UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04920

WASATCH FUNDS TRUST

(Exact name of registrant as specified in charter)

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel S. Stewart, Jr. Wasatch Advisors, Inc. 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108	Eric F. Fess, Esq. Chapman & Cutler LLP 111 West Monroe Street Chicago, IL 60603

Registrant’s telephone number, including area code: (801) 533-0777

Date of fiscal year end: September 30

Date of reporting period: March 31, 2015

Item 1:	Report to Shareholders.

2015

2015 SEMI-ANNUAL REPORT AND QUARTERLY COMMENTARIES

March 31, 2015

WASATCH FUNDS

EQUITY FUNDS / Wasatch Core Growth Fund • Wasatch Emerging India Fund • Wasatch Emerging Markets Select Fund • Wasatch Emerging Markets Small Cap Fund • Wasatch Frontier Emerging Small Countries Fund • Wasatch Global Opportunities Fund • Wasatch Heritage Growth Fund • Wasatch International Growth Fund • Wasatch International Opportunities Fund • Wasatch Large Cap Value Fund • Wasatch Long/Short Fund • Wasatch Micro Cap Fund • Wasatch Micro Cap Value Fund • Wasatch Small Cap Growth Fund • Wasatch Small Cap Value Fund • Wasatch Strategic Income Fund • Wasatch Ultra Growth Fund • Wasatch World Innovators Fund BOND FUNDS / Wasatch-1st Source Income Fund • Wasatch-Hoisington U.S. Treasury Fund

Wasatch Funds

Salt Lake City, Utah

www.WasatchFunds.com

800.551.1700

This material must be accompanied or preceded by a prospectus.

Please read the prospectus carefully before you invest.

Wasatch Funds are distributed by ALPS Distributors, Inc.

LETTER TO SHAREHOLDERS — HERE BE DRAGONS?

Samuel S. Stewart, Jr. PhD, CFA President of Wasatch Funds

DEAR FELLOW SHAREHOLDERS:

As the U.S. economic recovery approaches its sixth anniversary, prognosticators may want to borrow from the practice of medieval mapmakers. To depict areas beyond established frontiers, mapmakers drew colorful illustrations of dragons and other mythological creatures. The message was one of caution: No one knows what lies there. While today’s economic landscape may not be fraught with the perils of a months-long ocean voyage on a wind-powered vessel navigating in uncharted waters, the challenges facing investors are real.

To be sure, there are many positive signs. Over the past year, the pace of the economic recovery in the U.S. has held relatively steady, the unemployment rate has continued to fall as new jobs have been created at a healthy clip, and most financial markets have stayed at elevated levels.

At the same time, many economies around the globe are still struggling, short-term interest rates continue to hover near zero, the prices of various commodities have declined, energy prices in particular have plummeted, and the dollar has gained sharply against other world currencies. In numerous respects, the current situation is unlike that of any prior period. Similar to the explorers of old, we may be poised to discover whether or not there are dragons lurking beyond the horizon.

ECONOMY

On the surface, the waters appear relatively calm and the wind is at our backs. Most financial markets have continued to hold their values or trend upward. U.S. economic data generally indicate that we’re still in a period of slow but steady growth.

The unemployment rate has resumed its decline, but the civilian labor force participation rate is somewhat concerning as it sits near its 37-year low. And new-job creation was disappointing in March. Nevertheless, for all of 2015, new jobs are expected to total more than three million, roughly the same as last year.

Inflation is expected to remain low, given the huge assist from declining energy prices, and is likely to stay below the U.S. Federal Reserve’s target of 2%. In addition, the housing market is expected to finish the year strong with gains in housing starts, rising sales of existing homes and a resurgence of first-time buyers.

The economies of Europe and Japan are more problematic despite ongoing monetary stimulus. The real gross domestic product (GDP) growth rate for the euro area is forecast to be just 1.3% this year. In Japan, neither Abenomics nor a deliberate devaluation of the Japanese yen has had the desired effect. On the other hand, China’s GDP growth looks impressive by comparison. Although many investors were unnerved by the deceleration in growth for 2014, China remains one of the fastest-growing countries in the world.

Beyond GDP growth rates, of all the economic factors that make investors pause, some of the most concerning to me are the levels of interest rates around the world. The yield on 10-year U.S. Treasury bonds is currently below 2%, down from about 4% five years ago. Three-year Treasury notes are currently yielding less than 1%, while one-year Treasury bills are yielding about 0.25%. As I’ve cautioned many times, investors seeking higher yields today are taking on considerable principal risks. Even small rate increases could result in substantial principal losses for longer-term bonds.

So are we headed for another period of financial stress? That’s the question many investors are asking. While current stock valuations are elevated, I don’t see an obvious economic parallel to the situation leading up to the global financial crisis that began in 2007.

During the global financial crisis of 2007 to 2009, not only did the stock market suffer, the entire economy was teetering. Appropriately, central bankers and policymakers came to the rescue. Today, I feel that the global economy is on reasonably sound footing — despite slow growth around the world. But it’s important to note that investors can experience losses even when the economy is relatively resilient. For example, during the tech bear market of 2000 to 2002, stock prices generally fell despite the fact that quarterly GDP growth was positive in 10 out of 12 quarters.

My main point is that we’re in a “high-degree-of-difficulty” environment. There are no easy answers. Take oil, for example, which recently fell below $50 per barrel. For those who think they know where oil is headed next, I’d ask how well they predicted oil’s price action in 2008 and 2009. Back then, oil had an even-more dramatic decline — only to recoup about two-thirds of its losses in relatively short order.

The same can be said about our ability to predict the consequences of other economic phenomena: Low, even negative, interest rates throughout the world. New rounds of monetary stimulus by the European Central Bank and the Bank of Japan. A significant rise in the value of the U.S. dollar. Intentional depreciation of the Japanese yen. And slow economic growth contributing to fears of deflation. Can all of these occur without a major disruption down the road? Maybe. But it wouldn’t be surprising if the economy did indeed encounter some dragons in the coming years.

MARKETS

Seemingly in defiance of the slow-growth economy, and in the face of potentially higher interest rates from the Federal Reserve, most stocks continued their advance during the first quarter of 2015. The S&P 500® Index rose 0.95%, its ninth straight quarterly increase. Repeating the pattern of the previous quarter, small caps, as measured by the Russell 2000® Index, performed even better with a rise of 4.32%. For the first time since the dot-com bubble burst in 2000, the Nasdaq Composite Index advanced past the 5,000 level, although the Index had settled a bit lower by quarter-end.

MARCH 31, 2015 (UNAUDITED)

Moreover, the quarter’s gains were broad-based. Most sectors, market-cap ranges and style categories were in positive territory. Bond markets advanced as well. The intermediate-term Barclays Capital U.S. Aggregate Bond Index gained 1.61% and the long-term Barclays U.S. 20+ Year Treasury Bond Index rose 4.19%.

Overseas, European and Japanese stocks posted strong gains for the most part. Performance among emerging markets varied — China, India, Korea and Taiwan generally did well, while Latin America struggled. The strengthening U.S. dollar has had mixed impact internationally — boosting trade, but making dollar-denominated debt more expensive.

After several years of sharply rising stock prices and slow economic growth, there’s no question that valuations on most U.S. companies are high. Nor is there any denying that we’re now in a high-degree-of-difficulty environment, making the job of portfolio management more challenging.

In addition to the complicated risk/reward trade-offs of the current market environment, the S&P 500 Index has not had a correction of 10% or more for about three and a half years, which is two years longer than the average bull market. As a result, I believe now is a time for caution.

While I don’t think that most investors can effectively move in and out of the markets, a somewhat higher-than-normal cash position might be warranted for more-conservative investors. And in an era of markets often dominated by speculative trend-following, I think it’s especially important for portfolio managers to really understand the companies in which they’re invested. This has always been our focus at Wasatch.

Regarding interest rates, I’ve said before that mild increases would help people at or near retirement who are currently unable to generate reasonable income on their lower-risk investments. Higher interest rates would also encourage a healthier credit environment — more borrowers would have access to capital and lenders would have the potential to receive fair returns.

Now that the Fed has signaled a rate hike for later this year, my outlook is for a reversion to normalcy. But again, the endgame is especially difficult to predict because we haven’t been here before and we don’t know the nature of the dragons that may appear.

WASATCH

Wasatch is celebrating its 40th anniversary this year. In some ways, today’s environment couldn’t be more different from when I founded the firm in 1975. Back then, 10-year U.S. Treasury bonds were yielding about 8%. Inflation was running at approximately 9%. Oil prices were spiking upward. And stock prices were low coming off of the 1973 to 1974 bear market.

What hasn’t changed is our focus on seeking to exploit opportunities in less-efficient areas of the markets. From the 1970s through the 1990s, most of our efforts were dedicated to researching U.S. small-cap companies that were able to rapidly grow their returns on capital. In 2000, we applied the same philosophy and process to international markets and launched our first international investment vehicle.

With sincere thanks for your continued investment and for your trust,

Sam Stewart

Information in this report regarding market or economic trends, or the factors influencing historical or future performance, reflects the opinions of management as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

CFA® is a trademark owned by CFA Institute.

Wasatch Advisors is the investment advisor to Wasatch Funds.

Abenomics refers to the economic policies advocated by Japanese prime minister Shinzo Abe after his December 2012 re-election to the post he last held in 2007.

A bear market is generally defined as a drop of 20% or more in stock prices over at least a two-month period.

A bull market is defined as a prolonged period in which investment prices rise faster than their historical average. Bull markets can happen as the result of an economic recovery, an economic boom or investor psychology.

Gross domestic product (GDP) is a basic measure of a country’s economic performance, and is the market value of all final goods and services made within the borders of a country in a year.

Valuation is the process of determining the current worth of an asset or company.

The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged, but is a commonly used measure of common stock total-return performance.

The Russell 2000 Index is an unmanaged total-return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely used in the industry to measure the performance of small-company stocks.

The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities.

The Barclays U.S. 20+ Year Treasury Bond Index measures the performance of U.S. Treasury securities that have remaining maturities of 20 or more years.

The Nasdaq Composite Index is a market-capitalization weighted index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The types of securities in the Index include American depositary receipts, common stocks, real estate investment trusts (REITs) and tracking stocks.

You cannot invest directly in these or any indices.

WASATCH CORE GROWTH FUND (WGROX / WIGRX) — Management Discussion	MARCH 31, 2015 (UNAUDITED)

The Wasatch Core Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor and Paul Lambert.

JB Taylor Lead Portfolio Manager	Paul Lambert Portfolio Manager

OVERVIEW

Small-cap stocks were strong in the first quarter of 2015. After a year of trailing the S&P 500® Index, small caps outperformed their larger-cap counterparts for the second quarter in a row. It was also another quarter in which the average small-cap manager underperformed. In this context, we were pleased that the Wasatch Core Growth Fund — Investor Class gained 7.30% and outperformed its benchmarks. The Russell 2000 Index advanced 4.32% and the Russell 2000 Growth Index returned 6.63%. We attribute our performance to solid stock-picking, which was strong across the Fund.

DETAILS OF THE QUARTER

It’s impossible to discuss the current market environment without addressing the phenomenal performance of the biotechnology industry. The average biotechnology stock in the Russell 2000 Growth Index was up approximately 15% in the quarter, more than double the overall Index return. This has been an impressive run — in 13 of the last 16 quarters biotechnology stocks have outperformed.

The Fund’s minimal exposure to biotech companies has been a huge headwind. Most biotech companies go years without generating profits, and a company with great science may still fail to win Food and Drug Administration approval for its products. More biotech companies will fail than succeed, and the big winners heavily skew the industry’s performance.

We want to own profitable companies like Icon plc, which provides clinical-research services to the biotechnology industry. We call this a “picks and shovels” approach — selling goods and services to a well-capitalized group of risk-takers. In the first quarter, Icon was among our best contributors.

We will continue to execute our current strategy for the biotech industry, running a large underweight versus the benchmark, but occasionally rifle-shooting for a company with great science, a proven management team and a market valuation that is small relative to the company’s end-market potential.

The U.S. dollar continued to strengthen in the first quarter and the price of oil is still nearly 50% below the price last summer. Low-priced oil helps a company like our small-cap airline Allegiant Travel Co., where fuel is the largest single cost item in the income statement. Allegiant was the top contributor to the Fund’s performance in the first quarter.

Although the overall backdrop for small-cap fundamentals is the best we have seen in a long time, valuations remain high for U.S. small caps. The number of companies trading with market valuations greater than 10 times revenues, a valuation metric we would consider “extreme,” remains close to an all-time high. A historically low number of companies today qualify as inexpensive (less than 1 times revenues). We believe we must stay disciplined with our valuations in such an elevated market. At quarter-end, the Fund’s price-to-earnings (P/E) multiple was roughly in line with both indices, but we have been capturing much better-than-average revenue and earnings growth rates.

It’s not customary for us to outperform in such a strong small-cap market. Our focus on high-quality companies typically has resulted in the Fund giving up some performance relative to the indices in the strongest markets, but it has often outperformed by a wide margin in choppier markets. To illustrate, on the 100 worst market days between December 31, 2012 and March 31, 2015, the Russell 2000 Growth Index was down, on average, -1.6%, and the Wasatch Core Growth Fund outperformed on 92% of those days. We attribute the Fund’s recent outperformance to the underlying fundamentals of our portfolio companies. For example, the Fund’s second-best contributor was Credit Acceptance Corp., a non-prime auto-finance company that we believe has an exceptional management team and a track record for prudently allocating capital.

Life Time Fitness, Inc. and Polypore International, Inc. announced that they were being acquired. Even though these two companies were top contributors for the quarter, we didn’t spend much time cheering. When they have been acquired, we’ll need to find businesses of comparable strength to replace them with.

From our first purchase in 2005 through the end of 2012, MSC Industrial Direct Co., Inc. executed superbly and continued to take profitable share in a large maintenance, repair and operations market. Since then, the company has had a difficult time turning investment spending on new initiatives into profitable growth.

Cornerstone OnDemand, Inc. posted a solid fourth quarter, but management gave disappointing guidance. With 30% of Cornerstone’s revenues generated outside the U.S., the strong dollar will make the company’s growth rate look lower in the short term. We like Cornerstone and believe it is one of the most attractively valued software-as-a-service (SaaS) businesses in the market.

OUTLOOK

From where we sit, the operating environment for U.S. small-cap companies continues to improve and the average U.S. small-cap company’s fundamentals are accelerating. This has provided a good environment for us to execute our bottom-up selection process, as we focus on what we consider to be the highest-quality and best-managed long-duration growth companies. Our companies have consistently posted revenue and earnings growth rates that are higher than the average company. The ability to capture above-average earnings growth, compounded patiently over time, is at the center of our time-tested investment philosophy.

Thank you for the opportunity to manage your assets.

   Current and future holdings are subject to risk.

WASATCH CORE GROWTH FUND (WGROX / WIGRX) — Portfolio Summary	MARCH 31, 2015 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Core Growth (WGROX) — Investor	17.85%	15.11%	17.15%	8.65%
Core Growth (WIGRX) — Institutional	17.91%	15.20%	17.21%	8.67%
Russell 2000® Index	14.46%	8.21%	14.57%	8.82%
Russell 2000® Growth Index	17.36%	12.06%	16.58%	10.02%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2015 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Core Growth Fund are Investor Class: 1.18% / Institutional Class: 1.18%, Net: 1.12%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*Not	annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Allegiant Travel Co.	4.3%
Cimpress N.V.	3.4%
Life Time Fitness, Inc.	3.3%
Spirit Airlines, Inc.	2.9%
Credit Acceptance Corp.	2.9%

Company	% of Net Assets
Polypore International, Inc.	2.9%
MEDNAX, Inc.	2.8%
Tyler Technologies, Inc.	2.6%
Old Dominion Freight Line, Inc.	2.5%
Dealertrack Technologies, Inc.	2.4%

**	As of March 31, 2015, there were 57 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in these or any indices.

WASATCH EMERGING INDIA FUND (WAINX) — Management Discussion	MARCH 31, 2015 (UNAUDITED)

The Wasatch Emerging India Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan.

Ajay Krishnan, CFA Lead Portfolio Manager

OVERVIEW

In the first quarter of 2015, the Wasatch Emerging India Fund gained 5.76%. The Fund narrowly outpaced its benchmark, the MSCI India Investable Market Index, which rose 5.52%.

India continued to benefit from lower oil prices. Because the country imports about 80% of its oil, Brent crude’s decline of 48% over the past year has brought down India’s current-account deficit and rate of inflation. Those developments, in turn, helped shore up the currency and boosted inflows of foreign capital. The improved backdrop enabled the Reserve Bank of India to cut interest rates twice during the first quarter to stimulate economic growth.

While falling energy and commodity prices have lowered production costs and boosted the profits of Indian companies, top-line growth has been uninspiring. In the first quarter, the consumer-staples sector was the Fund’s largest source of outperformance, as our companies benefited from margin expansion and persistent demand for their products. Our lack of investments in energy companies also helped the Fund by avoiding direct exposure to what proved to be the worst-performing sector of the Index.

DETAILS OF THE QUARTER

Our two strongest contributors to Fund performance for the quarter were Lupin Ltd. and Natco Pharma Ltd. Both companies manufacture branded and generic pharmaceuticals and market them in India and other countries. Lupin is experiencing strong demand for its generic formulations and continues to execute well. The company also is benefiting from its excellent record with the U.S. Food and Drug Administration (FDA) and its significant number of new drugs completing registration and entering production.

Natco’s pipeline is impressive as well. The company has 34 applications for new drugs filed with the FDA and 22 more pending. It plans to launch its generic form of the multiple-sclerosis drug Copaxone later this year. Shares of Natco rose sharply in the first quarter on news it had won approval to market a generic version of Gilead’s new Hepatitis C drug, Sovaldi, in India and 90 other countries.

HCL Technologies Ltd. was our third-largest contributor. HCL is an information-technology (IT) company that provides infrastructure-management services in India, the U.S. and other countries. It has been especially successful at winning contracts that have come up for rebidding. Net income at the company jumped 28.0% in its most-recently reported quarter on 13.4% sales growth versus the same period a year ago. On a three-year horizon, we expect continued strong demand for its services to make HCL an ongoing holding in the Fund.

Our greatest detractor from performance for the quarter was India’s largest non-banking finance company, Mahindra

& Mahindra Financial Services Ltd. Through its network of branches, Mahindra finances purchases of tractors, utility vehicles, cars and homes, primarily in rural India. Although sales rose 11.3% year-over-year in the company’s most-recently reported quarter, earnings declined as weakness in southern India and a below-average monsoon season led to an uptick in non-performing loans. We view this as a temporary setback inherent in the uneven nature of the company’s business and continue to own the stock in the Fund.

Two other weak stocks in the Fund were La Opala RG Ltd. and TD Power Systems Ltd. Opala makes tableware, including opalware dinner sets and crystal. The company’s share price declined on investor concerns that top-line growth may be slowing. We think these fears are overdone, however, and remain optimistic about Opala’s long-term prospects.

TD Power manufactures and sells electric-power generators in India and internationally. Despite a 23.1% increase in sales, the company posted a small loss in its most-recently reported quarter compared to a small gain in the year-ago period. We believe this is a high-quality company positioned to make further inroads into European and Japanese markets, while also benefiting from planned upgrades to India’s railroad system and other infrastructure.

OUTLOOK

Even though the Indian government expects gross domestic product (GDP) to have increased 7.4% during the fiscal year ended March 31, pockets of weakness and lackluster sales growth have raised investor concerns. On the plus side, public finances have improved significantly, with the fiscal deficit over the same period projected to come in at 4.1% of GDP, the lowest in seven years. With recent auctions of coal licenses and mobile-telephone airwaves having added billions of dollars to government coffers, we believe the Modi government is likely to deliver on its ambitious plans for improving India’s roads, ports and power plants.

Streamlining India’s bureaucracy may prove more difficult, especially given its contentious political culture and decentralized system of government. Even so, such reforms are crucial for economic development. The maze of regulations, taxes and fees imposed by the country’s 29 states have dropped India to 142 out of 189 countries on the World Bank’s latest Ease of Doing Business Index. In areas such as contract enforcement and construction permits, India ranks even lower.

One initiative in which the government is making significant headway involves using biometric-enhanced ID cards to reduce fraud in its welfare system and provide benefits more efficiently to hundreds of millions of poor people. Other encouraging signs include progress on a proposed national sales tax. Known as the “goods-and-services tax,” the measure would transform India into a single market for the first time and pave the way for further expansions in commerce and manufacturing.

Thank you for the opportunity to manage your assets.

   Current and future holdings are subject to risk.

WASATCH EMERGING INDIA FUND (WAINX) — Portfolio Summary	MARCH 31, 2015 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 4/26/11
Emerging India	14.35%	43.20%	N/A	12.26%
MSCI India IMI	5.93%	24.14%	N/A	1.12%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2015 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging India Fund are 2.57%. The Net Expenses are 1.95%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*Not	annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Cognizant Technology Solutions Corp., Class A	3.2%
Natco Pharma Ltd. (India)	3.2%
HCL Technologies Ltd. (India)	3.0%
Glenmark Pharmaceuticals Ltd. (India)	2.9%
MakeMyTrip Ltd. (India)	2.6%

Company	% of Net Assets
Marksans Pharma Ltd. (India)	2.6%
Axis Bank Ltd. (India)	2.6%
Repco Home Finance Ltd. (India)	2.5%
Lupin Ltd. (India)	2.5%
Bajaj Finance Ltd. (India)	2.2%

**	As of March 31, 2015, there were 84 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ‡Inception: April 26, 2011. The MSCI India IMI (Investable Market Index) is designed to measure the performance of the large-, mid- and small-cap segments of the Indian market. The Index covers approximately 99% of the free-float adjusted market capitalization of the Indian equity universe. You cannot invest directly in this or any index.

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX) — Management Discussion	MARCH 31, 2015 (UNAUDITED)

The Wasatch Emerging Markets Select Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan and Roger Edgley.

Ajay Krishnan, CFA Lead Portfolio Manager	Roger Edgley, CFA Portfolio Manager	OVERVIEW In the first quarter of 2015, the Wasatch Emerging Markets Select Fund — Investor Class fell -0.59%. The Fund underperformed its benchmark, the MSCI Emerging Markets Index, which gained 2.24%. Emerging-market equities generally rose as the prospect of further policy easing in China lifted Asian shares and firmer oil prices boosted energy stocks.

Comments from Central Bank Governor Zhou Xiaochuan that China’s growth had slowed “too much” raised expectations for new measures to support the Chinese economy. While China, Hong Kong, Korea and Taiwan all posted gains that helped the Index, our minimal positions in those markets were headwinds for the Fund.

Our lack of investments in Russia also hurt the Fund’s performance relative to the Index. Russian stocks surged during the quarter following a cease-fire in Ukraine and a rebound in the price of Brent crude. The benchmark’s holdings in Russia also benefited from modest appreciation of the ruble against the U.S. dollar.

Most other emerging-market currencies fell against the greenback. In Turkey, Brazil and Colombia, currency depreciation produced what were the Fund’s three largest sources of underperformance. Meanwhile, the dollar’s strength helped the big exporters that make up a significant share of the Index. The capitalization effect favoring large- and mega-cap stocks was an additional headwind for the Fund, which generally has significant holdings in smaller-cap companies.

India was the Fund’s top-performing country. In India, our stocks outgained the benchmark’s holdings and made significant contributions to Fund performance. Together with healthy gains in the Philippines and Thailand, our strong showing in India helped the Fund offset much of its underperformance in other countries.

DETAILS OF THE QUARTER

India accounted for seven of the 10 strongest contributors to Fund performance for the quarter, including Lupin Ltd. and HCL Technologies Ltd. Lupin, our top contributor, markets its branded and generic pharmaceuticals primarily in India, the U.S. and Japan. The company is experiencing strong demand for its products and continues to execute well. Lupin also has benefited from its excellent record of compliance with U.S. Food and Drug Administration regulations.

HCL is an information-technology company that provides infrastructure-management services in India, the U.S. and other countries. It has been especially successful at winning contracts that have come up for rebidding. On a three-year horizon, we expect continued strong demand for its services to make HCL an ongoing holding in the Fund.

Another strong stock in the Fund was Metropolitan Bank & Trust. Metrobank offers a full range of banking services to business and retail customers in the Philippines. We believe its extensive branch network leaves the bank well-positioned to benefit from growing demand in the Philippines for consumer lending and financial services.

Our greatest detractor from performance for the quarter was Qualicorp S.A. The company offers insurance and benefits packages to corporations and affinity groups in Brazil. Its share price slumped on speculation that Brazil’s government is considering measures to stimulate sales of individual health-insurance plans. In addition, weakness in the Brazilian currency reduced the stock’s value in U.S. dollars.

Coca-Cola Icecek A.S. was the Fund’s second-largest detractor. Serving markets in Turkey, Pakistan, Central Asia and the Middle East, this Turkish company is a major bottler in the Coca-Cola system. Over the past two years, Coca-Cola Icecek has encountered a series of setbacks including the Taksim Gezi Park disturbances and the war against Islamic State in Iraq. In the first quarter, currency weakness in the Turkish lira also impacted the stock. Even so, with per-capita consumption of soft drinks in its markets still low compared to other countries, we think this top-tier bottler is well-situated for future growth.

Our third-largest detractor was Colombian cement company, Cemex Latam Holdings S.A. Strength in the Colombian currency had hurt Cemex by making it economical for a competitor to import cement from outside the country. That situation has now reversed and, over the longer term, we expect the company to benefit from Colombia’s significant infrastructure needs.

OUTLOOK

During the past four years, the MSCI Emerging Markets Index has made little headway — even as the earnings of its underlying companies have increased. As a result, the broad emerging-market universe has become more attractively valued. In addition, the U.S. dollar’s recent climb to multi-year highs has made emerging-market equities less costly for dollar-based investors.

We expect lower oil prices to benefit emerging markets in several ways. First, we believe the lower cost of imported oil will improve current-account deficits and help support the currencies of energy-importing countries. Second, reduced government outlays for fuel subsidies will improve fiscal accounts. Third, the lower cost of energy should put downward pressure on inflation. We believe these factors will help make developing nations more appealing to foreign investors and help emerging markets attract the capital they need to grow.

In short, we believe investment opportunities in emerging markets are more attractive now than at any time in the past several years. We are excited about emerging markets and their expanding role in the global economy.

Thank you for the opportunity to manage your assets.

  Current and future holdings are subject to risk.

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX) — Portfolio Summary	MARCH 31, 2015 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 12/13/12
Emerging Markets Select (WAESX) — Investor	-1.41%	3.30%	N/A	0.79%
Emerging Markets Select (WIESX) — Institutional	-1.26%	3.52%	N/A	1.21%
MSCI Emerging Markets Index	-2.37%	0.44%	N/A	-0.53%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2015 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Select Fund are Investor Class — Gross: 1.88%, Net: 1.69% / Institutional Class — Gross: 1.71%, Net: 1.51%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the securities of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Lupin Ltd. (India)	3.9%
International Container Terminal Services, Inc. (Philippines)	3.6%
PT Tower Bersama Infrastructure Tbk (Indonesia)	3.6%
Kasikornbank Public Co. Ltd. (Thailand)	3.5%
IndusInd Bank Ltd. (India)	3.4%

Company	% of Net Assets
HCL Technologies Ltd. (India)	3.3%
Universal Robina Corp. (Philippines)	3.2%
Metropolitan Bank & Trust (Philippines)	3.2%
Axis Bank Ltd. (India)	3.1%
PT Jasa Marga Persero Tbk (Indonesia)	3.0%

**	As of March 31, 2015, there were 38 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ‡Inception: December 13, 2012. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index designed to measure the equity market performance of emerging markets. You cannot invest directly in this or any index.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Management Discussion	MARCH 31, 2015 (UNAUDITED)

The Wasatch Emerging Markets Small Cap Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley, Andrey Kutuzov and Scott Thomas.

Roger Edgley, CFA Lead Portfolio Manager	Andrey Kutuzov, CFA Associate Portfolio Manager	Scott Thomas, CFA Associate Portfolio Manager

OVERVIEW

In the first quarter of 2015, the Wasatch Emerging Markets Small Cap Fund gained 0.37% but underperformed its benchmark, the MSCI Emerging Markets Small Cap Index, which gained 3.59%. Emerging-market equity returns were mixed but generally rose as the prospect of further policy easing in China lifted Asian shares.

Comments from Central Bank Governor Zhou Xiaochuan that China’s growth had slowed “too much” raised expectations for new measures to support the Chinese economy. China and Korea posted gains that helped the Index. Our underweighting in those markets and the underperformance of our holdings were headwinds for the Fund. Taiwan was also a positive market. The Fund’s weight in Taiwan was approximately equal to that of the benchmark and our holdings outperformed those in the Index.

Several emerging-market currencies fell relative to the U.S. dollar during the quarter. In Turkey, Brazil and Colombia, currency depreciation impacted stock performance in the benchmark and the Fund. Meanwhile, the dollar’s strength helped the big exporting markets. India continued to provide positive performance.

DETAILS OF THE QUARTER

It is worth commenting on China and the changes in equity markets there, as well as the implications for emerging-market investors. China is a significant part of the emerging-market indices and it is likely to get much larger given the size of the domestic Chinese equity market as well as U.S.-listed Chinese names. While the Fund remains significantly underweighted in China, we expect to increase our Chinese holdings over time.

The difficulty for equity investors in China has been to find high-quality names that are not state-owned enterprises (SOEs) or connected to or controlled by SOEs (the capitalization of SOEs is well over 70% of the market). That is part of the reason China is a value market, though reforming SOEs — which seems part of the Chinese government’s agenda — may help to improve their valuations. The performance of emerging-market SOEs has been substantially worse than the market since 2008. At the present time, China is opening up its equity market and the currency is becoming liberalized. This is not a small market opening up. The market capitalization of the domestic Chinese market is over US$4 trillion.

For us as small-cap investors, our challenges in China have been lack of scale in companies we see (in a large-scale economy), hyper-competition, corporate governance and unclear strategy. These challenges will not go away. However, over time we believe companies and managements will improve. We see progress in the “new areas” of the economy (Internet, health care, technology). In addition to investing in companies based in mainland China, we also expect to invest in companies based in Hong Kong and Taiwan that have shown they can be successful in China.

Elsewhere, India continued to see strength and the Fund continued to be structurally overweight in India. Natco Pharma Ltd. was one of the Fund’s top contributors. Natco’s share price rose sharply in the first quarter on news it had won approval to market a generic version of Gilead’s new Hepatitis C drug, Sovaldi, in India and 90 other countries.

The Fund is still underweight in Korea, but we are increasingly finding more attractive opportunities as dividends increase, government regulation improves and labor productivity gets better. Nevertheless, Korea was a source of underperformance in the first quarter as our companies overall did not keep pace with those in the benchmark. Hanssem Co. Ltd., a manufacturer of kitchen and bath cabinetry, was up over 50% and was the Fund’s top contributor to performance. On the other hand, i-SENS, Inc. was down over 20% and detracted from performance. i-SENS, one of the world’s leading manufacturers of blood-glucose monitoring systems, has one of the lowest costs of manufacturing for blood-glucose strips. The company also has a strong research and development pipeline.

Another large detractor was Qualicorp S.A., a firm offering insurance and benefits packages to corporations and affinity groups in Brazil. Qualicorp’s shares slumped on speculation that the government is considering measures to stimulate sales of individual health-insurance plans, which could increase competition in Qualicorp’s industry.

OUTLOOK

Overall, we see a much better tone in emerging markets. While gross domestic product (GDP) growth has been slowing and U.S. dollar-denominated debt levels remain a concern, we’re optimistic regarding the prospects for lower interest rates and SOE reforms.

The outlook is clearly improving in the developed regions of Europe and Japan. Emerging markets may be lagging, but over time they may also benefit from the improvement in developed markets. During the past four years, the MSCI Emerging Markets Small Cap Index has essentially moved sideways even as the earnings of its underlying companies have increased. As a result, the broad emerging-market universe has become more attractively valued. In addition, the U.S. dollar’s recent climb to multi-year highs has made emerging-market equities less costly for dollar-based investors. Going forward, we anticipate lower oil prices will also benefit many emerging markets.

We appreciate the support that shareholders have shown us.

  Current and future holdings are subject to risk.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Portfolio Summary	MARCH 31, 2015 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 10/1/07
Emerging Markets Small Cap	-2.06%	4.42%	7.06%	4.49%
MSCI Emerging Markets Small Cap Index	-2.65%	1.06%	2.64%	0.71%
MSCI Emerging Markets Index	-2.37%	0.44%	1.75%	-0.49%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2015 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Small Cap Fund are 2.02%. The Net Expenses are 1.95%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
D&L Industries, Inc. (Philippines)	2.0%
Hermes Microvision, Inc. (Taiwan)	2.0%
Security Bank Corp. (Philippines)	2.0%
Pidilite Industries Ltd. (India)	1.8%
Giant Manufacturing Co. Ltd. (Taiwan)	1.7%

Company	% of Net Assets
Koh Young Technology, Inc. (Korea)	1.7%
Merida Industry Co. Ltd. (Taiwan)	1.7%
Minor International Public Co. Ltd. (Thailand)	1.7%
Poya Co. Ltd. (Taiwan)	1.6%
Hotel Shilla Co. Ltd. (Korea)	1.6%

**	As of March 31, 2015, there were 111 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ‡Inception: October 1, 2007. The MSCI Emerging Markets and Emerging Markets Small Cap indices are free float-adjusted market capitalization indices designed to measure the equity market performance of emerging markets. You cannot invest directly in these or any indices.

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX) — Management Discussion	MARCH 31, 2015 (UNAUDITED)

The Wasatch Frontier Emerging Small Countries Fund is managed by a team of Wasatch portfolio managers led by Laura Geritz.

Laura Geritz, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch Frontier Emerging Small Countries Fund fell -4.52% in a disappointing first quarter of 2015. The Fund also underperformed the MSCI Frontier Emerging Markets Index, which lost -2.42%.

The first quarter was a difficult time for frontier markets. Lower oil prices continued to weigh on net exporters of oil and hurt performance in Nigeria, Colombia and Kuwait. Nevertheless,

many frontier markets remain bright spots of positive change and growth in a growth-challenged world.

I think the pullback in frontier markets has been overdone and has been driven by sharply lower oil prices, which have had collateral effects on more domestically oriented companies in various countries. With the retrenchment in the equity markets, frontier stocks look attractively valued.

DETAILS OF THE QUARTER

In his latest quarterly message, Wasatch Funds’ President, Sam Stewart, speaks of dragons as metaphors for uncertainty in today’s investment environment. The Frontier Emerging Small Countries Fund ventures into places relatively unexplored on the map, where dragons illustrate boundaries not yet crossed by most investors.

Given a number of weak quarters in a row for frontier markets and media headlines suggesting something might be wrong with the economies where we invest, my team and I rolled up our sleeves and went out in an attempt to slay the dragons — to find out if negative movements in the markets had much justification based on the fundamentals. We traveled to Vietnam, Cambodia, Laos, Turkey, Sri Lanka, the United Arab Emirates, Qatar, Egypt, Tunisia and South Korea.

We met scores of management teams and spent hours with central bankers, journalists, economists and other experts in each country. This was one of the most-grueling explorations of frontier markets since the launch of the Fund. When stocks go down, I always fear I’m missing something. However, I walked away from this trip with even stronger conviction that the frontier story remains as good as, if not better than, ever.

It had been roughly a year since I last touched down in Vietnam and about three years since I had been to Cambodia and Laos. The changes underway are stunning. These countries, with dynamic, young and educated labor pools, appear perfectly positioned to benefit from the movement of jobs from China. In addition to low-end jobs, high-tech jobs are moving here as well.

Vietnam is targeting hundreds of initial public offerings (IPOs). Cambodia is introducing companies as well, though custody is still a bottleneck. Laos is behind the curve, but has plenty of funding from regional governments that see placing money here as having the potential for great returns on investment. We can gain access to this market through regional players with a strong footprint in Laos. So why isn’t the Vietnamese stock market raging? From our deep due diligence, it’s nothing fundamental. Our analysis concluded that for most constituents of the frontier asset class, the best is yet to come.

I made my first visit to Tunisia. This is the country where the Arab Spring was ignited. Surely, this would be a terrifying place — filled with dragons. My view from the airplane was one of verdant hills covered in olives and grapes, a sparkling sea, and modern roads and buildings. After a day of meetings and a lunch at the last remaining caravan hotel in the city, it was crystal clear to me that the reason the Arab Spring started in this nation was that it could. While Tunisia is a small market, its companies have a long history of regional success and significant growth rates. In addition, attractive IPOs are springing up in the country.

SECTOR AND COUNTRY REVIEW

The consumer-staples sector detracted the most from the Fund’s absolute performance in the first quarter. We believe consumer-staples companies continue to offer the most attractive exposure to frontier markets with the best risk-to-return profile, which explains why over 40% of the Fund is in this sector. During the first quarter, our consumer-staples holdings declined, but not as much as those in the benchmark.

Several of the Fund’s biggest detractors for the quarter came from the consumer-staples sector, including food-products manufacturer and distributor Nestlé Nigeria plc, Nigerian Breweries and food processor Grupo Nutresa S.A. (Colombia). However, six of the Fund’s top 10 contributors to performance were consumer-staples companies including British American Tobacco Bangladesh Co. Ltd.; Universal Robina Corp., the largest food and beverage company in the Philippines; and Agthia Group PJSC, a UAE agribusiness and consumer-foods company.

Our holdings in Nigeria and Pakistan, traditionally strong markets for the Fund, were significant sources of weakness for the quarter. Bangladesh and the Philippines were the largest contributors to the Fund’s absolute performance. Kenya was the Fund’s rare outperformer in sub-Saharan Africa, helped by our investment in telecommunications company Safaricom Ltd., our top contributor for the quarter.

OUTLOOK

While I’m comfortable with our investments, I’ve had the privilege of personally venturing to frontier markets to see the opportunities firsthand. My hope is that investors trust me as a dragonslayer. I take my fiduciary duty with the utmost seriousness and invest my assets alongside the Fund’s shareholders. My fear is that without confronting the dragons firsthand, investors will confuse falling stock prices with weak fundamentals. I hope I’ve convinced you otherwise. I remain confident and excited about the long-term prospects of frontier markets in general, and the Fund in particular.

Thank you very much for your investment.

  Current and future holdings are subject to risk.

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX) — Portfolio Summary	MARCH 31, 2015 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 1/31/12
Frontier Emerging Small Countries	-9.04%	-4.74%	N/A	14.01%
MSCI Frontier Emerging Markets Index	-12.58%	-2.50%	N/A	7.54%
MSCI Frontier Markets Index	-15.18%	-3.62%	N/A	11.63%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2015 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Frontier Emerging Small Countries Fund are 2.24%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
East African Breweries Ltd. (Kenya)	3.2%
Commercial International Bank S.A.E. (Egypt)	3.2%
GrameenPhone Ltd. (Bangladesh)	2.9%
Safaricom Ltd. (Kenya)	2.9%
Universal Robina Corp. (Philippines)	2.5%

Company	% of Net Assets
Kuwait Foods Americana (Kuwait)	2.5%
Square Pharmaceuticals Ltd. (Bangladesh)	2.4%
Nestlé Nigeria plc (Nigeria)	2.4%
Vietnam Dairy Products JSC (Vietnam)	2.4%
Nigerian Breweries plc (Nigeria)	2.2%

**	As of March 31, 2015, there were 142 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ‡Inception: January 31, 2012. The MSCI Frontier Emerging Markets and MSCI Frontier Markets indices are free float-adjusted market capitalization indices designed to measure the equity market performance of the global frontier and emerging markets. You cannot invest directly in these or any indices.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Management Discussion	MARCH 31, 2015 (UNAUDITED)

The Wasatch Global Opportunities Fund is managed by a team of Wasatch portfolio managers led by JB Taylor and Ajay Krishnan.

JB Taylor Lead Portfolio Manager	Ajay Krishnan, CFA Lead Portfolio Manager	OVERVIEW The Wasatch Global Opportunities Fund was up 4.04% in the first quarter of 2015, roughly keeping pace with the benchmark MSCI AC World Small Cap Index, which returned 4.36%.

Ongoing signs of strength in the domestic economy supported U.S. small-cap performance, as the employment backdrop continued to improve and consumers benefited from the recent decline in oil prices. At the same time, the U.S. Federal Reserve reiterated that the inevitable tightening of monetary policy would be measured, given an inflation rate that has remained below the target level.

Among other major developed markets, Japanese small caps performed extremely well. In addition, most eurozone stocks rebounded as the European Central Bank stepped up its commitment to quantitative easing. Within emerging markets, equity performance was less robust overall, weighed down by some of the commodity-exporting countries and several economies experiencing severe currency weakness.

Against this backdrop, stock selection within countries was the principal factor in the Fund’s performance. Selection within the United States, Japan and the United Kingdom was especially strong. In terms of sectors, selection within consumer discretionary and consumer staples helped relative performance, while selection within financials and health care underperformed the benchmark.

Although we believe our heavy allocation to emerging markets will pay off over the longer term, the allocation was a drag on the Fund’s return during the first quarter. In particular, Brazil, Colombia and Turkey underperformed.

DETAILS OF THE QUARTER

India had a positive effect on the Fund during the first quarter. Our top-performing Indian stock was Lupin Ltd., which markets branded and generic pharmaceuticals primarily in India, the U.S. and Japan. The company is experiencing strong demand for its products and continues to execute well. Lupin also has benefited from its excellent record of compliance with the U.S. Food and Drug Administration.

Allegiant Travel Co. was another leading contributor to performance for the quarter. The airline has successfully pursued a low-cost, high-utilization business model in select underserved U.S. markets. Moreover, we believe that lower fuel costs will help boost margins and profits going forward.

Pigeon Corp. (Japan) benefited from solid revenue growth and improved sentiment on Japan’s economy. The company has the top market share of sales for baby and child-care products in Japan. Additionally, Pigeon’s overseas business is expanding mainly due to sales in China.

Qualicorp S.A. detracted from Fund performance for the quarter. Qualicorp offers insurance and benefits packages to corporations and affinity groups in Brazil. The company’s shares slumped on speculation that the government is considering measures to stimulate sales of individual health-insurance plans, which could increase competition in Qualicorp’s industry. Additionally, weakness in the Brazilian real reduced the stock’s value when converted into U.S. dollars.

Information-technology firm Cornerstone OnDemand, Inc. also lagged. Cornerstone, which provides cloud-based human-resources software, saw its shares decline after management lowered revenue guidance for 2015. With its main competitors having been acquired by larger companies, we think Cornerstone is well-positioned to capture more of the growing human-resources software market.

Coca-Cola Icecek A.S., a major bottler in the Coca-Cola system serving markets in Turkey, Pakistan, Central Asia and the Middle East, was another detractor for the quarter. Over the past two years, Coca-Cola Icecek has encountered a series of setbacks including the Taksim Gezi Park disturbances and the war against Islamic State in Iraq. During the quarter, currency weakness in the Turkish lira also impacted the stock. Even so, with per-capita consumption of soft drinks in its markets still low compared to other countries, we think this top-tier bottler is well-situated for future growth.

OUTLOOK

Indications of economic health and employment in the U.S. are more favorable than in most parts of the world. Moreover, our U.S. companies have been reporting excellent sales and earnings growth rates — and margins remain high. However, valuations are generally quite elevated in the U.S. So we’re increasingly looking abroad to find companies with attractive growth opportunities at reasonable prices.

While the Fund’s current weighting in Japan is below that of the benchmark, we’re considering increasing our exposure, as Japan‘s efforts at fiscal stimulus and monetary easing are gradually being accompanied by structural reforms. And we’re increasingly finding well-managed small-cap growth companies in Japan.

European economies have not yet picked up the momentum we’d like to see. Nevertheless, we’re optimistic about the investing environment as we expect accommodative fiscal and monetary policies to take hold in coming quarters.

Although emerging-market stock performance has lagged the performance of developed markets over the past several years, we believe emerging markets now offer especially compelling valuations for companies that are poised to increase revenues and earnings at double-digit rates well into the future. In addition, we expect lower oil prices to benefit emerging markets. In short, the investment opportunities in emerging markets look more attractive to us now than at any time in the past several years.

We continue to look globally for small companies with market leadership, sustainable competitive advantages, strong financials and proven management teams.

Thank you for the opportunity to manage your assets.

  Current and future holdings are subject to risk.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Portfolio Summary	MARCH 31, 2015 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 11/17/08
Global Opportunities	5.71%	5.71%	12.01%	21.02%
MSCI AC World Small Cap Index	6.22%	3.23%	11.00%	18.40%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2015 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Opportunities Fund are 1.78%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small and micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Allegiant Travel Co.	2.5%
Wirecard AG (Germany)	2.4%
Knight Transportation, Inc.	2.4%
IPG Photonics Corp.	2.1%
Lupin Ltd. (India)	2.0%
Seattle Genetics, Inc.	2.0%

Company	% of Net Assets
Medy-Tox, Inc. (Korea)	1.9%
International Container Terminal Services, Inc. (Philippines)	1.8%
Calbee, Inc. (Japan)	1.8%
MercadoLibre, Inc. (Brazil)	1.8%

**	As of March 31, 2015, there were 78 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ‡Inception: November 17, 2008. The MSCI AC (All Country) World Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed and emerging markets. You cannot invest directly in this or any index.

WASATCH HERITAGE GROWTH FUND (WAHGX) — Management Discussion	MARCH 31, 2015 (UNAUDITED)

The Wasatch Heritage Growth Fund was managed by a team of Wasatch portfolio managers led by Chris Bowen.

Chris Bowen Lead Portfolio Manager

SPECIAL NOTICE

The Wasatch Heritage Growth Fund ceased operations on April 30, 2015. Following official notice to shareholders, the Fund liquidated its holdings and moved to cash and cash equivalents during the first quarter of 2015. For more information, please call Wasatch Funds at 800.551.1700.

Per the Special Notice above, the following comments reflect the partial period prior to the liquidation of the

Fund’s holdings, although the Fund and index returns are for the full quarter.

OVERVIEW

As volatility re-emerged, the stock market as gauged by the S&P 500 Index eked out another gain during the first quarter, rising 0.95%, its ninth consecutive quarterly advance.

In contrast, paced by equities in the information-technology sector, the Wasatch Heritage Growth Fund gained 5.98% for the first quarter of 2015. The result exceeded the 5.38% return of the Fund’s primary benchmark, the Russell Midcap Growth Index.

The Fund’s performance during the quarter was broad-based, but was led by information-technology companies IPG Photonics Corp. and Cognizant Technology Solutions Corp. Another top contributor was health-care company Mallinckrodt plc along with Nu Skin Enterprises, Inc.

The stocks that detracted significantly from the Fund’s performance included F5 Networks, Inc., MSC Industrial Direct Co., Inc. and LKQ Corp. These companies suffered modest declines and, in aggregate, subtracted less than one percentage point from performance.

DETAILS OF THE QUARTER

A few identifiable factors contributed to the Fund’s recent strong performance. Previously oversold stocks rebounded. Companies exceeded earnings expectations. Relative to historical patterns, we saw more of the Fund’s holdings get acquired at meaningful premiums.

During the quarter, several of the Fund’s larger holdings that didn’t perform well in mid-2014 continued to recover. In most cases, the pullbacks were temporary blips caused by the short-term outlook for each company. Combined with our analysis of individual company fundamentals, our core tenet — treating the investment process as a marathon rather than a sprint — helped us maintain our conviction.

Cognizant is a perfect example of this type of turnaround story. Cognizant’s stock retreated during the third quarter of 2014 due to the perception of slowing growth. We’ve owned the company for many years and feel like we understand it well. Our belief in the ability of Cognizant’s management team to execute its business plan, the company’s competitive and strategic positioning and an attractive long-run outlook led us to ultimately make it one of the Fund’s largest holdings. Last year, Cognizant announced that big contracts would be coming through, but that earnings would be lumpy over the short term. We didn’t sell the stock in a panic, and more recently we saw evidence of the big contracts starting to flow through.

EPAM Systems, Inc., a technology outsourcing company similar to Cognizant, also had an outstanding quarter. The software development service provider has a significant portion of its operations based in Eastern Europe. The stock is what we term a “Wasatch Graduate.” After we initially uncovered the company during our research efforts, its market capitalization wasn’t appropriate for the Heritage Growth style. However, several Wasatch portfolio managers that focus on small-cap stocks recognized the quality of the company and purchased the stock for their funds. As the company continued to grow, it “graduated” from the small-cap space. We still found EPAM’s valuation attractive and bought the stock when it pulled back as tensions between Russia and Ukraine were near their highest point last year. As political concerns in the region eased and as the company demonstrated an ability to successfully execute its business plan in spite of them, EPAM Systems continued to grow and the stock was a solid performer for the Fund.

We saw good bottom-line performance in the first quarter from all but a handful of the Fund’s holdings. Most of our companies met or exceeded our earnings expectations. However, a few companies delivered weaker-than-expected results, including LKQ whose stock price declined and was one of our largest detractors. The salvage-yard operator supplies replacement parts to the automobile industry. LKQ’s network contains over 500 facilities, allowing it to offer inventory depth and delivery speed that typically exceeds that of competitors. LKQ strips usable parts from vehicles and sells the remainder as scrap metal. LKQ is currently facing headwinds due to declining metal prices, and a strong dollar has impacted its international operations.

A few of the Fund’s holdings were acquired at attractive premiums. Late last summer, Questcor Pharmaceuticals, Inc. merged with Mallinckrodt, and Tim Horton’s was taken over by Restaurant Brands International, Inc. in December. In the first quarter, Laboratory Corp. of America Holdings completed its acquisition of Covance.

IPG Photonics was the Fund’s top contributor during the quarter. The company develops and produces lasers that can be used in a wide variety of manufacturing applications. One of the most compelling long-term opportunities is in the burgeoning field of 3D printing. IPG’s fiber lasers tend to be less energy-intensive compared to standard solid-state lasers, giving it a competitive advantage in the marketplace.

For more than 10 years, we have strived to manage the Wasatch Heritage Growth Fund in a way that offered growth along with the potential to mitigate the downside during some of the biggest market crises in recent memory. We sincerely thank you for taking the time to understand our strategy and for placing your trust in us. We’re grateful for the opportunity we’ve had to manage your assets.

  Current and future holdings are subject to risk.

WASATCH HERITAGE GROWTH FUND (WAHGX) — Portfolio Summary	MARCH 31, 2015 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Heritage Growth	13.81%	9.33%	13.53%	7.77%
Russell Midcap® Growth Index	11.53%	15.56%	16.43%	10.19%
S&P 500® Index	5.93%	12.73%	14.47%	8.01%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2015 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Heritage Growth Fund are 0.95%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small and mid cap funds will be more volatile and loss of principal could be greater than investing in large cap funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP TEN EQUITY HOLDINGS**

The Fund liquidated its holdings and moved to cash and cash equivalents during the first quarter of 2015.

**	As of March 31, 2015, there were no holdings in the Fund.

SECTOR BREAKDOWN

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell Midcap Growth Index are also members of the Russell 1000 Growth Index. The S&P 500 Index represents 500 of the United States’ largest stocks from a broad variety of industries. The index is unmanaged and is a commonly used measure of common stock total return performance. You cannot invest directly in these or any indices.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Management Discussion	MARCH 31, 2015 (UNAUDITED)

The Wasatch International Growth Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley, Linda Lasater and Kabir Goyal.

Roger Edgley, CFA Lead Portfolio Manager	Linda Lasater, CFA Associate Portfolio Manager	Kabir Goyal, CFA Associate Portfolio Manager

OVERVIEW

Equity markets started the year on a positive note. Developed markets were resilient, buoyed in part by the start of quantitative easing in Europe and further macro improvements in Japan. We see good technical breadth across developed markets. Canada was the laggard, hurt by a falling currency and fears about the energy market. Emerging markets were robust, with particularly strong showings from Korea, China and India. The Wasatch International Growth Fund gained 6.21% in the first quarter of 2015, outpacing the 3.93% return of the MSCI All Country World Ex-U.S.A. Small Cap Index.

DETAILS OF THE QUARTER

Our research process continues to focus on finding attractively priced high-quality stocks. In particular, we are finding opportunities in Japan, Korea and Hong Kong/China. We also have been adding to our weight in Europe because eurozone fundamentals are looking more attractive. We’re optimistic about the investing environment as we expect accommodative fiscal and monetary policies to take hold in coming quarters.

Japan has long been a rich source of ideas for the Fund, in part from its large number of listed companies, and in part from the number of companies trading at attractive price-to-earnings multiples. As the investing environment in Japan has improved, we have increased our weight in the country from less than 10% of the Fund on December 31, 2012 to over 25% on March 31, 2015. Our investment team’s deep experience in Japan and multiple research trips per year have allowed us to maintain what we believe is a high-quality bar in the portfolio.

Calbee, Inc. dominates the snack-food market in Japan. The company has an enviable brand, though for many years Calbee was only able to generate single-digit margins, far lower than its global peers. The current CEO, Akira Matsumoto, previously worked at Johnson & Johnson* and has brought a focused discipline to margins and returns on capital. His leadership is one of the key reasons the company’s return on equity (ROE) has nearly doubled over the past four years.

Pigeon Corp. manufactures baby bottles and has over 80% of the market share in Japan. The company is aggressively taking its strong brand to overseas markets, including expanding its product line into diapers for the Chinese market.

Historically, Japan had generated some of the lowest ROEs among developed markets. Today, corporate managers in Japan seem to be shifting their focus toward productivity and capital returns. This is evident from our conversations with management teams and from the increasing dividends from our holdings.

Similar to Japan, Korean companies had historically generated low ROEs, underutilized their balance sheets, and made capital decisions that benefited insiders over public shareholders. The tide appears to be shifting in Korea with increased dividends, improved government regulations and greater labor productivity. Today in Korea, we are seeing more of what we consider to be high-quality entrepreneurial firms, often with deep technical expertise.

Over the past nine months, we have added three Korean companies to the Fund. ISC Co. Ltd. has a leading technology in the test socket market for semiconductors. The product is consumable, which we believe will generate strong recurring sales.

Medy-Tox, Inc. has developed the next generation of Botox and has a strong supply partner in Allergan* to distribute it globally. Medy-Tox’s new product, Innotox, has a number of benefits over Botox and the market applications for Innotox and Botox are increasing, both for cosmetic purposes and for therapeutic uses.

KEPCO Plant Service & Engineering Co. operates and maintains power plants. The company’s contracts with plant owners tend to be long term, and are typically renewed upon completion, providing a recurring revenue stream. KEPCO Plant Service has expanded outside of Korea, with the overseas portion comprising nearly 15% of revenues and providing a boost to long-term growth.

OUTLOOK

We are excited about the quality of companies in the Fund and believe these companies have a long runway for growth. Many of our companies offer unique services that are in high demand, which is a key factor in reducing the market risk around these holdings.

We continue to see opportunities across developed markets, especially in Japan and Europe. Additionally, the weakening euro has improved the outlook for eurozone-based companies with a global footprint, though it remains a challenge to find high-quality names.

In the first quarter of the year, the Wasatch research team visited companies in the United Kingdom, Canada and Australia. In the second quarter, we expect to meet with companies in Japan, Korea, Continental Europe, New Zealand, Australia, Taiwan, Hong Kong and China.

We thank shareholders for their support.

*	As of March 31, 2015, the Wasatch International Growth Fund was not invested in Johnson & Johnson or Allergan, Inc.

   Current and future holdings are subject to risk.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Portfolio Summary	MARCH 31, 2015 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
International Growth	4.75%	-1.70%	12.97%	9.28%
MSCI AC World Ex-U.S.A. Small Cap Index	-0.20%	-3.60%	6.52%	6.92%
MSCI World Ex-U.S.A. Small Cap Index	0.51%	-4.82%	7.63%	5.86%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2015 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Growth Fund are 1.46%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Domino’s Pizza Enterprises Ltd. (Australia)	2.7%
Pigeon Corp. (Japan)	2.6%
Domino’s Pizza Group plc (United Kingdom)	2.5%
Calbee, Inc. (Japan)	2.3%
Nihon M&A Center, Inc. (Japan)	2.2%

Company	% of Net Assets
Rightmove plc (United Kingdom)	2.1%
Rotork plc (United Kingdom)	2.1%
Cosmos Pharmaceutical Corp. (Japan)	2.1%
Patrizia Immobilien AG (Germany)	2.1%
Hexpol AB (Sweden)	2.1%

**	As of March 31, 2015, there were 83 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI AC (All Country) World Ex-U.S.A. Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States, and in emerging markets. The MSCI World Ex-U.S.A. Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States. You cannot invest directly in these or any indices.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Management Discussion	MARCH 31, 2015 (UNAUDITED)

The Wasatch International Opportunities Fund is managed by a team of Wasatch portfolio managers led by Laura Geritz and Jared Whatcott.

Laura Geritz, CFA Lead Portfolio Manager	Jared Whatcott, CFA Associate Portfolio Manager	OVERVIEW The International Opportunities Fund gained 5.22% for the quarter ended March 31, 2015, beating its benchmark, the MSCI All Country World Ex-U.S.A. Small Cap Index, which rose 3.93%.

European equities started the year off strong on the back of additional stimulus from the European Central Bank. While investors were hoping that low energy prices, low interest rates and a weak currency would help get Europe on its feet again, economic concerns in emerging economies like Russia, China and Brazil continued to dampen global growth expectations.

The biggest change in the Fund and global markets over the past 12 months has been the resurgence of Japan. Japanese stocks have been benefiting from bottom-up and top-down initiatives. We have been finding abundant investment opportunities in the land of the rising sun.

DETAILS OF THE QUARTER

“Every being that exists in the entire world is linked together as moments in time, and at the same time they exist as individual moments of time. Because all moments are the time being, they are your time being.” This quote from Zen Buddhist teacher Dogen Zenji was cited in Ruth Ozeki’s recent novel, A Tale for the Time Being. After more than 20 years of mending from a real-estate and economic bubble, we believe now — in economic and stock-market terms — is once again Japan’s time being. As a student of the country and a lover of Japan’s culture and scenery, I waited a long time for this to happen. I’m encouraged by Prime Minister Abe’s initiatives and from our bottom-up analysis of Japanese corporations, and I think Japan’s resurgence might last longer than in the past.

So why Japan? As many of our investors know, our research process involves screening a large set of micro-cap companies, and then traveling the world to dig into the companies that we believe have the best investment potential. Based on our recent screening and deep due diligence, Japan has caught our attention. We are seeing Japanese corporations buying back shares, lifting wages, paying down debt, increasing dividends, and engaging in mergers and acquisitions. Best yet, Japan’s micro-cap stocks remain inexpensive on our metrics. We believe Japan is propelling its time being.

Our holdings in Japan outdid the strong performance of the Japanese component of the Index. Our decision to add to the Fund’s weight in Japan during the quarter meant that we quickly closed what had been a large underweight gap relative to the Index.

The Fund’s consumer-discretionary sector aided performance relative to the Index. Domino’s Pizza Enterprises Ltd., a franchise-license owner in Australia with operations around the world, was a top contributor for the quarter. Some of our larger emerging-market positions like Famous Brands Ltd., a South African food company, and Berjaya Food Bhd., a Malaysian restaurant operator, saw stock-price declines that detracted from the Fund’s generally strong performance in the consumer-discretionary sector.

Information technology (IT) was another strong sector within the Fund. IT and Internet service names EOH Holdings Ltd. (South Africa) and My EG Services Berhad (Malaysia) continued their strong performance from last quarter.

At about one-third of the portfolio, our biggest sector weight is consumer staples. This was one of the better-performing sectors in the Index during the quarter, and we gained a lot of relative performance from our overweight position. Gains in the stock prices of Japanese drug-store chain Kusuri No Aoki Co. Ltd. and Philippine Seven Corp. more than offset the decline of Singapore bakery chain BreadTalk Group Ltd.

The Fund struggled in the financials sector and our holdings underperformed those in the benchmark. Insurer British-American Investments Co. Kenya Ltd. (Kenya) was the biggest detractor in the sector.

Our pharmaceutical stocks were down, while those in the Index were up. This was the primary reason that, despite the strong performance of United Arab Emirates health-care provider NMC Health plc, the health-care sector detracted from performance relative to the Index.

OUTLOOK

We will be traveling through Japan to meet with companies’ management teams. With many people on Wasatch’s research team who know Japan well and a history of good stock-picking in the market, we feel we have the ability to execute well in this market.

Japan is not the only country where we see positive changes. After several years of sluggish growth in China, we are seeing some corporations step up and cut expenses. This is critical in a slow-growth world where revenue expansion is hard to come by. Growth has to come from more creative methods like cost cutting, debt unwinding, share buy backs and dividends to shareholders.

As we continue to scour the globe for high-quality micro-cap companies, we have been increasingly impressed with the valuations and momentum of companies in Asia, and Japan in particular. Likewise, we are cognizant of attractive valuations appearing across Europe. The harder we look, the more excited we become about the great opportunities we are uncovering around the world.

Thank you for allowing us to invest your hard-earned assets. It is a privilege we don’t take lightly.

  Current and future holdings are subject to risk.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Portfolio Summary	MARCH 31, 2015 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
International Opportunities	1.43%	5.53%	11.24%	10.20%
MSCI AC World Ex-U.S.A. Small Cap Index	-0.20%	-3.60%	6.52%	6.92%
MSCI World Ex-U.S.A. Small Cap Index	0.51%	-4.82%	7.63%	5.86%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2015 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Opportunities Fund are 2.41%. The Net Expenses are 2.25%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Gurunavi, Inc. (Japan)	2.1%
Doutor Nichires Holdings Co. Ltd. (Japan)	1.9%
Kusuri No Aoki Co. Ltd. (Japan)	1.9%
Religare Health Trust (Singapore)	1.7%
Karex Berhad (Malaysia)	1.5%

Company	% of Net Assets
Wawel S.A. (Poland)	1.5%
Famous Brands Ltd. (South Africa)	1.5%
Pepsi-Cola Products Philippines, Inc. (Philippines)	1.5%
Spur Corp. Ltd. (South Africa)	1.5%
Webjet Ltd. (Australia)	1.4%

**	As of March 31, 2015, there were 157 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI AC (All Country) World Ex-U.S.A. Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States, and in emerging markets. The MSCI World Ex-U.S.A. Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States. You cannot invest directly in these or any indices.

WASATCH LARGE CAP VALUE FUND (FMIEX / WILCX) — Management Discussion	MARCH 31, 2015 (UNAUDITED)

The Wasatch Large Cap Value Fund is managed by a team of Wasatch portfolio managers led by David Powers.

David Powers, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch Large Cap Value Fund  — Investor Class was down -0.31% for the first quarter of 2015 and slightly outperformed its benchmark, the Russell 1000 Value Index, which lost -0.72%.

U.S. large-cap stocks traded without clear direction over the quarter, despite ongoing signs of strengthening in the domestic economy. The employment backdrop continued to improve, and consumers also benefited from the recent decline in oil prices. The U.S. Federal Reserve maintained its message that the inevitable tightening of monetary policy would be measured, given an inflation rate that has remained below target and lackluster wage growth.

For the benchmark, health-care and consumer-discretionary stocks led returns, while information-technology and utilities stocks lagged. In the Fund, our health-care stocks trailed the Index, but our performance in information technology and industrials and lack of ownership in utilities helped returns relative to the Index.

DETAILS OF THE QUARTER

Leading individual contributors included consumer-electronics icon Apple, Inc. Apple has continued to benefit from better-than-anticipated sales of its latest iPhone model. Revenues, earnings and margins have exceeded expectations in recent quarters. In addition, Apple has continued to showcase its ability to bring innovative new products to market, most recently with the introduction of a new smartwatch.

Shire plc was another leading contributor to the Fund’s return. Shire specializes in the acquisition and development of so-called “orphan” drugs that are designed to treat rare diseases. The stock became attractive when a competitor walked away in October 2014 from a bid to acquire the company, giving investors an opportunity to buy growth at an inexpensive valuation.

Leading wireless provider Verizon Communications, Inc. rebounded after lagging in the prior quarter. Verizon has been subject to balance sheet management concerns since borrowing heavily to buy Vodafone’s stake in Verizon’s wireless business in early 2014. It was also feared that Verizon would overextend itself in the U.S. government’s November 2014 auction of wireless spectrum. However, the consensus regarding Verizon’s spectrum purchases was that the company’s actions were reasonable in relation to peers and the company’s overall financial picture.

On the downside, Canadian integrated oil company Suncor Energy, Inc. saw its share price decline, largely due to continued softening in oil prices. The decline in oil has impacted not only the profitability of Suncor’s oil sands assets, but also forced the company to mark down the value of its refining inventory. We believe Suncor’s refining activities provide a measure of insulation from oil price volatility relative to pure exploration and production firms.

Household products firm Kimberly-Clark Corp. also lagged in the quarter. The company’s results have been constrained by the strong upward move in the U.S. dollar. In addition, foreign currency movements also impacted results in key international markets. Kimberly-Clark was the first consumer-staples company to announce an earnings miss in the wake of these currency-related factors, and we believe the stock suffered disproportionately over the short term as a result.

Eastman Chemical Co. is a commodities and specialty-chemicals company with a vast line of products used in a wide variety of industrial production processes, ranging from adhesives to plastics to paint additives. The company’s results are heavily tied to the overall global economic climate, and have suffered from softening demand outside the U.S., especially in China. The rise in the dollar has also weighed on results. We view these negative factors as short-term issues, and the stock price as attractive relative to the company’s earnings.

It is worth noting that we continue to hold meaningful positions in Suncor, Kimberly-Clark and Eastman despite their weak performance for the quarter. It can take several quarters — and even several years — for our investment thesis for a company to play out, so a weak quarter is typically not a reason to sell. Oftentimes, a drop in stock price is an opportunity to add to our position if we believe our thesis remains intact.

OUTLOOK

The U.S. economy appears positioned to continue to strengthen for some time, with employment numbers showing meaningful improvement against a favorable backdrop of low interest rates, low inflation and low oil prices. One factor that bears monitoring as conditions strengthen is the impact on corporate margins of any cycle of wage increases for U.S. workers.

There are also concerns about the extent to which sub-par growth overseas may act as a headwind with respect to further progress, but we are optimistic that these obstacles should not be overly disruptive to the U.S. economy.

Company valuations in general are high and we see few opportunities to add interesting names to the Fund. That said, we are evaluating the degree to which the recent decline in energy-related stocks may have created long-term opportunities. In addition, we are considering the extent to which utility stocks may continue to benefit from the low cost of capital at current interest-rate levels, and what price level for the sector would suggest an attractive entry point.

More broadly, the Fund is positioned with a strong tilt toward what we consider to be high-quality, larger-capitalization stocks. This area of the market is not only where we see the best relative value, but also the potential to provide support for the Fund should the economy and markets surprise to the downside. As always, we will continue to apply our rigorous process to stock selection.

We thank you for your continued confidence and investment in the Fund.

  Current and future holdings are subject to risk.

WASATCH LARGE CAP VALUE FUND (FMIEX / WILCX) — Portfolio Summary	MARCH 31, 2015 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Large Cap Value (FMIEX) — Investor	1.01%	4.18%	8.47%	6.96%
Large Cap Value (WILCX) — Institutional	1.07%	4.39%	8.55%	7.01%
Russell 1000® Value Index	4.22%	9.33%	13.75%	7.21%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2015 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Large Cap Value Fund are Investor Class — Gross: 1.12%, Net: 1.10% / Institutional Class — Gross: 1.25%, Net: 0.98%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Loss of principal is a risk of investing.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
General Electric Co.	4.4%
Johnson & Johnson	4.3%
Pfizer, Inc.	4.1%
Citigroup, Inc.	4.1%
JPMorgan Chase & Co.	4.0%

Company	% of Net Assets
Wells Fargo & Co.	3.8%
American International Group, Inc.	3.8%
Cisco Systems, Inc.	3.8%
Medtronic plc	3.6%
Verizon Communications, Inc.	3.3%

**	As of March 31, 2015, there were 36 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 1000 Value Index measures the performance of Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in these or any indices.

WASATCH LONG/SHORT FUND (FMLSX / WILSX) — Management Discussion	MARCH 31, 2015 (UNAUDITED)

The Wasatch Long/Short Fund is managed by a team of Wasatch portfolio managers led by Michael Shinnick and Ralph Shive.

Michael Shinnick Lead Portfolio Manager	Ralph Shive, CFA Portfolio Manager	OVERVIEW Six years into the stock-market rally, the market is being driven by multiple expansion as earnings growth slows due to headwinds from the strong dollar and commodity price declines.

On the long side, we see significant value in the energy fire sale. We believe aggressive adjustments on the supply side combined with growing global demand will stabilize energy prices and act as a catalyst for a cyclical recovery in energy. Real assets, including energy, provide a hedge against potential unintended consequences from the unprecedented global central bank monetary easing.

The Fund’s long positions are in companies that we believe are high quality and are valued at low teens multiples. We are hedging against market risk with real assets and our short portfolio.

For the first quarter of 2015, the Wasatch Long/Short Fund — Investor Class fell -1.68%, lagging the 0.95% return of the S&P 500 Index. The vast majority of the weakness in relative performance was driven by the Fund’s energy-related exposure. The sharp 50% decline in oil prices impacted any company with energy exposure. On the short side of the portfolio, our exposures in aggregate rose about the same as the market, though the impact was minimal given that we were at the low end of our historic short exposure.

DETAILS OF THE QUARTER

The Fund has had a relatively high allocation to energy-related stocks for a number of years, based in large part on our preference for companies tied to real assets in an era of money printing by central banks. We believe real assets provide a valuable hedge against the unintended consequences of central bank actions.

Within energy, commodity price declines reduced the outlook for our offshore drillers’ capacity utilization and day rates. Ensco plc was the Fund’s largest detractor. We maintained our position, as we believe Ensco is well-positioned with a substantial contractual backlog to navigate conditions until the supply-and-demand backdrop becomes more favorable.

NOW, Inc., while technically classified as an industrials stock, was another leading energy-related detractor. Since NOW provides maintenance and supply services to energy firms, the company has seen its revenues and margins contract. We like NOW for its strong balance sheet and ability to generate free cash flow.

Halliburton Co. and Pioneer Natural Resources Co. were among the Fund’s top contributors for the quarter. These green shoots in the energy sector highlight the upside potential of the cyclical recovery.

The principal shift on the long side of the portfolio was reducing real-estate investment trust (REIT) exposure. We harvested gains by closing out a position in Digital Realty Trust, Inc. and trimmed our weightings in Iron Mountain, Inc. and American Campus Communities, Inc.

Within information technology, we reduced our holdings of Apple, Inc. based on the stock’s significant upward move, and rotated capital into QUALCOMM, Inc. and EMC Corp. Both companies feature cash-rich balance sheets, low P/E multiples and strong free cash flow generation.

The principal detractors on the short side were Boeing Co. and JC Penney Co., Inc. We closed our short position in Boeing after a stronger-than-expected report. Although JC Penney’s stock was boosted by holiday-season results that exceeded expectations, we view the company’s business model as structurally challenged.

We increased the Fund’s short exposure during the quarter on the view that extended valuations and slowing growth rates should result in contracting P/E multiples for such names as Sprouts Farmers Market, Inc., Five Below, Inc. and Veeva Systems, Inc.

OUTLOOK AND FUND POSITIONING

In large part due to our energy exposure, the Fund has not participated in the market’s upside in recent quarters. We’ve examined the rationale for the Fund’s above-benchmark allocation to energy from multiple perspectives, and have made adjustments to our positioning within the sector. We are maintaining a meaningful overweight in energy based on the view that the companies we hold possess significant value not currently recognized by the market.

More broadly, exposure to companies with value propositions based on real assets has the potential to act as a hedge against the more-extreme scenarios in a world flooded with central bank-created currency. This type of hedge will not always provide near-term results, but we believe it’s consistent with our concern for preservation and growth of capital over the long term.

We are pleased to announce that Terry Lally has joined Wasatch Advisors as a Senior Research Analyst on the Fund’s portfolio-management team. Before joining Wasatch, Terry was chief investment officer of Spotlight Funds and Spotlight Capital Management, which he co-founded in 2007. Prior to that, he was a portfolio manager and principal with Cramer Rosenthal McGlynn in New York. A Harvard MBA and CFA charterholder, Terry began his investment career in 1989 as an analyst with Prudential Investments.

We believe the Fund is well-positioned for the upcoming investment environment, which we think will include a recovery in oil and other real assets. Be assured that we take seriously our responsibilities as stewards of your capital.

Thank you for your continued confidence and investment in the Fund.

  Current and future holdings are subject to risk.

WASATCH LONG/SHORT FUND (FMLSX / WILSX) — Portfolio Summary	MARCH 31, 2015 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Long/Short (FMLSX) — Investor	-4.38%	-4.56%	6.05%	6.00%
Long/Short (WILSX) — Institutional	-4.31%	-4.37%	6.11%	6.03%
S&P 500 Index	5.93%	12.73%	14.47%	8.01%
Citigroup U.S. Domestic 3-Month Treasury Bills Index	0.01%	0.03%	0.07%	1.41%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2015 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Long/Short Fund are — Investor Class: 1.53% / Institutional Class: 1.42%, Net: 1.42%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. Expenses include dividend expense on short sales and interest expense. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 12/13/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 12/13/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

The Fund makes short sales of securities, which involve the risk that losses may exceed the original amount invested. Equity investing involves risks, including potential loss of the principal amount invested.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Wal-Mart Stores, Inc.	4.1%
Iron Mountain, Inc.	4.0%
Loews Corp.	4.0%
Mosaic Co. (The)	3.7%
Oracle Corp.	3.5%

Company	% of Net Assets
Denbury Resources, Inc.	3.3%
NOW, Inc.	2.9%
Express Scripts Holding Co.	2.8%
Halliburton Co.	2.6%
General Motors Co.	2.6%

**	As of March 31, 2015, there were 45 long and 18 short holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged and is a commonly used measure of common stock total return performance. The Citigroup U.S. Domestic 3-Month Treasury Bills Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. You cannot invest directly in these or any indices.

WASATCH MICRO CAP FUND (WMICX) — Management Discussion	MARCH 31, 2015 (UNAUDITED)

The Wasatch Micro Cap Fund is managed by a team of Wasatch portfolio managers led by Dan Chace.

Dan Chace, CFA Lead Portfolio Manager

OVERVIEW

For the first quarter of 2015, the Wasatch Micro Cap Fund gained 6.87% in what was a positive period for U.S. equities. The Fund surpassed its benchmark, the Russell Microcap Index, which rose 3.14%. Stocks advanced despite several factors that unsettled financial markets and added to investor uncertainty including continued strength in the U.S. dollar and a further slide in the price of crude oil.

In addition, the Commerce Department reported that personal spending fell in January for the second month in a row — its first back-to-back decline since April 2009. Not surprisingly, consumer-discretionary stocks underperformed in the Fund and the Index. With consumers cautious, investors seeking growth turned increasingly to the types of health-care and information-technology stocks that have been mainstays of the Fund. In those sectors of the market especially, our goal has been to identify innovative companies using disruptive technologies to take market share from competitors.

In complex areas such as health care and technology, we believe our research expertise provides an indispensable advantage. The Wasatch team includes a PhD scientist with a background in clinical research. Her understanding of the approval process for new treatments — and the science behind them — helps us to better assess the risks and potential rewards of investing in micro-cap health-care companies. During the first quarter, our health-care and information-technology stocks outgained the benchmark’s holdings in those sectors and were the strongest contributors to the Fund’s performance.

DETAILS OF THE QUARTER

The Fund’s largest contributor to performance for the quarter was Esperion Therapeutics, Inc., a biopharmaceutical company focused on developing cholesterol-lowering medications. Esperion’s share price soared on positive top-line results from a clinical trial for the leading drug candidate in its pipeline. The company plans to begin a Phase 3 study, generally the final stage of the Food and Drug Administration approval process, by the end of the year.

Cempra, Inc. also contributed after having been our top contributor in the previous quarter. This clinical-stage biopharmaceutical company develops antibiotics for treating bacterial infections. Cempra’s stock continued to rise on general optimism about its products, which include a promising new drug for the treatment of bacterial pneumonia.

Akorn, Inc., a manufacturer of generic and branded prescription pharmaceuticals, as well as animal and over-the-counter consumer-health products, was another strong stock from the health-care sector. Although we have been trimming the position on recent strength in the stock, Akorn illustrates the benefits of being allowed to retain companies whose capitalizations have outgrown the upper limit for micro caps.

The Fund’s greatest detractor from performance for the quarter was TubeMogul, Inc., one of our biggest contributors in 2014. The company offers a cloud-based software platform that enables advertisers to plan, buy, measure and optimize their television and online-video advertising. Despite its having posted earnings that exceeded expectations, TubeMogul’s shares declined on weaker sales guidance for its fiscal-2015 first quarter and full year. We view this as a temporary setback for the company and remain patient.

Transportation company Saia, Inc. was another weak stock in the Fund. After rising dramatically for the past three years, Saia’s shares gave back some of those gains during the first quarter. The company specializes in less-than-truckload shipments in the U.S. trucking market. Its strong competitive position had enabled Saia to pass along higher fuel costs to its customers in the form of fuel surcharges. With energy prices now falling, however, investors fear that this source of revenue for the company may end.

InnerWorkings, Inc. was also a large detractor. The company offers outsourced print management, logistics, fulfillment and creative services for corporate clients. The share price of InnerWorkings fell sharply when it announced the departure of its chief financial officer. In addition, disappointing sales growth at the company had caused us to question its long-term prospects. Given the challenges to our investment thesis, we sold the stock to seek better opportunities elsewhere.

OUTLOOK

The encouraging start to 2015 brings with it ample reason for optimism. The U.S. economy continues to grow, inflation appears contained and households are benefiting from lower energy costs. At the same time, sources of uncertainty also are many. Chief among them is the extent to which — after six years of holding short-term interest rates near zero — the U.S. Federal Reserve will be able to fully wean the economy from its unprecedented monetary easing. Moreover, until we observe a pickup in personal-income growth, the sustainability of the current economic expansion must at least be questioned.

We were pleased to see the solid fundamentals of our companies driving the Fund’s performance in the first quarter. As the top-performing holdings in the Fund have grown in value, we have been trimming position sizes to maintain our desired weights. We also have been more aggressive in selling companies that have disappointed. At Wasatch, we consider our sell discipline an integral part of our bottom-up investment process, which we believe has the potential to deliver attractive investment returns over the long term.

Thank you for the opportunity to manage your assets.

  Current and future holdings are subject to risk.

WASATCH MICRO CAP FUND (WMICX) — Portfolio Summary	MARCH 31, 2015 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Micro Cap	17.23%	6.79%	14.42%	7.69%
Russell Microcap® Index	14.69%	3.79%	14.69%	7.11%
Russell 2000® Index	14.46%	8.21%	14.57%	8.82%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2015 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Fund are 1.90%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Envestnet, Inc.	2.4%
AtriCure, Inc.	2.2%
Ensign Group, Inc. (The)	2.1%
Zumiez, Inc.	2.1%
Ultimate Software Group, Inc.	2.1%

Company	% of Net Assets
City Union Bank Ltd. (India)	2.0%
PDF Solutions, Inc.	2.0%
Cardiovascular Systems, Inc.	2.0%
Diamond Hill Investment Group, Inc.	1.9%
CareTrust REIT, Inc.	1.9%

**	As of March 31, 2015, there were 88 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. The official start date of the index was July 1, 2005. Data for the index prior to this date was from a paper portfolio. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indices.

WASATCH MICRO CAP VALUE FUND (WAMVX) — Management Discussion	MARCH 31, 2015 (UNAUDITED)

The Wasatch Micro Cap Value Fund is managed by a team of Wasatch portfolio managers led by Brian Bythrow.

Brian Bythrow, CFA Lead Portfolio Manager

OVERVIEW

For the first quarter of 2015, the Wasatch Micro Cap Value Fund gained 5.78% in what was a positive period for micro-cap equities. The Fund outperformed its benchmark, the Russell Microcap Index, which rose 3.14%.

Stocks of small companies outpaced large-company stocks as the U.S. dollar continued to climb against most foreign currencies. A rising greenback cuts the value of revenues earned overseas and makes companies focused on U.S. markets more attractive. Because large companies typically have a greater global presence than small companies, micro caps benefited from the dollar’s first-quarter strength.

Although the Fund normally does not hedge its foreign-currency exposure, we used a forward currency contract to blunt the impact of the euro’s decline against the dollar. With stocks in the U.S. valued more richly than in the rest of the world, our international holdings did well in the first quarter and added to Fund performance. By allowing the Fund to retain most of the gains in our euro-denominated stocks, the currency hedge was another factor that helped the Fund to surpass its benchmark.

Holding no energy companies in the Fund also helped performance by avoiding direct exposure to what was the worst-performing sector of the Index for the third quarter in a row. However, we used the weakness in energy as an opportunity to add companies from other sectors whose businesses are tied to energy production.

Health-care companies continued to benefit from strong demand and favorable demographic trends. Despite the Fund’s modest holdings in the soaring biotechnology industry, advantageous stock-picking enabled our health-care stocks to outgain the benchmark’s health-care positions. Our information-technology stocks also outpaced the benchmark’s holdings and provided the Fund’s largest source of outperformance.

The lesser-known, often under-researched character of micro-cap stocks can sometimes cause their prices to be driven by perceptions rather than company fundamentals. In the first quarter, the weak performance of our industrials suggested that investors believed our industrial companies have more overseas revenues and greater currency exposure than they actually do.

DETAILS OF THE QUARTER

Nobilis Health Corp., in connection with its physician partners, develops, owns and operates outpatient-surgery centers. Consisting of private investment in public equity (PIPE) and warrants, the Fund’s position in Nobilis was its largest contributor to performance for the quarter. Amid strong operating results and increased attention from investors, the company’s securities have soared in value. While we continue to hold the warrants, we sold the equity shares to manage the overall size of the position.

Our second-largest contributor was Ebix, Inc., which provides software and e-commerce solutions to the insurance industry. After having overcome a series of challenges that included an investigation by the Securities and Exchange Commission, Ebix now appears positioned to resume its growth.

Gentherm, Inc., the third-largest contributor to Fund performance, manufactures individualized climate-control systems for automobile seats, steering wheels and cup holders. Shares of Gentherm rebounded during the first quarter when investor concerns about an imminent downturn in global sales of automobiles proved unfounded.

The greatest detractor from Fund performance for the quarter was MusclePharm Corp., a company that sells sports-nutrition products in the U.S. and internationally. MusclePharm’s share price fell sharply when management reported a wider-than-expected loss. Higher spending to support the company’s ambitious marketing initiatives has delayed its move to profitability and disappointed investors.

Transportation company Saia, Inc. was our second-largest detractor. Saia specializes in less-than-truckload shipments in the U.S. trucking market. Its strong competitive position had enabled the company to pass along higher fuel costs to customers in the form of fuel surcharges. With energy prices now falling, however, investors fear that this source of revenue may be curtailed. These concerns do not materially impact our long-term outlook for Saia, and we continue to own it in the Fund.

Acacia Research Corp. was our third-largest detractor. In addition to helping small companies protect their patents against infringement by large competitors, Acacia negotiates patent licensing agreements between patent owners and licensees, and purchases patent portfolios for its own development and legal enforcement. The company’s share price fell sharply in January when it lost an important patent-infringement case against several large corporations. We sold the stock to seek better opportunities elsewhere.

OUTLOOK

With the Federal Reserve (Fed) expected to begin raising interest rates later this year, we think U.S. equity markets may face some short-term headwinds. Historically, transitions to monetary tightening after a cycle of monetary easing have been choppy, as investors try to anticipate the precise timing of the shift in policy. In the current circumstance, the Fed’s decision is complicated by a rising dollar, falling energy prices and a U.S. economy that may be losing steam.

Meanwhile, we continue to find equity valuations much more attractive outside the U.S. As central banks in Europe and Japan extend their quantitative-easing programs, we also think the near-term environment for international equities may be more favorable. Recent additions to the Fund have consisted largely of international companies, and we expect to remain focused on finding high-quality international micro-caps with exciting long-term growth prospects.

Thank you for the opportunity to manage your assets.

  Current and future holdings are subject to risk.

WASATCH MICRO CAP VALUE FUND (WAMVX) — Portfolio Summary	MARCH 31, 2015 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Micro Cap Value	12.29%	4.34%	13.40%	10.64%
Russell Microcap® Index	14.69%	3.79%	14.69%	7.11%
Russell 2000® Index	14.46%	8.21%	14.57%	8.82%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2015 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Value Fund are 2.02%. The Net Expenses are 1.95%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Allegiant Travel Co.	1.7%
Lee’s Pharmaceutical Holdings Ltd. (China)	1.4%
Synergetics USA, Inc.	1.4%
LGI Homes, Inc.	1.4%
Gentherm, Inc.	1.4%

Company	% of Net Assets
Perficient, Inc.	1.4%
Customers Bancorp, Inc.	1.3%
Saia, Inc.	1.3%
Atlas Financial Holdings, Inc.	1.3%
Nu Skin Enterprises, Inc., Class A	1.3%

**	As of March 31, 2015, there were 106 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.
††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. The official start date of the index was July 1, 2005. Data for the index prior to this date was from a paper portfolio. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indices.

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Management Discussion	MARCH 31, 2015 (UNAUDITED)

The Wasatch Small Cap Growth Fund is managed by a team of Wasatch portfolio managers led by Jeff Cardon and JB Taylor.

Jeff Cardon, CFA Lead Portfolio Manager	JB Taylor Portfolio Manager	OVERVIEW Small-cap stocks were strong in the first quarter of 2015. The Russell 2000 Index advanced 4.32% and the Russell 2000 Growth Index gained 6.63%. After a year of trailing the S&P

500® Index, small caps outperformed their larger-cap counterparts for the second quarter in a row. It was also another quarter in which the average small-cap manager underperformed. In this context, we were pleased the Wasatch Small Cap Growth Fund delivered a return of 7.58% and outperformed its benchmarks. Stock picking helped the Fund and was especially strong in two of the best-performing areas of the market — biotechnology and information technology.

DETAILS OF THE QUARTER

The backdrop for small-cap fundamentals is the best we have seen in a long time. However, valuations remain high for U.S. small caps. The number of companies with market valuations greater than 10 times revenues, a metric we would consider “extreme” remains close to an all-time high. A historically low number of companies today qualify as inexpensive (less than 1 times revenues). We believe we must maintain our valuation discipline in this elevated market.

It’s not customary for the Fund to outperform in such a strong small-cap market. Our focus on high-quality companies typically has resulted in the Fund giving up some performance relative to the indices in the strongest of markets, but it has often outperformed by a wide margin in choppier markets. To illustrate, on the 100 worst market days between December 31, 2012 and March 31, 2015, the Russell 2000 Growth Index was down, on average, -1.6%, and the Wasatch Small Cap Growth Fund outperformed on 93% of those days. We attribute our recent outperformance in a stronger market to the underlying fundamentals of our individual portfolio companies.

It’s impossible to discuss the current market environment without addressing the phenomenal performance of the biotechnology industry. The average biotechnology stock in the Russell 2000 Growth Index was up approximately 15% in the quarter, more than double the overall Index return. Biotechnology stocks have outperformed in 13 of the last 16 quarters.

The biotech industry has been exciting for us to research due to the enormous amount of innovation and groundbreaking science. It’s also an industry fraught with challenges for investors. Most companies go years without generating profits, and a company with great science may still fail to win approval for its products from the Food and Drug Administration.

More biotech companies will fail than succeed, and the big winners heavily skew the industry’s performance.

Our approach has been to own a basket of small weights in companies that we believe have great science and proven management teams. Our basket approach paid off in the first quarter. Among the winners were Esperion Therapeutics, Inc. and Cempra, Inc. For Esperion, recent Phase 2B clinical studies confirmed our thesis that the company’s cholesterol-lowering drug will be an important therapy in the battle against heart disease. Cempra is developing one of the few new antibiotic drugs to treat bacterial pneumonia and other “superbugs” that are becoming more and more resistant to older drugs.

We wouldn’t be surprised to see the broader biotech industry retreat sometime soon. Not every company will deliver results like Esperion, yet investors continue to bid up biotech stocks broadly. We will continue to execute our same biotech strategy, remaining underweight compared to the benchmark, while investing in a basket of companies that fit our investment criteria.

The U.S. dollar continued to strengthen in the first quarter and the price of oil remained nearly 50% below the price last summer. Low-priced oil helps a company like our small-cap airline Allegiant Travel Co., where fuel is the largest single cost item in the income statement. Allegiant was the second-best contributor to performance in the quarter.

From 2006 through 2012, MSC Industrial Direct Co., Inc. executed superbly and continued to take profitable share in a large maintenance, repair and operations market. Since then, the company has struggled to turn investment spending on new initiatives into profitable growth.

Cornerstone OnDemand, Inc. posted a solid fourth quarter, but management gave disappointing guidance. With 30% of Cornerstone’s revenues generated outside the U.S., the strong dollar will make the company’s growth rate look lower in the short term. Still, we believe Cornerstone is one of the most attractively valued software-as-a-service businesses in the market.

MakeMyTrip Ltd., India’s dominant travel company, detracted from first quarter performance, but our investment thesis remains intact. The company has been benefiting from the explosion in broadband and smartphone penetration in India.

OUTLOOK

From our vantage point, the operating environment for U.S. small-cap companies continues to improve and the average U.S. small-cap company’s fundamentals are accelerating. This is a good environment for us to execute our bottom-up selection process, as we focus on what we consider to be the highest-quality and best-managed long-duration growth companies. Our companies have consistently posted revenue and earnings growth rates that are higher than the average company. The ability to capture above-average earnings growth, compounded patiently over time, is at the center of our time-tested investment philosophy.

Thank you for the opportunity to manage your assets.

  Current and future holdings are subject to risk.

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Portfolio Summary	MARCH 31, 2015 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Small Cap Growth	15.26%	9.43%	15.69%	9.16%
Russell 2000® Growth Index	17.36%	12.06%	16.58%	10.02%
Russell 2000® Index	14.46%	8.21%	14.57%	8.82%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2015 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Growth Fund are 1.21%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Ultimate Software Group, Inc.	4.3%
Knight Transportation, Inc.	4.1%
Allegiant Travel Co.	3.9%
Wirecard AG (Germany)	3.0%
IPG Photonics Corp.	2.8%

Company	% of Net Assets
Power Integrations, Inc.	2.5%
Syntel, Inc.	2.4%
ICON plc (Ireland)	2.2%
Mattress Firm Holding Corp.	2.2%
Cornerstone OnDemand, Inc.	2.2%

**	As of March 31, 2015, there were 92 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indices.

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX) — Management Discussion	MARCH 31, 2015 (UNAUDITED)

The Wasatch Small Cap Value Fund is managed by a team of Wasatch portfolio managers led by Jim Larkins.

Jim Larkins Lead Portfolio Manager

OVERVIEW

Domestic small-cap value stocks rose slightly during the first quarter of 2015, as gauged by the 1.98% return of the Fund’s benchmark, the Russell 2000 Value Index. The Wasatch Small Cap Value Fund — Investor Class delivered a robust gain of 8.24% and comfortably outperformed the benchmark on the strength of our individual stock selection. Our stock picks performed particularly well in the energy, consumer-discretionary and financials sectors, all of which outperformed their benchmark counterparts. We believe our success in these areas underscores our longstanding view that the small-cap value universe offers abundant stock-specific opportunities, even when trends in individual sectors — or the stock market as a whole — are unfavorable.

DETAILS OF THE QUARTER

Among the Fund’s three underlying strategies, our Fallen Angel discipline performed well and followed through on its strong fourth quarter of 2014. This strategy includes companies that we extensively research, often for years, and then purchase when short-term developments cause their valuations to fall to attractive levels. Early in 2015, many of these Fallen Angels reversed temporary missteps and accelerated internal business momentum, resulting in strong stock price gains. We believe this helps illustrate the essential role of patience in value investing.

A good example of our patient process in action is Fallen Angel Ebix, Inc., a supplier of software and services used by insurance companies and brokers that finished the quarter as the Fund’s top performer. We established our current position in Ebix in July 2013, when the stock collapsed after a proposed buyout offer was withdrawn due to a regulatory investigation. We had known the company for many years and had owned the stock previously, so we understood some of the controversies that could arise. However, our research showed Ebix to have a strong, valuable, and cash-generating business, which gave us the confidence to invest at a depressed valuation. When some of the regulatory issues cleared up and the company once again posted solid results, the stock surged and made a strong contribution to the Fund’s first-quarter performance.

Our Quality Value strategy also added value in the quarter thanks in large part to the strength of our holdings in the energy sector. During the fourth quarter of 2014 and the early portion of this year, we focused our energy weight in companies with stronger balance sheets and healthier underlying businesses than the average energy company. In turn, we eliminated energy holdings that we expected to struggle if energy prices fell further and remained low for a considerable amount of time. For instance, we exited our investments in Comstock Resources, Inc., DXP Enterprises, Inc. and seismic-equipment provider Geospace Technologies

Corp. At the same time, we chose to add to the Fund’s position in fuel logistics company World Fuel Services Corp. following the tumble in oil prices late in 2014. The company provides improved cost certainty to its customers, which means that volatile energy prices actually benefit its results. This indeed proved to be the case, and the stock outpaced the overall energy sector by a wide margin. Northern Oil and Gas, Inc. and Ultra Petroleum Corp., also recovered from a weak fourth quarter to deliver returns well above that of the overall energy sector.

The Undiscovered Gem portion of the Fund, which emphasizes stocks with strong fundamentals that haven’t yet been recognized by Wall Street, also continued to deliver positive returns. Icon plc, Mallinckrodt plc and Skechers U.S.A., Inc. were all strong performers during 2014, and all continued to produce gains in the first quarter of 2015. Auto lender Credit Acceptance Corp. is a more recent addition to the Fund that we purchased last year after visiting with the company’s management team. Credit Acceptance was also among the leading individual contributors to first-quarter performance.

Acacia Research Corp. is an owner and defender of intellectual property and patents. Acacia’s stock lost ground due to a legal setback within its patent library and was our largest detractor for the quarter. We reduced the position early in the quarter on concerns about the company’s business model, which enabled us to sidestep some of the downside in the stock. Looking forward, some upcoming court cases could increase the value of Acacia’s intellectual-property holdings. Saia, Inc., a shipping and logistics company that specializes in smaller truckloads, also underperformed due to concerns about its pricing power.

OUTLOOK

We continue to hold a positive outlook on the economy, but much of the hoped-for benefits of improving growth and the “tax cut” from lower energy prices have been factored into current stock prices. We therefore will not hesitate to take profits where we think it is prudent, as we are always focused on finding optimal trade-offs between risk and return potential. More broadly speaking, we are seeking to maintain the performance we experienced early in 2015 and to enhance it with new value opportunities as we cast a wide net across the small-cap space. There are many moving pieces in the economy right now, with volatile energy prices, larger-than-normal currency fluctuations, and the potential for higher interest rates all representing factors that could potentially create opportunities in the stock market. Our investment discipline is designed to take advantage of the inefficiencies, and we will look to exploit opportunities as they arise.

Thank you for the opportunity to manage your assets.

  Current and future holdings are subject to risk.

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX) — Portfolio Summary	MARCH 31, 2015 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Small Cap Value (WMCVX) — Investor	13.18%	10.84%	15.97%	8.38%
Small Cap Value (WICVX) — Institutional	13.11%	10.79%	16.08%	8.43%
Russell 2000® Value Index	11.56%	4.43%	12.54%	7.53%
Russell 2000® Index	14.46%	8.21%	14.57%	8.82%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2015 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Value Fund are Investor Class — 1.20% / Institutional Class — Gross: 1.44%, Net: 1.15%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Ensign Group, Inc. (The)	3.1%
AVG Technologies N.V.	3.0%
Allegiant Travel Co.	2.9%
CareTrust REIT, Inc.	2.8%
Nu Skin Enterprises, Inc., Class A	2.8%

Company	% of Net Assets
World Fuel Services Corp.	2.6%
Mallinckrodt plc	2.5%
Customers Bancorp, Inc.	2.5%
Arbor Realty Trust, Inc.	2.5%
HEICO Corp., Class A	2.5%

**	As of March 31, 2015, there were 60 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indices.

WASATCH STRATEGIC INCOME FUND (WASIX) — Management Discussion	MARCH 31, 2015 (UNAUDITED)

The Wasatch Strategic Income Fund is managed by a team of Wasatch portfolio managers led by Sam Stewart.

Samuel S. Stewart, Jr. PhD, CFA Lead Portfolio Manager

OVERVIEW

The first quarter of 2015 was another strong period for the Wasatch Strategic Income Fund as it earned a 1.72% return. Moreover, the Fund did better than the 0.95% advance of our stock benchmark, the S&P 500 Index, and the 1.61% gain of the Barclays Capital U.S. Aggregate Bond Index, which serves as our bond measuring stick.

I can’t help but be amazed by the exceptional returns we’ve earned over the past three years. The Fund’s annualized return has exceeded 16%, which is about twice our long-run goal. However, it is important for us to not rest on our laurels. This strong performance can’t continue. As economist Herb Stein noted, “If something cannot go on forever, it will stop.”

I would love to be able to preserve all of the gains of these past three years. However, in any fund such as ours, which strives to always be fully invested in stocks, this isn’t possible due to the inherent volatility of the stock market. Some managers undertake to shift their portfolios back-and-forth between stocks and cash depending on their market outlook. But this requires managers who are twice smart: Once when they buy and again when they sell. I have a hard enough time selecting the appropriate stocks for us to invest in without shouldering the additional task of trying to time the market.

DETAILS OF THE QUARTER

What I can and will do is to be ever vigilant about finding risks embedded in our portfolio beyond those we carry as a result of market fluctuations. For example, even though I believe Bill Ackman’s unrelenting attack on Herbalife Ltd. is misguided, last fall I decided to reduce our exposure to the company by selling half of the Fund’s position and replacing it with an investment in Nu Skin Enterprises, Inc., another multi-level marketing company. While Nu Skin was also suffering from the fallout of Ackman’s attack on Herbalife, it was not in his direct line of fire. During the first quarter, Nu Skin was the top-contributing stock in the Fund.

The Blackstone Group L.P. was the second-best contributor for the quarter. Blackstone is one of our financial holdings and it is worth noting that our pattern of being overweight in financial stocks and seeing those stocks outperform their benchmark continued during the quarter. While Blackstone made the largest contribution to the strong showing of our financial holdings, Two Harbors Investment Corp., Colony Financial, Inc., NorthStar Realty Finance Corp. and Starwood Property Trust, Inc. were also significant contributors.

Blackstone is known for private-equity investing. Traditionally, private-equity firms have been accorded only low price-to-earnings multiples due to investor concerns about the cyclical nature of the private-equity business model. As

Blackstone has diversified by adding other lines of business, investors have rewarded the company’s stock through their willingness to pay a higher multiple. I think private-equity business models remain undervalued, so in addition to Blackstone, the Fund also holds KKR & Co. L.P., another private-equity firm that has added to its lines of business.

Home Loan Servicing Solutions Ltd. was the only stock that subtracted more than half a percentage point from the Fund’s quarterly return. The company suffered collateral damage from the regulatory attack on its business partner Ocwen Financial. I continued to hold the stock in spite of Ocwen’s regulatory woes, believing in the safety of Home Loan Servicing Solutions’ portfolio of home mortgage servicing advances. However, during the quarter the company became the target of short-sellers who drove its stock price down. As its stock price rebounded, I decided to eliminate what had become a volatile stock.

OUTLOOK

I don’t intend to be gloomy, but to paraphrase the aforementioned quote by Herb Stein, “These high levels of returns can’t continue.” I don’t see an immediate cause for their non-continuation other than valuation. Stocks simply can’t keep going up and up without hitting some sort of rational limit. No matter how good a company is, it is only worth so much. However, history suggests that corrections don’t happen just because stocks are richly valued. It usually takes some sort of economic or political crisis to precipitate a market correction.

While the U.S. economy seems to be doing well, the strong dollar is apt to take a toll sooner or later. Europe is currently struggling, as are Brazil and some parts of Asia. So, while a specific economic crisis doesn’t appear at hand, one certainly can’t be ruled out.

On the political front, I have plenty of cause for concern. Greece is still an issue. Russia is still being aggressive, and the Middle East and Africa are suffering various forms of chaos. Any of these conflicts could coalesce into a full-blown crisis.

As I said, please don’t read me as being gloomy, but rather, cautious.

As always, I appreciate the confidence you have shown in me and in Wasatch by allowing us to manage your hard-earned money. I especially appreciate those of you who, like me, are either nearing retirement or are already retired. We are well past the days when we can recoup any investment losses through our paychecks. Thus, it is incumbent on us to preserve the assets we have. For the Wasatch Strategic Income Fund, this is an important goal, which I will use all of my abilities to try to achieve.

  Current and future holdings are subject to risk.

WASATCH STRATEGIC INCOME FUND (WASIX) — Portfolio Summary	MARCH 31, 2015 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 2/1/06
Strategic Income	4.88%	11.03%	15.81%	8.35%
S&P 500® Index	5.93%	12.73%	14.47%	7.64%
Barclays Capital U.S. Aggregate Bond Index	3.43%	5.72%	4.41%	5.06%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2015 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Strategic Income Fund are 1.02%. The Net Expenses are 1.01%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

The Fund has a concentration in the financials sector. Investing in concentrated funds can be more volatile and loss of principal could be greater than investing in more diversified funds. The financials sector can be significantly affected by various market factors, which are described in more detail in the prospectus.

With respect to the Fund’s assets invested in fixed income securities, you are subject, but not limited to, the same interest rate, inflation and credit risks associated with the underlying fixed-income securities owned by the Fund. Return of principal is not guaranteed. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Blackstone Group L.P.	4.3%
Suncor Energy, Inc. (Canada)	4.0%
NorthStar Realty Finance Corp.	4.0%
MFA Financial, Inc.	3.9%
Medallion Financial Corp.	3.8%

Company	% of Net Assets
KKR & Co. L.P.	3.8%
CBS Corp., Class B	3.5%
NorthStar Asset Management Group, Inc.	3.4%
Starwood Property Trust, Inc.	3.3%
Capital One Financial Corp.	3.1%

**	As of March 31, 2015, there were 41 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ‡Inception: February 1, 2006. The S&P 500 Index represents 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged and is a commonly used measure of common stock total return performance. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. You cannot invest directly in these or any indices.

WASATCH ULTRA GROWTH FUND (WAMCX) — Management Discussion	MARCH 31, 2015 (UNAUDITED)

The Wasatch Ultra Growth Fund is managed by a team of Wasatch portfolio managers led by John Malooly.

John Malooly, CFA Lead Portfolio Manager

OVERVIEW

In the first quarter of 2015, the Wasatch Ultra Growth Fund gained 7.19% in what was a volatile period for U.S. equities. The Fund outperformed its benchmark, the Russell 2000 Growth Index, which rose 6.63%.

Financial markets grappled with uncertainty as investors fretted over the timing of future interest-rate hikes by the U.S. Federal Reserve (Fed). Persistent strength in the U.S. dollar and ongoing weakness in the price of oil helped keep investors on edge. Stock prices swung abruptly at times, especially toward the beginning and the end of the quarter.

We strive to be aware of macro conditions, including the potential results of monetary policies, and how they might affect the Fund. But as bottom-up investors, we do not try to predict the Fed’s moves or formulate strategies based on economic forecasts. Instead, our response to heightened uncertainty is to pay extra-close attention to the underlying fundamentals of our portfolio companies. With risk elevated and small-cap equity valuations looking rich, we seek to own companies with steady or improving business prospects. We believe those types of companies have the ability to weather uncertain conditions better than their competitors and would be the most likely to continue growing in the event of an economic downturn.

DETAILS OF THE QUARTER

Two of our biggest contributors for the quarter were Esperion Therapeutics, Inc. and Cempra, Inc. These development-stage biopharmaceutical companies were analyzed with the help of one of our research analysts. This analyst is a PhD scientist with a background in clinical research — someone who truly understands the science that companies like these utilize. Her expertise in the biotechnology and pharmaceuticals industries is rather unique in investment management and we believe it enables Wasatch to better assess the risks and potential rewards of investing in small-cap health-care companies.

Both Esperion and Cempra have experienced management teams that understand the critical steps required to obtain Food and Drug Administration approval to offer a drug in the United States. Esperion benefited from positive clinical results for its promising cholesterol-lowering medication, while Cempra received encouraging results in a late-stage study of its oral antibiotic for hard-to-treat bacterial pneumonia.

Another top contributor to performance was IPG Photonics Corp., a developer and manufacturer of high-performance fiber lasers and fiber amplifiers. Because the company has significant sales overseas, we pared back our position in IPG to reduce the Fund’s exposure to the surging U.S. dollar.

Our greatest detractor from performance for the first quarter was TubeMogul, Inc. The company offers a cloud-based software platform that enables advertisers to plan, buy, measure and optimize television and online-video advertising. Despite reporting stronger-than-expected earnings, TubeMogul’s share price fell on weaker sales guidance. We expect the company to continue to deliver exceptional growth and we used the decline as an opportunity to increase the Fund’s position in the stock. In our view, TubeMogul should continue to benefit from recent trends in advertising.

The second-largest detractor from performance in the quarter was Cornerstone OnDemand, Inc. The company uses the software-as-a-service (SaaS) business model to provide talent-management solutions for large organizations. During the quarter, investors reacted negatively to the company’s conservative guidance for 2015. However, with Cornerstone’s main competitors having been acquired by larger companies, we think the company is well-positioned to capture a larger share of the growing human-resources software market.

Balchem Corp. was another significant detractor. The company provides specialty chemicals and performance ingredients for a range of industries worldwide. Its products include environmentally friendly alternatives to the traditional clay stabilizers used in oil and natural-gas production. Although Balchem’s shares declined on concern that lower energy prices may impact sales, we think the current stock price reflects that risk.

OUTLOOK

Rapid technological change is creating opportunities for businesses to attract new customers by addressing their unmet needs. We believe small companies are uniquely suited to filling those needs through the development of innovative products and services. Small companies, by their very nature, are more nimble and can respond more rapidly than larger companies as new opportunities arise.

The most-promising small companies in our eyes are the ones using proprietary, disruptive technologies to take market share from competitors. While health care, software and electronics have been among the most prolific areas of technological innovation in recent years, almost every aspect of daily life and commerce offers the potential for companies to create new and better alternatives. We were pleased not only to see this theme play out during the first quarter, but also to witness its positive impact on the fundamentals and stock prices of several portfolio companies.

As we apply our disciplined investment approach, we will continue seeking high-quality small companies that we believe can innovate and grow even in a weak environment. Regardless of incremental changes to Fed policy, or short-term fluctuations in the price of oil, we believe the U.S. is likely to remain an attractive place for companies to conduct business and locate, and we remain optimistic about its future.

Thank you for the opportunity to manage your assets.

  Current and future holdings are subject to risk.

WASATCH ULTRA GROWTH FUND (WAMCX) — Portfolio Summary	MARCH 31, 2015 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Ultra Growth	17.67%	7.05%	15.17%	7.35%
Russell 2000® Growth Index	17.36%	12.06%	16.58%	10.02%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2015 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Ultra Growth Fund are 1.49%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Power Integrations, Inc.	2.7%
FleetMatics Group plc	2.6%
PDF Solutions, Inc.	2.5%
Greenspring Global Partners II-B, L.P.	2.4%
Polypore International, Inc.	2.2%

Company	% of Net Assets
Cardiovascular Systems, Inc.	2.1%
AtriCure, Inc.	2.1%
Ultimate Software Group, Inc.	2.1%
Cornerstone OnDemand, Inc.	2.0%
Cognizant Technology Solutions Corp., Class A	2.0%

**	As of March 31, 2015, there were 89 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest directly in these or any indices.

WASATCH WORLD INNOVATORS FUND (WAGTX) — Management Discussion	MARCH 31, 2015 (UNAUDITED)

The Wasatch World Innovators Fund is managed by a team of Wasatch portfolio managers led by Sam Stewart and Josh Stewart.

Samuel S. Stewart, Jr. PhD, CFA Lead Portfolio Manager	Josh Stewart Portfolio Manager

OVERVIEW

Last quarter, the Wasatch World Innovators Fund saw light at the end of the tunnel after what was mostly a disappointing 2014. We are happy to report that the Fund emerged from the long, dark tunnel and beat its benchmark during the first quarter of 2015. The Fund gained 2.93% versus the MSCI All Country World Investable Market Index, which gained 2.58%. We’d like to think this is the first step back onto the path of consistently beating the market with a concentrated portfolio of investments in high-quality companies that are taking market share in their industries.

Our strategy, in spite of a couple of bad quarters in 2014, built the Fund’s average annual total return over the past five-year period of 13.84%, and bested the benchmark’s 9.25% return over the same period. We often go out of our way to call attention to longer-horizon results because we think our investors should look at how the Fund has done over the long run, instead of focusing on how much it beat the benchmark by this quarter or its slight underperformance last quarter. Admittedly, we do it for ourselves too, because it helps keep us grounded, especially after short runs of exceptionally good or bad performance.

DETAILS OF THE QUARTER

The key metrics we focus on continue to suggest that the Fund is populated with companies that fit the World Innovators’ mission to find sustainable market-share winners with outstanding business models. At the end of the quarter, the Fund’s weighted-average sales and EBITDA (earnings before interest, taxes, depreciation and amortization) growth were 15% and 12%, respectively, versus the benchmark’s figures of 8% and 8%, respectively, and in a global economy growing closer to 2%. We interpret the higher growth rates that our companies have achieved to mean they are taking market share from competitors.

Next, we track the return on assets (ROA) of the portfolio, which in the first quarter came in at 12%, well above the benchmark average of 7%. We think better returns on investment suggest that our companies have above-average management teams and business models that place them in a virtuous circle: higher returns generated per dollar (or euro or yen) invested means more dollars to invest in growth initiatives; investments lead to faster sales growth and market-share gains at the expense of the competition, or in other words a bigger “piece of the pie” each year; the larger “piece of the pie” brings scale benefits such as purchasing power and better operational leverage on assets and overhead with the outcome being even higher returns on capital and more dollars to invest each and every year.

The final key metric we track, and the one we are currently the least pleased with, is the price-to-earnings (P/E) ratio. As of quarter end, our portfolio traded at 28 times trailing 12-month earnings compared to 24 times for the benchmark. We think the premium we pay for the stocks we hold is normal given their higher growth rates and ROA, so that’s not the concern. What we don’t like is that stock prices were above average compared to history last year, and this year they are more above average. For this reason, we have nudged the portfolio in a more conservative direction, selling some fast-growing, high-priced tech stocks like Twitter, Inc. and Ocado Group plc (United Kingdom), and adding some of our favorite defensive growth companies that we believe are reasonably priced. Names we added included Computer Programs and Systems, Inc., a software developer for small hospitals; PriceSmart, Inc., the “Costco” of the Caribbean and Central America; and, yes, our old friend Apple, Inc. These companies are innovators taking market share from the competition, with far more cash stored up than debts owed on their books, and consistently high returns on capital invested.

OUTLOOK

Stocks simply can’t keep going up and up without hitting some sort of rational limit. No matter how good a company is, it is only worth so much. However, history suggests that corrections don’t happen just because stocks are richly valued. It usually takes some sort of economic or political crisis to precipitate a market correction.

While the U.S. economy seems to be doing well, the strong dollar is apt to take a toll sooner or later. Europe is currently struggling as are Brazil and some parts of Asia. So while a specific economic crisis doesn’t appear at hand, one certainly can’t be ruled out.

On the political front, we have plenty of cause for concern. Greece is still an issue. Russia is still being aggressive. The Middle East and Africa are suffering various forms of chaos. Any of these conflicts could coalesce into a full-blown crisis.

Please don’t read this and walk away feeling gloomy. That’s certainly not the way we feel. We believe in the growth potential of our innovative companies. But we are on heightened alert when stock prices are high, and we strive to invest cautiously and we hope wisely.

As always, we appreciate the confidence you have shown in us and in Wasatch by allowing us to manage your hard-earned money.

  Current and future holdings are subject to risk.

WASATCH WORLD INNOVATORS FUND (WAGTX) — Portfolio Summary	MARCH 31, 2015 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
World Innovators	3.26%	-1.49%	13.84%	9.78%
MSCI AC World IMI	3.19%	5.12%	9.25%	6.74%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2015 prospectus, the Total Annual Fund Operating Expenses for the Wasatch World Innovators Fund are 1.74%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Abcam plc (United Kingdom)	4.7%
Mekonomen AB (Sweden)	3.1%
Discover Financial Services	3.0%
MarketAxess Holdings, Inc.	3.0%
Capital One Financial Corp.	2.9%

Company	% of Net Assets
Cognizant Technology Solutions Corp., Class A	2.8%
TAL Education Group ADR (China)	2.3%
Google, Inc., Class A	2.3%
Valeant Pharmaceuticals International, Inc. (Canada)	2.2%
MasterCard, Inc., Class A	2.2%

**	As of March 31, 2015, there were 73 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI AC World IMI (All Country World Investable Market Index) is designed to measure the equity market performance of large-, mid- and small-cap securities across developed and emerging markets throughout the world. You cannot invest directly in this or any index.

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Management Discussion	MARCH 31, 2015 (UNAUDITED)

Paul Gifford, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch-1st Source Income Fund was up 1.04% for the first quarter of 2015. The Fund’s benchmark, the Barclays Capital U.S. Intermediate Government/Credit Bond Index returned 1.45% for the quarter. Interest rates generally fell during the quarter despite expectations that the Federal Reserve (Fed) would raise the federal funds rate later this year. The 10-year Treasury saw its yield fall from 2.2% to

1.9% during the quarter helping to produce a positive return for the Fund.

ECONOMIC ACTIVITY

The U.S. economy’s growth in the first quarter likely slowed versus the second half of 2014. Harsh winter weather in parts of the country contributed to the slowdown, but nothing like a year ago when winter weather was a factor in the drop in gross domestic product (GDP). The economy also continued to add new jobs. In 2014, over three million new jobs were created and the economy appears on track to create about the same number of jobs in 2015. The addition of the new jobs should help the economic recovery continue.

Globally, challenges continue to slow economic growth. Recently, in a program similar to that of the U.S. Federal Reserve, the European Central Bank started a bond-buying program to stimulate growth. Lastly, the economic benefit many consumers are enjoying from lower oil prices is a challenge for oil-exporting countries, as lower-priced oil has caused revenue to plummet.

INTEREST RATES

The Fed had been using the word “patient” to describe its approach to eventually raising interest rates. The Fed has been closely monitoring inflation, which has remained below the annual target rate of 2%, as well as job creation, wage growth and the strength of the U.S. dollar. Investors were well-prepared for “patient” to be removed from the Fed’s March 2015 communiqué and both the equity and bond markets had positive returns on that day. So far, investors appear to have great belief in how the Fed has been managing the economy.

We expect to see a mild interest-rate increase later this year, the first since the summer of 2007 just before the Great Recession. In the past, the expectation that the Fed was likely to raise rates would normally lead to an increase in rates prior to the actual increase. The opposite has happened this time. Yields on bonds from two to 30 years in maturity have fallen. This led to positive returns for most taxable-bond investors in the first quarter.

STRATEGY

The Fund’s interest-rate strategy is to be less exposed to interest-rate risk than the benchmark. The Fund’s effective duration is 3.02 years compared to the benchmark’s duration of 3.93 years. There has been a change in how we are achieving this structure. The purchases we made during the first quarter targeted the five- to seven-year part of the yield curve rather than the three- to five-year segment. Fixed-income securities with shorter maturities may experience a rise in rates, while longer maturities could see little change or a modest rise, but would be expected to produce better returns if the yield curve flattens.

The Fund had 9.1% of the portfolio in bonds with durations of five years or more at the start of the quarter and had 13.9% by the end of the quarter, and yet the Fund’s duration only increased 0.05 years over the period. The trades we made also improved the yields earned on the bonds we purchased. To accomplish this change, we bought bonds of Goldman Sachs, Applied Materials, Northern Trust, HCP and Lockheed Martin.

To offset the risk of bonds with longer maturities, we have overweighted the Fund in bonds with durations of less than two years. These shorter-maturity bonds make up 35% of the portfolio. We believe this structure positions the Fund to respond to the eventual rise in interest rates.

During the quarter, the overall mix of the types of bonds held by the Fund changed little. Corporate bonds remained near 45% of the portfolio. Government-agency bonds dropped from 30% to 29%, while asset-backed securities increased from 20% to 21%.

We believe that a modestly growing economy with an accommodative Fed bode well for corporate earnings and the Fund’s overweight in corporate bonds. We have been focusing the Fund’s credit exposure on A-rated bonds with a slight underweight compared to the Index in BBB-rated bonds.*

Thank you for the opportunity to manage a portion of your assets.

*	A credit rating is an assessment of the credit worthiness of individuals and corporations. It is based upon the history of borrowing and repayment, as well as the availability of assets and extent of liabilities. Ratings are issued by S&P or Moody’s and typically range from AAA (highest) to D (lowest). The credit quality of the investments in the Fund’s portfolio does not apply to the safety or stability of the Fund. Ratings and portfolio credit quality may change over time. Unrated securities do not necessarily indicate low quality. The Fund itself has not been rated by an independent rating agency. For information on the rating agency’s methodology visit: http://www.standardandpoors.com/home/en/us and http://www.moodys.com.

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Portfolio Summary	MARCH 31, 2015 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Income	1.66%	2.57%	2.33%	3.36%
Barclays Capital U.S. Intermediate Government/Credit Bond Index	2.35%	3.58%	3.52%	4.34%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2015 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-1st Source Income Fund are 0.71%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”). See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

*Not	annualized.

TOP 10 HOLDINGS**

Holding	Maturity Date	% of Net Assets
U.S. Treasury Note, 3.625%	8/15/19	4.5%
U.S. Treasury Note, 3.250%	12/31/16	3.0%
Federal Home Loan Mortgage Corp., MTN, 2.000%	10/22/21	1.8%
Federal Home Loan Bank, Series 0000, 1.750%	11/8/22	1.8%
Federal National Mortgage Assoc., Series AL2525, 3.500%	6/1/32	1.6%

Holding	Maturity Date	% of Net Assets
U.S. Treasury Note, 3.625%	2/15/20	1.5%
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8, 5.650%	9/20/19	1.5%
Federal Home Loan Mortgage Corp., 2.500%	5/27/16	1.4%
BB&T Corp., MTN, 2.150%	3/22/17	1.4%
JPMorgan Chase & Co., 4.350%	8/15/21	1.4%

**As	of March 31, 2015, there were 136 holdings in the Fund. Repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH†

  †Excludes options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged index considered representative of the performance of government and corporate bonds with maturities of less than 10 years. You cannot invest directly in this or any index.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Management Discussion	MARCH 31, 2015 (UNAUDITED)

Van Hoisington Lead Portfolio Manager

OVERVIEW

The continued slowing in economic growth coupled with minimal inflation led to a continuation of the decline in long-term interest rates and last year’s bond-market rally into the first quarter of 2015. Accentuating the move to lower interest rates was the decline in inflation. The subdued inflation environment was supported by commodity prices extending their decline. Further, dollar strength, which causes the lowering of import prices, was an important factor in the favorable bond-market environment. On March 31, 2015, 30-year Treasury bond yields closed at 2.54%, down from 2.75% on December 31, 2014, 3.20% on September 30, 2014 and 3.56% on March 31, 2014.

DETAILS OF THE QUARTER

For the quarter, six-month and 12-month periods ended March 31, 2015, the Wasatch-Hoisington U.S. Treasury Fund gained 5.16%, 16.95% and 27.92%, respectively. These returns far outpaced the gains in the benchmark Barclays Capital U.S. Aggregate Bond Index, which were 1.61%, 3.43% and 5.72%, respectively.

For the three-, five- and 10-year periods ended March 31, 2015, the Fund returned 9.07%, 13.14% and 8.96%, respectively, versus 3.10%, 4.41% and 4.93%, respectively, for the Index. Thus in all major time spans, the Fund provided considerably larger returns than the benchmark.

OUTLOOK FOR THE YEAR

It appears that U.S. economic growth was weaker in the first calendar quarter of 2015 than in the final calendar quarter of 2014, which showed a nominal growth rate of only 2.2%.

Nominal gross domestic product (GDP) is the most reliable of all the economic indicators since, as the sum of cash-register receipts, it constitutes the top-line revenues of the economy. From this stream of receipts everything must be paid, including wages, dividends, light bills, etc. Unfortunately the growth rate of this broad economic indicator has been slowing. The change over the four quarters ended December 31, 2014 was only 3.7%, which is barely above the average entry point for all recessions since 1948. On only two occasions over the unprecedentedly weak expansion since 2009 has growth reached 4.7%, but in both cases the growth rate quickly fell back below 4.4%, which happens to be the U.S. economy’s growth rate when the recession began in 2008.

Nominal GDP can be divided into two parts. The first is the implicit price deflator, which measures price changes in the economy, and the second is the change in the volume of goods, which is termed real GDP. Both of these components are volatile, but recent experience is that they have both failed to reflect any stronger momentum in economic activity. In the past 15 years, real per-capita GDP (nominal GDP divided by the price deflator and population) grew a paltry

1% per annum. This subdued growth rate should be compared to the average expansion of 2.5%, which has been recorded since 1940. The reason for this sharply slower expansion over the past decade and a half has to do with the accumulation of too much debt. Numerous studies indicate that when total indebtedness in the economy reaches certain critical levels, there is a deleterious impact on real per-capita growth. Those important over-indebtedness levels were crossed in the late 1990s, which is the root cause for the underperformance of the economy in this latest expansion.

It is interesting to note that in this period of slower growth and lower inflation, long-term Treasury bond yields did have periods of rising interest rates as inflationary psychology shifted. However, the slow growth meant that the economy was too weak to withstand higher interest rates, and the result was a shift to lower rate levels as the economy slowed.

Our expectation for economic growth in 2015 is for further slowing in the growth rate over the course of the year. Nominal GDP should rise no more than 3% this year on a fourth quarter to fourth quarter basis. This slower pace in nominal GDP would be a continuation of the pattern of 2014 when nominal GDP decelerated from 4.6% in 2013 to 3.7% in 2014 measured on a fourth quarter to fourth quarter basis. Such slow top-line growth suggests that real growth and inflation should both be slower than last year.

In this slower economic-growth environment, we believe the outlook for lower inflation and lower bond yields remains most probable. Thus, the Fund continues to be invested in U.S. Treasury securities with maturities longer than 20 years.

Thank you for the opportunity to manage your assets.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Portfolio Summary	MARCH 31, 2015 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
U.S. Treasury	16.95%	27.92%	13.14%	8.96%
Barclays Capital U.S. Aggregate Bond Index	3.43%	5.72%	4.41%	4.93%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2015 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-Hoisington U.S. Treasury Fund are 0.70%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

TOP 10 HOLDINGS**

Holding	Maturity Date	% of Net Assets
U.S. Treasury Bond, 3.000%	11/15/44	23.0%
U.S. Treasury Bond, 3.375%	5/15/44	14.0%
U.S. Treasury Bond, 2.875%	5/15/43	13.1%
U.S. Treasury Bond, 3.125%	8/15/44	12.1%
U.S. Treasury Strip, principal only	5/15/44	10.0%

Holding	Maturity Date	% of Net Assets
U.S. Treasury Bond, 2.750%	8/15/42	8.6%
U.S. Treasury Bond, 3.750%	11/15/43	6.3%
U.S. Treasury Bond, 2.500%	2/15/45	4.9%
U.S. Treasury Bond, 3.125%	2/15/42	3.1%
U.S. Treasury Bond, 2.750%	11/15/42	3.0%

**	As of March 31, 2015, there were 10 holdings in the Fund. Repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. You cannot invest directly in this or any index.

WASATCH FUNDS MANAGEMENT DISCUSSIONS — Definitions of Financial Terms	MARCH 31, 2015 (UNAUDITED)

The Arab Spring was a series of antigovernment protests and demonstrations across the Middle East and North Africa that commenced in 2010.

An asset-backed security is backed by a loan, lease or receivables against assets other than real estate and mortgage-backed securities. For investors, asset-backed securities are an alternative to investing in corporate debt.

The “cloud” is the Internet. Cloud-computing is a model for delivering information technology services in which resources are retrieved from the Internet through web-based tools and applications, rather than from a direct connection to a server.

A corporate bond is a debt security issued by a corporation for the purpose of raising money to expand its business.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year.

Earnings-per-share or EPS is the portion of a company’s profit allocated to each outstanding share of common stock. EPS growth rates help investors identify companies that are increasing or decreasing in profitability.

Effective duration is a measure of the responsiveness of a bond’s price to market interest rate changes. For example, if the interest rate increased 1%, a bond with an effective duration of five years would experience a decline in price of 5%.

The federal funds rate is the interest rate at which private depository institutions (mostly banks) lend balances (federal funds) at the Federal Reserve to other depository institutions, usually overnight. It is the interest rate banks charge each other for loans.

A forward currency contract is a binding contract in the foreign exchange market that locks in the exchange rate for the purchase or sale of a currency on a future date. A currency forward is essentially a hedging tool that does not involve any upfront payment.

The Great Recession was the steep decline in economic activity during the late 2000s, which is generally considered the largest downturn since the Great Depression. The term “Great Recession” applies to the U.S. recession, which officially lasted from December 2007 to June 2009, and the ensuing global recession in 2009. The economic slump began when the bubble in the U.S. housing market burst and large amounts of mortgage-backed securities and derivatives lost significant value.

Gross domestic product (GDP) is a basic measure of a country’s economic performance and is the market value of all final goods and services made within the borders of a country in a year.

An initial public offering (IPO) is a company’s first sale of stock to the public.

The price-to-earnings (P/E) multiple, also known as the P/E ratio, is the price of a stock divided by its earnings per share.

A private investment in public equity, often called a PIPE deal, involves the selling of publicly traded common shares or some form of preferred stock or convertible security to private investors. It is an allocation of shares in a public company not through a public offering in a stock exchange.

Quantitative easing is a government monetary policy used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

Return on assets (ROA) measures a company’s profitability by showing how many dollars of earnings a company derives from each dollar of assets it controls.

Return on equity (ROE) measures a company’s efficiency at generating profits from shareholders’ equity.

The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged but is a commonly used measure of common stock total return performance.

Valuation is the process of determining the current worth of an asset or company.

A warrant is a certificate, usually issued along with a bond or preferred stock, entitling the holder to buy a specific amount of a security at a specific price, usually above the current market price at the time of issuance, for an extended period, which can be anywhere from a few years to forever. If the price of the security rises above the warrant’s exercise price, the investor can buy the security at the warrant’s exercise price and resell it for a profit. Otherwise, the warrant will simply expire or remain unused. A warrant is listed on an options exchange and trades independently of the security with which it was issued.

The World Bank is a collection of international organizations that aid countries in their process of economic development with loans, advice and research. It was founded in the 1940s to aid Western European countries after World War II with capital.

The World Bank’s Ease of Doing Business Index ranks economies from 1 to 189, with first place being the best. A high ranking (a low numerical rank) means the regulatory environment in a country is conducive to business operation. The index averages the country’s percentile rankings on 10 topics covered in the World Bank’s Doing Business. The ranking on each topic is the simple average of the percentile rankings on its component indicators.

The yield curve is a line on a graph that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares three-month, two-year, five-year and 30-year U.S. Treasury securities. This yield curve is used as a benchmark for other interest rates, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

Pertaining to the use of MSCI information. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

WASATCH FUNDS — OPERATING EXPENSES (UNAUDITED)	MARCH 31, 2015 (UNAUDITED)

EXPENSE EXAMPLE

As a shareholder of Wasatch Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Wasatch Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six-month period ended March 31, 2015.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses, based upon the actual total return of the fund during the most recent six-month period ended March 31, 2015. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition, the Funds charge a $15.00 IRA distribution fee, a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Wasatch Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

In addition, the Funds charge a $15.00 IRA distribution fee, a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table on the next page. If another fund’s fees differ from those listed above, your expenses paid and your ending account value could be higher or lower than those of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A Fund’s annualized expense ratio may vary as a result of various factors including expenses that are not reimbursable under the contractual agreement between the Fund and the Advisor such as interest, taxes, brokerage commissions, other investment related costs, dividend expense on short sales, and extraordinary expenses. The Long/Short Fund — Investor Class and the Income Fund have no contractual limitation on expenses.

WASATCH FUNDS — OPERATING EXPENSES (continued)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period October 1, 2014	End of Period March 31, 2015
Core Growth Fund — Investor Class
Actual	$1,000.00	$1,178.50	$6.35	1.17%
Hypothetical (5% before expenses)	$1,000.00	$1,019.10	$5.89	1.17%
Core Growth Fund — Institutional Class
Actual	$1,000.00	$1,179.10	$6.08	1.12%
Hypothetical (5% before expenses)	$1,000.00	$1,019.35	$5.64	1.12%
Emerging India Fund
Actual	$1,000.00	$1,143.50	$10.42	1.95%
Hypothetical (5% before expenses)	$1,000.00	$1,015.21	$9.80	1.95%
Emerging Markets Select Fund — Investor Class
Actual	$1,000.00	$985.90	$8.37	1.69%
Hypothetical (5% before expenses)	$1,000.00	$1,016.50	$8.50	1.69%
Emerging Markets Select Fund — Institutional Class
Actual	$1,000.00	$987.40	$7.43	1.50%
Hypothetical (5% before expenses)	$1,000.00	$1,017.45	$7.54	1.50%
Emerging Markets Small Cap Fund
Actual	$1,000.00	$979.40	$9.62	1.95%
Hypothetical (5% before expenses)	$1,000.00	$1,015.21	$9.80	1.95%
Frontier Emerging Small Countries Fund
Actual	$1,000.00	$909.60	$10.71	2.25%
Hypothetical (5% before expenses)	$1,000.00	$1,013.71	$11.30	2.25%
Global Opportunities Fund
Actual	$1,000.00	$1,057.10	$9.28	1.81%
Hypothetical (5% before expenses)	$1,000.00	$1,015.91	$9.10	1.81%
Heritage Growth Fund
Actual	$1,000.00	$1,138.10	$4.53	0.85%
Hypothetical (5% before expenses)	$1,000.00	$1,020.69	$4.28	0.85%
International Growth Fund
Actual	$1,000.00	$1,047.50	$7.66	1.50%
Hypothetical (5% before expenses)	$1,000.00	$1,017.45	$7.54	1.50%
International Opportunities Fund
Actual	$1,000.00	$1,014.30	$11.30	2.25%
Hypothetical (5% before expenses)	$1,000.00	$1,013.71	$11.30	2.25%
Large Cap Value Fund — Investor Class
Actual	$1,000.00	$1,010.10	$5.51	1.10%
Hypothetical (5% before expenses)	$1,000.00	$1,019.45	$5.54	1.10%
Large Cap Value Fund — Institutional Class
Actual	$1,000.00	$1,010.70	$4.91	0.98%
Hypothetical (5% before expenses)	$1,000.00	$1,020.05	$4.94	0.98%
Long/Short Fund — Investor Class
Actual	$1,000.00	$956.20	$7.75	1.59%
Hypothetical (5% before expenses)	$1,000.00	$1,017.00	$8.00	1.59%
Long/Short Fund — Institutional Class
Actual	$1,000.00	$956.90	$7.07	1.45%
Hypothetical (5% before expenses)	$1,000.00	$1,017.70	$7.29	1.45%
Micro Cap Fund
Actual	$1,000.00	$1,172.30	$10.29	1.90%
Hypothetical (5% before expenses)	$1,000.00	$1,015.46	$9.55	1.90%
Micro Cap Value Fund[1]
Actual	$1,000.00	$1,122.90	$10.37	1.96%
Hypothetical (5% before expenses)	$1,000.00	$1,015.16	$9.85	1.96%
Small Cap Growth Fund
Actual	$1,000.00	$1,152.60	$6.55	1.22%
Hypothetical (5% before expenses)	$1,000.00	$1,018.85	$6.14	1.22%

MARCH 31, 2015 (UNAUDITED)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period October 1, 2014	End of Period March 31, 2015
Small Cap Value Fund — Investor Class
Actual	$1,000.00	$1,131.80	$6.43	1.21%
Hypothetical (5% before expenses)	$1,000.00	$1,018.90	$6.09	1.21%
Small Cap Value Fund — Institutional Class
Actual	$1,000.00	$1,131.10	$6.11	1.15%
Hypothetical (5% before expenses)	$1,000.00	$1,019.20	$5.79	1.15%
Strategic Income Fund
Actual	$1,000.00	$1,048.80	$4.85	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Growth Fund
Actual	$1,000.00	$1,176.70	$7.16	1.32%
Hypothetical (5% before expenses)	$1,000.00	$1,018.35	$6.64	1.32%
World Innovators Fund
Actual	$1,000.00	$1,032.60	$8.97	1.77%
Hypothetical (5% before expenses)	$1,000.00	$1,016.11	$8.90	1.77%
Income Fund
Actual	$1,000.00	$1,016.60	$3.57	0.71%
Hypothetical (5% before expenses)	$1,000.00	$1,021.39	$3.58	0.71%
U.S. Treasury Fund
Actual	$1,000.00	$1,169.50	$3.46	0.64%
Hypothetical (5% before expenses)	$1,000.00	$1,021.74	$3.23	0.64%

*Expenses are equal to a fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the full fiscal year (182/365).

1The annualized expense ratio includes interest fees. Excluding the interest fees, the annualized expense ratio would have been 1.95%. Interest fees are not a reimbursable expense under the contractual agreement between the Fund and the Advisor.

WASATCH CORE GROWTH FUND (WGROX / WIGRX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 94.0%

	Airlines 7.2%
247,674	Allegiant Travel Co.	$47,625,234
414,578	Spirit Airlines, Inc.*	32,071,754

		79,696,988

	Application Software 6.2%
215,701	ANSYS, Inc.*	19,022,671
128,524	Globant S.A.* (Luxembourg)	2,706,716
233,083	Tyler Technologies, Inc.*	28,093,494
109,176	Ultimate Software Group, Inc.*	18,555,007

		68,377,888

	Asset Management & Custody Banks 3.0%
597,285	SEI Investments Co.	26,334,295
53,262	Virtus Investment Partners, Inc.	6,965,072

		33,299,367

	Automotive Retail 1.0%
176,353	Monro Muffler Brake, Inc.	11,471,763

	Biotechnology 3.3%
1,908,420	Abcam plc (United Kingdom)	13,760,021
623,727	Seattle Genetics, Inc.*	22,048,750

		35,808,771

	Consumer Finance 5.5%
164,316	Credit Acceptance Corp.*	32,041,620
1,856,400	Mahindra & Mahindra Financial Services Ltd. (India)	7,490,119
385,255	PRA Group, Inc.*	20,927,051

		60,458,790

	Data Processing & Outsourced Services 4.3%
36,191	Alliance Data Systems Corp.*	10,721,584
474,161	ExlService Holdings, Inc.*	17,638,789
367,620	Syntel, Inc.*	19,016,983

		47,377,356

	Distributors 1.0%
156,276	Pool Corp.	10,901,814

	Diversified Banks 3.0%
6,656,038	City Union Bank Ltd. (India)	10,274,216
1,734,509	Yes Bank Ltd. (India)	22,504,098

		32,778,314

	Diversified Capital Markets 1.5%
433,478	HFF, Inc., Class A	16,272,764

	Diversified Support Services 2.4%
696,062	Copart, Inc.*	26,151,049

	Electrical Components & Equipment 2.9%
538,186	Polypore International, Inc.*	31,699,155

	Environmental & Facilities Services 2.2%
494,583	Waste Connections, Inc.	23,809,226

	Health Care Facilities 2.3%
539,076	Ensign Group, Inc. (The)	25,261,101

	Health Care REITs 0.8%
625,327	CareTrust REIT, Inc.	8,479,434

	Health Care Services 5.2%
350,007	ExamWorks Group, Inc.*	14,567,291
257,292	IPC Healthcare Inc.*	12,000,099
418,765	MEDNAX, Inc.*	30,364,650

		56,932,040

Shares		Value

	Homebuilding 1.1%
565,286	Installed Building Products, Inc.*	$12,300,623

	Homefurnishing Retail 2.0%
309,024	Mattress Firm Holding Corp.*	21,520,431

	Industrial Machinery 2.1%
307,461	IDEX Corp.	23,314,768

	Internet Retail 0.4%
155,634	Blue Nile, Inc.*	4,955,387

	Internet Software & Services 8.6%
448,282	Cimpress N.V.*	37,826,035
753,789	Cornerstone OnDemand, Inc.*	21,776,964
694,929	Dealertrack Technologies, Inc.*	26,768,665
123,303	Shutterstock, Inc.*	8,467,217

		94,838,881

	IT Consulting & Other Services 1.8%
321,313	EPAM Systems, Inc.*	19,693,274

	Leisure Facilities 3.3%
516,585	Life Time Fitness, Inc.*	36,656,872

	Life Sciences Tools & Services 3.8%
573,500	Divi’s Laboratories Ltd. (India)	16,220,433
358,224	ICON plc* (Ireland)	25,265,539

		41,485,972

	Oil & Gas Equipment & Services 1.2%
102,859	Dril-Quip, Inc.*	7,034,527
298,022	TGS-NOPEC Geophysical Co. ASA (Norway)	6,614,490

		13,649,017

	Oil & Gas Exploration & Production 0.4%
309,124	Ultra Petroleum Corp.*	4,831,608

	Oil & Gas Refining & Marketing 1.5%
291,271	World Fuel Services Corp.	16,742,257

	Personal Products 1.3%
239,851	Nu Skin Enterprises, Inc., Class A	14,441,429

	Research & Consulting Services 1.9%
263,477	Corporate Executive Board Co. (The)	21,041,273

	Restaurants 0.7%
245,249	Zoe’s Kitchen, Inc.*	8,164,339

	Semiconductors 2.5%
307,265	Melexis N.V. (Belgium)	18,312,582
175,480	Power Integrations, Inc.	9,138,999

		27,451,581

	Specialized Finance 0.7%
230,065	CRISIL Ltd. (India)	7,389,284

	Specialty Chemicals 2.0%
389,546	Balchem Corp.	21,573,058

	Specialty Stores 0.8%
173,736	Hibbett Sports, Inc.*	8,523,488

	Systems Software 1.5%
673,500	Infoblox, Inc.*	16,076,445

	Trading Companies & Distributors 0.3%
53,884	MSC Industrial Direct Co., Inc., Class A	3,890,425

MARCH 31, 2015 (UNAUDITED)

Shares		Value

	Trucking 4.3%
600,940	Knight Transportation, Inc.	$19,380,315
359,568	Old Dominion Freight Line, Inc.*	27,794,606

		47,174,921

	Total Common Stocks (cost $579,471,277)	1,034,491,153

Principal Amount		Value

	SHORT-TERM INVESTMENTS 5.9%

	Repurchase Agreement 5.9%
$65,022,313	Repurchase Agreement dated 3/31/15, 0.00% due 4/1/15 with State Street Bank and Trust Co. collateralized by $66,410,000 of United States Treasury Notes 1.375% due 3/31/20; value $66,326,988; repurchase proceeds: $65,022,313 (cost $65,022,313)	$65,022,313

	Total Short-Term Investments (cost $65,022,313)	65,022,313

	Total Investments (cost $644,493,590) 99.9%	1,099,513,466

	Other Assets less Liabilities 0.1%	787,147

	NET ASSETS 100.0%	$1,100,300,613

	*Non-income producing. REIT Real Estate Investment Trust. See Notes to Financial Statements.

At March 31, 2015, Wasatch Core Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Belgium	1.8
India	6.2
Ireland	2.4
Luxembourg	0.3
Norway	0.6
United Kingdom	1.3
United States	87.4

TOTAL	100.0%

WASATCH EMERGING INDIA FUND (WAINX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 101.7%

	Agricultural Products 1.6%
79,590	Kaveri Seed Co. Ltd. (India)	$1,252,710

	Air Freight & Logistics 1.2%
8,104	Blue Dart Express Ltd. (India)	945,318

	Apparel, Accessories & Luxury Goods 1.2%
2,778	Page Industries Ltd. (India)	608,824
49,791	Titan Co. Ltd. (India)	311,088

		919,912

	Auto Parts & Equipment 3.3%
2,778	Bosch Ltd. (India)	1,122,187
15,289	WABCO India Ltd. (India)	1,392,302

		2,514,489

	Automobile Manufacturers 1.2%
108,500	Tata Motors Ltd. (India)	954,601

	Building Products 1.4%
84,413	Kajaria Ceramics Ltd. (India)	1,092,572

	Commodity Chemicals 3.6%
242,720	Berger Paints India Ltd. (India)	809,438
160,480	Gulf Oil Lubricants India Ltd. (India)	1,320,639
58,192	Supreme Industries Ltd. (India)	665,317

		2,795,394

	Construction Machinery & Heavy Trucks 1.9%
5,569	Eicher Motors Ltd. (India)	1,417,139

	Consumer Finance 10.9%
26,019	Bajaj Finance Ltd. (India)	1,712,946
217,126	Mahindra & Mahindra Financial Services Ltd. (India)	876,050
187,361	Repco Home Finance Ltd. (India)	1,901,116
48,355	Shriram City Union Finance Ltd. (India)	1,522,171
82,452	Shriram Transport Finance Co. Ltd. (India)	1,462,314
115,557	SKS Microfinance Ltd.* (India)	843,856

		8,318,453

	Data Processing & Outsourced Services 0.9%
417,268	Vakrangee Ltd. (India)	686,098

	Diversified Banks 8.5%
221,905	Axis Bank Ltd. (India)	1,978,596
399,367	City Union Bank Ltd. (India)	616,460
625,549	DCB Bank Ltd.* (India)	1,105,534
12,133	HDFC Bank Ltd. ADR (India)	714,512
91,795	IndusInd Bank Ltd. (India)	1,301,210
26,740	Kotak Mahindra Bank Ltd. (India)	559,273
20,450	Yes Bank Ltd. (India)	265,325

		6,540,910

	Diversified Chemicals 1.7%
20,481	BASF India Ltd. (India)	365,888
100,206	Pidilite Industries Ltd. (India)	960,729

		1,326,617

	Diversified Real Estate Activities 0.5%
279,322	Delta Corp. Ltd. (India)	358,630

	Electric Utilities 0.7%
425,753	OPG Power Ventures plc* (India)	565,896

Shares		Value

	Electrical Components & Equipment 2.4%
100,705	Amara Raja Batteries Ltd. (India)	$1,343,109
34,375	V-Guard Industries Ltd. (India)	501,003

		1,844,112

	Fertilizers & Agricultural Chemicals 3.3%
17,193	Bayer CropScience Ltd. (India)	923,096
119,247	Rallis India Ltd. (India)	430,828
168,565	UPL Ltd. (India)	1,190,005

		2,543,929

	Footwear 0.4%
16,795	Bata India Ltd. (India)	292,524

	Health Care Facilities 0.9%
33,078	Apollo Hospitals Enterprise Ltd. (India)	719,107

	Heavy Electrical Equipment 0.8%
104,719	TD Power Systems Ltd. (India)	600,307

	Household Appliances 0.3%
5,219	Hawkins Cookers Ltd. (India)	253,856

	Household Products 0.4%
64,025	Jyothy Laboratories Ltd. (India)	273,569

	Housewares & Specialties 1.2%
156,920	La Opala RG Ltd. (India)	947,945

	Industrial Machinery 4.3%
47,346	AIA Engineering Ltd. (India)	959,952
50,723	Cummins India Ltd. (India)	709,200
9,817	FAG Bearings India Ltd. (India)	662,767
193,250	Sarine Technologies Ltd. (Israel)	384,528
24,965	SKF India Ltd. (India)	561,562

		3,278,009

	Internet Retail 2.6%
91,586	MakeMyTrip Ltd.* (India)	2,011,229

	Internet Software & Services 0.2%
8,699	Just Dial Ltd. (India)	184,165

	IT Consulting & Other Services 9.0%
39,182	Cognizant Technology Solutions Corp., Class A*	2,444,565
147,320	HCL Technologies Ltd. (India)	2,313,570
110,304	Persistent Systems Ltd. (India)	1,265,880
85,968	Tech Mahindra Ltd. (India)	867,630

		6,891,645

	Life & Health Insurance 2.0%
219,719	Max India Ltd. (India)	1,527,259

	Life Sciences Tools & Services 1.5%
39,372	Divi’s Laboratories Ltd. (India)	1,113,567

	Marine Ports & Services 1.3%
250,955	Gujarat Pipavav Port Ltd.* (India)	962,617

	Packaged Foods & Meats 2.4%
35,529	Britannia Industries Ltd. (India)	1,223,733
3,471	GlaxoSmithKline Consumer Healthcare Ltd. (India)	349,423
1,999	Nestlé India Ltd. (India)	227,814

		1,800,970

MARCH 31, 2015 (UNAUDITED)

Shares		Value

	Personal Products 6.0%
155,058	Bajaj Corp. Ltd. (India)	$1,136,029
18,891	Colgate-Palmolive India Ltd. (India)	603,395
331,837	Dabur India Ltd. (India)	1,408,344
44,119	Godrej Consumer Products Ltd. (India)	732,482
46,433	Marico Ltd. (India)	290,998
3,612	Procter & Gamble Hygiene & Health Care Ltd. (India)	416,197

		4,587,445

	Pharmaceuticals 13.9%
93,695	Cipla Ltd. (India)	1,064,491
19,590	Dr. Reddy’s Laboratories Ltd. (India)	1,092,485
174,225	Glenmark Pharmaceuticals Ltd. (India)	2,180,692
58,928	Lupin Ltd. (India)	1,883,295
2,028,545	Marksans Pharma Ltd. (India)	2,001,600
72,409	Natco Pharma Ltd. (India)	2,435,569

		10,658,132

	Publishing 0.5%
60,434	D.B. Corp. Ltd. (India)	354,987

	Restaurants 0.8%
26,528	Jubilant Foodworks Ltd.* (India)	628,279

	Specialized Finance 2.7%
33,080	Credit Analysis & Research Ltd. (India)	785,436
19,210	CRISIL Ltd. (India)	616,992
10,955	ICRA Ltd. (India)	702,310

		2,104,738

	Specialty Chemicals 0.9%
53,467	Asian Paints Ltd. (India)	688,530

	Systems Software 0.4%
90,048	KPIT Technologies Ltd. (India)	271,592

	Thrifts & Mortgage Finance 2.7%
244,737	Gruh Finance Ltd. (India)	949,716
31,543	Housing Development Finance Corp. Ltd. (India)	663,307
62,410	LIC Housing Finance Ltd. (India)	435,804

		2,048,827

	Wireless Telecommunication Services 2.2%
575,312	Idea Cellular Ltd. (India)	1,684,625

	Total Common Stocks (cost $60,035,411)	77,960,704

Principal Amount		Value

	CORPORATE BONDS 0.0%

	Air Freight & Logistics 0.0%
$532,980	Blue Dart Express Ltd., 9.30%, 11/20/17 (India)	$8,261
304,560	Blue Dart Express Ltd., 9.40%, 11/20/18 (India)	4,735
228,420	Blue Dart Express Ltd., 9.50%, 11/20/19 (India)	3,603

		16,599

	Total Corporate Bonds (cost $8,529)	16,599

	Total Investments (cost $60,043,940) 101.7%	77,977,303

	Liabilities less Other Assets (1.7%)	(1,336,056)

	NET ASSETS 100.0%	$76,641,247

	*Non-income producing. ADR American Depositary Receipt. See Notes to Financial Statements.

At March 31, 2015, Wasatch Emerging India Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
India	96.4
Israel	0.5
United States	3.1

TOTAL	100.0%

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 93.4%

	Airport Services 2.9%
255,200	Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B (Mexico)	$1,674,311

	Construction & Engineering 1.9%
101,924	Promotora y Operadora de Infraestructura S.A.B. de C.V.* (Mexico)	1,086,147

	Construction Materials 2.3%
260,191	Cemex Latam Holdings S.A.* (Colombia)	1,351,127

	Consumer Finance 2.9%
932,900	Gentera S.A.B. de C.V.* (Mexico)	1,669,519

	Diversified Banks 21.8%
200,675	Axis Bank Ltd. (India)	1,789,300
2,256,900	PT Bank Negara Indonesia Persero Tbk (Indonesia)	1,247,121
1,293,089	PT Bank Rakyat Indonesia Persero Tbk (Indonesia)	1,312,869
1,212,811	BBVA Banco Continental S.A. (Peru)	1,699,306
139,790	IndusInd Bank Ltd. (India)	1,981,547
286,200	Kasikornbank Public Co. Ltd. (Thailand)	2,022,926
853,783	Metropolitan Bank & Trust (Philippines)	1,863,233
376,550	National Bank of Ras Al-Khaimah (United Arab Emirates)	825,295

		12,741,597

	Diversified Capital Markets 2.1%
183,766	Grupo Financiero Interacciones S.A. de C.V., Class O (Mexico)	1,214,429

	Drug Retail 1.9%
124,309	Raia Drogasil S.A. (Brazil)	1,107,461

	Food Retail 4.7%
70,029	BIM Birlesik Magazalar A.S. (Turkey)	1,242,385
203,065	President Chain Store Corp. (Taiwan)	1,528,341

		2,770,726

	Health Care Facilities 3.6%
1,645,637	Bangkok Dusit Medical Services Public Co. Ltd. (Thailand)	996,283
320,125	Life Healthcare Group Holdings Ltd. (South Africa)	1,115,898

		2,112,181

	Highways & Railtracks 3.0%
3,226,900	PT Jasa Marga Persero Tbk (Indonesia)	1,776,955

	Hotels, Resorts & Cruise Lines 1.9%
4,762,500	Bloomberry Resorts Corp. (Philippines)	1,112,315

	Industrial Machinery 1.6%
91,600	Weg S.A. (Brazil)	906,098

	Internet Software & Services 2.9%
13,788	MercadoLibre, Inc. (Brazil)	1,689,306

	IT Consulting & Other Services 3.3%
122,822	HCL Technologies Ltd. (India)	1,928,844

	Life & Health Insurance 4.7%
137,292	Discovery Ltd. (South Africa)	1,411,633
209,527	Sanlam Ltd. (South Africa)	1,352,856

		2,764,489

	Managed Health Care 2.5%
204,681	Qualicorp S.A.* (Brazil)	1,451,661

	Marine Ports & Services 3.6%
873,052	International Container Terminal Services, Inc. (Philippines)	2,109,387

Shares		Value

	Multi-Line Insurance 1.9%
109,161	BB Seguridade Participacoes S.A. (Brazil)	$1,113,766

	Multi-Sector Holdings 2.4%
46,400	GT Capital Holdings, Inc. (Philippines)	1,388,886

	Packaged Foods & Meats 3.2%
373,479	Universal Robina Corp. (Philippines)	1,888,283

	Pharmaceuticals 6.9%
140,661	Glenmark Pharmaceuticals Ltd. (India)	1,760,587
71,699	Lupin Ltd. (India)	2,291,447

		4,052,034

	Soft Drinks 2.6%
88,823	Coca-Cola Icecek A.S. (Turkey)	1,502,317

	Specialty Chemicals 2.8%
126,813	Asian Paints Ltd. (India)	1,633,055

	Wireless Telecommunication Services 6.0%
494,208	Idea Cellular Ltd. (India)	1,447,136
2,859,478	PT Tower Bersama Infrastructure Tbk (Indonesia)	2,072,165

		3,519,301

	Total Common Stocks (cost $50,501,283)	54,564,195

	RIGHTS 0.1%

	Life & Health Insurance 0.1%
12,887	Discovery Ltd., expiring 4/2/15* *** (South Africa)	36,948

	Multi-Sector Holdings 0.0%
46,400	GT Capital Holdings, Inc., expiring 4/8/15* *** (Philippines)	—

	Total Rights (cost $—)	36,948

Principal Amount		Value

	SHORT-TERM INVESTMENTS 5.8%

	Repurchase Agreement 5.8%
$3,373,728	Repurchase Agreement dated 3/31/15, 0.00% due 4/1/15 with State Street Bank and Trust Co. collateralized by $3,470,000 of United States Treasury Bonds 1.625% due 11/15/22; value: $3,443,975; repurchase proceeds: $3,373,728 (cost $3,373,728)	$3,373,728

	Total Short-Term Investments (cost $3,373,728)	3,373,728

	Total Investments (cost $53,875,011) 99.3%	57,974,871

	Other Assets less Liabilities 0.7%	415,960

	NET ASSETS 100.0%	$58,390,831

	*Non-income producing. ***Security was fair valued under procedures adopted by the Board of Trustees (see Note 14). See Notes to Financial Statements.

MARCH 31, 2015 (UNAUDITED)

At March 31, 2015, Wasatch Emerging Markets Select Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	11.5
Colombia	2.5
India	23.5
Indonesia	11.8
Mexico	10.3
Peru	3.1
Philippines	15.3
South Africa	7.2
Taiwan	2.8
Thailand	5.5
Turkey	5.0
United Arab Emirates	1.5

TOTAL	100.0%

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 97.7%

	Airport Services 2.5%
4,056,143	Grupo Aeroportuario del Centro Norte S.A.B. de C.V.* (Mexico)	$19,766,766
1,401,234	TAV Havalimanlari Holding A.S. (Turkey)	11,728,628

		31,495,394

	Application Software 1.1%
13,963,012	Kingdee International Software Group Co. Ltd.* (China)	5,871,315
460,965	Linx S.A. (Brazil)	6,696,342
974,011	Silverlake Axis Ltd. (Singapore)	972,591

		13,540,248

	Asset Management & Custody Banks 1.4%
925,750	CETIP S.A. — Mercados Organizados (Brazil)	9,171,829
4,097,771	Peregrine Holdings Ltd. (South Africa)	8,770,991

		17,942,820

	Automotive Retail 0.5%
413,409	Kolao Holdings (Korea)	6,371,891

	Biotechnology 1.5%
162,595	Cell Biotech Co. Ltd. (Korea)	9,643,293
30,654	Medy-Tox, Inc. (Korea)	9,081,950

		18,725,243

	Building Products 0.8%
17,003,441	China Lesso Group Holdings Ltd. (China)	10,088,655

	Casinos & Gaming 1.9%
62,431,449	Melco Crown Philippines Resorts Corp.* (Philippines)	12,793,559
514,912	Paradise Co. Ltd. (Korea)	11,254,780

		24,048,339

	Catalog Retail 0.5%
682,716	Momo.com, Inc. (Taiwan)	5,662,026

	Commodity Chemicals 1.4%
5,305,963	Berger Paints India Ltd. (India)	17,694,669

	Construction & Engineering 0.7%
6,191,452	China Singyes Solar Technologies Holdings Ltd. (China)	8,449,223

	Construction Materials 2.4%
1,357,973	Cemex Latam Holdings S.A.* (Colombia)	7,051,719
39,667,101	PT Holcim Indonesia Tbk (Indonesia)	4,641,733
1,095,602	Siam City Cement Public Co. Ltd. (Thailand)	12,861,708
7,260,550	Union Andina de Cementos S.A.A. (Peru)	5,461,527

		30,016,687

	Consumer Finance 5.2%
6,687,092	Credito Real S.A.B. de C.V. SOFOM (Mexico)	15,744,736
2,793,964	Mahindra & Mahindra Financial Services Ltd. (India)	11,272,960
613,996	Shriram City Union Finance Ltd. (India)	19,328,027
15,205,986	Srisawad Power 1979 Public Co. Ltd.* (Thailand)	18,224,753

		64,570,476

	Data Processing & Outsourced Services 0.3%
4,267,700	My EG Services Berhad (Malaysia)	3,215,035

	Department Stores 1.6%
2,103,125	Poya Co. Ltd. (Taiwan)	20,029,762

Shares		Value

	Diversified Banks 2.9%
11,440,845	EastWest Banking Corp.* (Philippines)	$6,283,507
176,596	Intergroup Financial Services Corp. (Peru)	5,119,518
6,321,981	Security Bank Corp. (Philippines)	24,326,191

		35,729,216

	Diversified Capital Markets 0.8%
1,418,667	Grupo Financiero Interacciones S.A. de C.V., Class O (Mexico)	9,375,349

	Diversified Chemicals 1.8%
2,390,229	Pidilite Industries Ltd. (India)	22,916,407

	Diversified Support Services 0.9%
124,276	KEPCO Plant Service & Engineering Co. Ltd. (Korea)	10,932,748

	Drug Retail 1.5%
2,416,040	Clicks Group Ltd. (South Africa)	18,201,289

	Electrical Components & Equipment 0.9%
1,088,067	Voltronic Power Technology Corp. (Taiwan)	10,797,213

	Electronic Components 0.8%
740,281	Partron Co. Ltd. (Korea)	9,541,681

	Electronic Equipment & Instruments 1.2%
6,007,723	Chroma ATE, Inc. (Taiwan)	14,918,507

	Electronic Manufacturing Services 0.9%
8,726,715	Hana Microelectronics Public Co. Ltd. (Thailand)	11,800,106

	Fertilizers & Agricultural Chemicals 2.7%
355,034	Bayer CropScience Ltd. (India)	19,061,848
1,999,537	UPL Ltd. (India)	14,115,976

		33,177,824

	Food Retail 0.1%
14,000	BGF Retail Co. Ltd. (Korea)	1,425,932

	Footwear 0.6%
163,834	CCC S.A. (Poland)	7,900,350

	General Merchandise Stores 1.0%
1,711,904	Taiwan FamilyMart Co. Ltd. (Taiwan)	12,857,061

	Health Care Equipment 0.7%
184,647	i-SENS, Inc.* (Korea)	8,155,125

	Health Care Facilities 1.0%
7,336,829	Phoenix Healthcare Group Co. Ltd. (China)	12,964,853

	Highways & Railtracks 1.0%
22,176,925	PT Jasa Marga Persero Tbk (Indonesia)	12,212,150

	Home Furnishings 1.2%
89,694	Hanssem Co. Ltd. (Korea)	14,915,988
498,323	Man Wah Holdings Ltd. (Hong Kong)	478,857

		15,394,845

	Home Improvement Retail 0.5%
23,868,516	Home Product Center Public Co. Ltd. (Thailand)	5,978,132

	Hotels, Resorts & Cruise Lines 2.6%
47,634,205	Bloomberry Resorts Corp. (Philippines)	11,125,304
19,351,643	Minor International Public Co. Ltd. (Thailand)	20,814,613

		31,939,917

MARCH 31, 2015 (UNAUDITED)

Shares		Value

	Human Resource & Employment Services 0.5%
183,775	51job, Inc. ADR* (China)	$5,929,500

	Hypermarkets & Super Centers 2.6%
233,759	Al Meera Consumer Goods Co.* (Qatar)	13,962,948
404,753	InRetail Peru Corp.* (Peru)	6,111,770
6,762,705	Robinsons Retail Holdings, Inc. (Philippines)	12,708,439

		32,783,157

	Industrial Machinery 1.8%
1,040,750	Airtac International Group (Taiwan)	8,348,618
584,769	Cummins India Ltd. (India)	8,176,137
818,900	Hiwin Technologies Corp. (Taiwan)	6,058,656

		22,583,411

	Internet Retail 2.3%
1,002,385	B2W Cia Digital* (Brazil)	6,220,571
1,708,914	Interpark Corp. (Korea)	13,986,154
359,541	Jumei International Holding Ltd. ADR* (China)	5,687,939
130,858	MakeMyTrip Ltd.* (India)	2,873,642

		28,768,306

	Internet Software & Services 1.7%
76,291	Bitauto Holdings Ltd. ADR* (China)	3,881,686
44,161	MercadoLibre, Inc. (Brazil)	5,410,606
931,124	PChome Online, Inc. (Taiwan)	12,111,456

		21,403,748

	IT Consulting & Other Services 3.4%
320,445	EOH Holdings Ltd. (South Africa)	4,202,198
849,950	Mindtree Ltd. (India)	17,791,823
1,237,118	Persistent Systems Ltd. (India)	14,197,513
2,801,143	Sonda S.A. (Chile)	6,612,020

		42,803,554

	Leisure Products 3.4%
2,234,722	Giant Manufacturing Co. Ltd. (Taiwan)	21,568,746
2,658,302	Merida Industry Co. Ltd. (Taiwan)	20,899,402

		42,468,148

	Life & Health Insurance 1.0%
1,803,000	Max India Ltd. (India)	12,532,588

	Managed Health Care 0.9%
1,575,945	Qualicorp S.A.* (Brazil)	11,177,089

	Marine Ports & Services 3.8%
3,342,010	Gujarat Pipavav Port Ltd.* (India)	12,819,327
7,962,278	International Container Terminal Services, Inc. (Philippines)	19,237,718
14,240,885	Westports Holdings Berhad (Malaysia)	15,457,907

		47,514,952

	Oil & Gas Equipment & Services 0.5%
3,319,468	Gulf Marine Services plc (United Arab Emirates)	6,174,505

	Oil & Gas Exploration & Production 0.8%
495,585	Dragon Oil plc (United Arab Emirates)	4,390,202
903,352	Parex Resources, Inc.* (Colombia)	5,754,243

		10,144,445

	Other Diversified Financial Services 0.3%
248,789	PSG Group Ltd. (South Africa)	3,390,225

Shares		Value

	Packaged Foods & Meats 2.6%
524,412	Britannia Industries Ltd. (India)	$18,062,440
1,842,627	Ulker Biskuvi Sanayi A.S. (Turkey)	13,827,680

		31,890,120

	Pharmaceuticals 4.6%
13,017,213	China Animal Healthcare Ltd.*** (China)	8,730,919
1,045,420	Glenmark Pharmaceuticals Ltd. (India)	13,085,029
11,510,222	Marksans Pharma Ltd. (India)	11,357,335
409,569	Natco Pharma Ltd. (India)	13,776,375
1,642,740	TWi Pharmaceuticals, Inc.* (Taiwan)	10,867,599

		57,817,257

	Property & Casualty Insurance 0.4%
2,503,568	Qualitas Controladora S.A.B. de C.V.* ** (Mexico)	4,522,995

	Real Estate Development 0.7%
4,704,432	Corporation Inmobiliaria Vesta S.A.B. de C.V. (Mexico)	8,683,883

	Real Estate Operating Companies 1.3%
8,637,313	Parque Arauco S.A. (Chile)	16,555,167

	Regional Banks 0.9%
2,282,981	Banregio Grupo Financiero S.A.B. de C.V.* (Mexico)	11,612,798

	Reinsurance 0.6%
17,623,670	Thaire Life Assurance Public Co. Ltd. (Thailand)	7,203,282

	Restaurants 0.7%
2,914,048	Alsea S.A.B. de C.V.* (Mexico)	8,518,695

	Semiconductor Equipment 3.7%
426,279	Hermes Microvision, Inc. (Taiwan)	24,590,399
524,147	Koh Young Technology, Inc. (Korea)	20,999,896

		45,590,295

	Semiconductors 3.0%
225,989	ASPEED Technology, Inc. (Taiwan)	2,210,055
571,060	eMemory Technology, Inc. (Taiwan)	6,214,316
277,245	LEENO Industrial, Inc. (Korea)	9,733,375
1,061,329	Silergy Corp. (Taiwan)	8,089,708
6,765,765	Vanguard International Semiconductor Corp. (Taiwan)	11,503,314

		37,750,768

	Specialized Finance 1.8%
7,846,785	Chailease Holding Co. Ltd. (Taiwan)	19,560,538
141,577	Credit Analysis & Research Ltd. (India)	3,361,538

		22,922,076

	Specialty Chemicals 2.0%
56,492,952	D&L Industries, Inc. (Philippines)	25,339,680

	Specialty Stores 1.6%
225,091	Hotel Shilla Co. Ltd. (Korea)	19,862,462

	Systems Software 0.4%
476,035	Totvs S.A. (Brazil)	5,404,861

	Technology Hardware, Storage & Peripherals 2.8%
1,063,185	Ennoconn Corp. (Taiwan)	9,666,863
551,406	KONA I Co. Ltd. (Korea)	15,109,056
1,184,943	TSC Auto ID Technology Co. Ltd. (Taiwan)	9,751,448

		34,527,367

	Textiles 0.3%
298,188	Eclat Textile Co. Ltd. (Taiwan)	3,921,520

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Schedule of Investments (continued)	MARCH 31, 2015 (UNAUDITED)

Shares		Value

	Trading Companies & Distributors 1.0%
548,972	iMarketKorea, Inc. (Korea)	$12,667,252

	Wireless Telecommunication Services 1.4%
23,626,503	PT Tower Bersama Infrastructure Tbk (Indonesia)	17,121,309

	Total Common Stocks (cost $1,040,496,720)	1,217,654,588

	WARRANTS 0.0%

	Hotels, Resorts & Cruise Lines 0.0%
1,004,955	Minor International Public Co. Ltd., expiring 11/3/17* (Thailand)	132,182

	Total Warrants (cost $—)	132,182

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.3%

	Repurchase Agreement 1.3%
$16,127,296	Repurchase Agreement dated 3/31/15, 0.00% due 4/1/15 with State Street Bank and Trust Co. collateralized by $16,575,000 of United States Treasury Notes 1.625% due 11/15/22; value: $16,450,688; repurchase proceeds: $16,127,296 (cost $16,127,296)	$16,127,296

	Total Short-Term Investments (cost $16,127,296)	16,127,296

	Total Investments (cost $1,056,624,016) 99.0%	1,233,914,066

	Other Assets less Liabilities 1.0%	12,402,749

	NET ASSETS 100.0%	$1,246,316,815

	*Non-income producing. **Common units. ***Security was fair valued under procedures adopted by the Board of Trustees (see Note 14). ADR American Depositary Receipt. See Notes to Financial Statements.

At March 31, 2015, Wasatch Emerging Markets Small Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	3.6
Chile	1.9
China	5.1
Colombia	1.1
Hong Kong	<0.1
India	19.1
Indonesia	2.8
Korea	14.3
Malaysia	1.5
Mexico	6.4
Peru	1.4
Philippines	9.2
Poland	0.6
Qatar	1.1
Singapore	0.1
South Africa	2.8
Taiwan	19.7
Thailand	6.3
Turkey	2.1
United Arab Emirates	0.9

TOTAL	100.0%

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX) — Schedule of Investments	MARCH 31, 2015 (UNAUDITED)

Shares		Value

	COMMON STOCKS 95.8%

	Advertising 0.0%
110,600	Scan Group Ltd. (Kenya)	$54,477

	Agricultural & Farm Machinery 0.4%
894,400	Millat Tractors Ltd. (Pakistan)	4,693,747

	Air Freight & Logistics 1.6%
6,551,520	Agility Public Warehousing Co. KSC (Kuwait)	16,773,634
3,288,909	Aramex PJSC (United Arab Emirates)	3,098,267

		19,871,901

	Automobile Manufacturers 0.3%
403,600	Indus Motor Co. Ltd. (Pakistan)	4,018,976

	Brewers 12.0%
1,321,873	Carlsberg Brewery Malaysia Berhad (Malaysia)	4,847,046
7,270,554	Delta Corp. Ltd. (Zimbabwe)	7,634,082
11,595,842	East African Breweries Ltd. (Kenya)	38,914,328
4,825,690	Florida Ice & Farm Co. S.A. (Costa Rica)	6,439,140
262,581	Guinness Anchor Berhad (Malaysia)	1,006,791
1,074,765	Guinness Ghana Breweries Ltd.* (Ghana)	897,976
10,748,081	Guinness Nigeria plc (Nigeria)	6,911,602
2,256,243	Lion Brewery Ceylon plc (Sri Lanka)	10,166,859
64,783	Murree Brewery Co. Ltd. (Pakistan)	635,470
5,600	Namibia Breweries Ltd. (Namibia)	9,237
37,960,899	Nigerian Breweries plc (Nigeria)	27,399,359
92,500	Phoenix Beverages Ltd. (Mauritius)	652,016
337,337	SABMiller plc (United Kingdom)	17,675,956
1,216	Societe de Limonaderies et Brasseries (Ivory Coast)	331,448
79,340	Societe Des Brasseries du Maroc (Morocco)	16,391,574
779,100	Tanzania Breweries Ltd. (Tanzania, United Republic of)	6,300,000
6,852	Union de Cervecerias Peruanas Backus y Johnston S.A.A. (Peru)	29,863

		146,242,747

	Commodity Chemicals 0.3%
138,050	Berger Paints Bangladesh Ltd. (Bangladesh)	2,909,864
27,000	Paints & Chemical Industries Co. S.A.E. (Egypt)	176,897

		3,086,761

	Construction Materials 6.4%
1,896,460	Bamburi Cement Co. Ltd. (Kenya)	3,284,802
492,500	Heidelberger Cement Bangladesh Ltd. (Bangladesh)	2,861,127
4,588,840	Kohat Cement Co. Ltd. (Pakistan)	7,247,077
15,562,929	Lafarge Africa plc (Nigeria)	6,529,315
3,450,000	Lafarge Cement Zambia plc* (Zambia)	11,731,806
9,092,076	Lafarge Republic, Inc. (Philippines)	1,907,912
5,680,412	Lucky Cement Ltd. (Pakistan)	24,853,509
4,673,900	PT Semen Indonesia Persero Tbk (Indonesia)	4,879,445
963,839	Siam City Cement Public Co. Ltd. (Thailand)	11,314,889
8,641,037	Tokyo Cement Co. Lanka plc (Sri Lanka)	3,562,177

		78,172,059

	Consumer Finance 0.6%
15,260,188	Letshego Holdings Ltd. (Botswana)	3,694,255
24,753,100	People’s Leasing & Finance plc (Sri Lanka)	4,126,291

		7,820,546

	Department Stores 0.1%
2,951,376	Parkson Retail Asia Ltd. (Malaysia)	1,290,689

Shares		Value

	Distillers & Vintners 3.4%
801,215	Distell Group Ltd. (South Africa)	$10,111,439
4,230,100	Distilleries Co. of Sri Lanka plc (Sri Lanka)	7,639,114
37,043,349	Emperador, Inc. (Philippines)	9,861,652
6,582,050	Vina Concha y Toro S.A. (Chile)	13,536,455

		41,148,660

	Diversified Banks 14.3%
414,422	Banco Latinoamericano de Comercio Exterior S.A., Class E	13,588,897
673,220	Bancolombia S.A. (Colombia)	6,344,438
15,104,900	Bank for Foreign Trade of Vietnam JSC (Vietnam)	24,596,706
10,426,300	Barclays Bank of Kenya Ltd. (Kenya)	1,817,196
2,078,536	BBVA Banco Continental S.A. (Peru)	2,912,299
120,144	BLOM Bank SAL (Lebanon)	1,177,411
659,681	BLOM Bank SAL GDR (Lebanon)	6,662,778
4,578,100	CAL Bank Ltd. (Ghana)	1,255,093
20,383,126	Commercial Bank of Ceylon plc (Sri Lanka)	25,407,163
5,206,400	Commercial International Bank S.A.E (Egypt)	38,757,743
19,569,100	Equity Bank Ltd. (Kenya)	11,015,894
1,126,700	Ghana Commercial Bank Ltd. (Ghana)	1,567,966
1,039,300	Hatton National Bank plc (Sri Lanka)	1,732,492
137,695	HSBC Bank plc (Saudi Arabia)	4,882,151
4,146,200	Islami Bank Bangladesh Ltd. (Bangladesh)	1,092,438
28,862,395	Kenya Commercial Bank Ltd. (Kenya)	18,746,887
4,808,330	MCB Bank Ltd. (Pakistan)	11,626,400
12,220	Military Commercial Joint Stock Bank (Vietnam)	7,767
202,000	National Microfinance Bank plc (Tanzania, United Republic of)	381,132
126,092,227	Stanbic Bank Uganda Ltd.* (Uganda)	1,436,226

		175,009,077

	Food Retail 1.0%
1,500,000	Cargills Ceylon plc (Sri Lanka)	1,543,082
24,353,700	OK Zimbabwe (Zimbabwe)	2,922,444
3,213,554	Philippine Seven Corp. (Philippines)	7,922,453

		12,387,979

	Footwear 0.1%
49,400	Bata Shoe Co. Bangladesh Ltd. (Bangladesh)	863,492

	Health Care Facilities 0.9%
273,000	Al Noor Hospitals Group plc (United Kingdom)	4,119,194
653,429	NMC Health plc (United Arab Emirates)	6,448,361

		10,567,555

	Household Products 0.9%
25,907	Colgate-Palmolive Pakistan Ltd. (Pakistan)	409,145
1,038,070	Unilever Ghana Ltd.* (Ghana)	2,303,811
38,054,859	Unilever Nigeria plc (Nigeria)	8,232,314

		10,945,270

	Hypermarkets & Super Centers 2.4%
668,712	Almacenes Exito S.A. (Colombia)	6,430,566
266,846	PriceSmart, Inc. (Costa Rica)	22,676,573

		29,107,139

	Industrial Conglomerates 0.3%
3,868,367	Hemas Holdings plc (Sri Lanka)	2,164,020
3,684,458	Innscor Africa Ltd. (Zimbabwe)	2,026,452

		4,190,472

	Industrial Gases 0.1%
71,000	Linde Bangladesh Ltd. (Bangladesh)	830,866

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX) — Schedule of Investments (continued)

Shares		Value

	Integrated Telecommunication Services 1.2%
379,784	Sonatel (Senegal)	$15,077,059

	Life & Health Insurance 0.1%
3,450,849	Enterprise Group Ltd. (Ghana)	1,459,628

	Marine Ports & Services 1.3%
310,860	DP World Ltd. (United Arab Emirates)	6,714,576
3,791,066	International Container Terminal Services, Inc. (Philippines)	9,159,622

		15,874,198

	Multi-Line Insurance 0.4%
3,161,249	Botswana Insurance Holdings Ltd. (Botswana)	3,889,956
2,824	Wafa Assurance (Morocco)	1,143,053

		5,033,009

	Oil & Gas Refining & Marketing 1.8%
124,955	Attock Petroleum Ltd. (Pakistan)	636,143
6,300,185	Chevron Lubricants Lanka plc‡‡ (Sri Lanka)	18,591,873
10,618,772	Lanka IOC plc (Sri Lanka)	3,245,234

		22,473,250

	Packaged Foods & Meats 20.0%
10,448,645	Agthia Group PJSC (United Arab Emirates)	20,254,935
3,446,800	Alicorp S.A. (Peru)	6,676,610
27,765,415	Cadbury Nigeria plc (Nigeria)	5,302,002
15,581	Centrale Laitiere (Morocco)	1,844,581
6,651,700	Dairibord Holdings Ltd.* (Zimbabwe)	598,653
77,000	Delice Holding* (Tunisia)	669,907
104,300	Dutch Lady Milk Industries Berhad (Malaysia)	1,345,607
134,189	Edita Food Industries-REG S GDR*** (Egypt)	1,647,841
1,638,172	FAN Milk Ltd. (Ghana)	2,249,813
2,382,300	Grupo Herdez S.A.B. de C.V.* (Mexico)	6,122,156
839,326	Grupo Nutresa S.A. (Colombia)	7,393,265
17,981,694	Juhayna Food Industries* (Egypt)	21,445,917
2,058,090	Kinh Do Corp. (Vietnam)	4,296,639
7,049	Ledo dd (Croatia)	7,721,894
517,172	National Foods Holdings (Zimbabwe)	1,590,304
435,331	Nestlé Lanka plc (Sri Lanka)	7,502,044
74,400	Nestlé Malaysia Berhad (Malaysia)	1,480,567
6,898,834	Nestlé Nigeria plc (Nigeria)	29,286,685
21,076	Nestlé Pakistan Ltd. (Pakistan)	2,052,918
6,069,937	Olympic Industries Ltd. (Bangladesh)	17,412,890
19,741,652	PT Indofood CBP Sukses Makmur Tbk (Indonesia)	22,157,456
721,374	PT Mayora Indah Tbk (Indonesia)	1,594,471
27,790	Rafhan Maize Products Co. Ltd. (Pakistan)	2,659,193
1,618,714	Ulker Biskuvi Sanayi A.S. (Turkey)	12,147,363
5,936,142	Universal Robina Corp. (Philippines)	30,012,709
5,941,876	Vietnam Dairy Products JSC (Vietnam)	29,220,081

		244,686,501

	Personal Products 0.2%
160,650	Marico Bangladesh Ltd. (Bangladesh)	2,952,632

	Pharmaceuticals 6.0%
2,674,421	Abbott Laboratories Pakistan Ltd. (Pakistan)	13,047,197
897,563	DHG Pharmaceutical JSC (Vietnam)	3,726,833
1,185,253	Egyptian International Pharmaceutical Industrial Co. (Egypt)	12,737,891
16,515	GlaxoSmithKline Bangladesh Ltd. (Bangladesh)	395,868
12,782,421	GlaxoSmithKline Consumer Nigeria plc (Nigeria)	2,831,976
1,854,050	GlaxoSmithKline Pakistan Ltd. (Pakistan)	3,190,323

Shares		Value

	Pharmaceuticals (continued)
226,144	Hikma Pharmaceuticals plc (United Kingdom)	$7,153,533
8,767,887	Square Pharmaceuticals Ltd. (Bangladesh)	29,682,687
300,000	Traphaco JSC (Vietnam)	1,029,923

		73,796,231

	Publishing 0.2%
743,422	Nation Media Group Ltd. (Kenya)	2,003,920

	Restaurants 2.5%
3,334,603	Kuwait Foods Americana (Kuwait)	29,936,585

	Soft Drinks 1.5%
940,900	Arca Continental S.A.B. de C.V.* (Mexico)	5,777,021
36,456,973	Pepsi-Cola Products Philippines, Inc.* (Philippines)	3,327,616
689,855	Societe Frigorifique et Brasserie de Tunis (Tunisia)	9,498,743

		18,603,380

	Specialty Chemicals 0.8%
3,530,049	Akzo Nobel Pakistan Ltd.‡‡ (Pakistan)	9,816,753
863,988	Chemical and Allied Products plc (Nigeria)	154,958

		9,971,711

	Steel 1.2%
7,015,297	Hoa Phat Group JSC (Vietnam)	14,352,800

	Technology Distributors 0.6%
3,302,177	FPT Corp. (Vietnam)	7,414,770

	Tobacco 4.9%
598,500	British American Tobacco Bangladesh Co. Ltd. (Bangladesh)	24,423,077
1,341,941	British American Tobacco Kenya Ltd. (Kenya)	11,621,681
1,217,442	Ceylon Tobacco Co. plc (Sri Lanka)	9,132,529
423,440	Eastern Co. (Egypt)	11,654,236
263,645	Pakistan Tobacco Co. Ltd. (Pakistan)	2,423,222

		59,254,745

	Wireless Telecommunication Services 8.0%
137,412,700	Dialog Axiata plc (Sri Lanka)	10,937,298
14,570,739	Econet Wireless Zimbabwe Ltd. (Zimbabwe)	7,285,369
184,760	Globe Telecom, Inc. (Philippines)	8,324,533
7,738,600	GrameenPhone Ltd. (Bangladesh)	35,537,585
187,600,961	Safaricom Ltd. (Kenya)	34,930,842

		97,015,627

	Total Common Stocks (cost $1,122,039,590)	1,170,208,459

	PARTICIPATION NOTES 1.6%

	Hypermarkets & Super Centers 0.5%
221,576	Abdullah Al Othaim Markets, HSBC Bank, 7/31/17, Series 0012 (Saudi Arabia)	6,261,378

	Restaurants 1.1%
309,723	Herfy Food Services Co., HSBC Bank, 10/8/15, Series 0000 (Saudi Arabia)	9,165,113
123,889	Herfy Food Services Co., HSBC Bank, 7/6/17, Series 0000 (Saudi Arabia)	3,666,039

		12,831,152

	Total Participation Notes (cost $16,732,301)	19,092,530

MARCH 31, 2015 (UNAUDITED)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.7%

	Repurchase Agreement 1.7%
$21,043,371	Repurchase Agreement dated 3/31/15, 0.00% due 4/1/15 with State Street Bank and Trust Co. collateralized by $21,495,000 of United States Treasury Notes 1.375% due 3/31/20; value: $21,468,131; repurchase proceeds: $21,043,371 (cost $21,043,371)	$21,043,371

	Total Short-Term Investments (cost $21,043,371)	21,043,371

	Total Investments (cost $1,159,815,262) 99.1%	1,210,344,360

	Other Assets less Liabilities 0.9%	10,844,511

	NET ASSETS 100.0%	$1,221,188,871

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 14).

‡‡Affiliated company (see Note 9).

GDR Global Depositary Receipt.

See Notes to Financial Statements.

At March 31, 2015, Wasatch Frontier Emerging Small Countries Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Bangladesh	10.0
Botswana	0.6
Chile	1.1
Colombia	1.7
Costa Rica	2.4
Croatia	0.7
Egypt	7.3
Ghana	0.8
Indonesia	2.4
Ivory Coast	<0.1
Kenya	10.3
Kuwait	3.9
Lebanon	0.7
Malaysia	0.8
Mauritius	0.1
Mexico	1.0
Morocco	1.6
Namibia	<0.1
Nigeria	7.3
Pakistan	7.3
Peru	0.8
Philippines	5.9
Saudi Arabia	2.0
Senegal	1.3
South Africa	0.9
Sri Lanka	8.9
Tanzania, United Republic of	0.6
Thailand	1.0
Tunisia	0.9
Turkey	1.0
Uganda	0.1
United Arab Emirates	3.1
United Kingdom	2.4
United States	1.1
Vietnam	7.1
Zambia	1.0
Zimbabwe	1.9

TOTAL	100.0%

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 100.8%

	Air Freight & Logistics 1.0%
65,045	Echo Global Logistics, Inc.*	$1,773,127

	Airlines 4.3%
23,923	Allegiant Travel Co.	4,600,154
42,672	Spirit Airlines, Inc.*	3,301,106

		7,901,260

	Airport Services 1.8%
666,125	Grupo Aeroportuario del Centro Norte S.A.B. de C.V.* (Mexico)	3,246,221

	Apparel, Accessories & Luxury Goods 1.4%
77,545	Salvatore Ferragamo Italia S.p.A. (Italy)	2,483,161

	Application Software 1.6%
16,839	Ultimate Software Group, Inc.*	2,861,872

	Asset Management & Custody Banks 0.5%
6,678	Virtus Investment Partners, Inc.	873,282

	Biotechnology 3.8%
11,427	Medy-Tox, Inc. (Korea)	3,385,511
101,678	Seattle Genetics, Inc.*	3,594,317

		6,979,828

	Construction & Engineering 0.9%
157,103	Promotora y Operadora de Infraestructura S.A.B. de C.V.* (Mexico)	1,674,158

	Construction Materials 0.9%
303,920	Cemex Latam Holdings S.A.* (Colombia)	1,578,204

	Consumer Finance 8.2%
1,054,012	Credito Real S.A.B. de C.V. SOFOM (Mexico)	2,481,668
324,552	Mahindra & Mahindra Financial Services Ltd. (India)	1,309,488
49,122	PRA Group, Inc.*	2,668,307
97,171	Shriram City Union Finance Ltd. (India)	3,058,853
126,917	Shriram Transport Finance Co. Ltd. (India)	2,250,916
2,752,500	Srisawad Power 1979 Public Co. Ltd.* (Thailand)	3,298,940

		15,068,172

	Data Processing & Outsourced Services 4.2%
63,450	Syntel, Inc.*	3,282,268
105,670	Wirecard AG (Germany)	4,466,325

		7,748,593

	Diversified Banks 0.8%
703,254	National Bank of Ras Al-Khaimah (United Arab Emirates)	1,541,342

	Diversified Chemicals 1.1%
209,124	Pidilite Industries Ltd. (India)	2,004,984

	Diversified Real Estate Activities 1.4%
140,138	Patrizia Immobilien AG* (Germany)	2,511,631

	Diversified Support Services 1.0%
49,276	Copart, Inc.*	1,851,299

	Drug Retail 1.5%
17,170	Cosmos Pharmaceutical Corp. (Japan)	2,687,130

	Electronic Manufacturing Services 2.1%
41,842	IPG Photonics Corp.*	3,878,753

Shares		Value

	Health Care Facilities 2.9%
83,630	Apollo Hospitals Enterprise Ltd. (India)	$1,818,094
40,281	Ensign Group, Inc. (The)	1,887,568
467,190	Life Healthcare Group Holdings Ltd. (South Africa)	1,628,540

		5,334,202

	Health Care Services 2.3%
56,069	ExamWorks Group, Inc.*	2,333,592
39,949	IPC Healthcare Inc.*	1,863,221

		4,196,813

	Homefurnishing Retail 1.1%
29,097	Mattress Firm Holding Corp.*	2,026,315

	Household Products 1.7%
36,538	Pigeon Corp. (Japan)	3,079,995

	Industrial Machinery 1.7%
11,722	IDEX Corp.	888,879
59,825	Rotork plc (United Kingdom)	2,201,608

		3,090,487

	Internet Retail 2.8%
140,956	MakeMyTrip Ltd.* (India)	3,095,394
68,380	Vipshop Holdings Ltd. ADR* (China)	2,013,107

		5,108,501

	Internet Software & Services 9.7%
18,101	Cimpress N.V.*	1,527,362
112,934	Cornerstone OnDemand, Inc.*	3,262,663
77,510	Dealertrack Technologies, Inc.*	2,985,685
40,534	Envestnet, Inc.*	2,273,147
26,976	MercadoLibre, Inc. (Brazil)	3,305,100
155,400	SMS Co. Ltd. (Japan)	2,088,671
21,645	SPS Commerce, Inc.*	1,452,380
63,761	Xoom Corp.*	936,649

		17,831,657

	IT Consulting & Other Services 2.9%
174,080	HCL Technologies Ltd. (India)	2,733,819
246,952	Tech Mahindra Ltd. (India)	2,492,358

		5,226,177

	Leisure Facilities 1.4%
35,779	Life Time Fitness, Inc.*	2,538,878

	Leisure Products 1.6%
378,878	Merida Industry Co. Ltd. (Taiwan)	2,978,715

	Life & Health Insurance 1.0%
265,064	Max India Ltd. (India)	1,842,450

	Life Sciences Tools & Services 1.8%
76,931	Fluidigm Corp.*	3,238,795

	Managed Health Care 1.7%
441,290	Qualicorp S.A.* (Brazil)	3,129,765

	Marine Ports & Services 1.8%
1,390,825	International Container Terminal Services, Inc. (Philippines)	3,360,383

	Oil & Gas Equipment & Services 0.6%
48,404	TGS-NOPEC Geophysical Co. ASA (Norway)	1,074,309

	Oil & Gas Exploration & Production 0.4%
85,900	Northern Oil and Gas, Inc.*	662,289

MARCH 31, 2015 (UNAUDITED)

Shares		Value

	Packaged Foods & Meats 2.7%
76,321	Calbee, Inc. (Japan)	$3,321,763
15,636	GlaxoSmithKline Consumer Healthcare Ltd. (India)	1,574,062

		4,895,825

	Personal Products 0.9%
27,455	Nu Skin Enterprises, Inc., Class A	1,653,066

	Pharmaceuticals 7.5%
39,054	Dr. Reddy’s Laboratories Ltd. (India)	2,177,944
48,689	Intra-Cellular Therapies, Inc.*	1,162,694
116,332	Lupin Ltd. (India)	3,717,884
3,184,358	Marksans Pharma Ltd. (India)	3,142,061
55,368	Natco Pharma Ltd. (India)	1,862,373
263,452	TWi Pharmaceuticals, Inc.* (Taiwan)	1,742,875

		13,805,831

	Publishing 2.4%
194,043	Next Co. Ltd. (Japan)	1,936,628
57,439	Rightmove plc (United Kingdom)	2,556,522

		4,493,150

	Regional Banks 1.4%
20,367	Signature Bank*	2,639,156

	Research & Consulting Services 1.0%
15,617	IHS, Inc., Class A*	1,776,590

	Restaurants 1.1%
170,763	Domino’s Pizza Group plc (United Kingdom)	1,966,670

	Semiconductor Equipment 1.1%
110,563	PDF Solutions, Inc.*	1,981,289

	Semiconductors 2.1%
38,143	Microchip Technology, Inc.	1,865,193
38,386	Power Integrations, Inc.	1,999,143

		3,864,336

	Soft Drinks 1.2%
132,686	Coca-Cola Icecek A.S. (Turkey)	2,244,198

	Thrifts & Mortgage Finance 0.4%
20,413	Home Capital Group, Inc. (Canada)	685,751

	Trading Companies & Distributors 2.3%
58,339	MISUMI Group, Inc. (Japan)	2,359,146
52,267	MonotaRO Co. Ltd. (Japan)	1,900,063

		4,259,209

	Trucking 3.6%
133,766	Knight Transportation, Inc.	4,313,953
29,799	Old Dominion Freight Line, Inc.*	2,303,463

		6,617,416

Shares		Value

	Wireless Telecommunication Services 1.2%
3,087,642	PT Tower Bersama Infrastructure Tbk (Indonesia)	$2,237,507

	Total Common Stocks (cost $137,290,433)	184,502,742

	Total Investments (cost $137,290,433) 100.8%	184,502,742

	Liabilities less Other Assets (0.8%)	(1,519,971)

	NET ASSETS 100.0%	$182,982,771

	*Non-income producing. ADR American Depositary Receipt. See Notes to Financial Statements.

At March 31, 2015, Wasatch Global Opportunities Fund’s investments were in the following countries:

Country	%
Brazil	3.5
Canada	0.4
China	1.1
Colombia	0.9
Germany	3.8
India	17.9
Indonesia	1.2
Italy	1.4
Japan	9.4
Korea	1.8
Mexico	4.0
Norway	0.6
Philippines	1.8
South Africa	0.9
Taiwan	2.6
Thailand	1.8
Turkey	1.2
United Arab Emirates	0.8
United Kingdom	3.6
United States	41.3

TOTAL	100.0%

WASATCH HERITAGE GROWTH FUND (WAHGX) — Schedule of Investments	MARCH 31, 2015 (UNAUDITED)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 101.9%

	Repurchase Agreement 101.9%
$76,601,431	Repurchase Agreement dated 3/31/15, 0.00% due 4/1/15 with State Street Bank and Trust Co. collateralized by $57,935,000 of United States Treasury Notes 8.500% due 2/15/20; value: $78,139,831; repurchase proceeds: $76,601,431 (cost $76,601,431)	$76,601,431

	Total Investments (cost $76,601,431) 101.9%	76,601,431

	Liabilities less Other Assets (1.9%)	(1,422,295)

	NET ASSETS 100.0%	$75,179,136

	See Notes to Financial Statements.

SPECIAL NOTICE

The Wasatch Heritage Growth Fund ceased operations on April 30, 2015. Following official notice to shareholders, the Fund liquidated its holdings and moved to cash and cash equivalents during the first quarter of 2015. For more information, please call Wasatch Funds at 800.551.1700.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Schedule of Investments	MARCH 31, 2015 (UNAUDITED)

Shares		Value

	COMMON STOCKS 98.6%

	Advertising 0.7%
241,461	REA Group Ltd. (Australia)	$8,880,867

	Aerospace & Defense 1.5%
4,103,639	Senior plc (United Kingdom)	19,818,720

	Apparel, Accessories & Luxury Goods 1.2%
479,552	Salvatore Ferragamo Italia S.p.A. (Italy)	15,356,309

	Application Software 4.8%
572,077	Aveva Group plc (United Kingdom)	12,573,961
504,371	Broadleaf Co. Ltd. (Japan)	9,874,208
1,258,856	Computer Modelling Group Ltd. (Canada)	12,639,236
4,679,359	Diligent Board Member Services, Inc.* ‡‡ (New Zealand)	18,879,393
21,784,200	Kingdee International Software Group Co. Ltd.* (China)	9,160,050

		63,126,848

	Asset Management & Custody Banks 1.9%
301,356	Alaris Royalty Corp. (Canada)	7,854,428
14,699,844	ARA Asset Management Ltd. (Singapore)	17,303,388

		25,157,816

	Biotechnology 2.8%
2,159,352	Abcam plc (United Kingdom)	15,569,282
71,085	Medy-Tox, Inc. (Korea)	21,060,561

		36,629,843

	Construction Materials 0.6%
1,465,300	Cemex Latam Holdings S.A.* (Colombia)	7,609,049

	Consumer Finance 1.2%
1,536,718	Mahindra & Mahindra Financial Services Ltd. (India)	6,200,280
291,067	Shriram City Union Finance Ltd. (India)	9,162,521

		15,362,801

	Data Processing & Outsourced Services 2.2%
341,300	GMO Payment Gateway, Inc. (Japan)	8,093,194
506,338	Wirecard AG (Germany)	21,401,249

		29,494,443

	Diversified Real Estate Activities 2.0%
1,511,030	Patrizia Immobilien AG* (Germany)	27,081,513

	Diversified Support Services 1.3%
194,381	KEPCO Plant Service & Engineering Co. Ltd. (Korea)	17,099,992

	Drug Retail 3.7%
176,937	Cosmos Pharmaceutical Corp. (Japan)	27,690,895
438,041	Sugi Holdings Co. Ltd. (Japan)	21,694,781

		49,385,676

	Electrical Components & Equipment 2.0%
1,458,482	Amara Raja Batteries Ltd. (India)	19,451,865
1,509,415	Havells India Ltd. (India)	7,356,382

		26,808,247

	Electronic Equipment & Instruments 5.3%
1,207,305	Ai Holdings Corp. (Japan)	22,085,523
6,407,681	Chroma ATE, Inc. (Taiwan)	15,911,691
1,691,685	Halma plc (United Kingdom)	17,548,574
406,625	Renishaw plc (United Kingdom)	14,746,727

		70,292,515

Shares		Value

	General Merchandise Stores 3.9%
2,564,292	B&M European Value Retail S.A. (United Kingdom)	$11,900,725
176,559	Ryohin Keikaku Co. Ltd. (Japan)	25,703,257
381,295	Seria Co. Ltd. (Japan)	13,797,643

		51,401,625

	Health Care Supplies 1.2%
76,212	Sartorius Stedim Biotech (France)	16,183,906

	Health Care Technology 3.0%
1,450,685	EMIS Group plc (United Kingdom)	18,603,359
987,356	M3, Inc. (Japan)	21,000,919

		39,604,278

	Household Products 2.6%
408,599	Pigeon Corp. (Japan)	34,443,122

	Human Resource & Employment Services 0.7%
269,902	51job, Inc. ADR* (China)	8,708,388

	Industrial Machinery 2.7%
757,296	Rotork plc (United Kingdom)	27,869,095
3,713,156	Sarine Technologies Ltd. (Israel)	7,388,423

		35,257,518

	Internet Retail 1.4%
425,409	Jumei International Holding Ltd. ADR* (China)	6,729,971
402,916	Yoox S.p.A.* (Italy)	11,141,284

		17,871,255

	Internet Software & Services 7.9%
1,454,570	carsales.com Ltd. (Australia)	11,446,589
225,177	Criteo S.A. ADR* (France)	8,894,492
718,949	Gurunavi, Inc. (Japan)	14,063,071
1,293,400	Infomart Corp. (Japan)	11,873,376
902,936	Kakaku.com, Inc. (Japan)	15,042,032
97,987	MercadoLibre, Inc. (Brazil)	12,005,367
1,774,700	SMS Co. Ltd. (Japan)	23,853,057
39,827	XING AG (Germany)	6,864,298

		104,042,282

	Investment Banking & Brokerage 0.2%
93,924	Avanza Bank Holding AB (Sweden)	3,271,627

	Leisure Products 1.7%
2,873,256	Merida Industry Co. Ltd. (Taiwan)	22,589,357

	Life & Health Insurance 2.2%
1,827,333	Discovery Ltd. (South Africa)	18,788,586
1,555,458	Max India Ltd. (India)	10,811,932

		29,600,518

	Life Sciences Tools & Services 0.5%
903,150	Clinigen Group plc* (United Kingdom)	7,195,907

	Marine Ports & Services 1.6%
9,005,528	International Container Terminal Services, Inc. (Philippines)	21,758,323

	Movies & Entertainment 1.7%
711,588	CTS Eventim AG & Co KGaA (Germany)	22,389,260

	Oil & Gas Equipment & Services 2.6%
89,018	Dril-Quip, Inc.*	6,087,941
304,639	Pason Systems, Inc. (Canada)	4,799,585
88,910	Schoeller-Bleckmann Oilfield Equipment AG (Austria)	5,682,730
223,197	ShawCor Ltd. (Canada)	6,201,385
502,358	TGS-NOPEC Geophysical Co. ASA (Norway)	11,149,654

		33,921,295

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Schedule of Investments (continued)	MARCH 31, 2015 (UNAUDITED)

Shares		Value

	Oil & Gas Storage & Transportation 1.1%
236,189	Gaztransport Et Technigaz S.A. (France)	$13,919,296

	Packaged Foods & Meats 4.2%
697,970	Calbee, Inc. (Japan)	30,378,150
16,513,449	Vitasoy International Holdings Ltd. (Hong Kong)	25,772,810

		56,150,960

	Pharmaceuticals 2.2%
1,027,700	Glenmark Pharmaceuticals Ltd. (India)	12,863,236
276,872	Sawai Pharmaceutical Co. Ltd. (Japan)	16,413,557

		29,276,793

	Property & Casualty Insurance 1.2%
8,412,356	Qualitas Controladora S.A.B. de C.V.* ** (Mexico)	15,197,928

	Publishing 2.3%
287,801	Next Co. Ltd. (Japan)	2,872,371
628,423	Rightmove plc (United Kingdom)	27,970,145

		30,842,516

	Research & Consulting Services 4.8%
125,575	Bertrandt AG (Germany)	18,285,481
197,240	DKSH Holding AG (Switzerland)	16,110,334
844,025	Nihon M&A Center, Inc. (Japan)	29,205,017

		63,600,832

	Restaurants 5.2%
1,271,395	Domino’s Pizza Enterprises Ltd. (Australia)	36,000,969
2,816,403	Domino’s Pizza Group plc (United Kingdom)	32,436,390

		68,437,359

	Semiconductor Equipment 2.4%
344,888	Hermes Microvision, Inc. (Taiwan)	19,895,265
292,122	ISC Co. Ltd. (Korea)	11,269,387

		31,164,652

	Soft Drinks 0.7%
565,773	Coca-Cola Icecek A.S. (Turkey)	9,569,261

	Specialized Finance 1.3%
7,048,383	Chailease Holding Co. Ltd. (Taiwan)	17,570,274

	Specialty Chemicals 4.0%
428,291	Chr. Hansen Holding A/S (Denmark)	19,649,652
268,547	Hexpol AB (Sweden)	27,066,532
79,970	SK Kaken Co. Ltd. (Japan)	6,527,755

		53,243,939

	Thrifts & Mortgage Finance 1.0%
391,053	Home Capital Group, Inc. (Canada)	13,136,961

	Trading Companies & Distributors 3.1%
542,983	MISUMI Group, Inc. (Japan)	21,957,456
527,988	MonotaRO Co. Ltd. (Japan)	19,193,961

		41,151,417

	Total Common Stocks (cost $1,068,614,024)	1,303,605,488

	RIGHTS 0.0%

	Life & Health Insurance 0.0%
171,521	Discovery Ltd., expiring 4/2/15* *** (South Africa)	491,766

	Total Rights (cost $—)	491,766

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.3%

	Repurchase Agreement 0.3%
$3,363,537	Repurchase Agreement dated 3/31/15, 0.00% due 4/1/15 with State Street Bank and Trust Co. collateralized by $3,440,000 of United States Treasury Notes 1.375% due 3/31/20; value: $3,435,700; repurchase proceeds: $3,363,537 (cost $3,363,537)	$3,363,537

	Total Short-Term Investments (cost $3,363,537)	3,363,537

	Total Investments (cost $1,071,977,561) 98.9%	1,307,460,791

	Other Assets less Liabilities 1.1%	15,096,245

	NET ASSETS 100.0%	$1,322,557,036

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 14).

‡‡Affiliated company (see Note 9).

ADR American Depositary Receipt.

See Notes to Financial Statements.

At March 31, 2015, Wasatch International Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	4.3
Austria	0.4
Brazil	0.9
Canada	3.4
China	1.9
Colombia	0.6
Denmark	1.5
France	3.0
Germany	7.4
Hong Kong	2.0
India	5.1
Israel	0.6
Italy	2.0
Japan	28.8
Korea	3.8
Mexico	1.2
New Zealand	1.4
Norway	0.9
Philippines	1.7
Singapore	1.3
South Africa	1.5
Sweden	2.3
Switzerland	1.2
Taiwan	5.8
Turkey	0.7
United Kingdom	15.8
United States	0.5

TOTAL	100.0%

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Schedule of Investments	MARCH 31, 2015 (UNAUDITED)

Shares		Value

	COMMON STOCKS 95.8%

	Air Freight & Logistics 0.6%
338,660	Allcargo Global Logistics Ltd. (India)	$1,715,453
10,334	ID Logistics Group* (France)	940,485

		2,655,938

	Apparel Retail 0.9%
804,622	Apranga PVA (Lithuania)	2,531,646
3,792,290	Padini Holdings Berhad (Malaysia)	1,495,003

		4,026,649

	Apparel, Accessories & Luxury Goods 1.5%
117,976	Delta-Galil Industries Ltd. (Israel)	3,504,061
375,358	Makalot Industrial Co. Ltd. (Taiwan)	2,699,123

		6,203,184

	Application Software 1.1%
204,775	Linx S.A. (Brazil)	2,974,724
170,500	Logo Yazilim Sanayi Ve Ticaret AS* (Turkey)	1,683,019

		4,657,743

	Asset Management & Custody Banks 0.5%
923,100	Peregrine Holdings Ltd. (South Africa)	1,975,831

	Auto Parts & Equipment 0.9%
450,000	Hu Lane Associate, Inc. (Taiwan)	2,078,140
19,101	WABCO India Ltd. (India)	1,739,444

		3,817,584

	Automotive Retail 0.5%
79,200	Mekonomen AB (Sweden)	2,088,571

	Brewers 3.7%
362,475	Carlsberg Brewery Malaysia Berhad (Malaysia)	1,329,124
9,927,213	International Breweries plc (Nigeria)	942,599
16,662	Kopparbergs Bryggeri AB (Sweden)	222,110
197,574	Olvi Oyj, Class A (Finland)	5,070,738
32,020	Royal UNIBREW A/S* (Denmark)	5,366,275
290,700	Sechaba Breweries Ltd. (Botswana)	838,063
1,227,502	Turk Tuborg Bira ve Malt Sanayii A.S.* (Turkey)	1,842,316

		15,611,225

	Building Products 0.8%
7,162,510	Dynasty Ceramic Public Co. Ltd. (Thailand)	1,386,718
156,620	Kajaria Ceramics Ltd. (India)	2,027,160
414,800	PT Surya Toto Indonesia Tbk (Indonesia)	127,692

		3,541,570

	Commodity Chemicals 4.9%
967,254	Berger Paints India Ltd. (India)	3,225,661
400,083	Gulf Oil Lubricants India Ltd. (India)	3,292,404
141,954	SAMHWA Paints Industrial Co. Ltd. (Korea)	2,277,508
134,965	Sniezka S.A. (Poland)	1,663,533
350,857	Supreme Industries Ltd. (India)	4,011,396
155,700	Tikkurila Oyj (Finland)	2,974,459
1,273,500	Yung Chi Paint & Varnish Manufacturing Co. Ltd. (Taiwan)	3,439,142

		20,884,103

	Communications Equipment 0.5%
6,700	Ericsson Nikola Tesla (Croatia)	1,246,797
37,569	Ituran Location and Control Ltd. (Israel)	828,678

		2,075,475

Shares		Value

	Construction Materials 0.1%
44,993	Misr Cement Co. (Egypt)	$492,384

	Data Processing & Outsourced Services 1.1%
6,133,200	My EG Services Berhad (Malaysia)	4,620,394

	Department Stores 1.2%
1,921,057	Parkson Retail Asia Ltd. (Malaysia)	840,112
436,815	Poya Co. Ltd. (Taiwan)	4,160,143

		5,000,255

	Distillers & Vintners 1.1%
2,015,680	Capevin Holdings Ltd. (South Africa)	1,537,780
11	Grand Marnier (France)	52,565
22,470	Jinro Distillers Co. Ltd. (Korea)	609,624
3,270	Laurent-Perrier (France)	282,675
51,794	Muhak Co. Ltd.* (Korea)	2,107,800

		4,590,444

	Diversified Banks 1.3%
5,184,000	CRDB Bank plc (Tanzania, United Republic of)	1,117,844
2,848,900	EastWest Banking Corp.* (Philippines)	1,564,664
1,714,801	Hatton National Bank plc (Sri Lanka)	2,858,538

		5,541,046

	Diversified Real Estate Activities 0.2%
560,100	Delta Corp. Ltd. (India)	719,130

	Diversified Support Services 1.6%
193,263	Credit Corp. Group Ltd. (Australia)	1,701,953
54,600	KRUK S.A.* (Poland)	1,956,324
181,400	Prestige International, Inc. (Japan)	1,329,475
371,000	Vicom Ltd. (Singapore)	1,792,806

		6,780,558

	Drug Retail 1.9%
81,090	Green Cross Health Ltd. (New Zealand)	133,290
107,800	Kusuri No Aoki Co. Ltd. (Japan)	8,116,347

		8,249,637

	Electrical Components & Equipment 2.2%
309,840	Amara Raja Batteries Ltd. (India)	4,132,355
510,200	Voltronic Power Technology Corp. (Taiwan)	5,062,867

		9,195,222

	Electronic Equipment & Instruments 0.7%
42,100	Isra Vision AG (Germany)	2,886,147

	Fertilizers & Agricultural Chemicals 0.5%
581,810	Rallis India Ltd. (India)	2,102,023

	Food Distributors 0.6%
8,606,200	Premier Marketing Public Co. Ltd. (Thailand)	2,697,703

	Food Retail 6.8%
6,423,720	7-Eleven Malaysia Holdings Berhad, Class B (Malaysia)	2,775,200
143,745	Axial Retailing, Inc. (Japan)	4,284,724
5,543,800	BreadTalk Group Ltd. (Singapore)	5,454,905
3,345,000	Choppies Enterprises Ltd. (Botswana)	1,333,941
3,915,100	Convenience Retail Asia Ltd. (Hong Kong)	2,423,945
25,300	Daikokutenbussan Co. Ltd. (Japan)	1,039,971
2,432,810	Philippine Seven Corp. (Philippines)	5,997,666
90,070	Rami Levi Chain Stores Hashikma Marketing 2006 Ltd. (Israel)	3,616,742
3,399,000	Sheng Siong Group Ltd. (Singapore)	1,981,924

		28,909,018

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Schedule of Investments (continued)

Shares		Value

	General Merchandise Stores 0.8%
98,972	Seria Co. Ltd. (Japan)	$3,581,427

	Health Care Distributors 0.0%
174,100	PT Enseval Putera Megatrading Tbk* (Indonesia)	38,682

	Health Care Equipment 0.3%
55,000	Vieworks Co. Ltd. (Korea)	1,430,213

	Health Care Facilities 5.5%
29,536,611	Asiri Hospital Holdings plc (Sri Lanka)	4,391,401
211,422	Instituto de Diagnostico S.A. (Chile)	853,605
366,900	MD Medical Group Investments plc GDR (Russia)	1,724,430
430,957	NMC Health plc (United Arab Emirates)	4,252,897
509,693	Raffles Medical Group Ltd. (Singapore)	1,459,981
8,846,957	Religare Health Trust** (Singapore)	7,028,559
1,586,778	Shifa International Hospitals Ltd. (Pakistan)	3,751,175

		23,462,048

	Health Care Technology 0.9%
147,600	EMIS Group plc (United Kingdom)	1,892,800
109,300	Nexus AG (Germany)	1,866,211

		3,759,011

	Home Improvement Retail 1.7%
46,159	Arcland Sakamoto Co. Ltd. (Japan)	991,032
809,200	DCM Holdings Co. Ltd. (Japan)	6,072,289

		7,063,321

	Household Products 2.2%
10,430,980	DSG International Thailand Public Co. Ltd. (Thailand)	2,356,106
493,300	Jyothy Laboratories Ltd. (India)	2,107,795
58,745	Pigeon Corp. (Japan)	4,951,949

		9,415,850

	Human Resource & Employment Services 1.2%
587,000	104 Corp. (Taiwan)	3,207,958
82,800	TechnoPro Holdings, Inc.* (Japan)	1,967,566

		5,175,524

	Industrial Conglomerates 0.6%
42,897,800	Expolanka Holdings plc* (Sri Lanka)	2,737,986

	Industrial Machinery 1.5%
481,771	Howden Africa Holdings Ltd.* (South Africa)	1,643,247
1,644,814	Sarine Technologies Ltd. (Israel)	3,272,844
79,300	Yushin Precision Equipment Co. Ltd. (Japan)	1,605,373

		6,521,464

	Internet Retail 2.5%
247,500	Ikyu Corp. (Japan)	4,350,106
2,036,295	Webjet Ltd. (Australia)	6,127,438

		10,477,544

	Internet Software & Services 5.2%
55,721	Aufeminin* (France)	1,723,276
451,899	Gurunavi, Inc. (Japan)	8,839,414
215,600	Infomart Corp. (Japan)	1,979,202
255,229	PChome Online, Inc. (Taiwan)	3,319,853
221,200	SMS Co. Ltd. (Japan)	2,973,064
19,452	XING AG (Germany)	3,352,608

		22,187,417

	IT Consulting & Other Services 1.4%
449,494	EOH Holdings Ltd. (South Africa)	5,894,499

Shares		Value

	Leisure Products 0.8%
175,368	Samchuly Bicycle Co. Ltd. (Korea)	$3,414,258

	Marine 0.1%
3,263,900	2GO Group, Inc.* (Philippines)	511,125

	Marine Ports & Services 0.5%
1,055,500	Asian Terminals, Inc. (Philippines)	330,582
272,600	Gateway Distriparks Ltd. (India)	1,779,400

		2,109,982

	Multi-Line Insurance 1.4%
1,379,800	Botswana Insurance Holdings Ltd. (Botswana)	1,697,861
14,899,844	British-American Investments Co. Kenya Ltd. (Kenya)	4,435,678

		6,133,539

	Office Services & Supplies 0.4%
2,127,300	Riverstone Holdings Ltd. (Singapore)	1,845,107

	Oil & Gas Refining & Marketing 0.9%
9,294	Hankook Shell Oil Co. Ltd. (Korea)	3,694,312

	Packaged Foods & Meats 9.9%
71,120	Agro Tech Foods Ltd. (India)	721,641
7,950	Atlantic Grupa (Croatia)	1,004,873
1,293,927	Cloetta AB, Class B* (Sweden)	3,794,661
1,262,907	Clover Industries Ltd. (South Africa)	1,886,388
81,100	Dutch Lady Milk Industries Berhad (Malaysia)	1,046,296
744,300	Grupo Herdez S.A.B. de C.V.* (Mexico)	1,912,740
2,420,662	Oldtown Berhad (Malaysia)	1,124,217
371,261	Pinar Sut Mamulleri Sanayii A.S. (Turkey)	3,443,291
10,203,000	PT Tiga Pilar Sejahtera Food Tbk (Indonesia)	1,634,821
4,626,000	PT Ultrajaya Milk Industry & Trading Co. Tbk (Indonesia)	1,404,606
46,454,981	RFM Corp. (Philippines)	5,497,692
48,000	Rokko Butter Co. Ltd. (Japan)	485,063
2,363,435	TAT Gida Sanayi A.S.* (Turkey)	3,292,528
269,681	Vigor Alimentos S.A.* (Brazil)	790,651
3,743,120	Vitasoy International Holdings Ltd. (Hong Kong)	5,841,949
1,100,000	Watt’s Alimentos S.A. (Chile)	1,635,367
19,788	Wawel S.A. (Poland)	6,443,660

		41,960,444

	Personal Products 1.7%
5,217,700	Karex Berhad (Malaysia)	6,466,651
69,000	Sarantis S.A.* (Greece)	577,205

		7,043,856

	Pharmaceuticals 2.8%
2,572,177	Lee’s Pharmaceutical Holdings Ltd. (China)	3,742,386
47,612,300	PT Kimia Farma Persero Tbk (Indonesia)	4,788,541
7,837,000	PT Tempo Scan Pacific Tbk (Indonesia)	1,390,581
146,250	Renata Ltd. (Bangladesh)	2,156,015

		12,077,523

	Publishing 1.1%
727,629	Morningstar Japan KK (Japan)	1,959,596
252,007	Next Co. Ltd. (Japan)	2,515,132

		4,474,728

	Real Estate Services 0.1%
62,400	Century 21 Real Estate of Japan Ltd. (Japan)	566,587

	Regional Banks 0.4%
302,800	Banregio Grupo Financiero S.A.B. de C.V.* (Mexico)	1,540,247

MARCH 31, 2015 (UNAUDITED)

Shares		Value

	Research & Consulting Services 0.4%
54,500	Nihon M&A Center, Inc. (Japan)	$1,885,813

	Restaurants 10.2%
68,048	AmRest Holdings SE* (Poland)	2,234,538
29,500	B-R31 Ice Cream Co. Ltd. (Japan)	1,057,656
5,908,278	Berjaya Food Berhad (Malaysia)	4,259,512
459,000	Collins Foods Ltd. (Australia)	895,146
165,980	Domino’s Pizza Enterprises Ltd. (Australia)	4,699,909
493,200	Doutor Nichires Holdings Co. Ltd. (Japan)	8,269,690
450,900	Fairwood Holdings Ltd. (Hong Kong)	1,174,817
696,953	Famous Brands Ltd. (South Africa)	6,431,071
137,600	Hiday Hidaka Corp. (Japan)	3,476,283
83,000	KFC Holdings Japan Ltd. (Japan)	1,606,920
962,465	Restaurant Brands New Zealand Ltd. (New Zealand)	2,905,188
2,269,963	Spur Corp. Ltd. (South Africa)	6,280,024

		43,290,754

	Soft Drinks 2.2%
1,987,900	Corp. Lindley S.A.* (Peru)	1,437,577
69,378,137	Pepsi-Cola Products Philippines, Inc.* (Philippines)	6,332,501
2,223,664	Seven-Up Bottling Co. plc (Nigeria)	1,731,565

		9,501,643

	Specialized Finance 0.1%
8,544	Korea Ratings Corp. (Korea)	320,751

	Specialized REITs 0.2%
706,970	National Storage REIT* (Australia)	861,712

	Specialty Chemicals 1.0%
5,017,000	Chemical and Allied Products plc (Nigeria)	899,808
673,719	DuluxGroup Ltd. (Australia)	3,284,732

		4,184,540

	Specialty Stores 1.2%
158,900	Komehyo Co. Ltd. (Japan)	3,972,003
1,471,000	Michael Hill International Ltd. (New Zealand)	1,285,898

		5,257,901

	Technology Hardware, Storage & Peripherals 0.6%
96,929	KONA I Co. Ltd. (Korea)	2,655,948

	Tobacco 0.3%
5,249	Karelia Tobacco Co., Inc. S.A. (Greece)	1,420,433

	Trading Companies & Distributors 0.5%
128,400	Jalux, Inc. (Japan)	2,299,606

	Total Common Stocks (cost $349,020,943)	408,117,629

	RIGHTS 0.0%
	Packaged Foods & Meats 0.0%
23,514	Vigor Alimentos S.A. expiring 4/2/15* *** (Brazil)	—

	Total Rights (cost $—)	—

Principal Amount		Value
	SHORT-TERM INVESTMENTS 4.0%

	Repurchase Agreement 4.0%
$16,849,460	Repurchase Agreement dated 3/31/15, 0.00% due 4/1/15 with State Street Bank and Trust Co. collateralized by $17,320,000 of United States Treasury Notes 1.625% due 11/15/22; value: $17,190,100; repurchase proceeds: $16,849,460 (cost $16,849,460)	$16,849,460

	Total Short-Term Investments (cost $16,849,460)	16,849,460

	Total Investments (cost $365,870,403) 99.8%	424,967,089

	Other Assets less Liabilities 0.2%	989,633

	NET ASSETS 100.0%	$425,956,722

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 14).

GDR Global Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Schedule of Investments (continued)	MARCH 31, 2015 (UNAUDITED)

At March 31, 2015, Wasatch International Opportunities Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	4.3
Bangladesh	0.5
Botswana	0.9
Brazil	0.9
Chile	0.6
China	0.9
Croatia	0.6
Denmark	1.3
Egypt	0.1
Finland	2.0
France	0.7
Germany	2.0
Greece	0.5
Hong Kong	2.3
India	6.8
Indonesia	2.3
Israel	2.8
Japan	19.6
Kenya	1.1
Korea	4.0
Lithuania	0.6
Malaysia	5.9
Mexico	0.8
New Zealand	1.1
Nigeria	0.9
Pakistan	0.9
Peru	0.4
Philippines	5.0
Poland	3.0
Russia	0.4
Singapore	4.8
South Africa	6.3
Sri Lanka	2.4
Sweden	1.5
Taiwan	5.9
Tanzania, United Republic of	0.3
Thailand	1.6
Turkey	2.5
United Arab Emirates	1.0
United Kingdom	0.5

TOTAL	100.0%

WASATCH LARGE CAP VALUE FUND (FMIEX / WILCX) — Schedule of Investments	MARCH 31, 2015 (UNAUDITED)

Shares		Value

	COMMON STOCKS 97.8%

	Casinos & Gaming 1.8%
101,546	Las Vegas Sands Corp.	$5,589,092

	Commodity Chemicals 0.5%
19,080	LyondellBasell Industries N.V., Class A	1,675,224

	Communications Equipment 3.8%
430,602	Cisco Systems, Inc.	11,852,320

	Computer & Electronics Retail 1.4%
119,569	GameStop Corp., Class A	4,538,839

	Department Stores 2.7%
133,342	Macy’s, Inc.	8,655,229

	Diversified Banks 13.9%
247,959	Citigroup, Inc.	12,774,848
150,145	HSBC Holdings plc ADR (United Kingdom)	6,394,676
207,421	JPMorgan Chase & Co.	12,565,564
222,691	Wells Fargo & Co.	12,114,390

		43,849,478

	Diversified Chemicals 1.7%
77,789	Eastman Chemical Co.	5,387,666

	Diversified REITs 1.6%
203,772	Select Income REIT	5,092,262

	Electrical Components & Equipment 5.1%
154,273	Eaton Corp. plc	10,481,307
71,029	Regal-Beloit Corp.	5,676,638

		16,157,945

	Environmental & Facilities Services 1.4%
138,531	ABM Industries, Inc.	4,413,598

	Health Care Equipment 5.9%
154,824	Abbott Laboratories	7,172,996
145,335	Medtronic plc	11,334,677

		18,507,673

	Household Products 6.2%
93,177	Kimberly-Clark Corp.	9,980,188
115,837	Procter & Gamble Co. (The)	9,491,684

		19,471,872

	Industrial Conglomerates 4.4%
559,025	General Electric Co.	13,869,410

	Integrated Oil & Gas 7.6%
72,187	Chevron Corp.	7,578,191
98,866	Occidental Petroleum Corp.	7,217,218
311,139	Suncor Energy, Inc. (Canada)	9,100,816

		23,896,225

	Integrated Telecommunication Services 3.3%
216,425	Verizon Communications, Inc.	10,524,748

	Investment Banking & Brokerage 2.7%
45,696	Goldman Sachs Group, Inc. (The)	8,589,477

	Multi-Line Insurance 3.8%
216,593	American International Group, Inc.	11,867,130

	Oil & Gas Equipment & Services 1.5%
104,421	Halliburton Co.	4,581,994

	Other Diversified Financial Services 2.9%
215,117	Voya Financial, Inc.	9,273,694

Shares		Value

	Pharmaceuticals 10.5%
135,929	Johnson & Johnson	$13,674,457
368,774	Pfizer, Inc.	12,829,648
28,245	Shire plc ADR (Ireland)	6,758,746

		33,262,851

	Regional Banks 3.1%
105,947	PNC Financial Services Group, Inc.	9,878,498

	Semiconductors 1.7%
167,279	Intel Corp.	5,230,814

	Specialized REITs 3.1%
163,818	EPR Properties	9,833,995

	Systems Software 4.3%
154,274	Microsoft Corp.	6,272,010
165,100	Oracle Corp.	7,124,065

		13,396,075

	Technology Hardware, Storage & Peripherals 2.9%
73,049	Apple, Inc.	9,089,487

	Total Common Stocks (cost $267,547,871)	308,485,596

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.5%

	Repurchase Agreement 2.5%
$7,858,745	Repurchase Agreement dated 3/31/15, 0.00% due 4/1/15 with State Street Bank and Trust Co. collateralized by $8,030,000 of United States Treasury Notes 1.375% due 3/31/20; value: $8,019,963; repurchase proceeds: $7,858,745 (cost $7,858,745)	$7,858,745

	Total Short-Term Investments (cost $7,858,745)	7,858,745

	Total Investments (cost $275,406,616) 100.3%	316,344,341

	Liabilities less Other Assets (0.3%)	(934,080)

	NET ASSETS 100.0%	$315,410,261

	ADR American Depositary Receipt. REIT Real Estate Investment Trust. See Notes to Financial Statements.

At March 31, 2015, Wasatch Large Cap Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	2.9
Ireland	2.2
United Kingdom	2.1
United States	92.8

TOTAL	100.0%

WASATCH LONG/SHORT FUND (FMLSX / WILSX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 83.5%

	Advertising 2.2%
2,097,630	Interpublic Group of Cos., Inc. (The)††	$46,399,576

	Air Freight & Logistics 1.9%
426,967	United Parcel Service, Inc., Class B	41,390,181

	Automobile Manufacturers 2.6%
1,464,137	General Motors Co.††	54,905,137

	Automotive Retail 1.9%
934,123	CST Brands, Inc.††	40,942,611

	Communications Equipment 3.5%
1,053,556	Cisco Systems, Inc.††	28,999,129
670,016	QUALCOMM, Inc.	46,458,909

		75,458,038

	Diversified Banks 3.7%
2,307,393	Bank of America Corp.	35,510,778
834,332	Citigroup, Inc.††	42,984,785

		78,495,563

	Diversified REITs 0.8%
2,432,308	Investors Real Estate Trust	18,242,310

	Environmental & Facilities Services 1.0%
524,157	Republic Services, Inc.††	21,259,808

	Fertilizers & Agricultural Chemicals 3.7%
1,732,769	Mosaic Co. (The)††	79,811,340

	Gas Utilities 0.5%
183,000	Atmos Energy Corp.	10,119,900

	General Merchandise Stores 2.0%
529,848	Target Corp.††	43,484,625

	Health Care Equipment 2.0%
329,000	Medtronic plc	25,658,710
197,600	Stryker Corp.	18,228,600

		43,887,310

	Health Care REITs 1.3%
393,085	Ventas, Inc.	28,703,067

	Health Care Services 2.8%
683,144	Express Scripts Holding Co.* ††	59,276,405

	Hypermarkets & Super Centers 4.1%
1,055,860	Wal-Mart Stores, Inc.††	86,844,485

	Insurance Brokers 1.0%
231,855	Aon plc	22,285,903

	Integrated Telecommunication Services 1.1%
469,385	Verizon Communications, Inc.	22,826,193

	Multi-Line Insurance 4.0%
2,082,707	Loews Corp.††	85,036,927

	Multi-Sector Holdings 1.1%
1,036,180	Leucadia National Corp.	23,096,452

	Oil & Gas Drilling 3.1%
1,614,566	Ensco plc, Class A	34,018,906
1,177,921	Unit Corp.*	32,958,229

		66,977,135

	Oil & Gas Equipment & Services 2.6%
1,290,670	Halliburton Co.††	56,634,600

Shares		Value

	Oil & Gas Exploration & Production 8.4%
4,023,974	Bill Barrett Corp.* ‡‡	$33,398,984
9,718,293	Denbury Resources, Inc.††	70,846,356
1,003,379	Northern Oil and Gas, Inc.*	7,736,052
283,993	Pioneer Natural Resources Co.	46,435,695
906,735	Southwestern Energy Co.*	21,027,185

		179,444,272

	Pharmaceuticals 2.9%
260,335	Novartis AG ADR (Switzerland)	25,671,634
803,609	Zoetis, Inc.	37,199,061

		62,870,695

	Property & Casualty Insurance 2.3%
676,544	CNA Financial Corp.††	28,029,218
566,282	XL Group plc	20,839,177

		48,868,395

	Residential REITs 1.6%
817,920	American Campus Communities, Inc.††	35,064,230

	Restaurants 2.3%
499,758	McDonald’s Corp.	48,696,420

	Specialized REITs 6.3%
2,344,539	Iron Mountain, Inc.††	85,528,783
901,874	Outfront Media, Inc.	26,984,070
499,827	Plum Creek Timber Co., Inc.	21,717,483

		134,230,336

	Systems Software 5.1%
869,943	Microsoft Corp.††	35,367,533
1,725,267	Oracle Corp.	74,445,271

		109,812,804

	Technology Hardware, Storage & Peripherals 4.8%
307,824	Apple, Inc.††	38,302,540
1,645,844	EMC Corp.	42,067,773
2,476,869	Silicon Graphics International Corp.* ‡‡	21,523,992

		101,894,305

	Trading Companies & Distributors 2.9%
2,835,343	NOW, Inc.*	61,356,822

	Total Common Stocks (cost $1,750,247,300)	1,788,315,845

MARCH 31, 2015 (UNAUDITED)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 15.8%

	Repurchase Agreement 15.8%
$338,829,617	Repurchase Agreement dated 3/31/15, 0.00% due 4/1/15 with State Street Bank and Trust Co. collateralized by $344,760,000 of United States Treasury Notes 1.375% due 3/31/20; value: $45,987,444; United States Treasury Notes 1.625% due 11/15/22; value: $4,228,050; United States Treasury Notes 1.750% due 2/28/22; value: $26,054,856; United States Treasury Notes 1.750% due 3/31/22; value: $218,963,363; United States Treasury Notes 1.750% due 5/15/22; value: $50,375,000; repurchase proceeds: $338,829,617†† (cost $338,829,617)	$338,829,617

	Total Short-Term Investments (cost $338,829,617)	338,829,617

	Total Investments (cost $2,089,076,917) 99.3%	2,127,145,462

	Other Assets less Liabilities 0.7%	14,018,621

	NET ASSETS 100.0%	$2,141,164,083

Shares		Value

	SECURITIES SOLD SHORT 15.5%

	Apparel, Accessories & Luxury Goods 0.6%
371,004	Kate Spade & Co.*	$12,387,824

	Department Stores 1.3%
3,373,807	JC Penney Co., Inc.*	28,373,717

	Diversified Support Services 0.2%
113,967	Healthcare Services Group, Inc.	3,661,760

	Electric Utilities 1.1%
684,208	Exelon Corp.	22,996,231

	Food Distributors 1.4%
775,903	Sysco Corp.	29,274,820

	Food Retail 2.2%
192,507	Kroger Co. (The)	14,757,586
900,595	Sprouts Farmers Market, Inc.*	31,727,962

		46,485,548

	Health Care Technology 0.7%
572,767	Veeva Systems, Inc., Class A*	14,622,742

	Home Entertainment Software 0.5%
199,106	Electronic Arts, Inc.*	11,710,419

	Home Improvement Retail 0.6%
179,136	Lowe’s Cos., Inc.	13,325,927

	Household Products 1.0%
273,476	Procter & Gamble Co. (The)	22,408,623

	Housewares & Specialties 1.3%
544,222	Jarden Corp.*	28,789,344

Shares		Value

	IT Consulting & Other Services 1.8%
228,069	Accenture plc, Class A	$21,367,785
100,951	International Business Machines Corp.	16,202,635

		37,570,420

	Paper Packaging 0.5%
248,882	Sealed Air Corp.	11,339,064

	Specialized REITs 0.5%
117,654	American Tower Corp.	11,077,124

	Specialty Stores 1.8%
570,376	Five Below, Inc.*	20,288,274
208,462	Tiffany & Co.	18,346,741

		38,635,015

	Total Securities Sold Short (proceeds $323,763,430)	332,658,578

*Non-income producing.

††All or a portion of this security has been designated as collateral for short sales or purchase commitments (see Note 3).

‡‡Affiliated company (see Note 9).

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2015, Wasatch Long/Short Fund’s investments, excluding short-term investments and securities sold short, were in the following countries:

Country	%
Switzerland	1.4
United States	98.6

TOTAL	100.0%

WASATCH MICRO CAP FUND (WMICX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 96.7%

	Air Freight & Logistics 1.0%
117,168	Echo Global Logistics, Inc.*	$3,194,000

	Apparel Retail 2.1%
167,365	Zumiez, Inc.*	6,736,441

	Apparel, Accessories & Luxury Goods 1.1%
15,855	Page Industries Ltd. (India)	3,474,768

	Application Software 8.5%
605,760	Diligent Board Member Services, Inc.* (New Zealand)	2,444,006
84,324	Ellie Mae, Inc.*	4,663,960
249,716	Exa Corp.*	2,966,626
37,898	Globant S.A.* (Luxembourg)	798,132
35,826	Interactive Intelligence Group, Inc.*	1,475,315
120,179	PROS Holdings, Inc.*	2,969,623
46,417	Tyler Technologies, Inc.*	5,594,641
39,117	Ultimate Software Group, Inc.*	6,648,130

		27,560,433

	Asset Management & Custody Banks 3.4%
38,906	Diamond Hill Investment Group, Inc.	6,224,960
215,963	Pzena Investment Management, Inc., Class A	1,980,381
188,366	Silvercrest Asset Management Group, Inc.	2,684,215

		10,889,556

	Automotive Retail 1.2%
61,597	Monro Muffler Brake, Inc.	4,006,885

	Biotechnology 5.1%
370,548	Abcam plc (United Kingdom)	2,671,712
148,904	Argos Therapeutics, Inc.*	1,326,735
122,952	Cellular Dynamics International, Inc.*	2,020,101
176,227	ChemoCentryx, Inc.*	1,330,514
250,157	Cytokinetics, Inc.*	1,696,064
48,381	Esperion Therapeutics, Inc.*	4,480,081
80,250	Inovio Pharmaceuticals, Inc.*	654,840
159,440	Sangamo BioSciences, Inc.*	2,500,019

		16,680,066

	Consumer Finance 0.9%
73,322	Encore Capital Group, Inc.*	3,049,462

	Data Processing & Outsourced Services 3.4%
142,218	ExlService Holdings, Inc.*	5,290,510
137,823	Wirecard AG (Germany)	5,825,327

		11,115,837

	Diversified Banks 2.0%
4,218,211	City Union Bank Ltd. (India)	6,511,202

	Electronic Equipment & Instruments 0.8%
98,257	Control4 Corp.*	1,177,119
21,086	Mesa Laboratories, Inc.	1,522,409

		2,699,528

	Electronic Manufacturing Services 1.0%
36,316	IPG Photonics Corp.*	3,366,493

	Environmental & Facilities Services 0.7%
185,549	Heritage-Crystal Clean, Inc.*	2,170,923

Shares		Value

	Food Distributors 1.1%
158,297	Chefs’ Warehouse, Inc. (The)*	$3,550,602

	Health Care Equipment 6.6%
76,423	Abaxis, Inc.	4,899,478
351,384	AtriCure, Inc.*	7,199,858
1,928,308	Cardica, Inc.*	1,214,255
46,813	Entellus Medical, Inc.*	1,025,205
151,770	Novadaq Technologies, Inc.* (Canada)	2,464,745
59,939	NuVasive, Inc.*	2,756,595
142,380	Tandem Diabetes Care, Inc.*	1,796,836

		21,356,972

	Health Care Facilities 2.1%
148,133	Ensign Group, Inc. (The)	6,941,513

	Health Care REITs 1.9%
443,341	CareTrust REIT, Inc.	6,011,704

	Health Care Services 1.2%
84,520	IPC Healthcare Inc.*	3,942,013

	Health Care Technology 0.4%
52,886	HealthStream, Inc.*	1,332,727

	Homebuilding 3.1%
243,859	Installed Building Products, Inc.*	5,306,372
289,293	LGI Homes, Inc.*	4,819,621

		10,125,993

	Industrial Machinery 1.0%
46,181	Proto Labs, Inc.*	3,232,670

	Internet Retail 1.4%
209,175	MakeMyTrip Ltd.* (India)	4,593,483

	Internet Software & Services 10.8%
186,709	Amber Road, Inc.*	1,727,058
55,331	Cornerstone OnDemand, Inc.*	1,598,513
130,423	Dealertrack Technologies, Inc.*	5,023,894
140,533	Envestnet, Inc.*	7,881,091
210,658	Perficient, Inc.*	4,358,514
88,364	Reis, Inc.	2,265,653
282,566	SciQuest, Inc.*	4,783,842
83,193	SPS Commerce, Inc.*	5,582,250
136,352	Xoom Corp.*	2,003,011

		35,223,826

	Life Sciences Tools & Services 3.1%
109,114	Fluidigm Corp.*	4,593,699
76,996	ICON plc* (Ireland)	5,430,528

		10,024,227

	Managed Health Care 1.6%
79,148	HealthEquity, Inc.*	1,977,909
417,436	Trupanion, Inc.*	3,339,488

		5,317,397

	Oil & Gas Equipment & Services 0.6%
120,093	Pason Systems, Inc. (Canada)	1,892,064

	Oil & Gas Exploration & Production 0.6%
256,130	Northern Oil and Gas, Inc.*	1,974,762

	Oil & Gas Refining & Marketing 0.3%
384,242	Amyris, Inc.*	922,181

MARCH 31, 2015 (UNAUDITED)

Shares		Value

	Pharmaceuticals 7.7%
31,505	Aerie Pharmaceuticals, Inc.*	$987,367
96,749	Akorn, Inc.*	4,596,545
163,308	Cardiovascular Systems, Inc.*	6,375,544
165,832	Cempra, Inc.*	5,689,696
38,525	Intra-Cellular Therapies, Inc.*	919,977
139,989	Natco Pharma Ltd. (India)	4,708,708
50,905	Phibro Animal Health Corp., Class A	1,802,546

		25,080,383

	Regional Banks 2.5%
188,919	Customers Bancorp, Inc.*	4,602,067
77,342	Pinnacle Financial Partners, Inc.	3,438,625

		8,040,692

	Research & Consulting Services 1.5%
250,759	Franklin Covey Co.*	4,829,618

	Semiconductor Equipment 2.0%
356,746	PDF Solutions, Inc.*	6,392,888

	Semiconductors 4.2%
95,907	Melexis N.V. (Belgium)	5,715,929
53,242	NVE Corp.	3,669,439
80,515	Power Integrations, Inc.	4,193,221

		13,578,589

	Specialty Stores 0.9%
60,752	Hibbett Sports, Inc.*	2,980,493

	Systems Software 3.6%
70,258	FleetMatics Group plc*	3,151,071
217,573	Infoblox, Inc.*	5,193,468
245,572	TubeMogul, Inc.*	3,393,805

		11,738,344

	Technology Hardware, Storage & Peripherals 1.4%
290,211	Intevac, Inc.*	1,781,895
1,025,541	USA Technologies, Inc.*	2,820,238

		4,602,133

	Thrifts & Mortgage Finance 1.3%
1,050,006	Gruh Finance Ltd. (India)	4,074,606

	Trading Companies & Distributors 1.9%
192,850	CAI International, Inc.*	4,738,324
63,147	Rush Enterprises, Inc., Class B*	1,560,994

		6,299,318

	Trucking 2.7%
161,025	Marten Transport Ltd.	3,735,780
113,581	Saia, Inc.*	5,031,638

		8,767,418

	Total Common Stocks (cost $179,376,933)	314,282,210

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.9%

	Repurchase Agreement 3.9%
$12,589,254	Repurchase Agreement dated 3/31/15, 0.00% due 4/1/15 with State Street Bank and Trust Co. collateralized by $9,525,000 of United States Treasury Bonds 8.500% due 2/15/20; value: $12,846,844; repurchase proceeds: $12,589,254 (cost $ 12,589,254)	$12,589,254

	Total Short-Term Investments (cost $12,589,254)	12,589,254

	Total Investments (cost $191,966,187) 100.6%	326,871,464

	Liabilities less Other Assets (0.6%)	(2,046,242)

	NET ASSETS 100.0%	$324,825,222

	*Non-income producing. REIT Real Estate Investment Trust. See Notes to Financial Statements.

At March 31, 2015, Wasatch Micro Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Belgium	1.8
Canada	1.4
Germany	1.9
India	7.4
Ireland	1.7
Luxembourg	0.3
New Zealand	0.8
United Kingdom	0.8
United States	83.9

TOTAL	100.0%

WASATCH MICRO CAP VALUE FUND (WAMVX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 89.7%

	Advertising 0.8%
240,000	InternetQ plc* (United Kingdom)	$1,194,021

	Airlines 1.7%
14,000	Allegiant Travel Co.	2,692,060

	Alternative Carriers 0.6%
160,000	ORBCOMM, Inc.*	955,200

	Application Software 3.2%
145,000	ClickSoftware Technologies Ltd.* (Israel)	1,274,550
66,000	Ebix, Inc.	2,005,080
31,000	ESI Group* (France)	820,582
25,000	Interactive Intelligence Group, Inc.*	1,029,500

		5,129,712

	Asset Management & Custody Banks 3.0%
132,000	Medallion Financial Corp.	1,222,320
186,000	Pzena Investment Management, Inc., Class A	1,705,620
80,000	Silvercrest Asset Management Group, Inc.	1,140,000
6,000	Virtus Investment Partners, Inc.	784,620

		4,852,560

	Auto Parts & Equipment 1.4%
43,000	Gentherm, Inc.*	2,171,930

	Automotive Retail 0.6%
38,000	Mekonomen AB (Sweden)	1,002,092

	Biotechnology 1.2%
185,000	Abcam plc (United Kingdom)	1,333,880
40,000	Sangamo BioSciences, Inc.*	627,200

		1,961,080

	Brewers 0.9%
1,000,000	Turk Tuborg Bira ve Malt Sanayii A.S.* (Turkey)	1,500,866

	Building Products 2.3%
29,000	Caesarstone Sdot-Yam Ltd. (Israel)	1,760,590
31,200	Patrick Industries, Inc.*	1,942,824

		3,703,414

	Commercial Printing 0.6%
150,000	InnerWorkings, Inc.*	1,008,000

	Commodity Chemicals 1.0%
131,000	Trecora Resources*	1,598,200

	Communications Equipment 1.9%
100,000	Applied Optoelectronics, Inc.*	1,388,000
250,000	ShoreTel, Inc.*	1,705,000

		3,093,000

	Construction Machinery & Heavy Trucks 0.6%
97,000	Manitex International, Inc.*	943,810

	Construction Materials 0.7%
3,000,000	Dongpeng Holdings Co. Ltd. (China)	1,160,864

	Consumer Finance 0.8%
32,000	Encore Capital Group, Inc.*	1,330,880

	Data Processing & Outsourced Services 1.6%
41,000	ExlService Holdings, Inc.*	1,525,200
70,000	KGMobilians Co. Ltd. (Korea)	1,088,377

		2,613,577

Shares		Value

	Distillers & Vintners 0.8%
132,000	Crimson Wine Group Ltd.*	$1,201,200

	Diversified Banks 0.9%
900,000	City Union Bank Ltd. (India)	1,389,234

	Electrical Components & Equipment 0.5%
700,000	Revolution Lighting Technologies, Inc.*	777,000

	Electronic Equipment & Instruments 1.2%
70,000	Optex Co. Ltd. (Japan)	1,434,027
57,124	SuperCom Ltd.* (Israel)	479,270

		1,913,297

	Electronic Manufacturing Services 0.6%
53,000	Fabrinet*	1,006,470

	Environmental & Facilities Services 0.9%
330,000	Hudson Technologies, Inc.*	1,376,100

	Food Distributors 0.9%
66,000	Chefs’ Warehouse, Inc. (The)*	1,480,380

	General Merchandise Stores 0.7%
30,000	Seria Co. Ltd. (Japan)	1,085,588

	Health Care Equipment 4.0%
91,000	AtriCure, Inc.*	1,864,590
300,000	Bovie Medical Corp.*	717,000
392,321	Cardica, Inc.*	247,045
60,000	Ion Beam Applications* (Belgium)	1,539,900
131,562	iRadimed Corp.*	2,003,689

		6,372,224

	Health Care Facilities 2.2%
42,000	Ensign Group, Inc. (The)	1,968,120
1,899,043	Religare Health Trust** (Singapore)	1,508,715

		3,476,835

	Health Care REITs 1.7%
100,000	CareTrust REIT, Inc.	1,356,000
77,000	Physicians Realty Trust	1,355,970

		2,711,970

	Health Care Services 3.0%
30,000	Air Methods Corp.*	1,397,700
63,235	LHC Group, Inc.*	2,088,652
88,000	National Research Corp., Class A	1,267,200

		4,753,552

	Health Care Supplies 2.7%
150,000	Cerus Corp.*	625,500
36,200	Guerbet (France)	1,422,765
405,028	Synergetics USA, Inc.*	2,183,101

		4,231,366

	Health Care Technology 1.0%
90,000	Nexus AG (Germany)	1,536,679
2,309	Software Service, Inc. (Japan)	84,132

		1,620,811

	Heavy Electrical Equipment 0.6%
112,000	Pioneer Power Solutions, Inc.*	1,008,000

	Home Improvement Retail 0.6%
25,000	Hornbach Baumarkt AG (Germany)	935,592

	Homebuilding 2.6%
91,000	Installed Building Products, Inc.*	1,980,160
131,000	LGI Homes, Inc.*	2,182,460

		4,162,620

MARCH 31, 2015 (UNAUDITED)

Shares		Value

	Homefurnishing Retail 2.4%
72,000	Kirkland’s, Inc.*	$1,710,000
59,000	Select Comfort Corp.*	2,033,730

		3,743,730

	Hotels & Resort REITs 0.8%
90,000	Summit Hotel Properties, Inc.	1,266,300

	Industrial Machinery 1.8%
42,000	Hy-Lok Corp. (Korea)	1,077,020
49,000	John Bean Technologies Corp.	1,750,280

		2,827,300

	Internet Software & Services 2.3%
144,600	IntraLinks Holdings, Inc.*	1,495,164
104,000	Perficient, Inc.*	2,151,760

		3,646,924

	IT Consulting & Other Services 1.8%
32,000	EPAM Systems, Inc.*	1,961,280
700,000	WidePoint Corp.*	924,000

		2,885,280

	Leisure Facilities 0.8%
900,000	Grupo Sports World S.A.B. de C.V.* (Mexico)	1,313,727

	Life Sciences Tools & Services 1.1%
54,000	INC Research Holdings, Inc., Class A*	1,767,420

	Mortgage REITs 2.0%
269,731	Arbor Realty Trust, Inc.††	1,882,722
51,000	Colony Financial, Inc.	1,321,920

		3,204,642

	Packaged Foods & Meats 1.7%
30,400	John B. Sanfilippo & Son, Inc.	1,310,240
3,000,000	Kawan Food Berhad (Malaysia)	1,458,080

		2,768,320

	Personal Products 1.7%
150,000	MusclePharm Corp. PIPE*	675,000
35,000	Nu Skin Enterprises, Inc., Class A	2,107,350

		2,782,350

	Pharmaceuticals 6.6%
50,000	Cempra, Inc.*	1,715,500
25,000	Intra-Cellular Therapies, Inc.*	597,000
1,540,500	Lee’s Pharmaceutical Holdings Ltd. (China)	2,241,349
1,700,000	Marksans Pharma Ltd. (India)	1,677,419
225,000	Moberg Pharma AB* (Sweden)	1,288,404
58,000	Natco Pharma Ltd. (India)	1,950,904
159,936	TWi Pharmaceuticals, Inc.* (Taiwan)	1,058,062

		10,528,638

	Property & Casualty Insurance 3.1%
140,000	1347 Property Insurance Holdings, Inc.*	1,062,600
120,000	Atlas Financial Holdings, Inc.*	2,120,400
222,878	Kingstone Cos., Inc.	1,678,271

		4,861,271

	Regional Banks 3.3%
88,000	Customers Bancorp, Inc.*	2,143,680
51,000	First of Long Island Corp. (The)	1,300,500
93,000	Investar Holding Corp.	1,590,300
10,000	National Commerce Corp.*	219,500

		5,253,980

	Research & Consulting Services 1.1%
87,000	Franklin Covey Co.*	1,675,620

Shares		Value

	Restaurants 1.2%
95,000	Del Frisco’s Restaurant Group, Inc.*	$1,914,250

	Semiconductor Equipment 1.3%
115,000	PDF Solutions, Inc.*	2,060,800

	Semiconductors 0.5%
650,000	GigOptix, Inc.*	786,500

	Soft Drinks 0.7%
12,000,000	Pepsi-Cola Products Philippines, Inc.* (Philippines)	1,095,302

	Systems Software 1.1%
80,000	AVG Technologies N.V.*	1,732,000

	Technology Hardware, Storage & Peripherals 1.6%
65,000	KONA I Co. Ltd. (Korea)	1,781,063
300,000	USA Technologies, Inc.*	825,000

		2,606,063

	Textiles 0.8%
2,900,000	Best Pacific International Holdings Ltd. (Hong Kong)	1,234,385

	Thrifts & Mortgage Finance 1.0%
10,000	BofI Holding, Inc.*	930,400
49,455	Ocean Shore Holding Co.	728,472

		1,658,872

	Trading Companies & Distributors 0.8%
54,000	CAI International, Inc.*	1,326,780

	Trucking 2.4%
64,000	Roadrunner Transportation Systems, Inc.*	1,617,280
48,000	Saia, Inc.*	2,126,400

		3,743,680

	Total Common Stocks (cost $106,555,186)	143,097,639

	PREFERRED STOCKS 1.3%

	Department Stores 0.4%
146,600	Grazziotin S.A. Pfd. (Brazil)	692,699

	Pharmaceuticals 0.9%
105,263	Acetylon Pharmaceuticals, Inc., Series B Pfd.* *** †	1,366,314

	Total Preferred Stocks (cost $1,701,704)	2,059,013

	LIMITED PARTNERSHIP INTEREST 1.0%

	Diversified Metals & Mining 1.0%
45,000	Hi-Crush Partners L.P.	1,578,150

	Total Limited Partnership Interest (cost $1,601,513)	1,578,150

	WARRANTS 1.0%

	Health Care Services 1.0%
465,000	Nobilis Health Corp., expiring 9/25/16* *** † (Canada)	1,677,362

	Total Warrants (cost $—)	1,677,362

WASATCH MICRO CAP VALUE FUND (WAMVX) — Schedule of Investments (continued)	MARCH 31, 2015 (UNAUDITED)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 6.8%

	Repurchase Agreement 6.8%
$10,805,737	Repurchase Agreement dated 3/31/15, 0.00% due 4/1/15 with State Street Bank and Trust Co. collateralized by $11,110,000 of United States Treasury Notes 1.625% due 11/15/22; value: $11,026,675; repurchase proceeds: $10,805,737†† (cost $10,805,737)	$10,805,737

	Total Short-Term Investments (cost $10,805,737)	10,805,737

	Total Investments (cost $120,664,140) 99.8%	159,217,901

	Other Assets less Liabilities 0.2%	305,748

	NET ASSETS 100.0%	$159,523,649

Contracts		Net Unrealized Appreciation

	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS SHORT 0.4%

4,700,000 EUR	USD, State Street Bank and Trust Co., settlement date 4/7/15, (cost $5,614,103, value $5,047,429)	$566,674

	Total Forward Foreign Currency Exchange Contracts Short (cost $5,614,103, value $5,047,429)	566,674

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 14).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 10).

††All or a portion of this security has been designated as collateral for forward foreign currency exchange contracts (see Note 4).

PIPE Private Investment in a Public Equity.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2015, Wasatch Micro Cap Value Fund’s investments, excluding short-term investments and forward foreign currency exchange contracts, were in the following countries:

Country	%
Belgium	1.0
Brazil	0.5
Canada	1.1
China	2.3
France	1.5
Germany	1.7
Hong Kong	0.8
India	3.4
Israel	2.4
Japan	1.8
Korea	2.7
Malaysia	1.0
Mexico	0.9
Philippines	0.7
Singapore	1.0
Sweden	1.5
Taiwan	0.7
Turkey	1.0
United Kingdom	1.7
United States	72.3

TOTAL	100.0%

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Schedule of Investments	MARCH 31, 2015 (UNAUDITED)

Shares		Value

	COMMON STOCKS 98.3%

	Aerospace & Defense 1.9%
896,297	HEICO Corp., Class A	$44,402,553

	Air Freight & Logistics 3.1%
36,319,023	Aramex PJSC (United Arab Emirates)	34,213,787
1,474,753	Echo Global Logistics, Inc.* ‡‡	40,201,767

		74,415,554

	Airlines 3.9%
483,651	Allegiant Travel Co.	93,001,251

	Airport Services 0.5%
788,306	Wesco Aircraft Holdings, Inc.*	12,076,848

	Apparel Retail 1.9%
1,145,388	Zumiez, Inc.*	46,101,867

	Application Software 4.3%
608,498	Ultimate Software Group, Inc.*	103,417,278

	Automotive Retail 3.2%
621,656	Monro Muffler Brake, Inc.	40,438,723
162,913	O’Reilly Automotive, Inc.*	35,228,307

		75,667,030

	Biotechnology 6.9%
2,124,073	Abcam plc (United Kingdom)	15,314,915
1,062,102	Argos Therapeutics, Inc.* ‡‡	9,463,329
527,438	Cellular Dynamics International, Inc.*	8,665,806
1,357,191	ChemoCentryx, Inc.*	10,246,792
387,119	Esperion Therapeutics, Inc.*	35,847,219
533,310	Exact Sciences Corp.*	11,743,486
987,182	Inovio Pharmaceuticals, Inc.*	8,055,405
1,529,490	Sangamo BioSciences, Inc.*	23,982,403
1,208,770	Seattle Genetics, Inc.*	42,730,020

		166,049,375

	Consumer Finance 0.6%
3,305,639	Mahindra & Mahindra Financial Services Ltd. (India)	13,337,443

	Data Processing & Outsourced Services 6.8%
891,910	ExlService Holdings, Inc.*	33,179,052
1,098,324	Syntel, Inc.*	56,816,301
1,693,029	Wirecard AG (Germany)	71,558,791

		161,554,144

	Diversified Banks 2.2%
565,550	HDFC Bank Ltd. ADR (India)	33,305,239
1,566,515	Yes Bank Ltd. (India)	20,324,488

		53,629,727

	Diversified Support Services 1.8%
1,124,516	Copart, Inc.*	42,248,066

	Drug Retail 0.8%
119,229	Cosmos Pharmaceutical Corp. (Japan)	18,659,510

	Electrical Components & Equipment 1.6%
648,886	Polypore International, Inc.*	38,219,385

	Electronic Manufacturing Services 2.8%
729,002	IPG Photonics Corp.*	67,578,486

	Environmental & Facilities Services 0.9%
842,110	Tetra Tech, Inc.	20,227,482

	Food Distributors 1.3%
1,423,495	Chefs’ Warehouse, Inc. (The)* ‡‡	31,928,993

Shares		Value

	Health Care Equipment 2.0%
484,672	Abaxis, Inc.	$31,072,322
153,149	DexCom, Inc.*	9,547,309
593,260	Tandem Diabetes Care, Inc.*	7,486,941

		48,106,572

	Health Care Facilities 0.8%
416,767	Ensign Group, Inc. (The)	19,529,702

	Health Care Services 3.7%
1,228,985	ExamWorks Group, Inc.*	51,150,356
816,571	IPC Healthcare Inc.*	38,084,871

		89,235,227

	Homefurnishing Retail 2.2%
751,690	Mattress Firm Holding Corp.*	52,347,692

	Human Resource & Employment Services 0.1%
78,205	Paylocity Holding Corp.*	2,239,791

	Industrial Machinery 1.8%
262,005	Graco, Inc.	18,906,281
339,785	Proto Labs, Inc.*	23,784,950

		42,691,231

	Internet Retail 3.5%
828,553	Blue Nile, Inc.* ‡‡	26,381,128
1,878,935	MakeMyTrip Ltd.* (India)	41,261,413
183,857	zooplus AG* (Germany)	16,801,700

		84,444,241

	Internet Software & Services 8.8%
1,093,102	Angie’s List, Inc.*	6,416,509
193,309	Cimpress N.V.*	16,311,413
1,803,304	Cornerstone OnDemand, Inc.*	52,097,453
1,206,042	Dealertrack Technologies, Inc.*	46,456,738
396,238	Envestnet, Inc.*	22,221,027
228,290	RetailMeNot, Inc.*	4,111,503
1,590,664	SciQuest, Inc.* ‡‡	26,929,941
264,994	Shutterstock, Inc.*	18,197,138
280,753	SPS Commerce, Inc.*	18,838,526

		211,580,248

	Leisure Facilities 2.0%
682,619	Life Time Fitness, Inc.*	48,438,644

	Life Sciences Tools & Services 6.1%
189,236	Bio-Techne Corp.	18,978,478
1,172,379	Divi’s Laboratories Ltd. (India)	33,158,667
987,555	Fluidigm Corp.*	41,576,066
752,549	ICON plc* (Ireland)	53,077,281

		146,790,492

	Managed Health Care 0.9%
612,868	HealthEquity, Inc.*	15,315,571
804,065	Trupanion, Inc.*	6,432,520

		21,748,091

	Oil & Gas Equipment & Services 1.1%
156,123	Dril-Quip, Inc.*	10,677,252
160,362	Schoeller-Bleckmann Oilfield Equipment AG (Austria)	10,249,623
146,926	ShawCor Ltd. (Canada)	4,082,244

		25,009,119

	Oil & Gas Exploration & Production 0.7%
2,030,193	Gran Tierra Energy, Inc.* (Colombia)	5,542,427
978,179	Northern Oil and Gas, Inc.*	7,541,760
2,144,733	Premier Oil plc (United Kingdom)	4,191,650

		17,275,837

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Schedule of Investments (continued)	MARCH 31, 2015 (UNAUDITED)

Shares		Value

	Packaged Foods & Meats 1.2%
286,067	GlaxoSmithKline Consumer Healthcare Ltd. (India)	$28,798,116

	Personal Products 0.6%
472,827	Colgate-Palmolive India Ltd. (India)	15,102,509

	Pharmaceuticals 2.4%
1,343,909	Cempra, Inc.*	46,109,518
450,738	Intra-Cellular Therapies, Inc.*	10,763,623

		56,873,141

	Research & Consulting Services 1.1%
1,099,314	Stantec, Inc. (Canada)	26,328,570

	Restaurants 1.7%
1,491,986	Jubilant Foodworks Ltd.* (India)	35,335,616
179,885	Zoe’s Kitchen, Inc.*	5,988,372

		41,323,988

	Semiconductors 4.0%
393,280	Cavium, Inc.*	27,852,090
1,150,899	Power Integrations, Inc.	59,938,820
161,235	Silicon Laboratories, Inc.*	8,185,901

		95,976,811

	Specialty Stores 0.5%
259,737	Hibbett Sports, Inc.*	12,742,697

	Systems Software 2.6%
600,133	FleetMatics Group plc*	26,915,965
1,229,162	Infoblox, Inc.*	29,340,097
118,865	Qualys, Inc.*	5,524,845

		61,780,907

	Trading Companies & Distributors 1.9%
141,374	DXP Enterprises, Inc.*	6,233,180
547,600	MSC Industrial Direct Co., Inc., Class A	39,536,720

		45,769,900

	Trucking 4.1%
3,030,283	Knight Transportation, Inc.††	97,726,627

	Total Common Stocks (cost $1,375,958,525)	2,354,375,145

	PREFERRED STOCKS 1.2%

	Biotechnology 0.0%
677,966	Nanosys, Inc., Series D Pfd.* *** †	342,373
161,519	Nanosys, Inc., Series E Pfd.* *** †	182,500

		524,873

	Oil & Gas Equipment & Services 0.5%
5,818,582	Drilling Info Holdings, Inc., Series B Pfd.* *** †	11,438,168

	Systems Software 0.7%
1,114,610	DataStax, Inc., Series E Pfd.* *** †	8,000,002
33,296	DocuSign, Inc., Series B Pfd.* *** †	437,256
9,974	DocuSign, Inc., Series B-1 Pfd.* *** †	130,983
23,905	DocuSign, Inc., Series D Pfd.* *** †	313,930
618,152	DocuSign, Inc., Series E Pfd.* *** †	8,117,819

		16,999,990

	Total Preferred Stocks (cost $34,534,930)	28,963,031

Shares		Value

	LIMITED PARTNERSHIP INTEREST 0.2%

	Asset Management & Custody Banks 0.2%
	Greenspring Global Partners II-B, L.P.*** †	$3,041,131
	Greenspring Global Partners III-B, L.P.*** †	1,436,735

		4,477,866

	Total Limited Partnership Interest (cost $4,666,160)	4,477,866

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.6%

	Repurchase Agreement 0.6%
$15,459,434	Repurchase Agreement dated 3/31/15, 0.00% due 4/1/15 with State Street Bank and Trust Co. collateralized by $12,505,000 of United States Treasury Notes 1.375% due 3/31/20; value: $3,121,094; United States Treasury Bonds 8.500% due 2/15/20; value: $12,651,275; repurchase proceeds: $15,459,434†† (cost $ 15,459,434)	$15,459,434

	Total Short-Term Investments (cost $15,459,434)	15,459,434

	Total Investments (cost $1,430,619,049) 100.3%	2,403,275,476

	Liabilities less Other Assets (0.3%)	(6,467,067)

	NET ASSETS 100.0%	$2,396,808,409

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 14).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 10).

††All or a portion of this security has been designated as collateral for purchase commitments (see Note 11).

‡‡Affiliated company (see Note 9).

ADR American Depositary Receipt.

See Notes to Financial Statements.

At March 31, 2015, Wasatch Small Cap Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Austria	0.4
Canada	1.3
Colombia	0.2
Germany	3.7
India	9.3
Ireland	2.2
Japan	0.8
United Arab Emirates	1.4
United Kingdom	0.8
United States	79.9

TOTAL	100.0%

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX) — Schedule of Investments	MARCH 31, 2015 (UNAUDITED)

Shares		Value

	COMMON STOCKS 99.2%

	Aerospace & Defense 2.5%
150,579	HEICO Corp., Class A	$7,459,684

	Airlines 2.9%
45,155	Allegiant Travel Co.	8,682,855

	Airport Services 1.0%
190,823	Wesco Aircraft Holdings, Inc.*	2,923,408

	Apparel Retail 1.3%
219,041	Chico’s FAS, Inc.	3,874,835

	Application Software 2.3%
152,103	Ebix, Inc.	4,620,889
104,880	Globant S.A.* (Luxembourg)	2,208,773

		6,829,662

	Asset Management & Custody Banks 1.9%
234,893	Manning & Napier, Inc.	3,055,958
19,326	Virtus Investment Partners, Inc.	2,527,261

		5,583,219

	Auto Parts & Equipment 2.1%
130,203	Dorman Products, Inc.*	6,477,599

	Computer & Electronics Retail 1.6%
129,044	GameStop Corp., Class A	4,898,510

	Consumer Finance 5.3%
31,431	Credit Acceptance Corp.*	6,129,045
71,022	Encore Capital Group, Inc.*	2,953,805
70,738	PRA Group, Inc.*	3,842,488
101,900	Shriram City Union Finance Ltd. (India)	3,207,718

		16,133,056

	Data Processing & Outsourced Services 3.3%
123,627	ExlService Holdings, Inc.*	4,598,925
102,951	Syntel, Inc.*	5,325,655

		9,924,580

	Diversified Banks 3.4%
2,552,010	City Union Bank Ltd. (India)	3,939,266
477,059	Yes Bank Ltd. (India)	6,189,522

		10,128,788

	Diversified Support Services 1.7%
136,892	Copart, Inc.*	5,143,032

	Electronic Manufacturing Services 1.5%
245,864	Fabrinet*	4,668,957

	Fertilizers & Agricultural Chemicals 1.3%
338,472	Intrepid Potash, Inc.*	3,909,352

	Footwear 1.9%
81,368	Skechers U.S.A., Inc., Class A*	5,851,173

	Health Care Facilities 3.1%
201,641	Ensign Group, Inc. (The)	9,448,897

	Health Care REITs 2.8%
624,747	CareTrust REIT, Inc.	8,471,569

	Health Care Services 3.9%
116,413	Air Methods Corp.*	5,423,682
193,695	LHC Group, Inc.*	6,397,746

		11,821,428

Shares		Value

	Home Improvement Retail 0.7%
71,000	Lumber Liquidators Holdings, Inc.*	$2,185,380

	Homebuilding 1.3%
230,007	LGI Homes, Inc.*	3,831,917

	Homefurnishing Retail 3.9%
209,724	Kirkland’s, Inc.*	4,980,945
200,620	Select Comfort Corp.*	6,915,371

		11,896,316

	Hotels & Resort REITs 2.4%
517,814	Summit Hotel Properties, Inc.	7,285,643

	Internet Retail 1.0%
134,481	MakeMyTrip Ltd.* (India)	2,953,203

	Internet Software & Services 2.0%
72,415	Cimpress N.V.*	6,110,378

	IT Consulting & Other Services 1.7%
83,460	EPAM Systems, Inc.*	5,115,263

	Life Sciences Tools & Services 0.9%
38,026	ICON plc* (Ireland)	2,681,974

	Mortgage REITs 3.9%
1,072,975	Arbor Realty Trust, Inc.	7,489,366
539,670	MFA Financial, Inc.	4,241,806

		11,731,172

	Oil & Gas Exploration & Production 2.2%
460,274	Northern Oil and Gas, Inc.*	3,548,712
188,584	Ultra Petroleum Corp.*	2,947,568

		6,496,280

	Oil & Gas Refining & Marketing 2.6%
135,662	World Fuel Services Corp.	7,797,852

	Personal Products 2.8%
138,730	Nu Skin Enterprises, Inc., Class A	8,352,933

	Pharmaceuticals 3.7%
60,471	Mallinckrodt plc*	7,658,652
3,482,538	Marksans Pharma Ltd. (India)	3,436,281

		11,094,933

	Regional Banks 8.6%
310,491	Customers Bancorp, Inc.*	7,563,561
203,154	MidSouth Bancorp, Inc.	2,996,521
160,183	Pinnacle Financial Partners, Inc.	7,121,736
82,869	Prosperity Bancshares, Inc.	4,348,965
104,495	Webster Financial Corp.	3,871,540

		25,902,323

	Research & Consulting Services 2.6%
240,476	Acacia Research Corp.	2,573,093
281,421	Franklin Covey Co.*	5,420,169

		7,993,262

	Semiconductor Equipment 2.0%
340,785	PDF Solutions, Inc.*	6,106,867

	Semiconductors 2.8%
109,058	Diodes, Inc.*	3,114,696
676,132	Sigma Designs, Inc.*	5,429,340

		8,544,036

	Systems Software 3.0%
417,147	AVG Technologies N.V.*	9,031,233

	Technology Distributors 0.9%
251,079	Electro Rent Corp.	2,847,236

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX) — Schedule of Investments (continued)	MARCH 31, 2015 (UNAUDITED)

Shares		Value

	Trading Companies & Distributors 0.9%
36,696	MSC Industrial Direct Co., Inc., Class A	$2,649,451

	Trucking 5.5%
141,930	Knight Transportation, Inc.	4,577,243
34,971	Old Dominion Freight Line, Inc.*	2,703,258
112,754	Saia, Inc.*	4,995,002
171,841	Universal Truckload Services, Inc.	4,326,956

		16,602,459

	Total Common Stocks (cost $229,295,492)	299,440,715

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.6%

	Repurchase Agreement 1.6%
$4,952,637	Repurchase Agreement dated 3/31/15, 0.00% due 4/1/15 with State Street Bank and Trust Co. collateralized by $3,750,000 of United States Treasury Bonds 8.500% due 2/15/20; value: $5,057,813; repurchase proceeds: $4,952,637 (cost $4,952,637)	$4,952,637

	Total Short-Term Investments (cost $4,952,637)	4,952,637

	Total Investments (cost $234,248,129) 100.8%	304,393,352

	Liabilities less Other Assets (0.8%)	(2,348,776)

	NET ASSETS 100.0%	$302,044,576

	*Non-income producing. REIT Real Estate Investment Trust. See Notes to Financial Statements.

At March 31, 2015, Wasatch Small Cap Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
India	6.6
Ireland	0.9
Luxembourg	0.7
United States	91.8

TOTAL	100.0%

WASATCH STRATEGIC INCOME FUND (WASIX) — Schedule of Investments	MARCH 31, 2015 (UNAUDITED)

Shares		Value

	COMMON STOCKS 82.4%

	Asset Management & Custody Banks 10.9%
153,000	American Capital Senior Floating Ltd.	$2,004,300
240,000	FS Investment Corp.	2,433,600
496,300	Medallion Financial Corp.	4,595,738
176,100	NorthStar Asset Management Group, Inc.	4,110,174

		13,143,812

	Broadcasting 3.5%
70,000	CBS Corp., Class B	4,244,100

	Cable & Satellite 2.0%
43,500	Comcast Corp., Class A	2,456,445

	Consumer Finance 6.0%
46,530	Capital One Financial Corp.	3,667,495
62,500	Discover Financial Services	3,521,875

		7,189,370

	Data Processing & Outsourced Services 5.7%
41,000	MasterCard, Inc., Class A	3,541,990
49,740	Visa, Inc., Class A	3,253,493

		6,795,483

	Diversified REITs 0.2%
177,857	Star Asia Financial Ltd.* *** †	266,786

	Drug Retail 1.0%
11,400	CVS Health Corp.	1,176,594

	Health Care Services 1.8%
18,240	Chemed Corp.	2,177,856

	Integrated Oil & Gas 5.6%
26,400	Occidental Petroleum Corp.	1,927,200
165,414	Suncor Energy, Inc. (Canada)	4,832,246

		6,759,446

	Integrated Telecommunication Services 2.1%
52,000	Verizon Communications, Inc.	2,528,760

	Mortgage REITs 22.9%
194,000	Capstead Mortgage Corp.	2,283,380
94,491	Colony Financial, Inc.	2,449,207
192,200	Great Ajax Corp.*	2,792,666
600,000	MFA Financial, Inc.	4,716,000
265,100	NorthStar Realty Finance Corp.	4,803,612
162,200	Starwood Property Trust, Inc.	3,941,460
338,000	Two Harbors Investment Corp.	3,589,560
160,568	ZAIS Financial Corp.	2,864,533

		27,440,418

	Movies & Entertainment 1.0%
11,100	Walt Disney Co. (The)	1,164,279

	Oil & Gas Drilling 1.3%
23,500	Helmerich & Payne, Inc.	1,599,645

	Oil & Gas Exploration & Production 1.7%
339,492	Evolution Petroleum Corp.	2,019,977

	Personal Products 4.7%
66,374	Herbalife Ltd.	2,838,152
47,000	Nu Skin Enterprises, Inc., Class A	2,829,870

		5,668,022

	Railroads 1.9%
34,100	Canadian National Railway Co. (Canada)	2,283,023

Shares		Value

	Restaurants 1.4%
16,600	McDonald’s Corp.	$1,617,504

	Semiconductors 1.9%
47,000	Microchip Technology, Inc.	2,298,300

	Technology Hardware, Storage & Peripherals 3.0%
15,600	Apple, Inc.	1,941,108
65,000	EMC Corp.	1,661,400

		3,602,508

	Trading Companies & Distributors 3.8%
56,500	TAL International Group, Inc.*	2,301,245
9,430	W.W. Grainger, Inc.	2,223,688

		4,524,933

	Total Common Stocks (cost $87,679,555)	98,957,261

	EXCHANGE-TRADED FUNDS 2.0%

	Asset Management & Custody Banks 2.0%
30,600	PowerShares Dynamic Pharmaceuticals Portfolio	2,337,840

	Total Exchange-Traded Funds (cost $886,703)	2,337,840

	LIMITED PARTNERSHIP INTEREST 10.9%

	Asset Management & Custody Banks 8.1%
	Blackstone Group L.P.	5,129,591
	KKR & Co. L.P.	4,550,595

		9,680,186

	Oil & Gas Storage & Transportation 2.8%
	Magellan Midstream Partners L.P.	3,373,859

	Total Limited Partnership Interest (cost $12,005,449)	13,054,045

Principal Amount		Value

	CORPORATE BONDS 0.0%

	Gold 0.0%
$206,604	Redcorp Ventures Ltd., 13.00%, 7/11/12, Series D* *** † §§ (Canada)	$848

	Total Corporate Bonds (cost $152,583)	848

WASATCH STRATEGIC INCOME FUND (WASIX) — Schedule of Investments (continued)	MARCH 31, 2015 (UNAUDITED)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 4.4%

	Repurchase Agreement 4.4%
$ 5,331,489	Repurchase Agreement dated 3/31/15, 0.00% due 4/1/15 with State Street Bank and Trust Co. collateralized by $5,480,000 of United States Treasury Notes 1.625% due 11/15/22; value: $5,438,900; repurchase proceeds: $5,331,489 (cost $5,331,489)	$5,331,489

	Total Short-Term Investments (cost $5,331,489)	5,331,489

	Total Investments (cost $106,055,779) 99.7%	119,681,483

	Other Assets less Liabilities 0.3%	408,027

	NET ASSETS 100.0%	$120,089,510

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 14).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 10).

§§In default.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2015, Wasatch Strategic Income Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	6.2
United States	93.8

TOTAL	100.0%

WASATCH ULTRA GROWTH FUND (WAMCX) — Schedule of Investments	MARCH 31, 2015 (UNAUDITED)

Shares		Value

	COMMON STOCKS 89.4%

	Air Freight & Logistics 1.3%
56,079	Echo Global Logistics, Inc.*	$1,528,713

	Apparel, Accessories & Luxury Goods 0.4%
2,317	Page Industries Ltd. (India)	507,792

	Application Software 5.7%
94,652	Exa Corp.*	1,124,466
45,289	Globant S.A.* (Luxembourg)	953,786
24,367	Interactive Intelligence Group, Inc.*	1,003,433
30,215	QLIK Technologies, Inc.*	940,593
14,001	Ultimate Software Group, Inc.*	2,379,540

		6,401,818

	Biotechnology 9.2%
83,574	Argos Therapeutics, Inc.*	744,644
69,159	Cellular Dynamics International, Inc.*	1,136,282
84,974	ChemoCentryx, Inc.*	641,554
226,041	Cytokinetics, Inc.*	1,532,558
12,442	Esperion Therapeutics, Inc.*	1,152,129
16,638	Exact Sciences Corp.*	366,369
41,866	GlobeImmune, Inc.*	307,296
95,791	Inovio Pharmaceuticals, Inc.*	781,655
107,993	Sangamo BioSciences, Inc.*	1,693,330
56,910	Seattle Genetics, Inc.*	2,011,769

		10,367,586

	Building Products 1.2%
24,894	Trex Co., Inc.*	1,357,470

	Consumer Finance 0.6%
166,076	Mahindra & Mahindra Financial Services Ltd. (India)	670,076

	Data Processing & Outsourced Services 1.2%
26,728	Syntel, Inc.*	1,382,639

	Diversified Banks 3.4%
1,048,081	City Union Bank Ltd. (India)	1,617,811
169,251	Yes Bank Ltd. (India)	2,195,919

		3,813,730

	Electrical Components & Equipment 2.2%
41,650	Polypore International, Inc.*	2,453,185

	Electronic Equipment & Instruments 0.4%
38,105	Control4 Corp.*	456,498

	Electronic Manufacturing Services 1.9%
23,441	IPG Photonics Corp.*	2,172,981

	Environmental & Facilities Services 1.1%
25,556	Waste Connections, Inc.	1,230,266

	Footwear 0.9%
14,934	Skechers U.S.A., Inc., Class A*	1,073,904

	Health Care Equipment 5.6%
117,670	AtriCure, Inc.*	2,411,058
1,158,664	Cardica, Inc.*	729,611
24,522	Entellus Medical, Inc.*	537,032
70,512	Novadaq Technologies, Inc.* (Canada)	1,145,115
16,545	NuVasive, Inc.*	760,904
63,605	Tandem Diabetes Care, Inc.*	802,695

		6,386,415

Shares		Value

	Health Care Services 0.8%
20,203	IPC Healthcare, Inc.*	$942,268

	Homebuilding 2.0%
50,342	Installed Building Products, Inc.*	1,095,442
67,462	LGI Homes, Inc.*	1,123,917

		2,219,359

	Human Resource & Employment Services 1.1%
44,694	Paylocity Holding Corp.*	1,280,036

	Industrial Machinery 1.8%
29,136	Proto Labs, Inc.*	2,039,520

	Internet Retail 1.8%
91,178	MakeMyTrip Ltd.* (India)	2,002,269

	Internet Software & Services 11.0%
73,776	Amber Road, Inc.*	682,428
21,769	Cimpress N.V.*	1,836,868
78,686	Cornerstone OnDemand, Inc.*	2,273,239
19,537	Cvent, Inc.*	547,818
14,390	Demandware, Inc.*	876,351
40,310	MaxPoint Interactive, Inc.*	386,170
33,859	Reis, Inc.	868,145
107,057	SciQuest, Inc.*	1,812,475
8,126	Shutterstock, Inc.*	558,012
28,084	SPS Commerce, Inc.*	1,884,436
45,380	Xoom Corp.*	666,632
91,388	Xtera Communications, Inc.* *** †	914

		12,393,488

	IT Consulting & Other Services 2.0%
35,413	Cognizant Technology Solutions Corp., Class A*	2,209,417

	Life Sciences Tools & Services 1.3%
20,702	ICON plc* (Ireland)	1,460,112

	Managed Health Care 1.1%
26,757	HealthEquity, Inc.*	668,657
71,667	Trupanion, Inc.*	573,336

		1,241,993

	Oil & Gas Exploration & Production 1.3%
112,722	Northern Oil and Gas, Inc.*	869,087
40,207	Ultra Petroleum Corp.*	628,435

		1,497,522

	Oil & Gas Refining & Marketing 0.3%
144,050	Amyris, Inc.*	345,720

	Packaged Foods & Meats 1.4%
15,963	GlaxoSmithKline Consumer Healthcare Ltd. (India)	1,606,981

	Pharmaceuticals 5.1%
4,431	Aerie Pharmaceuticals, Inc.*	138,868
8,223	Auris Medical Holding AG* (Switzerland)	43,993
61,788	Cardiovascular Systems, Inc.*	2,412,203
37,005	Cempra, Inc.*	1,269,642
65,460	Egalet Corp.*	846,398
43,031	Intra-Cellular Therapies, Inc.*	1,027,580

		5,738,684

	Regional Banks 1.0%
45,797	Customers Bancorp, Inc.*	1,115,615

	Restaurants 2.3%
85,378	Jubilant Foodworks Ltd.* (India)	2,022,059
16,943	Zoe’s Kitchen, Inc.*	564,033

		2,586,092

WASATCH ULTRA GROWTH FUND (WAMCX) — Schedule of Investments (continued)	MARCH 31, 2015 (UNAUDITED)

Shares		Value

	Semiconductor Equipment 2.5%
157,126	PDF Solutions, Inc.*	$2,815,698

	Semiconductors 5.3%
20,085	Cavium, Inc.*	1,422,420
22,241	NVE Corp.	1,532,850
57,804	Power Integrations, Inc.	3,010,432

		5,965,702

	Specialized Consumer Services 0.7%
52,963	LifeLock, Inc.*	747,308

	Specialized Finance 0.6%
22,618	CRISIL Ltd. (India)	726,450

	Specialty Chemicals 2.4%
39,512	Balchem Corp.	2,188,175
468,099	EcoSynthetix, Inc.* (Canada)	498,803

		2,686,978

	Systems Software 6.7%
65,638	FleetMatics Group plc*	2,943,864
85,126	Infoblox, Inc.*	2,031,958
5,798	NetSuite, Inc.*	537,823
146,509	TubeMogul, Inc.*	2,024,754

		7,538,399

	Technology Hardware, Storage & Peripherals 0.7%
128,690	Intevac, Inc.*	790,156

	Trucking 1.1%
38,441	Knight Transportation, Inc.	1,239,722

	Total Common Stocks (cost $71,235,647)	100,992,562

	PREFERRED STOCKS 1.5%

	Biotechnology 0.1%
169,492	Nanosys, Inc., Series D Pfd.* *** †	85,594
40,380	Nanosys, Inc., Series E Pfd.* *** †	45,625

		131,219

	Health Care Technology 0.6%
253,064	Data Sciences International, Inc., Series B Pfd.* *** †	730,874
243,902	TherOx, Inc., Series I Pfd.* *** †	2,439

		733,313

	Oil & Gas Equipment & Services 0.8%
435,920	Drilling Info Holdings, Inc., Series B Pfd.* *** †	856,932

	Total Preferred Stocks (cost $3,171,238)	1,721,464

Shares		Value

	LIMITED PARTNERSHIP INTEREST 3.7%

	Asset Management & Custody Banks 3.7%
	Greenspring Global Partners II-B, L.P.*** †	$2,737,007
	Greenspring Global Partners III-B, L.P.*** †	1,436,735

		4,173,742

	Total Limited Partnership Interest (cost $4,351,617)	4,173,742

Principal Amount		Value

	SHORT-TERM INVESTMENTS 7.0%

	Repurchase Agreement 7.0%
$7,944,937	Repurchase Agreement dated 3/31/15, 0.00% due 4/1/15 with State Street Bank and Trust Co. collateralized by $6,010,000 of United States Treasury Notes 8.500% due 2/15/20; value: $8,105,988; repurchase proceeds: $7,944,937†† (cost $7,944,937)	$7,944,937

	Total Short-Term Investments (cost $7,944,937)	7,944,937

	Total Investments (cost $86,703,439) 101.6%	114,832,705

	Liabilities less Other Assets (1.6%)	(1,859,779)

	NET ASSETS 100.0%	$112,972,926

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 14).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 10).

††All or a portion of this security has been designated as collateral for purchase commitments (see Note 11).

See Notes to Financial Statements.

At March 31, 2015, Wasatch Ultra Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	1.5
India	10.6
Ireland	1.4
Luxembourg	0.9
Switzerland	<0.1
United States	85.6

TOTAL	100.0%

WASATCH WORLD INNOVATORS FUND (WAGTX) — Schedule of Investments	MARCH 31, 2015 (UNAUDITED)

Shares		Value

	COMMON STOCKS 91.1%

	Alternative Carriers 1.0%
529,670	Gamma Communications plc* (United Kingdom)	$2,125,822

	Asset Management & Custody Banks 3.9%
34,290	Ameriprise Financial, Inc.	4,486,504
105,375	NorthStar Asset Management Group, Inc.	2,459,452
5,586	VZ Holding AG (Switzerland)	1,091,801

		8,037,757

	Automotive Retail 3.6%
243,404	Mekonomen AB (Sweden)	6,418,770
50,201	Yellow Hat Ltd. (Japan)	1,074,884

		7,493,654

	Biotechnology 5.3%
1,356,739	Abcam plc (United Kingdom)	9,782,311
81,100	Bioventix plc (United Kingdom)	1,059,886

		10,842,197

	Broadcasting 2.0%
68,300	CBS Corp., Class B	4,141,029

	Cable & Satellite 3.1%
54,182	Comcast Corp., Class A	3,059,658
23,884	DIRECTV*	2,032,528
8,000	Time Warner Cable, Inc.	1,199,040

		6,291,226

	Computer & Electronics Retail 1.5%
50,149	Groupe Fnac* (France)	3,113,751

	Consumer Electronics 0.6%
230,909	Sprue Aegis plc (United Kingdom)	1,208,804

	Consumer Finance 7.6%
74,500	Capital One Financial Corp.	5,872,090
111,000	Discover Financial Services	6,254,850
34,000	Encore Capital Group, Inc.*	1,414,060
226,000	SLM Corp.*	2,097,280

		15,638,280

	Data Processing & Outsourced Services 4.3%
52,750	MasterCard, Inc., Class A	4,557,072
66,780	Visa, Inc., Class A	4,368,080

		8,925,152

	Drug Retail 0.7%
14,298	CVS Health Corp.	1,475,697

	Education Services 4.2%
1,202,000	Kroton Educacional S.A. (Brazil)	3,847,447
142,915	TAL Education Group ADR* (China)	4,747,636

		8,595,083

	Fertilizers & Agricultural Chemicals 1.2%
22,200	Monsanto Co.	2,498,388

	Food Retail 1.8%
90,088	Arcs Co. Ltd. (Japan)	2,164,035
33,828	Axial Retailing, Inc. (Japan)	1,008,339
134,402	Majestic Wine plc (United Kingdom)	598,302

		3,770,676

Shares		Value

	Health Care Equipment 5.1%
39,009	Carl Zeiss Meditec AG (Germany)	$1,019,807
99,146	DiaSorin S.p.A. (Italy)	4,357,731
215,000	Nikkiso Co. Ltd. (Japan)	1,927,086
1,046,701	Sorin S.p.A.* (Italy)	3,203,399

		10,508,023

	Health Care Services 1.7%
98,511	Bio-Reference Laboratories, Inc.*	3,471,528

	Health Care Supplies 2.8%
2,266,184	Advanced Medical Solutions Group plc (United Kingdom)	4,543,440
30,682	Guerbet (France)	1,205,892

		5,749,332

	Health Care Technology 2.2%
79,340	Computer Programs and Systems, Inc.	4,304,988
6,716	Software Service, Inc. (Japan)	244,707

		4,549,695

	Home Entertainment Software 2.8%
64,316	Activision Blizzard, Inc.††	1,461,581
9,224	Nintendo Co. Ltd. (Japan)	1,359,355
111,708	Take-Two Interactive Software, Inc.*	2,843,527

		5,664,463

	Home Improvement Retail 0.5%
48,688	Arcland Sakamoto Co. Ltd. (Japan)	1,045,330

	Household Appliances 1.3%
133,355	SodaStream International Ltd.* (Israel)	2,701,772

	Hypermarkets & Super Centers 1.1%
27,677	PriceSmart, Inc. (Costa Rica)	2,351,992

	Industrial Machinery 1.4%
107,502	Arcam AB* (Sweden)	1,968,867
26,377	Rotork plc (United Kingdom)	970,695

		2,939,562

	Internet Retail 3.9%
5,510	Amazon.com, Inc.*	2,050,271
3,000	Priceline Group, Inc. (The)*	3,492,450
91,240	Start Today Co. Ltd. (Japan)	2,407,759

		7,950,480

	Internet Software & Services 4.6%
26,000	Alibaba Group Holding Ltd. ADR* (China)	2,164,240
36,159	eBay, Inc.*	2,085,651
8,365	Google, Inc., Class A*	4,640,066
287,920	NetGem S.A. (France)	568,896
6,528	Xtera Communications, Inc.* *** †	65

		9,458,918

	IT Consulting & Other Services 2.8%
91,564	Cognizant Technology Solutions Corp., Class A*	5,712,678

	Leisure Products 1.5%
1,383,283	Photo-Me International plc (United Kingdom)	3,019,842

	Life Sciences Tools & Services 1.1%
17,490	Tecan Group AG (Switzerland)	2,293,977

	Oil & Gas Equipment & Services 0.6%
12,000	Core Laboratories N.V.	1,253,880

	Oil & Gas Refining & Marketing 1.3%
46,900	World Fuel Services Corp.	2,695,812

WASATCH WORLD INNOVATORS FUND (WAGTX) — Schedule of Investments (continued)	MARCH 31, 2015 (UNAUDITED)

Shares		Value

	Personal Products 2.6%
53,701	Herbalife Ltd.*	$2,296,255
52,000	Nu Skin Enterprises, Inc., Class A	3,130,920

		5,427,175

	Pharmaceuticals 2.2%
23,263	Valeant Pharmaceuticals International, Inc.* (Canada)	4,620,497

	Publishing 1.1%
131,991	New York Times Co. (The)	1,816,196
32,642	Proto Corp. (Japan)	529,359

		2,345,555

	Restaurants 1.5%
273,156	Domino’s Pizza Group plc (United Kingdom)	3,145,926

	Semiconductors 1.0%
41,600	Microchip Technology, Inc.	2,034,240

	Specialized Finance 3.0%
74,410	MarketAxess Holdings, Inc.	6,168,589

	Specialty Stores 0.6%
26,706	Fenix Outdoor International AG* (Sweden)	1,293,981

	Technology Hardware, Storage & Peripherals 1.7%
3,000	Apple, Inc.	373,290
40,000	EMC Corp.	1,022,400
352,102	Xaar plc (United Kingdom)	2,154,377

		3,550,067

	Thrifts & Mortgage Finance 0.9%
10,000	Nationstar Mortgage Holdings, Inc.*	247,700
93,000	PennyMac Financial Services, Inc., Class A*	1,578,210

		1,825,910

	Wireless Telecommunication Services 1.0%
124,600	MTN Group Ltd. (South Africa)	2,104,426

	Total Common Stocks (cost $154,988,050)	188,041,166

	LIMITED PARTNERSHIP INTEREST 0.2%

	Asset Management & Custody Banks 0.2%
	Greenspring Global Partners II-B, L.P.*** †	304,111

	Total Limited Partnership Interest (cost $314,530)	304,111

Principal Amount		Value

	SHORT-TERM INVESTMENTS 9.3%

	Repurchase Agreement 9.3%
$19,131,681	Repurchase Agreement dated 3/31/15, 0.00% due 4/1/15 with State Street Bank and Trust Co. collateralized by $19,540,000 of United States Treasury Notes 1.375% due 3/31/20; value: $19,515,575; repurchase proceeds: $19,131,681†† (cost $19,131,681)	$19,131,681

	Total Short-Term Investments (cost $19,131,681)	19,131,681

	Total Investments (cost $174,434,261) 100.6%	207,476,958

	Liabilities less Other Assets (0.6%)	(1,148,161)

	NET ASSETS 100.0%	$206,328,797

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 14).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 10).

††All or a portion of this security has been designated as collateral for purchase commitments (see Note 11).

ADR American Depositary Receipt.

See Notes to Financial Statements.

At March 31, 2015, Wasatch World Innovators Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	2.0
Canada	2.5
China	3.7
Costa Rica	1.3
France	2.6
Germany	0.5
Israel	1.4
Italy	4.0
Japan	6.3
South Africa	1.1
Sweden	5.1
Switzerland	1.8
United Kingdom	15.2
United States	52.5

TOTAL	100.0%

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Schedule of Investments	MARCH 31, 2015 (UNAUDITED)

Principal Amount		Value

	ASSET-BACKED SECURITIES 8.2%

$1,000,000	Avis Budget Rental Car Funding AESOP, LLC, 2.50%, 7/20/21, Series 2015-1A, Class A†	$1,007,403
1,000,000	Cabela’s Master Credit Card Trust, 2.29%, 9/17/18, Series 2010-2A, Class A1†	1,007,813
1,500,000	Citibank Credit Card Issuance Trust, 5.65%, 9/20/19, Series 2007-A8, Class A8	1,661,898
1,250,000	GE Capital Credit Card Master Note Trust, 2.22%, 1/15/22, Series 2012-2, Class A	1,261,382
1,000,000	Hertz Vehicle Financing, LLC, 1.83%, 8/25/19, Series 2013-1A, Class A2†	996,487
1,000,000	PFS Financing Corp., 0.775%, 2/15/19, Series 2014-AA, Class A† †††	997,237
585,000	World Financial Network Credit Card Master Trust, 1.76%, 5/17/21, Series 2012-B, Class A	590,223
1,400,000	World Financial Network Credit Card Master Trust, 3.14%, 1/17/23, Series 2012-A, Class A	1,469,250

	Total Asset-Backed Securities (cost $9,031,558)	8,991,693

	COLLATERALIZED MORTGAGE OBLIGATIONS 12.7%

376,427	Federal Home Loan Mortgage Corp., 1.50%, 9/15/22, Series 3760, Class BA	377,585
755,596	Federal Home Loan Mortgage Corp., 1.50%, 7/15/23, Series 4221, Class HJ	763,862
52,673	Federal Home Loan Mortgage Corp., 1.50%, 4/15/24, Series 3780, Class TA	53,154
14,151	Federal Home Loan Mortgage Corp., 2.345%, 8/1/33, Series 847281†††	14,820
62,973	Federal Home Loan Mortgage Corp., 2.425%, 5/1/31, Series 847292†††	66,565
64,338	Federal Home Loan Mortgage Corp., 2.428%, 12/1/32, Series 847527†††	68,806
216,890	Federal Home Loan Mortgage Corp., 2.869%, 1/1/25, Series 775629†††	226,283
147,884	Federal Home Loan Mortgage Corp., 3.095%, 5/1/25, Series 775617†††	157,084
44,174	Federal Home Loan Mortgage Corp., 5.50%, 10/1/25, Series C90925	49,509
171,542	Federal Home Loan Mortgage Corp., 5.50%, 8/1/29, Series C46102	193,461
259,067	Federal National Mortgage Assoc., 1.961%, 12/1/35, Series 848390†††	272,136
374,885	Federal National Mortgage Assoc., 2.055%, 1/1/35, Series 825245†††	395,613
94,294	Federal National Mortgage Assoc., 2.16%, 11/1/34, Series 782320†††	99,930
92,296	Federal National Mortgage Assoc., 2.399%, 2/1/21, Series 313380†††	94,638
65,019	Federal National Mortgage Assoc., 2.758%, 1/1/18, Series 57735†††	65,194
1,124,845	Federal National Mortgage Assoc., 3.00%, 1/1/28, Series AB7546	1,183,503
130,284	Federal National Mortgage Assoc., 3.50%, 6/25/23, Series 2003-46, Class LD	136,216
1,598,190	Federal National Mortgage Assoc., 3.50%, 6/1/32, Series AL2525	1,701,743
1,092,527	Federal National Mortgage Assoc., 3.50%, 5/1/33, Series AB9412	1,155,276
121,125	Federal National Mortgage Assoc., 3.875%, 1/25/39, Series 2009-2, Class WJ	128,093

Principal Amount		Value

$ 28,853	Federal National Mortgage Assoc., 4.00%, 10/25/32, Series 2003-28, Class GA	$29,180
66,660	Federal National Mortgage Assoc., 4.078%, 7/1/19, Series 070377†††	69,808
81,547	Federal National Mortgage Assoc., 4.50%, 6/25/29, Series 2005-121, Class V	81,993
214,473	Federal National Mortgage Assoc., 5.50%, 5/25/23, Series 2003-42, Class EK	235,243
207,651	Government National Mortgage Assoc., 1.625%, 1/20/30, Series 80364†††	215,305
510,134	Government National Mortgage Assoc., 1.625%, 6/20/30, Series 80416†††	529,590
421,114	Government National Mortgage Assoc., 1.625%, 9/20/34, Series 81054†††	435,766
179,344	Government National Mortgage Assoc., 2.125%, 7/20/34, Series 80987†††	184,971
386,434	Government National Mortgage Assoc., 3.00%, 8/20/38, Series 2010-47, Class CG	395,103
336,087	Government National Mortgage Assoc., 3.00%, 12/20/38, Series 2010-89, Class PA	344,207
699,348	Government National Mortgage Assoc., 3.00%, 5/20/39, Series 2010-68, Class YE	719,544
397,244	Government National Mortgage Assoc., 3.50%, 1/20/37, Series 2009-31, Class PD	400,772
100,681	Government National Mortgage Assoc., 4.00%, 6/20/38, Series 2009-69, Class WC	102,386
507,781	Government National Mortgage Assoc., 4.00%, 9/20/38, Series 2009-108, Class WG	531,757
394,792	Government National Mortgage Assoc., 4.00%, 3/20/39, Series 2009-31, Class TA	414,321
417,348	Government National Mortgage Assoc., 4.00%, 4/16/39, Series 2009-110, Class AB	445,865
359,500	Government National Mortgage Assoc., 4.00%, 8/20/39, Series 2009-69, Class PV	381,629
76,565	Government National Mortgage Assoc., 4.50%, 6/20/34, Series 2009-101, Class G	77,046
38,042	Government National Mortgage Assoc., 4.50%, 8/16/35, Series 2009-62, Class DT	38,136
213,761	Government National Mortgage Assoc., 4.50%, 2/20/38, Series 2009-55, Class NP	228,604
342,435	Government National Mortgage Assoc., 4.50%, 3/20/39, Series 2009-14, Class AG	369,317
346,938	Government National Mortgage Assoc., 5.00%, 7/20/34, Series 2004-105, Class MC	362,502
44,682	Government National Mortgage Assoc., 5.00%, 8/20/39, Series 004513	47,641

	Total Collateralized Mortgage Obligations (cost $13,584,504)	13,844,157

	CORPORATE BONDS 43.6%

	Aerospace & Defense 1.0%
1,000,000	Lockheed Martin Corp., 3.35%, 9/15/21	1,061,183

	Air Freight & Logistics 0.6%
620,000	United Parcel Service, Inc., 5.50%, 1/15/18	692,920

	Automotive Retail 0.7%
775,000	AutoZone, Inc., 5.50%, 11/15/15	797,835

	Beverages — Non-alcoholic 1.3%
500,000	PepsiAmericas, Inc., 5.00%, 5/15/17	539,121
750,000	PepsiCo, Inc., 5.00%, 6/1/18	831,166

		1,370,287

	Brewers 0.9%
1,000,000	Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22	986,574

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Schedule of Investments (continued)

Principal Amount		Value

	CORPORATE BONDS (continued)
	Construction Machinery & Heavy Trucks 1.4%
$ 500,000	Caterpillar Financial Services Corp., 5.85%, 9/1/17 MTN	$555,106
1,000,000	John Deere Capital Corp., 2.25%, 4/17/19	1,021,114

		1,576,220

	Consumer Finance 0.9%
1,000,000	American Express Credit Corp., 2.25%, 8/15/19 MTN	1,014,489

	Cosmetics & Toiletries 0.4%
360,625	Procter & Gamble — ESOP, 9.36%, 1/1/21, Series A	445,554

	Diversified Banks 7.4%
750,000	Bank of America Corp., 2.60%, 1/15/19	763,344
1,000,000	Bank of America Corp., 3.75%, 7/12/16, Series 1	1,030,751
1,000,000	Bank of Montreal, 1.30%, 7/14/17 MTN (Canada)	1,003,160
1,250,000	Goldman Sachs Group, Inc. (The), 4.00%, 3/3/24	1,321,065
1,000,000	Sallie Mae Bank, 1.00%, 10/11/16, Series 0000	1,003,657
1,000,000	US Bancorp, 2.20%, 11/15/16 MTN	1,021,000
1,125,000	US Bancorp, 3.00%, 3/15/22 MTN	1,165,383
700,000	Wachovia Corp., 5.75%, 2/1/18 MTN	782,765

		8,091,125

	Diversified Financial Services 3.4%
1,000,000	General Electric Capital Corp., 4.65%, 10/17/21 MTN	1,131,778
1,350,000	General Electric Capital Corp., 5.40%, 2/15/17 MTN	1,460,929
1,000,000	General Electric Capital Corp., 5.625%, 5/1/18 MTN	1,122,839

		3,715,546

	Enterprise Software & Services 1.1%
1,250,000	Oracle Corp., 2.50%, 10/15/22	1,250,062

	Finance — Auto Loans 0.7%
750,000	PACCAR Financial Corp., 1.60%, 3/15/17 MTN	760,336

	Finance — Credit Card 1.0%
975,000	American Express Co., 6.15%, 8/28/17	1,083,931

	Finance — Other Services 0.5%
500,000	Sun Canada Financial Co., 7.25%, 12/15/15†	521,454

	Financial Services 0.5%
500,000	Northern Trust Corp., 3.95%, 10/30/25	537,140

	Instruments — Scientific 0.7%
700,000	Thermo Fisher Scientific, Inc., 4.70%, 5/1/20	770,610

	Integrated Oil & Gas 0.7%
750,000	BP Capital Markets plc, 1.375%, 5/10/18 (United Kingdom)	746,637

	Integrated Telecommunication Services 1.0%
87,394	Ameritech Capital Funding, 9.10%, 6/1/16	93,525
870,000	AT&T, Inc., 5.50%, 2/1/18	957,733

		1,051,258

	Investment Banking & Brokerage 1.1%
1,000,000	Morgan Stanley, 5.50%, 7/24/20 MTN	1,146,962

Principal Amount		Value

	Medical Instruments 1.1%
$ 1,100,000	Medtronic, Inc., 4.45%, 3/15/20	$1,223,908

	Medical — Drugs 0.7%
575,000	Pharmacia Corp., 6.75%, 12/15/27	770,826

	Medical — Health Maintenance Organizations 2.0%
1,000,000	Anthem, Inc., 4.35%, 8/15/20	1,103,828
1,000,000	Coventry Health Care, Inc., 5.95%, 3/15/17	1,092,524

		2,196,352

	Movies & Entertainment 1.3%
1,000,000	Walt Disney Co. (The), 2.75%, 8/16/21	1,041,491
350,000	Walt Disney Co. (The), 6.00%, 7/17/17, Series C MTN	389,921

		1,431,412

	Multimedia 0.8%
800,000	NBCUniversal Media, LLC, 5.15%, 4/30/20	918,156

	Oil Companies — Integrated 0.8%
750,000	ConocoPhillips, 5.75%, 2/1/19	861,346

	Other Diversified Financial Services 1.4%
1,350,000	JPMorgan Chase & Co., 4.35%, 8/15/21	1,484,957

	Pharmaceuticals 2.5%
1,000,000	AbbVie, Inc., 1.75%, 11/6/17	1,003,547
745,000	AstraZeneca plc, 5.90%, 9/15/17 (United Kingdom)	829,018
725,000	Pharmacia Corp., 6.50%, 12/1/18	847,427

		2,679,992

	Railroads 1.0%
1,000,000	Union Pacific Corp., 5.70%, 8/15/18	1,138,842

	Real Estate 0.9%
1,000,000	HCP, Inc., 3.15%, 8/1/22	991,622

	Regional Banks 3.3%
1,500,000	BB&T Corp., 2.15%, 3/22/17 MTN	1,527,309
1,200,000	Fifth Third Bancorp, 5.45%, 1/15/17	1,284,166
750,000	SunTrust Banks, Inc., 3.50%, 1/20/17	780,769

		3,592,244

	Semiconductor Equipment 0.2%
250,000	Applied Materials, Inc., 2.65%, 6/15/16	255,249

	Specialty Chemicals 1.3%
1,150,000	Lubrizol Corp., 8.875%, 2/1/19	1,435,223

	Steel 1.0%
1,000,000	Nucor Corp., 5.75%, 12/1/17	1,111,781

	Total Corporate Bonds (cost $46,872,394)	47,712,033

	MUNICIPAL BONDS 2.3%

650,000	Arizona State Transportation Board Highway Revenue, 5.00%, 7/1/23	687,914
651,370	Minnesota Housing Finance Agency, 2.70%, 9/1/41	639,405
500,000	Richmond Joint Powers Financing Authority, 8.25%, 7/1/19, Class B	555,230
500,000	State of Louisiana, 5.00%, 7/15/26, Series C	592,890

	Total Municipal Bonds (cost $2,349,686)	2,475,439

MARCH 31, 2015 (UNAUDITED)

Shares		Value

	EXCHANGE-TRADED FUNDS 0.9%

	Asset Management & Custody Banks 0.9%
$ 10,000	iShares S&P US Preferred Stock Index Fund ETF	$401,100
30,000	Market Vectors Preferred Securities ex-Financials ETF	622,410

		1,023,510

	Total Exchange-Traded Funds (cost $1,027,293)	1,023,510

Principal Amount		Value

	U.S. GOVERNMENT AGENCY SECURITIES 20.0%

$1,000,000	Federal Farm Credit Banks, 1.07%, 8/18/17	$1,002,314
1,250,000	Federal Farm Credit Banks, 2.00%, 1/29/20	1,250,241
1,050,000	Federal Farm Credit Banks, 2.60%, 10/6/22	1,082,481
1,000,000	Federal Home Loan Bank, 1.04%, 5/29/18	995,490
1,000,000	Federal Home Loan Bank, 1.15%, 11/28/17	1,002,068
1,000,000	Federal Home Loan Bank, 1.25%, 10/25/22, Series 0001##	996,074
1,000,000	Federal Home Loan Bank, 1.50%, 12/30/22##	1,001,236
2,000,000	Federal Home Loan Bank, 1.75%, 11/8/22, Series 0000##	1,998,102
1,000,000	Federal Home Loan Bank, 1.80%, 12/19/19##	1,002,194
700,000	Federal Home Loan Bank, 3.625%, 3/10/17	740,421
1,000,000	Federal Home Loan Mortgage Corp., 0.875%, 2/28/17 MTN	1,001,116
2,000,000	Federal Home Loan Mortgage Corp., 2.00%, 10/22/21 MTN	2,002,000
1,500,000	Federal Home Loan Mortgage Corp., 2.50%, 5/27/16	1,535,733
1,000,000	Federal National Mortgage Assoc., 1.00%, 12/28/18##	1,000,916
1,000,000	Federal National Mortgage Assoc., 1.625%, 8/8/19	1,001,556
700,000	Federal National Mortgage Assoc., 4.875%, 12/15/16	750,819
420,143	New Valley Generation IV, 4.687%, 1/15/22	459,404
800,000	Tennessee Valley Authority, 3.875%, 2/15/21	893,302
1,000,000	Tennessee Valley Authority, 6.25%, 12/15/17, Series E	1,141,192
1,000,000	Tennessee Valley Authority Generic Strip, 0.00%, 11/1/18, Series C###	946,323

	Total U.S. Government Agency Securities (cost $21,591,948)	21,802,982

	U.S. TREASURY NOTES 9.0%

1,500,000	U.S. Treasury Note, 3.625%, 2/15/20	1,662,070
3,125,000	U.S. Treasury Note, 3.25%, 12/31/16	3,274,903
4,450,000	U.S. Treasury Note, 3.625%, 8/15/19	4,893,959

	Total U.S. Treasury Notes (cost $9,686,960)	9,830,932

Shares		Value

	PREFERRED STOCKS 0.8%

	Investment Banking & Brokerage 0.2%
$ 10,000	Morgan Stanley Cap TR VI, 6.60%, Pfd.	$259,500

	Life & Health Insurance 0.2%
10,000	MetLife, Inc., 6.50%, Series B Pfd.§§§	259,100

	Other Diversified Financial Services 0.4%
15,000	JPMorgan Chase Capital XXIX, 6.70%, Pfd.	381,300

	Total Preferred Stocks (cost $876,467)	899,900

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.0%

	Repurchase Agreement 2.0%
$2,238,568	Repurchase Agreement dated 3/31/15, 0.00% due 4/1/15 with State Street Bank and Trust Co. collateralized by $2,290,000 of United States Treasury Notes 1.375% due 3/31/20; value: $2,287,138; repurchase proceeds: $2,238,568 (cost $2,238,568)	$2,238,568

	Total Short-Term Investments (cost $2,238,568)	2,238,568

	Total Investments (cost $107,259,378) 99.5%	108,819,214

	Other Assets less Liabilities 0.5%	502,388

	NET ASSETS 100.0%	$109,321,602

†Liquid security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933.

†††Variable rate securities.

§§§Perpetual maturity. Callable any time after first call date. Maturity date is next call date.

##Step bond. The rate shown is as of March 31, 2015 and will reset at a future date.

###Zero coupon bond.

ESOP Employee Stock Ownership Plan.

ETF Exchange-Traded Fund.

MTN Medium Term Note.

See Notes to Financial Statements.

At March 31, 2015, Wasatch-1st Source Income Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	0.9
United Kingdom	1.5
United States	97.6

TOTAL	100.0%

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Schedule of Investments	MARCH 31, 2015 (UNAUDITED)

Principal Amount		Value

	U.S. GOVERNMENT OBLIGATIONS 97.9%

$18,000,000	U.S. Treasury Bond, 2.50%, 2/15/45	$17,834,058
29,740,000	U.S. Treasury Bond, 2.75%, 8/15/42	30,955,147
10,500,000	U.S. Treasury Bond, 2.75%, 11/15/42	10,912,618
75,900,000	U.S. Treasury Bond, 3.00%, 11/15/44	83,163,858
39,000,000	U.S. Treasury Bond, 3.125%, 8/15/44	43,695,249
43,105,000	U.S. Treasury Bond, 3.375%, 5/15/44	50,496,818
44,400,000	U.S. Treasury Bond, 2.875%, 5/15/43	47,306,823
10,000,000	U.S. Treasury Bond, 3.125%, 2/15/42	11,178,120
18,100,000	U.S. Treasury Bond, 3.75%, 11/15/43	22,610,864
77,000,000	U.S. Treasury Strip, principal only, 5/15/44	36,008,819

	Total U.S. Government Obligations (cost $347,002,107)	354,162,374

	SHORT-TERM INVESTMENTS 1.5%

	Repurchase Agreement 1.5%
5,395,754	Repurchase Agreement dated 3/31/15, 0.00% due 4/1/15 with State Street Bank and Trust Co. collateralized by $4,085,000 of United States Treasury Bonds 8.500% due 2/15/20; value: $5,509,644; repurchase proceeds: $5,395,754 (cost $5,395,754)	5,395,754

	Total Short-Term Investments (cost $5,395,754)	5,395,754

	Total Investments (cost $352,397,861) 99.4%	359,558,128

	Other Assets less Liabilities 0.6%	2,043,990

	NET ASSETS 100.0%	$361,602,118

	See Notes to Financial Statements.

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WASATCH FUNDS — Statements of Assets and Liabilities

	CORE GROWTH FUND	EMERGING INDIA FUND	EMERGING MARKETS SELECT FUND

Assets:
Investments, at cost
Unaffiliated issuers	$579,471,277	$60,043,940	$50,501,283
Affiliated issuers[1]	—	—	—
Repurchase agreements	65,022,313	—	3,373,728

	$644,493,590	$60,043,940	$53,875,011

Investments, at market value
Unaffiliated issuers	$1,034,491,153	$77,977,303	$54,601,143
Affiliated issuers[1]	—	—	—
Repurchase agreements	65,022,313	—	3,373,728

	1,099,513,466	77,977,303	57,974,871
Cash	—	—	—
Foreign currency on deposit (cost of $0, $557,922, $11,515, $11,818,423, $926,907, $355,458, $0 and $3,896,520, respectively)	—	557,142	11,540
Receivable for investment securities sold	2,815,938	94,298	566,406
Capital shares receivable	1,702,389	61,760	11,134
Interest and dividends receivable	259,625	4,250	98,016
Prepaid expenses and other assets	36,049	23,277	23,947

Total Assets	1,104,327,467	78,718,030	58,685,914

Liabilities:
Payable for securities purchased	2,377,694	555,591	44
Capital shares payable	512,729	169,495	26,064
Payable to Advisor	916,837	94,660	49,734
Accrued fund administration fees	25,614	1,710	1,460
Accrued expenses and other liabilities	193,980	28,861	13,938
Foreign capital gains taxes payable	—	1,110,810	203,843
Line of credit payable	—	115,656	—

Total Liabilities	4,026,854	2,076,783	295,083

Net Assets	$1,100,300,613	$76,641,247	$58,390,831

Net Assets Consist of:
Capital stock	$178,958	$245,815	$57,370
Paid-in-capital in excess of par	631,001,207	60,868,303	57,458,327
Undistributed net investment loss	(4,482,121)	(907,185)	(500,119)
Undistributed net realized gain (loss) on investments and foreign currency transactions	18,582,099	(388,543)	(2,517,057)
Net unrealized appreciation on investments and foreign currency translations	455,020,470	16,822,857	3,892,310

Net Assets	$1,100,300,613	$76,641,247	$58,390,831

Net Assets
Investor Class	1,036,027,597	76,641,247	27,307,134
Institutional Class	64,273,016	—	31,083,697

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $.01 par value)
Investor Class	16,852,850	24,581,539	2,691,754
Institutional Class	1,042,912	—	3,045,264

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$61.47	$3.12	$10.14

Institutional Class	$61.63	$—	$10.21

[1]	See Note 9 for information on affiliated issuers.

See Notes to Financial Statements.

MARCH 31, 2015 (UNAUDITED)

EMERGING MARKETS SMALL CAP FUND	FRONTIER EMERGING SMALL COUNTRIES FUND	GLOBAL OPPORTUNITIES FUND	HERITAGE GROWTH FUND	INTERNATIONAL GROWTH FUND

$1,040,496,720	$1,113,136,453	$137,290,433	$—	$1,044,769,428
—	25,635,438	—	—	23,844,596
16,127,296	21,043,371	—	76,601,431	3,363,537

$1,056,624,016	$1,159,815,262	$137,290,433	$76,601,431	$1,071,977,561

$1,217,786,770	$1,160,892,363	$184,502,742	$—	$1,285,217,861
—	28,408,626	—	—	18,879,393
16,127,296	21,043,371	—	76,601,431	3,363,537

1,233,914,066	1,210,344,360	184,502,742	76,601,431	1,307,460,791
—	19,671,849	—	—	—

11,819,847	918,922	355,877	—	3,895,367
14,886,871	—	—	—	17,182,204
649,379	1,065,362	30,107	195	1,384,351
1,918,348	4,499,962	116,946	—	2,582,219
33,333	45,811	14,532	4,940	48,186

1,263,221,844	1,236,546,266	185,020,204	76,606,566	1,332,553,118

7,194,406	3,456,713	355,841	—	6,357,979
656,519	3,390,216	100,386	1,379,583	1,077,853
1,819,335	1,866,874	234,414	—	1,391,104
32,113	30,708	4,532	2,619	32,619
419,313	524,330	74,091	45,228	516,048
6,783,343	6,088,554	731,892	—	620,479
—	—	536,277	—	—

16,905,029	15,357,395	2,037,433	1,427,430	9,996,082

$1,246,316,815	$1,221,188,871	$182,982,771	$75,179,136	$1,322,557,036

$4,650,264	$4,124,929	$473,581	$117,449	$474,666
1,097,557,924	1,204,978,673	130,651,088	75,025,475	1,097,736,648
(21,301,055)	(4,318,082)	(3,011,723)	(37,836)	(7,326,625)
(5,374,707)	(28,021,925)	8,391,775	74,048	(3,139,372)
170,784,389	44,425,276	46,478,050	—	234,811,719

$1,246,316,815	$1,221,188,871	$182,982,771	$75,179,136	$1,322,557,036

1,246,316,815	1,221,188,871	182,982,771	75,179,136	1,322,557,036
—	—	—	—	—

465,026,436	412,492,900	47,358,075	11,744,872	47,466,619
—	—	—	—	—

$2.68	$2.96	$3.86	$6.40	$27.86

$—	$—	$—	$—	$—

WASATCH FUNDS — Statements of Assets and Liabilities (continued)

	INTERNATIONAL OPPORTUNITIES FUND	LARGE CAP VALUE FUND	LONG/SHORT FUND

Assets:
Investments, at cost
Unaffiliated issuers	$349,020,943	$267,547,871	$1,653,616,320
Affiliated issuers[1]	—	—	96,630,980
Repurchase agreements	16,849,460	7,858,745	338,829,617

	$365,870,403	$275,406,616	$2,089,076,917

Investments, at market value
Unaffiliated issuers	$408,117,629	$308,485,596	$1,733,392,869
Affiliated issuers[1]	—	—	54,922,976
Repurchase agreements	16,849,460	7,858,745	338,829,617

	424,967,089	316,344,341	2,127,145,462
Cash	3,500,000	—	90,605
Foreign currency on deposit (cost of $118,110, $0, $0, $0, $1,483,345, $7, $1,270,038 and $17, respectively)	117,393	—	—
Receivable for investment securities sold	1,165	1,279,385	8,080,501
Receivable from broker for securities sold short	—	—	343,905,802
Capital shares receivable	1,189,097	11,451	1,583,797
Interest and dividends receivable	1,031,144	814,041	2,694,859
Prepaid expenses and other assets	23,852	29,114	79,942
Unrealized appreciation on foreign currency contracts	—	—	—

Total Assets	430,829,740	318,478,332	2,483,580,968

Liabilities:
Securities sold short, at value (proceeds of $0, $0, $323,763,430, $0, $0, $0, $0 and $0, respectively)	—	—	332,658,578
Payable for securities purchased	3,833,463	1,758,261	1,935,294
Capital shares payable	170,715	857,625	4,919,156
Dividends payable to shareholders	—	12,547	—
Payable to Advisor	614,918	237,916	2,082,951
Accrued fund administration fees	9,064	8,665	58,679
Accrued expenses and other liabilities	206,263	193,057	450,241
Foreign capital gains taxes payable	38,595	—	—
Dividends payable on securities sold short	—	—	311,986

Total Liabilities	4,873,018	3,068,071	342,416,885

Net Assets	$425,956,722	$315,410,261	$2,141,164,083

Net Assets Consist of:
Capital stock	$1,512,911	$327,097	$1,460,930
Paid-in-capital in excess of par	358,394,223	259,705,136	1,975,025,533
Undistributed net investment income (loss)	(1,592,904)	121,672	6,437,869
Undistributed net realized gain (loss) on investments and foreign currency transactions	8,602,273	14,318,631	129,066,354
Net unrealized appreciation on investments and foreign currency translations	59,040,219	40,937,725	29,173,397

Net Assets	$425,956,722	$315,410,261	$2,141,164,083

Net Assets
Investor Class	425,956,722	312,342,551	1,214,167,894
Institutional Class	—	3,067,710	926,996,189

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $.01 par value)
Investor Class	151,291,146	32,391,326	82,863,606
Institutional Class	—	318,342	63,229,391

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$2.82	$9.64	$14.65

Institutional Class	$—	$9.64	$14.66

[1]See	Note 9 for information on affiliated issuers.

See Notes to Financial Statements.

MARCH 31, 2015 (UNAUDITED)

MICRO CAP FUND	MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	STRATEGIC INCOME FUND

$179,376,933	$109,858,403	$1,283,009,440	$229,295,492	$100,724,290
—	—	132,150,175	—	—
12,589,254	10,805,737	15,459,434	4,952,637	5,331,489

$191,966,187	$120,664,140	$1,430,619,049	$234,248,129	$106,055,779

$314,282,210	$148,412,164	$2,252,910,885	$299,440,715	$114,349,994
—	—	134,905,157	—	—
12,589,254	10,805,737	15,459,434	4,952,637	5,331,489

326,871,464	159,217,901	2,403,275,476	304,393,352	119,681,483
—	—	—	—	—
—	1,485,093	7	1,271,535	21
—	972,793	3,559,920	4,206,125	—
—	—	—	—	—
46,750	7,622	1,598,872	283,690	121,454
94,647	167,673	190,973	256,583	627,477
15,021	11,224	52,711	32,417	20,589
—	566,674	—	—	—

327,027,882	162,428,980	2,408,677,959	310,443,702	120,451,024

—	—	—	—	—
701,113	2,359,998	7,221,460	7,845,248	—
157,812	80,308	1,747,497	210,552	234,874
—	—	—	—	12,970
474,800	228,473	2,032,039	251,191	81,704
7,723	3,915	58,161	7,167	2,837
65,497	64,786	810,393	84,968	29,129
795,715	167,851	—	—	—
—	—	—	—	—

2,202,660	2,905,331	11,869,550	8,399,126	361,514

$324,825,222	$159,523,649	$2,396,808,409	$302,044,576	$120,089,510

$393,529	$543,912	$454,111	$468,797	$96,632
181,207,666	114,505,959	1,363,982,645	262,333,379	105,386,013
(4,474,821)	(605,726)	(20,243,338)	1,279,846	12,929
13,589,181	6,140,570	81,545,396	(32,186,379)	968,589
134,109,667	38,938,934	971,069,595	70,148,933	13,625,347

$324,825,222	$159,523,649	$2,396,808,409	$302,044,576	$120,089,510

324,825,222	159,523,649	2,396,808,409	282,701,826	120,089,510
—	—	—	19,342,750	—

39,352,891	54,391,206	45,411,101	43,889,913	9,663,249
—	—	—	2,989,836	—

$8.25	$2.93	$52.78	$6.44	$12.43

$—	$—	$—	$6.47	$—

WASATCH FUNDS — Statements of Assets and Liabilities (continued)	MARCH 31, 2015 (UNAUDITED)

	ULTRA GROWTH FUND	WORLD INNOVATORS FUND	INCOME FUND	U.S. TREASURY FUND

Assets:
Investments, at cost
Unaffiliated issuers	$78,758,502	$155,302,580	$105,020,810	$347,002,107
Repurchase agreements	7,944,937	19,131,681	2,238,568	5,395,754

	$86,703,439	$174,434,261	$107,259,378	$352,397,861

Investments, at market value
Unaffiliated issuers	$106,887,768	$188,345,277	$106,580,646	$354,162,374
Repurchase agreements	7,944,937	19,131,681	2,238,568	5,395,754

	114,832,705	207,476,958	108,819,214	359,558,128
Receivable for investment securities sold	311,823	201,233	1,277,128	—
Capital shares receivable	36,456	120,269	8,863	1,058,510
Interest and dividends receivable	3,614	276,452	657,581	2,609,512
Prepaid expenses and other assets	15,125	20,735	14,829	39,017

Total Assets	115,199,723	208,095,647	110,777,615	363,265,167

Liabilities:
Payable for securities purchased	1,917,846	843,526	1,323,189	—
Capital shares payable	163,886	549,817	40,117	1,395,774
Dividends payable to shareholders	—	—	2,600	67,619
Payable to Advisor	95,610	266,855	51,119	148,861
Accrued fund administration fees	2,709	5,365	2,710	8,155
Accrued expenses and other liabilities	46,746	101,287	36,278	42,640

Total Liabilities	2,226,797	1,766,850	1,456,013	1,663,049

Net Assets	$112,972,926	$206,328,797	$109,321,602	$361,602,118

Net Assets Consist of:
Capital stock	$55,291	$99,404	$106,801	$182,853
Paid-in-capital in excess of par	80,594,214	173,381,794	107,699,784	310,169,082
Undistributed net investment income (loss)	596,662	(2,844,941)	10,176	19,219
Undistributed net realized gain (loss) on investments and foreign currency transactions	5,031,972	2,812,657	(54,995)	44,070,697
Net unrealized appreciation on investments and foreign currency translations	26,694,787	32,879,883	1,559,836	7,160,267

Net Assets	$112,972,926	$206,328,797	$109,321,602	$361,602,118

Net Assets
Investor Class	112,972,926	206,328,797	109,321,602	361,602,118

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $.01 par value)
Investor Class	5,529,149	9,940,435	10,680,119	18,285,297

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$20.43	$20.76	$10.24	$19.78

See Notes to Financial Statements.

(This page intentionally left blank.)

WASATCH FUNDS — Statements of Operations

	CORE GROWTH FUND	EMERGING INDIA FUND	EMERGING MARKETS SELECT FUND

Investment Income:
Interest	$83	$925 [1]	$—
Dividends[2]
Unaffiliated issuers	6,513,117	81,344	250,662
Affiliated issuers[3]	—	—	—

Total investment income	6,513,200	82,269	250,662

Expenses:
Investment advisory fees	4,940,180	448,572	367,100
Shareholder servicing fees — Investor Class	508,639	52,062	35,135
Shareholder servicing fees — Institutional Class	6,399	—	6,995
Fund administration fees	66,636	4,060	3,960
Fund accounting fees	43,576	14,719	10,205
Reports to shareholders — Investor Class	41,921	5,584	1,915
Reports to shareholders — Institutional Class	12,965	—	5,259
Custody fees	64,337	66,618	48,434
Federal and state registration fees — Investor Class	7,911	6,464	7,126
Federal and state registration fees — Institutional Class	4,698	—	6,692
Legal fees	18,656	746	3,209
Trustees’ fees	37,513	1,966	2,367
Interest	9,497	555	996
Audit fees	14,843	14,135	24,154
Other expenses	22,940	10,927	10,762

Total expenses before reimbursement	5,800,711	626,408	534,309
Recoupment (Reimbursement) of expenses by Advisor	(10,867)	(40,901)	(67,032)

Net Expenses	5,789,844	585,507	467,277

Net Investment Income (Loss)	723,356	(503,238)	(216,615)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and foreign currency transactions
Unaffiliated issuers	18,643,937	337,698	(59,699)
Realized foreign capital gains taxes	—	—	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	143,645,735	7,852,659	(315,743)
Change in deferred foreign capital gains taxes	—	(571,203)	(42,107)

Net gain (loss) on investments	162,289,672	7,619,154	(417,549)

Net Increase (Decrease) in Net Assets Resulting from Operations	$163,013,028	$7,115,916	$(634,164)

[1]	Net of $30 in foreign withholding taxes.

[2]	Net of $58,649, $0, $41,631, $556,423, $1,341,939, $16,162, $3,405 and $380,471 in foreign withholding taxes, respectively.

[3]	See Note 9 for information on affiliated issuers.

See Notes to Financial Statements.

FOR THE SIX MONTHS ENDED MARCH 31, 2015 (UNAUDITED)

EMERGING MARKETS SMALL CAP FUND	FRONTIER EMERGING SMALL COUNTRIES FUND	GLOBAL OPPORTUNITIES FUND	HERITAGE GROWTH FUND	INTERNATIONAL GROWTH FUND

$—	$102	$—	$—	$—

4,207,432	9,538,105	492,988	450,762	5,182,783
—	475,940	—	—	—

4,207,432	10,014,147	492,988	450,762	5,182,783

11,718,352	11,047,241	1,386,467	331,013	8,156,969
636,510	1,165,190	124,863	89,206	915,541
—	—	—	—	—
90,129	85,059	12,445	7,649	87,763
64,174	63,477	17,199	8,293	60,589
57,256	89,576	12,966	6,993	92,684
—	—	—	—	—
786,749	1,579,430	71,435	1,524	298,227
13,479	29,135	8,556	11,208	36,304
—	—	—	—	—
21,003	19,307	2,834	1,804	20,210
56,273	51,833	7,562	5,126	54,103
25,263	16,162	6,013	1,058	34,889
13,786	17,120	14,467	9,464	13,786
54,856	22,676	11,689	9,859	34,064

13,537,830	14,186,206	1,676,496	483,197	9,805,129
(463,466)	19,996	—	—	—

13,074,364	14,206,202	1,676,496	483,197	9,805,129

(8,866,932)	(4,192,055)	(1,183,508)	(32,435)	(4,622,346)

7,365,981	(24,902,926)	9,792,149	58,790,101	(492,879)
(668,072)	(163,111)	(73,171)	—	(1,099,615)
(24,153,489)	(91,803,859)	1,944,807	(43,349,768)	63,255,413
(2,432,271)	1,202,790	(299,528)	—	234,428

(19,887,851)	(115,667,106)	11,364,257	15,440,333	61,897,347

$(28,754,783)	$(119,859,161)	$10,180,749	$15,407,898	$57,275,001

WASATCH FUNDS — Statements of Operations (continued)

	INTERNATIONAL OPPORTUNITIES FUND	LARGE CAP VALUE FUND	LONG/SHORT FUND

Investment Income:
Interest	$—	$—	$—
Dividends[1]
Unaffiliated issuers	2,339,254	4,764,181	28,019,993

Total investment income	2,339,254	4,764,181	28,019,993

Expenses:
Investment advisory fees	3,386,143	1,650,541	13,373,499
Shareholder servicing fees — Investor Class	489,434	279,733	1,016,191
Shareholder servicing fees — Institutional Class	—	6,160	9,308
Fund administration fees	23,421	24,560	168,577
Fund accounting fees	28,944	18,064	96,784
Reports to shareholders — Investor Class	42,092	23,049	66,966
Reports to shareholders — Institutional Class	—	1,411	35,006
Custody fees	176,782	5,573	47,312
Federal and state registration fees — Investor Class	9,623	7,352	25,778
Federal and state registration fees — Institutional Class	—	3,788	13,638
Legal fees	5,073	6,901	47,362
Trustees’ fees	13,556	15,912	104,288
Dividends on securities sold short	—	—	2,725,586
Interest	3,422	5,432	857,946
Audit fees	14,618	15,806	14,754
Other expenses	17,534	11,269	44,782

Total expenses before reimbursement	4,210,642	2,075,551	18,647,777
Recoupment (Reimbursement) of expenses by Advisor	(299,209)	(59,092)	—

Net Expenses	3,911,433	2,016,459	18,647,777

Net Investment Income (Loss)	(1,572,179)	2,747,722	9,372,216

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and foreign currency transactions
Unaffiliated issuers	9,041,268	15,421,996	155,534,430
Affiliated issuers	—	—	(6,307,561)
Net realized gain (loss) on options written	—	—	(1,377,491)
Net realized loss on short positions	—	—	(17,013,704)
Realized foreign capital gains taxes	—	—	—
Change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	(2,479,419)	(14,473,072)	(252,453,156)
Change in deferred foreign capital gains taxes	387,511	—	—

Net gain (loss) on investments	6,949,360	948,924	(121,617,482)

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,377,181	$3,696,646	$(112,245,266)

[1]	Net of $247,366, $32,983, $110,001, $23,373, $18,888, $39,895, $0 and $13,654 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

FOR THE SIX MONTHS ENDED MARCH 31, 2015 (UNAUDITED)

MICRO CAP FUND	MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	STRATEGIC INCOME FUND

$—	$—	$3,811	$—	$—

2,581,444	1,601,470	5,416,332	4,000,555	2,543,724

2,581,444	1,601,470	5,420,143	4,000,555	2,543,724

2,673,769	1,365,487	11,494,064	1,408,933	402,450
111,951	104,581	1,703,450	157,703	72,384
—	—	—	6,369	—
20,595	10,506	154,972	18,982	7,765
19,540	16,108	94,394	17,277	9,180
9,937	10,491	132,547	13,833	6,212
—	—	—	1,294	—
17,959	22,147	208,991	21,948	1,879
8,250	8,397	24,897	12,369	8,622
—	—	—	3,938	—
4,477	2,350	34,052	5,307	1,615
11,932	6,279	89,602	11,085	4,251
—	—	—	—	—
2,980	5,768	23,150	2,891	1,120
15,175	16,950	14,842	14,843	14,467
11,879	10,596	45,094	12,074	4,295

2,908,444	1,579,660	14,020,055	1,708,846	534,240
—	(53,211)	—	(7,702)	10,028

2,908,444	1,526,449	14,020,055	1,701,144	544,268

(327,000)	75,021	(8,599,912)	2,299,411	1,999,456

15,613,109	8,675,116	117,715,276	8,969,000	1,381,210
—	—	(53,969)	—	—
—	272,422	—	—	—
—	—	—	—	—
—	(32,961)	—	(34,167)	—

34,295,025	9,281,781	221,664,443	23,501,957	1,968,281
(324,844)	(122,968)	—	120,726	—

49,583,290	18,073,390	339,325,750	32,557,516	3,349,491

$49,256,290	$18,148,411	$330,725,838	$34,856,927	$5,348,947

WASATCH FUNDS — Statements of Operations (continued)	FOR THE SIX MONTHS ENDED MARCH 31, 2015 (UNAUDITED)

	ULTRA GROWTH FUND	WORLD INNOVATORS FUND	INCOME FUND	U.S. TREASURY FUND

Investment Income:
Interest	$5,322	$378	$1,181,711	$4,149,762
Dividends[1]
Unaffiliated issuers	181,879	981,978	62,265	—

Total investment income	187,201	982,356	1,243,976	4,149,762

Expenses:
Investment advisory fees	533,780	1,667,639	305,270	739,883
Shareholder servicing fees — Investor Class	88,094	187,122	23,606	116,787
Fund administration fees	7,195	14,937	7,476	20,048
Fund accounting fees	12,680	16,967	18,398	14,051
Reports to shareholders — Investor Class	7,503	15,400	2,568	9,175
Custody fees	9,948	18,535	6,372	3,184
Federal and state registration fees — Investor Class	7,244	11,391	7,458	9,057
Legal fees	1,564	3,539	1,715	3,812
Trustees’ fees	4,165	9,503	4,604	10,103
Interest	1,003	2,377	1,331	2,610
Audit fees	17,580	13,786	13,696	13,786
Other expenses	11,859	10,992	3,542	4,806

Net Expenses	702,615	1,972,188	396,036	947,302

Net Investment Income (Loss)	(515,414)	(989,832)	847,940	3,202,460

Realized and Unrealized Gain (Loss):
Net realized gain on investments and foreign currency transactions
Unaffiliated issuers	6,567,140	5,419,063	398,421	56,268,712
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	11,482,542	1,485,743	581,772	(17,193,815)

Net gain on investments	18,049,682	6,904,806	980,193	39,074,897

Net Increase in Net Assets Resulting from Operations	$17,534,268	$5,914,974	$1,828,133	$42,277,357

[1]	Net of $0, $19,116, $0 and $0 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

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WASATCH FUNDS — Statements of Changes in Net Assets

	CORE GROWTH FUND		EMERGING INDIA FUND
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014

Operations:
Net investment income (loss)	$723,356	$(6,177,677)	$(503,238)	$(176,149)
Net realized gain (loss) on investments, foreign currency transactions and foreign capital gains taxes	18,643,937	27,736,790	337,698	364,946
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	143,645,735	10,095,753	7,281,456	9,544,806

Net increase (decrease) in net assets resulting from operations	163,013,028	31,654,866	7,115,916	9,733,603

Dividends paid from:
Investor Class
Net investment income	—	—	(29,439)	—
Net realized gains	(22,822,588)	(13,292,735)	—	—

	(22,822,588)	(13,292,735)	(29,439)	—
Institutional Class
Net investment income	—	—	—	—
Net realized gains	(1,317,073)	(446,532)	—	—

	(1,317,073)	(446,532)	—	—

Capital share transactions:
Investor Class
Shares sold	115,978,570	115,859,006	40,803,674	24,342,312
Shares issued to holders in reinvestment of dividends	22,299,104	12,976,194	28,983	—
Shares redeemed	(92,477,846)	(211,661,828)	(15,459,903)	(5,867,945)
Redemption fees	7,804	25,585	32,247	4,219

Net increase (decrease)	45,807,632	(82,801,043)	25,405,001	18,478,586

Institutional Class
Shares sold	8,257,362	35,358,853	—	—
Shares issued to holders in reinvestment of dividends	1,317,073	440,938	—	—
Shares redeemed	(2,409,925)	(6,736,116)	—	—
Redemption fees	89	1,298	—	—

Net increase (decrease)	7,164,599	29,064,973	—	—

Total increase (decrease) in net assets	191,845,598	(35,820,471)	32,491,478	28,212,189

Net assets:
Beginning of period	908,455,015	944,275,486	44,149,769	15,937,580

End of period	$1,100,300,613	$908,455,015	$76,641,247	$44,149,769

Undistributed net investment income (loss) included in net assets at end of period	$(4,482,121)	$(5,205,477)	$(907,185)	$(374,508)

Capital share transactions — shares:
Investor Class
Shares sold	2,008,943	2,145,922	13,606,177	9,809,678
Shares issued to holders in reinvestment of dividends	385,598	235,867	10,029	—
Shares redeemed	(1,611,827)	(3,921,819)	(5,208,513)	(2,585,822)

Net increase (decrease) in shares outstanding	782,714	(1,540,030)	8,407,693	7,223,856

Institutional Class
Shares sold	139,923	657,897	—	—
Shares issued to holders in reinvestment of dividends	22,720	7,998	—	—
Shares redeemed	(41,228)	(124,326)	—	—

Net increase (decrease) in shares outstanding	121,415	541,569	—	—

See Notes to Financial Statements.

MARCH 31, 2015 (UNAUDITED)

EMERGING MARKETS SELECT FUND		EMERGING MARKETS SMALL CAP FUND		FRONTIER EMERGING SMALL COUNTRIES FUND
Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014

$(216,615)	$(13,125)	$(8,866,932)	$(4,636,032)	$(4,192,055)	$8,757,360
(59,699)	(599,872)	6,697,909	7,560,059	(25,066,037)	16,000,201
(357,850)	5,414,601	(26,585,760)	71,426,344	(90,601,069)	90,644,068

(634,164)	4,801,604	(28,754,783)	74,350,371	(119,859,161)	115,401,629

(85,929)	(21,719)	(1,814,628)	—	(6,526,410)	(1,526,061)
—	—	—	(38,681,435)	(19,311,554)	—

(85,929)	(21,719)	(1,814,628)	(38,681,435)	(25,837,964)	(1,526,061)

(151,968)	(64,529)	—	—	—	—
—	—	—	—	—	—

(151,968)	(64,529)	—	—	—	—

5,320,830	11,991,899	91,851,387	347,159,450	301,475,247	717,734,281
85,177	21,418	1,494,676	32,124,819	24,103,894	1,410,893
(4,174,628)	(17,169,685)	(274,351,104)	(742,856,437)	(283,400,313)	(239,125,817)
201	1,504	9,416	103,958	12,873	105,062

1,231,580	(5,154,864)	(180,995,625)	(363,468,210)	42,191,701	480,124,419

2,709,910	4,995,578	—	—	—	—
151,968	63,952	—	—	—	—
(3,639,552)	(4,047,799)	—	—	—	—
1,030	82	—	—	—	—

(776,644)	1,011,813	—	—	—	—

(417,125)	572,305	(211,565,036)	(327,799,274)	(103,505,424)	593,999,987

58,807,956	58,235,651	1,457,881,851	1,785,681,125	1,324,694,295	730,694,308

$58,390,831	$58,807,956	$1,246,316,815	$1,457,881,851	$1,221,188,871	$1,324,694,295

$(500,119)	$(45,607)	$(21,301,055)	$(10,619,495)	$(4,318,082)	$6,400,383

518,837	1,205,798	34,372,617	129,784,853	97,489,994	227,204,205
8,392	2,201	561,908	12,214,760	7,800,613	458,082
(407,123)	(1,710,416)	(102,123,210)	(279,567,746)	(91,567,522)	(75,182,416)

120,106	(502,417)	(67,188,685)	(137,568,133)	13,723,085	152,479,871

261,466	500,828	—	—	—	—
14,899	6,539	—	—	—	—
(345,392)	(395,228)	—	—	—	—

(69,027)	112,139	—	—	—	—

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	GLOBAL OPPORTUNITIES FUND		HERITAGE GROWTH FUND
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014

Operations:
Net investment income (loss)	$(1,183,508)	$(1,764,940)	$(32,435)		$(666,848)
Net realized gain (loss) on investments, foreign currency transactions and foreign capital gains taxes	9,718,978	26,427,867	58,790,101		6,792,351
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	1,645,279	(16,328,571)	(43,349,768)		2,762,540

Net increase (decrease) in net assets resulting from operations	10,180,749	8,334,356	15,407,898		8,888,043

Dividends paid from:
Investor Class
Net investment income	(470,408)	(189,507)	(5,401)		(3)
Net realized gains	(26,548,276)	(23,360,745)	(63,415,372)		(3,055,839)

	(27,018,684)	(23,550,252)	(63,420,773)		(3,055,842)
Institutional Class
Net investment income	—	—	—		—
Net realized gains	—	—	—		—

	—	—	—		—

Capital share transactions:
Investor Class
Shares sold	13,840,510	38,477,656	2,958,312		10,748,476
Shares issued to holders in reinvestment of dividends	26,821,337	23,300,598	62,103,726		3,008,392
Shares redeemed	(33,508,520)	(74,373,069)	(61,339,029)		(20,998,564)
Redemption fees	3,229	14,624	445		7,381

Net increase (decrease)	7,156,556	(12,580,191)	3,723,454		(7,234,315)

Institutional Class
Shares sold	—	—	—		—
Shares issued to holders in reinvestment of dividends	—	—	—		—
Shares redeemed	—	—	—		—
Redemption fees	—	—	—		—

Net decrease	—	—	—		—

Total increase (decrease) in net assets	(9,681,379)	(27,796,087)	(44,289,421)		(1,402,114)

Net assets:
Beginning of period	192,664,150	220,460,237	119,468,557		120,870,671

End of period	$182,982,771	$192,664,150	$75,179,136		$119,468,557

Undistributed net investment income (loss) included in net assets at end of period	$(3,011,723)	$(1,357,807)	$(37,836)	$

Capital share transactions — shares:
Investor Class
Shares sold	3,564,128	8,688,395	205,128		675,554
Shares issued to holders in reinvestment of dividends	7,229,471	5,368,811	9,131,381		188,735
Shares redeemed	(8,421,380)	(17,155,917)	(5,244,186)		(1,317,749)

Net increase (decrease) in shares outstanding	2,372,219	(3,098,711)	4,092,323		(453,460)

Institutional Class
Shares sold	—	—	—		—
Shares issued to holders in reinvestment of dividends	—	—	—		—
Shares redeemed	—	—	—		—

Net decrease in shares outstanding	—	—	—		—

See Notes to Financial Statements.

MARCH 31, 2015 (UNAUDITED)

INTERNATIONAL GROWTH FUND		INTERNATIONAL OPPORTUNITIES FUND		LARGE CAP VALUE FUND
Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014

$(4,622,346)	$(877,249)	$(1,572,179)	$(1,305,624)	$2,747,722	$8,534,068
(1,592,494)	15,327,889	9,041,268	35,150,911	15,421,996	154,870,921
63,489,841	(88,535,593)	(2,091,908)	906,191	(14,473,072)	(83,122,286)

57,275,001	(74,084,953)	5,377,181	34,751,478	3,696,646	80,282,703

(284,964)	—	—	—	(2,561,014)	(8,959,912)
(8,896,949)	(35,584,097)	(32,985,697)	(18,321,459)	(90,487,206)	(220,160,713)

(9,181,913)	(35,584,097)	(32,985,697)	(18,321,459)	(93,048,220)	(229,120,625)

—	—	—	—	(42,684)	(170,579)
—	—	—	—	(1,885,955)	(3,657,318)

—	—	—	—	(1,928,639)	(3,827,897)

172,062,407	813,164,902	112,664,057	101,294,846	7,495,631	37,422,394
8,765,593	32,446,727	32,189,321	17,919,621	91,930,375	224,799,356
(327,463,513)	(641,869,274)	(30,951,601)	(74,216,881)	(106,877,176)	(489,674,350)
13,319	81,566	4,244	15,807	757	17,989

(146,622,194)	203,823,921	113,906,021	45,013,393	(7,450,413)	(227,434,611)

—	—	—	—	116,565	612,575
—	—	—	—	1,918,724	3,810,756
—	—	—	—	(5,131,414)	(9,439,909)
—	—	—	—	—	27

—	—	—	—	(3,096,125)	(5,016,551)

(98,529,106)	94,154,871	86,297,505	61,443,412	(101,826,751)	(385,116,981)

1,421,086,142	1,326,931,271	339,659,217	278,215,805	417,237,012	802,353,993

$1,322,557,036	$1,421,086,142	$425,956,722	$339,659,217	$315,410,261	$417,237,012

$(7,326,625)	$(2,419,315)	$(1,592,904)	$(20,725)	$121,672	$(22,352)

6,415,188	28,317,499	40,171,207	33,826,542	682,246	2,671,871
333,419	1,128,974	12,055,926	6,265,602	9,345,197	18,290,490
(12,340,173)	(22,521,529)	(10,805,737)	(24,700,939)	(9,873,514)	(36,210,359)

(5,591,566)	6,924,944	41,421,396	15,391,205	153,929	(15,247,998)

—	—	—	—	11,841	43,989
—	—	—	—	195,021	310,272
—	—	—	—	(524,527)	(650,406)

—	—	—	—	(317,665)	(296,145)

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	LONG/SHORT FUND		MICRO CAP FUND
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014

Operations:
Net investment income (loss)	$9,372,216	$29,098,226	$(327,000)	$(5,477,220)
Net realized gain on investments, foreign currency transactions and foreign capital gains taxes	149,226,869	171,383,910	15,613,109	37,100,367
Net realized gain (loss) on options written	(1,377,491)	5,865,618	—	—
Net realized gain (loss) on short positions	(17,013,704)	(37,870,789)	—	—
Change in unrealized appreciation (depreciation) on investments, options, foreign currency translations and deferred capital gains taxes	(252,453,156)	(43,861,459)	33,970,181	(32,943,005)

Net increase (decrease) in net assets resulting from operations	(112,245,266)	124,615,506	49,256,290	(1,319,858)

Dividends paid from:
Investor Class
Net investment income	(13,117,322)	—	(57,541)	—
Net realized gains	(75,718,399)	(35,737,283)	(13,743,034)	—

	(88,835,721)	(35,737,283)	(13,800,575)	—
Institutional Class
Net investment income	(10,613,371)	—	—	—
Net realized gains	(50,288,258)	(19,002,705)	—	—

	(60,901,629)	(19,002,705)	—	—

Capital share transactions:
Investor Class
Shares sold	168,406,259	799,289,456	4,874,293	19,894,352
Shares issued to holders in reinvestment of dividends	86,127,189	32,545,875	13,148,508	—
Shares redeemed	(579,620,721)	(659,696,589)	(22,470,468)	(47,941,399)
Redemption fees	31,027	24,288	1,863	7,491

Net increase (decrease)	(325,056,246)	172,163,030	(4,445,804)	(28,039,556)

Institutional Class
Shares sold	130,968,997	322,177,847	—	—
Shares issued to holders in reinvestment of dividends	58,822,477	18,483,415	—	—
Shares redeemed	(180,901,331)	(167,604,694)	—	—
Redemption fees	37,750	29,540	—	—

Net increase	8,927,893	173,086,108	—	—

Total increase (decrease) in net assets	(578,110,969)	415,124,656	31,009,911	(29,359,414)

Net assets:
Beginning of period	2,719,275,052	2,304,150,396	293,815,311	323,174,725

End of period	$2,141,164,083	$2,719,275,052	$324,825,222	$293,815,311

Undistributed net investment income (loss) included in net assets at end of period	$6,437,869	$20,796,346	$(4,474,821)	$(4,090,280)

Capital share transactions — shares:
Investor Class
Shares sold	10,973,552	49,006,963	624,614	2,556,405
Shares issued to holders in reinvestment of dividends	5,703,787	2,006,527	1,700,971	—
Shares redeemed	(37,976,366)	(40,344,871)	(2,915,513)	(6,167,148)

Net increase (decrease) in shares outstanding	(21,299,027)	10,668,619	(589,928)	(3,610,743)

Institutional Class
Shares sold	8,508,751	19,643,613	—	—
Shares issued to holders in reinvestment of dividends	3,892,950	1,138,141	—	—
Shares redeemed	(11,838,881)	(10,209,928)	—	—

Net increase in shares outstanding	562,820	10,571,826	—	—

See Notes to Financial Statements.

MARCH 31, 2015 (UNAUDITED)

MICRO CAP VALUE FUND		SMALL CAP GROWTH FUND		SMALL CAP VALUE FUND
Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014

$75,021	$(2,353,762)	$(8,599,912)	$(18,534,122)	$2,299,411	$(1,310,821)
8,642,155	20,469,961	117,661,307	224,696,107	8,934,833	26,792,880
272,422	1,322,199	—	—	—	—
—	—	—	—	—	—
9,158,813	(13,401,279)	221,664,443	(173,771,617)	23,622,683	(4,346,303)

18,148,411	6,037,119	330,725,838	32,390,368	34,856,927	21,135,756

—	—	—	—	—	—
(21,640,698)	(28,293,837)	(210,961,388)	(82,224,931)	—	—

(21,640,698)	(28,293,837)	(210,961,388)	(82,224,931)	—	—

—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

8,033,783	30,540,367	178,929,043	342,634,806	20,745,366	99,914,166
21,205,896	27,559,024	202,491,582	77,677,538	—	—
(25,025,266)	(43,540,916)	(324,039,239)	(637,938,505)	(36,486,026)	(56,117,629)
1,117	11,225	24,880	67,655	9,050	35,940

4,215,530	14,569,700	57,406,266	(217,558,506)	(15,731,610)	43,832,477

—	—	—	—	7,861,001	409,846
—	—	—	—	—	—
—	—	—	—	(900,815)	(361,935)
—	—	—	—	2,858	—

—	—	—	—	6,963,044	47,911

723,243	(7,687,018)	177,170,716	(267,393,069)	26,088,361	65,016,144

158,800,406	166,487,424	2,219,637,693	2,487,030,762	275,956,215	210,940,071

$159,523,649	$158,800,406	$2,396,808,409	$2,219,637,693	$302,044,576	$275,956,215

$(605,726)	$(680,747)	$(20,243,338)	$(11,643,426)	$1,279,846	$(1,019,565)

2,771,925	9,343,898	3,490,107	6,608,019	3,470,055	16,975,454
7,655,558	8,612,195	4,103,173	1,486,367	—	—
(8,576,921)	(13,712,525)	(6,358,146)	(12,384,521)	(6,207,037)	(9,716,502)

1,850,562	4,243,568	1,235,134	(4,290,135)	(2,736,982)	7,258,952

—	—	—	—	1,311,960	67,540
—	—	—	—	—	—
—	—	—	—	(147,235)	(63,395)

—	—	—	—	1,164,725	4,145

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	STRATEGIC INCOME FUND		ULTRA GROWTH FUND
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014

Operations:
Net investment income (loss)	$1,999,456	$2,015,317	$(515,414)	$(1,339,513)
Net realized gain (loss) on investments, foreign currency transactions and foreign capital gains taxes	1,381,210	6,566,435	6,567,140	31,334,090
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	1,968,281	3,882,627	11,482,542	(21,390,497)

Net increase in net assets resulting from operations	5,348,947	12,464,379	17,534,268	8,604,080

Dividends paid from:
Investor Class
Net investment income	(1,860,201)	(2,306,293)	(50,881)	—
Net realized gains	(5,830,282)	(993,476)	(29,102,465)	(10,009,711)

	(7,690,483)	(3,299,769)	(29,153,346)	(10,009,711)

Capital share transactions:
Investor Class
Shares sold	51,736,252	34,399,605	2,718,906	7,691,766
Shares issued to holders in reinvestment of dividends	7,646,173	3,262,457	28,117,008	9,777,591
Shares redeemed	(31,920,404)	(18,452,922)	(9,078,596)	(64,930,348)
Redemption fees	11,265	4,988	979	2,841

Net increase (decrease)	27,473,286	19,214,128	21,758,297	(47,458,150)

Total increase (decrease) in net assets	25,131,750	28,378,738	10,139,219	(48,863,781)

Net assets:
Beginning of period	94,957,760	66,579,022	102,833,707	151,697,488

End of period	$120,089,510	$94,957,760	$112,972,926	$102,833,707

Undistributed net investment income (loss) included in net assets at end of period	$12,929	$(126,326)	$596,662	$1,162,957

Capital share transactions — shares:
Investor Class
Shares sold	4,104,169	2,774,574	130,689	306,155
Shares issued to holders in reinvestment of dividends	615,139	269,033	1,481,402	391,104
Shares redeemed	(2,572,240)	(1,537,984)	(428,050)	(2,526,727)

Net increase (decrease) in shares outstanding	2,147,068	1,505,623	1,184,041	(1,829,468)

See Notes to Financial Statements.

MARCH 31, 2015 (UNAUDITED)

WORLD INNOVATORS FUND		INCOME FUND		U.S. TREASURY FUND
Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014

$(989,832)	$(2,638,098)	$847,940	$2,020,770	$3,202,460	$5,436,735

5,419,063	27,258,295	398,421	79,678	56,268,712	(5,386,264)

1,485,743	(17,034,854)	581,772	132,168	(17,193,815)	26,028,553

5,914,974	7,585,343	1,828,133	2,232,616	42,277,357	26,079,024

—	—	(844,120)	(2,049,307)	(3,205,312)	(5,436,357)
(25,428,998)	(14,888,675)	—	—	—	—

(25,428,998)	(14,888,675)	(844,120)	(2,049,307)	(3,205,312)	(5,436,357)

14,432,600	94,143,976	6,866,153	15,034,005	162,563,461	80,288,379
23,823,818	13,963,650	828,328	1,993,127	3,091,256	5,215,126
(65,733,250)	(114,430,418)	(16,110,487)	(30,750,807)	(67,897,859)	(74,727,614)
9,038	25,794	1,416	7,237	109,585	14,175

(27,467,794)	(6,296,998)	(8,414,590)	(13,716,438)	97,866,443	10,790,066

(46,981,818)	(13,600,330)	(7,430,577)	(13,533,129)	136,938,488	31,432,733

253,310,615	266,910,945	116,752,179	130,285,308	224,663,630	193,230,897

$206,328,797	$253,310,615	$109,321,602	$116,752,179	$361,602,118	$224,663,630

$(2,844,941)	$(1,855,109)	$10,176	$6,356	$19,219	$22,071

684,431	3,997,947	672,954	1,477,971	8,521,351	5,015,853
1,171,279	595,464	81,178	196,157	159,991	324,073
(3,115,823)	(4,922,563)	(1,579,226)	(3,026,250)	(3,548,246)	(4,794,925)

(1,260,113)	(329,152)	(825,094)	(1,352,122)	5,133,096	545,001

WASATCH FUNDS — Financial Highlights

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Core Growth Fund — Investor Class
Six Months ended 3/31/15 (unaudited)	$53.46	0.07	9.38	9.45	—	[4]	—	(1.44)	(1.44)
Year ended 9/30/14	$52.49	(0.39)	2.12	1.73	—	[4]	—	(0.76)	(0.76)
Year ended 9/30/13	$41.41	(0.12)	11.19	11.07	0.01		—	—	—
Year ended 9/30/12	$32.63	(0.26)	9.04	8.78	—	[4]	—	—	—
Year ended 9/30/11	$29.95	(0.19)	2.87	2.68	—	[4]	—	—	—
Year ended 9/30/10	$25.88	0.03	4.05	4.08	—	[4]	(0.01)	—	(0.01)
Core Growth Fund — Institutional Class
Six Months ended 3/31/15 (unaudited)	$53.58	0.08	9.41	9.49	—	[4]	—	(1.44)	(1.44)
Year ended 9/30/14	$52.57	(0.23)	2.00	1.77	—	[4]	—	(0.76)	(0.76)
Year ended 9/30/13	$41.44	(0.07)	11.20	11.13	—	[4]	—	—	—
Period ended 9/30/12[8]	$38.32	(0.16)	3.28	3.12	—		—	—	—
Emerging India Fund
Six Months ended 3/31/15 (unaudited)	$2.73	(0.01)	0.40	0.39	—	[4]	— [4]	—	— [4]
Year ended 9/30/14	$1.78	(—)[4]	0.95	0.95	—	[4]	—	—	—
Year ended 9/30/13	$2.02	(0.01)	(0.23)	(0.24)	—	[4]	—	—	—
Year ended 9/30/12	$1.83	(0.01)	0.21	0.20	—	[4]	(0.01)	—	(0.01)
Period ended 9/30/11[10]	$2.00	— [4]	(0.17)	(0.17)	—	[4]	—	—	—
Emerging Markets Select Fund — Investor Class
Six Months ended 3/31/15 (unaudited)	$10.31	(0.04)	(0.10)	(0.14)	—	[4]	(0.03)	—	(0.03)
Year ended 9/30/14	$9.56	(0.01)	0.77	0.76	—	[4]	(0.01)	—	(0.01)
Period ended 9/30/13[13]	$10.00	— [4]	(0.44)	(0.44)	—	[4]	—	—	—
Emerging Markets Select Fund — Institutional Class
Six Months ended 3/31/15 (unaudited)	$10.37	(0.03)	(0.08)	(0.11)	—	[4]	(0.05)	—	(0.05)
Year ended 9/30/14	$9.61	— [4]	0.78	0.78	—	[4]	(0.02)	—	(0.02)
Period ended 9/30/13[14]	$10.00	(—)[4]	(0.39)	(0.39)	—	[4]	—	—	—
Emerging Markets Small Cap Fund
Six Months ended 3/31/15 (unaudited)	$2.74	(0.03)	(0.03)	(0.06)	—	[4]	— [4]	—	— [4]
Year ended 9/30/14	$2.67	(0.01)	0.14	0.13	—	[4]	—	(0.06)	(0.06)
Year ended 9/30/13	$2.66	0.01	0.01	0.02	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/12	$2.16	0.01	0.49	0.50	—	[4]	—	—	—
Year ended 9/30/11	$2.37	— [4]	(0.21)	(0.21)	—	[4]	— [4]	—	— [4]
Year ended 9/30/10	$1.57	0.01	0.80	0.81	—	[4]	(0.01)	—	(0.01)
Frontier Emerging Small Countries Fund
Six Months ended 3/31/15 (unaudited)	$3.32	(0.01)	(0.28)	(0.29)	—	[4]	(0.02)	(0.05)	(0.07)
Year ended 9/30/14	$2.97	0.03	0.33	0.36	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/13	$2.41	0.01	0.55	0.56	—	[4]	— [4]	— [4]	— [4]
Period ended 9/30/12[9]	$2.00	0.01	0.40	0.41	—	[4]	—	—	—
Global Opportunities Fund
Six Months ended 3/31/15 (unaudited)	$4.28	(0.02)	0.24	0.22	—	[4]	(0.01)	(0.63)	(0.64)
Year ended 9/30/14	$4.58	(0.05)	0.23	0.18	—	[4]	— [4]	(0.48)	(0.48)
Year ended 9/30/13	$4.15	(0.02)	0.93	0.91	—	[4]	—	(0.48)	(0.48)
Year ended 9/30/12	$3.68	(0.03)	0.93	0.90	—	[4]	—	(0.43)	(0.43)
Year ended 9/30/11	$3.97	(0.02)	(0.13)	(0.15)	—	[4]	—	(0.14)	(0.14)
Year ended 9/30/10	$3.38	(0.02)	0.70	0.68	—	[4]	(0.01)	(0.08)	(0.09)
Heritage Growth Fund[17]
Six Months ended 3/31/15 (unaudited)	$15.61	(—)[4]	2.11	2.11	—	[4]	— [4]	(11.32)	(11.32)
Year ended 9/30/14	$14.91	(0.09)[15]	1.17	1.08	—	[4]	— [4]	(0.38)	(0.38)
Year ended 9/30/13	$12.80	0.02	2.64	2.66	—	[4]	(0.01)	(0.54)	(0.55)
Year ended 9/30/12	$10.83	(0.03)	2.16	2.13	—	[4]	(0.02)	(0.14)	(0.16)
Year ended 9/30/11	$10.70	— [4]	0.22	0.22	—	[4]	(0.09)	—	(0.09)
Year ended 9/30/10	$9.28	0.09	1.39	1.48	—	[4]	(0.06)	—	(0.06)
International Growth Fund
Six Months ended 3/31/15 (unaudited)	$26.78	(0.10)	1.38	1.28	—	[4]	(0.01)	(0.19)	(0.20)
Year ended 9/30/14	$28.76	(0.02)	(1.24)	(1.26)	—	[4]	—	(0.72)	(0.72)
Year ended 9/30/13	$22.44	0.07	6.32	6.39	0.01		(0.08)	—	(0.08)
Year ended 9/30/12	$17.21	0.09	5.14	5.23	—	[4]	—	—	—
Year ended 9/30/11	$18.66	— [4]	(1.46)	(1.46)	0.01		—	—	—
Year ended 9/30/10	$13.91	0.02	4.73	4.75	—	[4]	—	—	—

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000’s)	Portfolio Turnover Rate1 3

$61.47	17.85	1.17	[5]	1.17	[5]	0.14	0.14	$1,036,028	11%
$53.46	3.26	1.18	[5]	1.18	[5]	(0.64)	(0.64)	$859,086	26%
$52.49	26.76	1.21	[5]	1.21	[5]	(0.39)	(0.39)	$924,304	16%
$41.41	26.91	1.23	[5]	1.23	[5]	(0.70)	(0.70)	$581,371	28%
$32.63	8.95	1.22		1.22		(0.57)	(0.57)	$433,294	27%
$29.95	15.75	1.29	[11]	1.29	[11]	0.02	0.02	$418,642	19%

$61.63	17.91	1.12	[5]	1.16	[5]	0.18	0.14	$64,273	11%
$53.58	3.31	1.13	[5]	1.19	[5]	(0.59)	(0.65)[5]	$49,369	26%
$52.57	26.86	1.12	[5]	1.32	[5]	(0.32)	(0.52)[5]	$19,971	16%
$41.44	8.14	1.12	[5]	1.55	[5]	(0.62)	(1.05)	$9,101	28%

$3.12	14.35	1.95	[5]	2.09	[5]	(1.67)	(1.81)	$76,641	6%
$2.73	53.37	1.96	[5]	2.58	[5]	(0.76)	(1.38)	$44,150	13%
$1.78	(11.88)	1.95	[5]	2.99	[5]	(0.99)	(2.03)	$15,938	40%
$2.02	11.42	1.95	[5]	3.41	[5]	(0.65)	(2.11)	$13,658	17%
$1.83	(8.50)	1.95		4.85		(0.07)	(2.97)	$10,580	2%

$10.14	(1.41)	1.69	[5]	1.92	[5]	(0.83)	(1.06)	$27,307	24%
$10.31	7.92	1.69	[5]	1.88	[5]	(0.09)	(0.28)	$26,502	59%
$9.56	(4.40)	1.69	[5]	2.40	[5]	0.04	(0.67)	$29,374	43%

$10.21	(1.26)	1.50	[5]	1.73	[5]	(0.66)	(0.89)	$31,084	24%
$10.37	8.13	1.51	[5]	1.71	[5]	0.05	(0.15)	$32,306	59%
$9.61	(3.90)	1.50	[5]	2.21	[5]	(0.18)	(0.89)	$28,861	43%

$2.68	(2.06)	1.95	[5]	2.02	[5]	(1.32)	(1.39)	$1,246,317	23%
$2.74	4.90	1.95	[5]	2.02	[5]	(0.28)	(0.35)	$1,457,882	55%
$2.67	0.85	1.95	[5]	2.06	[5]	0.21	0.09	$1,785,681	41%
$2.66	23.15	1.95	[5]	2.13	[5]	0.29	0.11	$1,482,265	39%
$2.16	(8.85)	1.96		2.19		0.22	(0.01)	$774,198	48%
$2.37	51.69	2.06	[12]	2.39	[12]	0.82	0.49	$446,751	23%

$2.96	(9.04)	2.25	5 16	2.25	[5]	(0.66)[16]	(0.66)	$1,221,189	19%
$3.32	11.97	2.24	[5]	2.24	[5]	0.79	0.79	$1,324,694	22%
$2.97	22.88	2.25	[5]	2.43	[5]	0.81	0.63	$730,694	13%
$2.41	20.50	2.25	[5]	3.64	[5]	1.31	(0.08)	$33,045	5%

$3.86	5.71	1.81	[5]	1.81	[5]	(1.28)	(1.28)	$182,983	21%
$4.28	3.94	1.78	[5]	1.78	[5]	(0.83)	(0.83)	$192,664	42%
$4.58	24.23	1.80	[5]	1.80	[5]	(0.70)	(0.70)	$220,460	43%
$4.15	26.69	1.84	[5]	1.84	[5]	(0.61)	(0.61)	$153,582	38%
$3.68	(4.21)	1.94		1.94		(0.41)	(0.41)	$199,855	59%
$3.97	20.41	2.25	[12]	2.33	[12]	(0.73)	(0.81)	$234,904	23%

$6.40	13.81	0.85	[5]	0.85	[5]	(0.06)	(0.06)	$75,179	8%
$15.61	7.21	0.95	[5]	0.95	[5]	(0.52)[15]	(0.52)[15]	$119,469	15%
$14.91	21.67	0.95	[5]	0.99	[5]	0.15	0.11	$120,871	19%
$12.80	19.76	0.95	[5]	1.03	[5]	(0.28)	(0.37)	$111,952	26%
$10.83	2.01	0.95		1.04		(0.02)	(0.11)	$72,561	35%
$10.70	16.06	0.96	[11]	1.11	[11]	0.81	0.66	$78,274	36%

$27.86	4.75	1.50	[5]	1.50	[5]	(0.71)	(0.71)	$1,322,557	23%
$26.78	(4.53)	1.46	[5]	1.46	[5]	(0.06)	(0.06)	$1,421,086	42%
$28.76	28.63	1.49	[5]	1.49	[5]	0.25	0.25	$1,326,931	44%
$22.44	30.39	1.57	[6]	1.57	[6]	0.51	0.51	$434,824	44%
$17.21	(7.77)	1.66		1.66		(0.01)	(0.01)	$281,481	70%
$18.66	34.15	1.86	[12]	1.86	[12]	0.10	0.10	$285,446	44%

WASATCH FUNDS — Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
International Opportunities Fund
Six Months ended 3/31/15 (unaudited)	$3.09	(0.01)	0.04	0.03	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/14	$2.94	(0.01)	0.33	0.32	—	[4]	—	(0.17)	(0.17)
Year ended 9/30/13	$2.41	(—)[4]	0.53	0.53	—	[4]	—	—	—
Year ended 9/30/12	$2.24	— [4]	0.44	0.44	—	[4]	—	(0.27)	(0.27)
Year ended 9/30/11	$2.57	(0.01)	(0.25)	(0.26)	—	[4]	—	(0.07)	(0.07)
Year ended 9/30/10	$1.97	(0.01)	0.63	0.62	—	[4]	(0.02)	—	(0.02)
Large Cap Value Fund — Investor Class
Six Months ended 3/31/15 (unaudited)	$12.69	0.08	0.10	0.18	—	[4]	(0.08)	(3.15)	(3.23)
Year ended 9/30/14	$16.57	0.21	1.49	1.70	—	[4]	(0.22)	(5.36)	(5.58)
Year ended 9/30/13	$14.31	0.22	2.37	2.59	—	[4]	(0.20)	(0.13)	(0.33)
Year ended 9/30/12	$11.85	0.20	2.46	2.66	—	[4]	(0.20)	—	(0.20)
Year ended 9/30/11	$12.64	0.17	(0.79)	(0.62)	—	[4]	(0.17)	—	(0.17)
Year ended 9/30/10	$11.97	0.17	0.67	0.84	—	[4]	(0.17)	—	(0.17)
Large Cap Value Fund — Institutional Class
Six Months ended 3/31/15 (unaudited)	$12.69	0.03	0.16	0.19	—	[4]	(0.09)	(3.15)	(3.24)
Year ended 9/30/14	$16.57	0.20	1.52	1.72	—	[4]	(0.24)	(5.36)	(5.60)
Year ended 9/30/13	$14.31	0.22	2.39	2.61	—	[4]	(0.22)	(0.13)	(0.35)
Period ended 9/30/12[8]	$13.77	0.12	0.57	0.69	—	[4]	(0.15)	—	(0.15)
Long/Short Fund — Investor Class
Six Months ended 3/31/15 (unaudited)	$16.29	0.09	(0.78)	(0.69)	—	[4]	(0.14)	(0.81)	(0.95)
Year ended 9/30/14	$15.82	0.17	0.65	0.82	—	[4]	—	(0.35)	(0.35)
Year ended 9/30/13	$13.66	(0.04)	2.23	2.19	—	[4]	—	(0.03)	(0.03)
Year ended 9/30/12	$11.85	(0.02)	1.83	1.81	—	[4]	—	—	—
Year ended 9/30/11	$11.74	(0.04)	0.16	0.12	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/10	$11.13	(0.01)	0.62	0.61	—	[4]	— [4]	—	— [4]
Long/Short Fund — Institutional Class
Six Months ended 3/31/15 (unaudited)	$16.32	0.07	(0.75)	(0.68)	—	[4]	(0.17)	(0.81)	(0.98)
Year ended 9/30/14	$15.83	0.18	0.66	0.84	—	[4]	—	(0.35)	(0.35)
Period ended 9/30/13[14]	$13.80	(0.01)	2.07	2.06	—	[4]	—	(0.03)	(0.03)
Micro Cap Fund
Six Months ended 3/31/15 (unaudited)	$7.36	(0.01)	1.25	1.24	—	[4]	— [4]	(0.35)	(0.35)
Year ended 9/30/14	$7.42	(0.14)	0.08	(0.06)	—	[4]	—	—	—
Year ended 9/30/13	$5.71	(0.10)	1.81	1.71	—	[4]	—	—	—
Year ended 9/30/12	$4.40	(0.09)	1.40	1.31	—	[4]	—	—	—
Year ended 9/30/11	$4.44	(0.06)	0.02	(0.04)	—	[4]	—	—	—
Year ended 9/30/10	$3.89	(0.05)	0.60	0.55	—	[4]	—	—	—
Micro Cap Value Fund
Six Months ended 3/31/15 (unaudited)	$3.02	—	0.35	0.35	—	[4]	—	(0.44)	(0.44)
Year ended 9/30/14	$3.45	(0.04)	0.18	0.14	—	[4]	—	(0.57)	(0.57)
Year ended 9/30/13	$2.85	(0.03)	0.91	0.88	—	[4]	—	(0.28)	(0.28)
Year ended 9/30/12	$2.24	(0.04)	0.65	0.61	—	[4]	—	—	—
Year ended 9/30/11	$2.38	(0.04)	(0.10)	(0.14)	—	[4]	—	—	—
Year ended 9/30/10	$2.11	(0.02)	0.30	0.28	—	[4]	(0.01)	—	(0.01)
Small Cap Growth Fund
Six Months ended 3/31/15 (unaudited)	$50.25	(0.18)	7.52	7.34	—	[4]	—	(4.81)	(4.81)
Year ended 9/30/14	$51.31	(0.41)	1.03	0.62	—	[4]	—	(1.68)	(1.68)
Year ended 9/30/13	$43.82	(0.15)	10.53	10.38	—	[4]	—	(2.89)	(2.89)
Year ended 9/30/12	$35.37	(0.29)	10.40	10.11	—	[4]	—	(1.66)	(1.66)
Year ended 9/30/11	$34.24	(0.13)	1.26	1.13	—	[4]	—	—	—
Year ended 9/30/10	$28.59	(0.22)	5.87	5.65	—	[4]	—	—	—

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000’s)	Portfolio Turnover Rate1 3

$2.82	1.43	2.25	[5]	2.42	[5]	(0.91)	(1.08)	$425,957	12%
$3.09	11.53	2.25	[5]	2.41	[5]	(0.40)	(0.56)	$339,659	38%
$2.94	21.99	2.25	[5]	2.42	[5]	(0.03)	(0.20)	$278,216	49%
$2.41	22.33	2.25	[6]	2.48	[6]	(0.16)	(0.39)	$194,563	41%
$2.24	(10.49)	2.25		2.55		(0.58)	(0.88)	$151,569	108%
$2.57	31.71	2.26	[11]	2.62	[11]	(0.60)	(0.96)	$152,178	51%

$9.64	1.01	1.10	[5]	1.13	[5]	1.50	1.47	$312,343	18%
$12.69	11.78	1.11	5 11	1.12	5 11	1.38	1.37	$409,169	53%
$16.57	18.40	1.10	[5]	1.16	[5]	1.27	1.21	$786,910	47%
$14.31	22.50	1.10	[5]	1.15	[5]	1.42	1.37	$1,298,365	14%
$11.85	(5.08)	1.10		1.11		1.24	1.23	$1,546,471	26%
$12.64	7.07	1.11	[11]	1.14	[11]	1.36	1.33	$1,621,113	17%

$9.64	1.07	0.98	[5]	1.38	[5]	1.54	1.14	$3,068	18%
$12.69	11.95	0.98	[5]	1.25	[5]	1.52	1.25	$8,068	53%
$16.57	18.54	0.98	[5]	1.35	[5]	1.37	1.00	$15,444	47%
$14.31	5.02	0.98	[5]	1.31	[5]	1.44	1.11	$15,511	14%

$14.65	(4.38)	1.59	[7]	1.59	[7]	0.71	0.71	$1,214,168	26%
$16.29	5.21	1.53	7 12	1.53	7 12	1.05	1.05	$1,696,707	47%
$15.82	16.09	1.51	[7]	1.51	[7]	(0.22)	(0.22)	$1,479,371	47%
$13.66	15.27	1.51	[7]	1.51	[7]	(0.20)	(0.20)	$1,537,220	71%
$11.85	0.98	1.63	[7]	1.63	[7]	(0.44)	(0.44)	$833,298	82%
$11.74	5.52	1.71	7 12	1.71	7 12	0.03	0.03	$300,255	60%

$14.66	(4.31)	1.45	[7]	1.45	[7]	0.87	0.87	$926,996	26%
$16.32	5.33	1.42	[7]	1.42	[7]	1.18	1.18	$1,022,568	47%
$15.83	14.99	1.39	[7]	1.40	[7]	(0.16)	(0.17)	$824,780	47%

$8.25	17.23	1.90	[5]	1.90	[5]	(0.21)	(0.21)	$324,825	11%
$7.36	(0.81)	1.97		1.97		(1.67)	(1.67)	$293,815	26%
$7.42	29.95	2.13	[5]	2.13	[5]	(1.28)	(1.28)	$323,175	17%
$5.71	29.77	2.14	[5]	2.14	[5]	(1.50)	(1.50)	$289,449	25%
$4.40	(0.90)	2.14		2.14		(1.05)	(1.05)	$253,415	30%
$4.44	14.14	2.18	[5]	2.18	[5]	(1.10)	(1.10)	$283,551	34%

$2.93	12.29	1.96	[6]	2.03	[6]	0.10	0.03	$159,524	26%
$3.02	3.26	2.03	[5]	2.09	[5]	(1.31)	(1.37)	$158,800	71%
$3.45	33.92	2.25	[5]	2.25	[5]	(0.92)	(0.92)	$166,487	66%
$2.85	27.23	2.25	[5]	2.31	[5]	(1.27)	(1.33)	$138,299	78%
$2.24	(5.88)	2.25		2.28		(1.21)	(1.24)	$142,795	94%
$2.38	13.26	2.26	[11]	2.37	[11]	(1.32)	(1.43)	$185,587	88%

$52.78	15.26	1.22	[5]	1.22	[5]	(0.75)	(0.75)	$2,396,808	10%
$50.25	1.09	1.21	[5]	1.21	[5]	(0.75)	(0.75)	$2,219,638	23%
$51.31	25.34	1.23	[5]	1.23	[5]	(0.42)	(0.42)	$2,487,031	10%
$43.82	29.41	1.24	[5]	1.24	[5]	(0.73)	(0.73)	$1,824,781	20%
$35.37	3.30	1.23		1.23		(0.32)	(0.32)	$1,297,982	23%
$34.24	19.76	1.27	[11]	1.27	[11]	(0.74)	(0.74)	$1,110,087	17%

WASATCH FUNDS — Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Small Cap Value Fund — Investor Class
Six Months ended 3/31/15 (unaudited)	$5.69	0.05	0.70	0.75	—	[4]	—	—	—
Year ended 9/30/14	$5.12	(0.02)	0.59	0.57	—	[4]	—	—	—
Year ended 9/30/13	$3.81	(0.01)	1.32	1.31	—	[4]	—	—	—
Year ended 9/30/12	$3.12	(0.03)	0.72	0.69	—	[4]	—	—	—
Year ended 9/30/11	$3.08	(0.02)	0.06	0.04	—	[4]	—	—	—
Year ended 9/30/10	$2.75	(0.01)	0.34	0.33	—	[4]	—	—	—
Small Cap Value Fund — Institutional Class
Six Months ended 3/31/15 (unaudited)	$5.72	0.06	0.69	0.75	—	[4]	—	—	—
Year ended 9/30/14	$5.14	(0.03)	0.61	0.58	—		—	—	—
Year ended 9/30/13	$3.82	(0.01)	1.33	1.32	—	[4]	—	—	—
Period ended 9/30/12[8]	$3.68	(0.01)	0.15	0.14	—		—	—	—
Strategic Income Fund
Six Months ended 3/31/15 (unaudited)	$12.63	0.22	0.40	0.62	—	[4]	(0.20)	(0.62)	(0.82)
Year ended 9/30/14	$11.08	0.32	1.74	2.06	—	[4]	(0.35)	(0.16)	(0.51)
Year ended 9/30/13	$9.30	0.33	1.78	2.11	—	[4]	(0.33)	—	(0.33)
Year ended 9/30/12	$7.57	0.16	1.77	1.93	—	[4]	(0.20)	—	(0.20)
Year ended 9/30/11	$7.51	0.25	0.06	0.31	—	[4]	(0.25)	—	(0.25)
Year ended 9/30/10	$6.77	0.31	0.70	1.01	—	[4]	(0.27)	—	(0.27)
Ultra Growth Fund
Six Months ended 3/31/15 (unaudited)	$23.67	(0.15)	3.80	3.65	—	[4]	(0.01)	(6.88)	(6.89)
Year ended 9/30/14	$24.57	(0.06)	0.80	0.74	—	[4]	—	(1.64)	(1.64)
Year ended 9/30/13	$22.83	(0.15)	4.96	4.81	—	[4]	—	(3.07)	(3.07)
Year ended 9/30/12	$20.11	(0.08)	3.98	3.90	—	[4]	—	(1.18)	(1.18)
Year ended 9/30/11	$19.80	(0.17)	0.48	0.31	—	[4]	—	—	—
Year ended 9/30/10	$15.66	(0.15)	4.29	4.14	—	[4]	—	—	—
World Innovators Fund
Six Months ended 3/31/15 (unaudited)	$22.62	(0.12)	0.80	0.68	—	[4]	—	(2.54)	(2.54)
Year ended 9/30/14	$23.15	(0.24)	0.91	0.67	—	[4]	—	(1.20)	(1.20)
Year ended 9/30/13	$18.55	(0.12)	4.72	4.60	—	[4]	—	—	—
Year ended 9/30/12	$14.71	(0.12)	3.96	3.84	—	[4]	—	—	—
Year ended 9/30/11	$13.65	(0.13)	1.19	1.06	—	[4]	—	—	—
Year ended 9/30/10	$11.12	(0.10)	2.65	2.55	—	[4]	(0.02)	—	(0.02)
Income Fund
Six Months ended 3/31/15 (unaudited)	$10.15	0.08	0.09	0.17	—	[4]	(0.08)	—	(0.08)
Year ended 9/30/14	$10.13	0.17	0.02	0.19	—	[4]	(0.17)	—	(0.17)
Year ended 9/30/13	$10.44	0.17	(0.31)	(0.14)	—		(0.17)	—	(0.17)
Year ended 9/30/12	$10.32	0.20	0.12	0.32	—	[4]	(0.20)	—	(0.20)
Year ended 9/30/11	$10.34	0.25	(0.02)	0.23	—	[4]	(0.25)	—	(0.25)
Year ended 9/30/10	$10.04	0.29	0.30	0.59	—	[4]	(0.29)	—	(0.29)
U.S. Treasury Fund
Six Months ended 3/31/15 (unaudited)	$17.08	0.19	2.69	2.88	0.01		(0.19)	—	(0.19)
Year ended 9/30/14	$15.33	0.45	1.75	2.20	—	[4]	(0.45)	—	(0.45)
Year ended 9/30/13	$18.75	0.44	(3.08)	(2.64)	0.01		(0.44)	(0.35)	(0.79)
Year ended 9/30/12	$18.75	0.42	0.77	1.19	0.01		(0.42)	(0.78)	(1.20)
Year ended 9/30/11	$17.17	0.52	2.63	3.15	0.02		(0.52)	(1.07)	(1.59)
Year ended 9/30/10	$16.29	0.54	1.35	1.89	0.01		(0.54)	(0.48)	(1.02)

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000’s)	Portfolio Turnover Rate1 3

$6.44	13.18	1.21	[5]	1.21	[5]	1.62	1.62	$282,702	32%
$5.69	11.13	1.20	[5]	1.20	[5]	(0.52)	(0.52)	$265,521	50%
$5.12	34.38	1.26	[5]	1.27	[5]	(0.21)	(0.22)	$201,581	40%
$3.81	22.12	1.46	[5]	1.46	[5]	(0.73)	(0.73)	$166,330	55%
$3.12	1.30	1.78		1.78		(0.65)	(0.65)	$169,401	46%
$3.08	12.00	1.85	[11]	1.85	[11]	(0.23)	(0.23)	$211,571	62%

$6.47	13.11	1.15	[5]	1.25	[5]	1.83	1.73	$19,343	32%
$5.72	11.28	1.15	[5]	1.44	[5]	(0.49)	(0.78)	$10,436	50%
$5.14	34.55	1.15	[5]	1.46	[5]	(0.11)	(0.42)	$9,359	40%
$3.82	3.80	1.15	[5]	1.66	[5]	(0.42)	(0.93)	$7,243	55%

$12.43	4.88	0.95	5 16	0.93	[5]	3.48 [16]	3.50	$120,090	37%
$12.63	18.94	0.95	[5]	0.96	[5]	2.59	2.58	$94,958	69%
$11.08	23.01	0.95	[5]	1.06	[5]	3.16	3.05	$66,579	54%
$9.30	25.61	0.95	[5]	1.14	[5]	1.74	1.55	$44,635	57%
$7.57	3.94	0.95		1.21		2.99	2.73	$24,057	62%
$7.51	15.18	0.99	7 12	1.33	7 12	4.35	4.01	$19,517	73%

$20.43	17.67	1.32	[5]	1.32	[5]	(0.97)	(0.97)	$112,973	16%
$23.67	2.66	1.26	[5]	1.26	[5]	(1.00)	(1.00)	$102,834	38%
$24.57	24.52	1.29	[5]	1.29	[5]	(0.64)	(0.64)	$151,697	25%
$22.83	20.13	1.32	[5]	1.32	[5]	(0.35)	(0.35)	$143,259	43%
$20.11	1.57	1.42		1.42		(0.51)	(0.51)	$134,203	60%
$19.80	26.44	1.68	[11]	1.68	[11]	(1.14)	(1.14)	$178,566	45%

$20.76	3.26	1.77	[5]	1.77	[5]	(0.89)	(0.89)	$206,329	55%
$22.62	2.69	1.73	[5]	1.73	[5]	(0.89)	(0.89)	$253,311	111%
$23.15	24.80	1.77	[5]	1.79	[5]	(0.84)	(0.86)	$266,911	84%
$18.55	26.10	1.85	[5]	1.85	[5]	(0.99)	(0.99)	$167,934	66%
$14.71	7.77	1.95		1.95		(0.84)	(0.84)	$72,493	85%
$13.65	22.91	1.96	[11]	2.05	[11]	(0.74)	(0.83)	$65,767	74%

$10.24	1.66	0.71	[5]	0.71	[5]	1.53	1.53	$109,322	20%
$10.15	1.91	0.70	[5]	0.70	[5]	1.66	1.66	$116,752	13%
$10.13	(1.34)	0.71		0.71		1.67	1.67	$130,285	35%
$10.44	3.16	0.70	[5]	0.70	[5]	1.97	1.97	$139,186	48%
$10.32	2.26	0.71		0.71		2.42	2.42	$135,617	43%
$10.34	5.95	0.72	[12]	0.73	[12]	2.87	2.86	$138,095	51%

$19.78	16.95	0.64	[5]	0.64	[5]	2.16	2.16	$361,602	82%
$17.08	14.54	0.70	[5]	0.70	[5]	2.77	2.77	$224,664	28%
$15.33	(14.43)	0.71	[5]	0.71	[5]	2.46	2.46	$193,231	34%
$18.75	6.66	0.72	[5]	0.72	[5]	2.33	2.33	$271,495	13%
$18.75	22.06	0.75		0.76		3.44	3.43	$187,368	44%
$17.17	12.65	0.75	[12]	0.78	[12]	3.56	3.53	$200,855	49%

WASATCH FUNDS — Notes to Financial Highlights	MARCH 31, 2015 (UNAUDITED)

[1]	Not annualized for periods less than one year.

[2]	Annualized for periods less than one year.

[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

[4]	Represents amounts less than $.005 per share.

[5]	Includes interest expense of less than 0.01%.

[6]	Includes interest expenses of 0.01%.

[7]	Includes interest expense and dividend payments for securities sold short. The ratios excluding such expenses are listed below:

	Expenses Net of Waivers and Reimbursements[2]		Expenses Before Waivers and Reimbursements[2]
Long/Short Fund — Investor Class
Six Months ended 3/31/15 (unaudited)	1.29%		1.29%
Year ended 9/30/14	1.27%		1.27%
Year ended 9/30/13	1.28%		1.28%
Year ended 9/30/12	1.27%		1.27%
Year ended 9/30/11	1.30%		1.30%
Year ended 9/30/10	1.34%	[12]	1.34%	[12]

Long/Short Fund — Institutional Class
Six Months ended 3/31/15 (unaudited)	1.16%		1.16%
Year ended 9/30/14	1.16%		1.16%
Period ended 9/30/13[14]	1.17%		1.18%

Strategic Income Fund
Year ended 9/30/10	0.95%	[12]	1.29%	[12]

[8]	Institutional class inception date was January 31, 2012.

[9]	Fund inception date was January 31, 2012.

[10]	Fund inception date was April 26, 2011.

[11]	Includes extraordinary expenses of 0.01% (see Note 8).

[12]	Includes extraordinary expenses of less than 0.01% (see Note 8).

[13]	Fund inception date was December 13, 2012.

[14]	Institutional class inception date was December 13, 2012.

[15]	Investment Income per share reflects a large, special dividend which amounted to $0.04 per share. Excluding this special dividend, the ratio of the net investment income (loss) to average net assets would have been (0.79)%.

[16]	Includes recoupment of fees waived of $19,996 for the Frontier Emerging Small Countries Fund and $10,028 for the Strategic Income Fund.

[17]	The Heritage Growth Fund ceased operations on April 30, 2015.

See Notes to Financial Statements.

WASATCH FUNDS — Notes to Financial Statements	MARCH 31, 2015 (UNAUDITED)

1. ORGANIZATION

Wasatch Funds Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and consists of 20 series or funds (each a “Fund” and collectively the “Funds”). The Core Growth Fund, Emerging India Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, Heritage Growth Fund, International Growth Fund, International Opportunities Fund, Large Cap Value Fund, Long/Short Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Ultra Growth Fund, World Innovators Fund, Wasatch-1st Source Income Fund (“Income Fund”) (sub-advised), and Wasatch-Hoisington U.S. Treasury Fund (“U.S. Treasury Fund”) (sub-advised) are each diversified funds. The Emerging Markets Select Fund is a non-diversified fund. Each Fund maintains its own investment objective.

On November 9, 2011, the Trust re-designated the shares of the Funds into Investor Class shares effective January 31, 2012, and authorized and designated a new Institutional Class of shares in the Funds. Currently five funds offer Institutional Class shares: Core Growth Fund, Large Cap Value Fund and Small Cap Value Fund, which commenced operations on January 31, 2012, as well as the Emerging Markets Select Fund and Long/Short Fund, which commenced operations on December 13, 2012. Each class of shares for each Fund has identical rights and privileges except with respect to purchase minimums, distribution and service charges, shareholder services, voting rights on matters affecting a single class of shares, and the exchange and conversion features. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the “Advisor” or “Wasatch”) as investment advisor.

The Core Growth, Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities, Heritage Growth, International Growth, International Opportunities, Large Cap Value, Long/Short, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Strategic Income, Ultra Growth and World Innovators Funds are referred to herein as the “Equity Funds.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant policies related to investments of the Funds held at March 31, 2015. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Valuation of Securities — All investments in securities are recorded at their estimated fair value as described in Note 14.

Foreign Currency Translations — Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day (generally 2:00 p.m. Eastern Time). Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

Investment in Securities and Related Investment Income — Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premiums are amortized using the interest method. To the extent dividends received include return of capital or capital gain distributions, such distributions are recorded as a reduction to cost of the related security or as realized gain/loss.

Expenses — The Funds contract for various services on a collective basis. Most expenses are directly attributable to each Fund and therefore are charged accordingly. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Use of Management Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

Redemption Fees — The Funds deduct a fee of 2.00% from redemption proceeds on shares of the Funds held 60 days or less. Redemption fees retained by the Funds are credited to additional paid-in capital.

New Accounting Pronouncements — In June 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU 2013-08”) to Accounting Standard Codification Topic 946, Financial Services —Investment Companies (“Topic 946”). ASU 2013-08 amends the guidance in Topic 946 for determining whether an entity qualifies as an investment company and requires certain additional disclosures. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating

WASATCH FUNDS — Notes to Financial Statements (continued)

the potential impact of ASU 2013-08, management expects that this will not have a material impact on the Funds’ financial statements.

Other — Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as certain shareholder servicing fees.

3. SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements — The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase and the fund to resell the obligation at an agreed upon price and time. The market value of the collateral must be at least equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the fund has the right to use the collateral to offset losses incurred. Refer to Note 15 (Offsetting) for more information about the offsetting of assets and liabilities.

Short Sales — The Long/Short Fund and to a lesser extent the other Equity Funds may enter into short sales whereby a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a Fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from security purchases cannot exceed the total amount invested. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions. Refer to Note 15 (Offsetting) for more information about the offsetting of assets and liabilities.

Participation Notes — The Frontier Emerging Small Countries and the Global Opportunities Funds may invest in Participation Notes (P-Notes). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow a fund to gain exposure to common stocks in markets where direct investment is not allowed, such as Saudi Arabia. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. Risks associated with P-Notes include the possible failure of a counterparty (i.e., the issuing bank or broker-dealer) to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem the notes before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock.

4. FINANCIAL DERIVATIVE INSTRUMENTS

Foreign Currency Contracts — The Funds may enter into foreign currency contracts to settle planned purchases or sales of securities or to protect against a possible loss resulting from the adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. Foreign currency contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in currency exchange rates. Foreign currency contracts are marked-to-market daily and the change in market value is recorded by a fund as unrealized appreciation or depreciation. When a foreign currency contract is closed, the fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Schedule of Investments. In addition, a fund could be exposed to credit risk if a counterparty is unable or unwilling to meet the terms of the contracts or if the value of the currency changes unfavorably. In connection with these contracts, the Funds may segregate cash and/or securities in a sufficient amount as collateral in accordance with the terms of the respective contracts.

Options Transactions — The Equity Funds and the Income Fund may buy and sell put and call options and write covered put and call options, including over-the-counter options, on portfolio securities where the completion of the obligation is dependent upon the credit standing of another party. Options are a type of derivative financial instrument. The Funds may invest in derivative financial instruments, including options, in order to manage risk or gain exposure to various other investments or markets. The risk in writing a call option is that a fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a fund pays a premium whether or not the option is exercised. A fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Possible losses from uncovered written options may be unlimited. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A fund will realize a gain or loss upon expiration or closing of the

MARCH 31, 2015 (UNAUDITED)

option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of written options. Refer to Note 15 (Offsetting) for more information about the offsetting of assets and liabilities.

Options written activity during the period ended March 31, 2015 was as follows:

	Options Outstanding at 9/30/2014	Written	Closed	Exercised	Expired	Options Outstanding at 3/31/2015
Long/Short Fund
Premium amount	$2,054,471	$—	$(2,054,471)	$—	$—	$—
Number of contracts	5,066	—	(5,066)	—	—	—
Micro Cap Value Fund
Premium amount	$206,836	$125,104	$(36,230)	$(132,836)	$(162,874)	$—
Number of contracts	830	500	(150)	(650)	(530)	—

5. DISTRIBUTIONS

Dividends from net investment income and net realized gains, if any, are declared and paid at least annually for all Funds, except for dividends from net investment income in four funds. The Income Fund declares and pays dividends monthly. The Large Cap Value, Strategic Income and U.S. Treasury Funds declare and pay dividends quarterly. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among additional paid-in capital, undistributed net investment income (loss), and undistributed net realized gain (loss) on investments, options and foreign currency translations.

6. PURCHASES AND SALES OF SECURITIES

Cost of investment securities purchased and proceeds from sales of investment securities, excluding U.S. government and short-term securities for the period ended March 31, 2015 are summarized below:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund	Heritage Growth Fund
Purchases	$105,384,669	$33,848,669	$13,879,114	$305,390,881	$257,683,367	$38,739,326	$6,383,510
Sales	130,577,516	3,262,208	16,996,753	486,914,565	234,223,574	56,308,721	126,813,389

	International Growth Fund	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund
Purchases	$295,528,162	$112,526,447	$64,447,837	$524,327,756	$33,846,647	$39,349,139	$220,623,328
Sales	447,055,119	42,148,892	168,788,326	901,344,643	51,319,966	56,753,927	355,620,904

	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund
Purchases	$87,687,148	$61,234,285	$16,993,060	$111,417,618	$12,928,781
Sales	96,382,564	40,192,356	28,350,099	180,119,309	12,605,303

Purchases and sales of U.S. government securities in the Income Fund were $8,494,773 and $16,957,162, respectively. Purchases and sales of U.S. government securities in the U.S. Treasury Fund were $331,460,852 and $240,590,509, respectively.

7. FEDERAL INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. The Funds are no longer subject to examination by tax authorities for years prior to 2011. At this time, management believes there are no uncertain tax positions which, based on

WASATCH FUNDS — Notes to Financial Statements (continued)

their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total of amounts of unrecognized tax benefits will significantly change in the next 12 months. Accordingly, no provision for federal income or excise taxes has been made.

As of March 31, 2015 the cost and unrealized appreciation (depreciation) of securities on a tax basis were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund	Heritage Growth Fund
Cost	$644,555,414	$60,071,715	$53,938,242	$1,059,261,568	$1,159,815,262	$137,502,349	$76,601,431

Gross appreciation	$473,146,392	$18,750,834	$8,329,018	$260,261,387	$188,087,222	$54,110,256	$0
Gross (depreciation)	(18,188,340)	(845,246)	(4,292,389)	(85,608,889)	(137,558,124)	(7,109,863)	0

Net appreciation	$454,958,052	$17,905,588	$4,036,629	$174,652,498	$50,529,098	$47,000,393	$0

	International Growth Fund	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund
Cost	$1,072,532,755	$365,873,574	$276,370,632	$1,769,437,853	$192,202,179	$120,664,140	$1,433,921,194

Gross appreciation	$301,727,928	$81,136,094	$47,398,287	$265,925,122	$144,550,525	$42,685,990	$1,052,028,045
Gross (depreciation)	(66,799,892)	(22,042,579)	(7,424,578)	(240,876,091)	(9,881,240)	(4,132,229)	(82,673,763)

Net appreciation	$234,928,036	$59,093,515	$39,973,709	$25,049,031	$134,669,285	$38,553,761	$969,354,282

	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Cost	$235,068,743	$106,561,806	$86,850,979	$175,828,550	$107,259,378	$352,397,861

Gross appreciation	$80,698,064	$16,905,245	$35,218,189	$34,935,620	$1,728,530	$11,188,427
Gross (depreciation)	(11,373,455)	(3,785,568)	(7,236,463)	(3,287,212)	(168,694)	(4,028,160)

Net appreciation	$69,324,609	$13,119,677	$27,981,726	$31,648,408	$1,559,836	$7,160,267

The difference between book-basis and tax-basis unrealized gains is primarily attributable to the tax deferral of losses on wash sales.

The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of the date of this report.

Capital loss carryforwards are available through the date specified below to offset future realized net capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President of the United States of America. Under the Modernization Act, a Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Capital loss carryforwards as of September 30, 2014 are as follows:

				Non-Expiring
Fund	2016	2017	2018	Short Term	Long Term
Emerging India Fund	$—	$—	$—	$698,466	$—
Emerging Markets Select Fund	—	—	—	2,430,234	—
Small Cap Value Fund	—	—	40,431,423	—	—
Income Fund	348,589	—	—	—	—
U.S. Treasury Fund	—	—	—	10,028,544	1,662,358

MARCH 31, 2015 (UNAUDITED)

The Funds have elected to defer losses incurred from November 1, 2013 through September 30, 2014 in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

Fund	Post-October Capital Losses	Late-Year Ordinary Losses
Core Growth Fund	$—	$3,495,422
Emerging Markets Small Cap Fund	9,930,904	—
Micro Cap Fund	—	4,090,280
Micro Cap Value Fund	—	680,747
Small Cap Growth Fund	—	14,605,038
Small Cap Value Fund	—	1,019,565
Ultra Growth Fund	—	1,445,037
World Innovators Fund	—	1,851,894
Income Fund	55,093	—

During the tax year ended September 30, 2014, the Funds used capital loss carryforwards in the following amounts:

Fund	Amount Used
Emerging India Fund	$215,221
Frontier Emerging Small Countries Fund	1,786,407
Micro Cap Fund	24,405,083
Small Cap Value Fund	26,134,332
Income Fund	119,324

8. RELATED PARTY TRANSACTIONS

Investment Advisory Fees, Expense Limitations — As the Funds’ investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. The Advisor has contractually agreed to waive its fees and/or reimburse certain Funds should a Fund’s operating expenses exceed a specified annual limitation through at least January 31, 2016. If operating expenses are less than the specified expense limit for the Fund, the Advisor shall be entitled to recoup the fees waived or reduced to the extent that the operating expenses and the amounts reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently through January 31, 2016). Such reimbursement shall be paid only while the expense limitation agreement is in effect and only if such amount paid, together with all other amounts reimbursed under this agreement in the fiscal year, do not cause the Fund to exceed the expense limitation. All amounts not recovered at the end of the period expire on January 31, 2016. Ordinary operating expenses exclude any interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Funds’ business. The costs of the Proxy Statement related to the identification and shareholder approval of Trustee Nominees were treated as extraordinary expenses in the 2010 fiscal year. The impact of these payments is reflected in the net expense ratios in the Financial Highlights. In late October 2013, it was discovered that the Long/Short Fund and Large Cap Value Fund had a 12b-1 receivable on the books which dated back to 2008 prior to the conversion of the 1st Source Funds to Wasatch Funds. It was determined that the amount should be written off as an extraordinary expense and posted to other expenses. The balance for the Large Cap Value Fund was $70,993 and the Long/Short Fund was $8,622. The impact of these write-offs is reflected in the Financial Highlights. Investment advisory fees and fees waived, if any, for the six months ended March 31, 2015 are disclosed in the Statements of Operations. Investment advisory fee and expense limitation annual rates are shown below.

Fund	Advisory Fee	Expense Limitation Investor Class	Expense Limitation Institutional Class	Contractual Expense Limitation/ Reimbursement Recoverable Expiration Date	Reimbursement Recoverable
Core Growth Fund	1.00%	1.50%	1.12%	1/31/2016	$30,817
Emerging India Fund	1.50%	1.95%	N/A	1/31/2016	144,229
Emerging Markets Select Fund	1.25%	1.69%	1.50%	1/31/2016	163,353
Emerging Markets Small Cap Fund	1.75%	1.95%	N/A	1/31/2016	1,619,754
Frontier Emerging Small Countries Fund	1.75%	2.25%	N/A	1/31/2016	—
Global Opportunities Fund	1.50%	1.95%	N/A	1/31/2016	—
Heritage Growth Fund	0.70%	0.95%	N/A	1/31/2016	—
International Growth Fund	1.25%	1.75%	N/A	1/31/2016	—
International Opportunities Fund	1.95%	2.25%	N/A	1/31/2016	694,992
Large Cap Value Fund	0.90%	1.10%	0.98%	1/31/2016	77,246
Long/Short Fund	1.10%	N/A	1.17%	1/31/2016	—
Micro Cap Fund	1.75%	1.95%	N/A	1/31/2016	—
Micro Cap Value Fund	1.75%	1.95%	N/A	1/31/2016	149,567

WASATCH FUNDS — Notes to Financial Statements (continued)

Fund	Advisory Fee	Expense Limitation Investor Class	Expense Limitation Institutional Class	Contractual Expense Limitation/ Reimbursement Recoverable Expiration Date	Reimbursement Recoverable
Small Cap Growth Fund	1.00%	1.50%	N/A	1/31/2016	$—
Small Cap Value Fund	1.00%	1.50%	1.15%	1/31/2016	26,165
Strategic Income Fund	0.70%	0.95%	N/A	1/31/2016	—
Ultra Growth Fund	1.00%	1.50%	N/A	1/31/2016	—
World Innovators Fund	1.50%	1.95%	N/A	1/31/2016	—
Income Fund	0.55%	N/A	N/A	N/A	N/A
U.S. Treasury Fund	0.50%	0.75%	N/A	1/31/2016	—

Affiliated Trades — Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in the procedures adopted by the Board of Trustees (the “Board”). The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund (or funds) that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further each transaction is effected at the current market price, as that term is defined under the procedures. During the six months ended March 31, 2015, the Funds had no purchases or sales of securities pursuant to Rule 17a-7 of the 1940 Act.

Institutional Class Legal Fees — As disclosed in the annual report dated September 30, 2011, the Board approved a multi-class plan pursuant to which the Board established and designated two classes for each series known as Investor Class shares and Institutional Class shares. The Advisor paid the legal costs associated with the establishment and designation of the new share classes for existing funds.

Payments by Advisor — During the 2012 fiscal year the Advisor discovered a trade allocation error involving several of the Wasatch Funds. In August 2012, the Advisor reimbursed the Global Opportunities Fund $1,167, the Micro Cap Fund $1,074, the Micro Cap Value Fund $1,282, the Small Cap Growth Fund $46,199, the Ultra Growth Fund $940 and the World Innovators Fund $437 as reimbursement for the error plus interest.

During the 2013 and 2014 fiscal years, the Advisor paid certain audit, legal and/or printing fees of the Core Growth, Emerging Markets Small Cap, Large Cap Value, Long/Short Institutional Class, Small Cap Growth, Small Cap Value, Strategic Income and World Innovators Funds. The Advisor does not intend to be reimbursed for these amounts.

On February 20, 2013, the Advisor discovered a trade error involving the Frontier Emerging Small Countries Fund. The Advisor reimbursed the Fund $4,421.

The impact of the payments detailed above is reflected in the net expense ratios in the Financial Highlights.

10% Shareholders — As of March 31, 2015, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:

	Number of Accounts	Percent of Shares Outstanding
Core Growth Fund	2	57.43%
Emerging India Fund	2	63.01%
Emerging Markets Select Fund	2	81.07%
Emerging Markets Small Cap Fund	2	57.82%
Frontier Emerging Small Countries Fund	2	76.16%
Global Opportunities Fund	2	64.40%
Heritage Growth Fund	3	58.12%
International Growth Fund	2	53.26%
International Opportunities Fund	2	72.79%
Large Cap Value Fund	2	71.98%
Long/Short Fund	2	78.22%
Micro Cap Fund	2	26.62%
Micro Cap Value Fund	2	46.94%
Small Cap Growth Fund	2	52.87%
Small Cap Value Fund	2	38.71%
Strategic Income Fund	2	43.20%
Ultra Growth Fund	2	28.06%
World Innovators Fund	2	36.55%
Income Fund	2	84.42%
U.S. Treasury Fund	3	61.46%

MARCH 31, 2015 (UNAUDITED)

Affiliated Interests — As of March 31, 2015, Wasatch Advisors, Inc. and its affiliates, and the retirement plans of Wasatch Advisors, Inc. and its affiliates, held shares of the Funds which may be redeemed at any time as detailed below:

	Number of Accounts*	Percent of Shares Outstanding
Core Growth Fund	17	0.73%
Emerging India Fund	20	12.31%
Emerging Markets Select Fund	17	10.08%
Emerging Markets Small Cap Fund	17	0.60%
Frontier Emerging Small Countries Fund	24	0.63%
Global Opportunities Fund	22	2.77%
Heritage Growth Fund	8	4.47%
International Growth Fund	13	0.49%
International Opportunities Fund	26	2.30%
Large Cap Value Fund	13	0.37%
Long/Short Fund	11	0.21%
Micro Cap Fund	11	0.85%
Micro Cap Value Fund	13	2.33%
Small Cap Growth Fund	20	1.55%
Small Cap Value Fund	8	1.50%
Strategic Income Fund	8	9.06%
Ultra Growth Fund	6	1.96%
World Innovators Fund	8	1.76%
Income Fund	3	0.02%
U.S. Treasury Fund	6	0.55%

*	Multiple accounts with the same beneficial owner are treated as one account.

Payments by Former Service Provider — BISYS Fund Services, Inc. (“BISYS”) is a former service provider to the Large Cap Value Fund, Long/Short Fund and Income Fund. In August 2010, these funds received a one-time payment from the BISYS Fair Fund (a fund established pursuant to a settlement between the SEC and BISYS that requires, among other things, a distribution of settlement monies from the Fair Fund to benefit affected mutual funds). The impact of these payments is reflected in the net expense ratios in the Financial Highlights.

9. TRANSACTIONS WITH AFFILIATES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The following Funds conducted transactions during the six months ended March 31, 2015 with an “affiliated company” as so defined:

	Share Activity				Dividends Credited to Income for the period ended 3/31/2015	Gain (Loss) Realized on Sale of Shares for the period ended 3/31/2015
	Balance 9/30/2014	Purchases / Additions	Sales / Reductions	Balance 3/31/2015
Frontier Emerging Small Countries Fund
Akzo Nobel Pakistan Ltd.	—	3,530,049	—	3,530,049	$—	$—
Chevron Lubricants Lanka plc	5,300,185	1,000,000	—	6,300,185	475,940	—

International Growth Fund
Diligent Board Member Services, Inc.	4,679,359	—	—	4,679,359	$—	$—

Long/Short Fund
Bill Barrett Corp.	3,843,259	594,715	414,000	4,023,974	$—	$(5,588,938)
Silicon Graphics International Corp.**	2,820,938	—	344,069	2,476,869	—	(718,623)

Micro Cap Fund
Goldwater Bank, N.A.*	154,000	—	154,000	—	$—	$(1,532,300)

Small Cap Growth Fund
Argos Therapeutics, Inc.	642,332	419,770	—	1,062,102	$—	$—
Blue Nile, Inc.	786,591	41,962	—	828,553	—	—
Cempra, Inc.*	1,752,428	—	408,519	1,343,909	—	9,851,353
Chefs’ Warehouse, Inc. (The)	1,423,495	—	—	1,423,495	—	—
Echo Global Logistics, Inc.	1,383,181	91,572	—	1,474,753	—	—
IPC Healthcare, Inc.*	1,030,019	—	213,448	816,571	—	(2,638,271)
Knight Transportation, Inc.*	4,784,182	—	1,753,899	3,030,283	363,634	20,566,215
SciQuest, Inc.	1,615,954	—	25,290	1,590,664	—	(53,969)

*	This security was deemed to no longer meet the criteria of an affiliated company at the reporting date.

**On	March 5, 2014, a Schedule 13D was filed for Silicon Graphics International Corp. (“the Company”) on behalf of the Advisor and the Wasatch Long/Short Fund, including the portfolio managers Michael L. Shinnick and Ralph C. Shive (“Reporting Persons”).

WASATCH FUNDS — Notes to Financial Statements (continued)

10. RESTRICTED SECURITIES

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the “Securities Act”) and cannot be sold without prior registration under the Securities Act or may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by a designated Pricing Committee of the Advisor (“Pricing Committee”), comprised of personnel of the Advisor, with oversight by the Board of Trustees and in accordance with Board-approved Pricing Policies and Procedures. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At March 31, 2015, the Funds held the following restricted securities:

	Security Type	Acquisition Date	Cost	Fair Value	Value as % of Net Assets
Micro Cap Value Fund
Acetylon Pharmaceuticals, Inc., Series B	Preferred Stock	2/3/11 - 5/25/12	$499,999	$1,366,314	0.86%
Nobilis Health Corp.	Warrants	9/25/14	—	1,677,362	1.05%

			$499,999	$3,043,676	1.91%

Small Cap Growth Fund
DataStax, Inc., Series E	Preferred Stock	8/12/14	$8,000,002	$8,000,002	0.33%
DocuSign, Inc., Series B	Preferred Stock	3/3/14	437,256	437,256	0.02%
DocuSign, Inc., Series B-1	Preferred Stock	3/3/14	130,983	130,983	0.01%
DocuSign, Inc., Series D	Preferred Stock	3/3/14	313,930	313,930	0.01%
DocuSign, Inc., Series E	Preferred Stock	3/3/14	8,117,819	8,117,819	0.34%
Drilling Info Holdings, Inc., Series B	Preferred Stock	9/5/13	15,350,001	11,438,168	0.48%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 7/21/14	3,145,318	3,041,131	0.13%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 2/23/15	1,520,842	1,436,735	0.06%
Nanosys, Inc., Series D	Preferred Stock	11/8/05	2,000,000	342,373	0.01%
Nanosys, Inc., Series E	Preferred Stock	8/13/10	184,939	182,500	0.01%

			$39,201,090	$33,440,897	1.40%

Strategic Income Fund
Redcorp Ventures Ltd.	Corporate Bonds	7/5/07	$152,583	$848	0.00%
Star Asia Financial Ltd.	Common Stock	2/22/07 - 3/19/10	305,812	266,786	0.22%

			$458,395	$267,634	0.22%

Ultra Growth Fund
Data Sciences International, Inc., Series B	Preferred Stock	1/20/06	$475,001	$730,874	0.65%
Drilling Info Holdings, Inc., Series B	Preferred Stock	9/5/13	1,150,001	856,932	0.76%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 7/21/14	2,830,775	2,737,007	2.42%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 2/23/15	1,520,842	1,436,735	1.27%
Nanosys, Inc., Series D	Preferred Stock	11/8/05	500,001	85,594	0.08%
Nanosys, Inc., Series E	Preferred Stock	8/13/10	46,235	45,625	0.04%
TherOx, Inc., Series I	Preferred Stock	7/7/05	1,000,000	2,439	0.00%
Xtera Communications, Inc.	Common Stock	9/3/03	99,065	914	0.00%

			$7,621,920	$5,896,120	5.22%

World Innovators Fund
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 7/21/14	$314,530	$304,111	0.15%
Xtera Communications, Inc.	Common Stock	9/3/03	7,076	65	0.00%

			$321,606	$304,176	0.15%

11. PURCHASE COMMITMENTS

In September 2003, the Small Cap Growth, Ultra Growth and World Innovators Funds entered into subscription agreements to acquire limited partnership interests in Greenspring Global Partners II-B, L.P. The remaining commitment amounts at March 31, 2015 were $150,000, $135,000 and $15,000, respectively.

In December 2005, the Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire limited partnership interests in Greenspring Global Partners III-B, L.P. The remaining commitment amounts at March 31, 2015 were $60,000 per Fund.

Securities held by the Funds have been designated to meet these purchase commitments as indicated in the Schedules of Investments.

MARCH 31, 2015 (UNAUDITED)

12. LINE OF CREDIT

Effective May 23, 2014, the Funds in the Trust renewed and amended agreements for two open lines of credit totaling $300,000,000, one of which is $100,000,000 uncommitted, and the other of which is $200,000,000 committed, with State Street Bank and Trust Company (together, the “Line”). The agreements, as amended, increased the amounts available on the Line from the prior total of $75,000,000, with $25,000,000 uncommitted and $50,000,000 committed. The Funds incur commitment fees on the undrawn portion of the committed part of the Line, and interest expense to the extent of amounts drawn (borrowed) under the entire Line. Interest is based on the higher of (a) the Federal Funds rate as in effect on the date of borrowing, plus a margin, or (b) the overnight London Interbank Offered Rate (LIBOR) as in effect on the date of borrowing, plus a margin. Commitment fees are pro-rated among the Funds based upon relative average net assets. Interest expense is charged directly to a Fund based upon actual amounts borrowed by that Fund.

For the six months ended March 31, 2015, the following Funds had borrowings:

	Average Daily Borrowings	Number of Days Outstanding	Interest Expense	Weighted Average Annualized Interest Rate	Balance at 3/31/15
Emerging India Fund	$178,230	5	$34	1.39%	$115,656
Emerging Markets Select Fund	80,860	19	58	1.36%	—
Emerging Markets Small Cap Fund	5,375,679	56	11,438	1.37%	—
Frontier Emerging Small Countries Fund	15,653,728	5	3,022	1.39%	—
Global Opportunities Fund	2,620,295	42	4,197	1.37%	536,277
International Growth Fund	17,199,278	32	21,093	1.38%	—
Large Cap Value Fund	4,731,183	10	1,804	1.37%	—
Income Fund	562,353	9	191	1.36%	—

13. PRINCIPAL RISKS

Market and Credit Risk — In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

Non-Diversification Risk — A non-diversified fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund, which means it may have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies. The Emerging Markets Select Fund is non-diversified.

Inflation Risk — Inflation risk is the possibility that inflation will reduce the purchasing power of a currency, and subsequently reduce the value of a security or asset, and may result in rising interest rates. Inflation is the overall upward price movement of goods and services in an economy that causes the value of a currency to decline.

Interest Rate Risk — Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. A rise in interest rates typically causes a fall in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities and high for longer-term securities. Generally, an increase in the average maturity of a fund will make it more sensitive to interest rate risk. The interest rate is the amount charged, expressed as a percentage of principal, by a lender to a borrower for the use of assets.

Foreign Currency Risk — If a fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. This also includes the risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments.

Region Risk — The Funds, except the U.S. Treasury Fund, invest in equity and fixed income securities of non-U.S. issuers. Although the Funds maintain diversified investment portfolios, political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. These risks are exaggerated for securities of issuers tied economically to emerging and frontier market countries. Additionally, political or economic developments may have an adverse effect on the liquidity and volatility of portfolio securities and currency holdings.

Shareholder Concentration Risk — A significant portion of the net assets of the Frontier Emerging Small Countries Fund and International Opportunities Fund are owned by a group of shareholders advised by a common investment advisor. If this group of shareholders simultaneously redeems on the advice of their investment advisor, Fund expenses may increase and performance may be materially

WASATCH FUNDS — Notes to Financial Statements (continued)

affected. However, the Advisor has contractually agreed to waive its fees and/or reimburse both the Frontier Emerging Small Countries Fund and the International Opportunities Fund should their operating expenses exceed 2.25% through at least January 31, 2016. The Emerging Markets Select Fund also has a significant portion of net assets concentrated in relatively few related accounts. The Advisor has contractually agreed to waive its fees and/or reimburse the Emerging Markets Select Fund should the operating expenses exceed 1.69% for the Investor Class and 1.50% for the Institutional Class through at least January 31, 2016.

14. FAIR VALUE MEASUREMENTS AND INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds use various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The inputs may include quoted prices for the identical investment on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether a security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Equity Securities (common and preferred stock) —  Securities are valued as of the close of the New York Stock Exchange (“NYSE”)(generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities and listed warrants are valued using a commercial pricing service at the last quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on the National Association of Securities Dealer Automated Quotation system (“NASDAQ”), such securities are valued using the NASDAQ Official Closing Price (“NOCP”) or last sales price if no NOCP is available. If there are no sales on the primary exchange or market on a day, then the security shall be valued at the mean of the last bid and ask price on the primary exchange or market as provided by a pricing service. If the mean cannot be calculated or there is no trade activity on a day, then the security shall be valued at the previous trading day’s price as provided by a pricing service. In some instances, particularly on foreign exchanges, an official close or evaluated price may be used if the pricing service is unable to provide the last trade or most recent mean price. To the extent that these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Additionally, a fund’s investments are valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee determines the fair value of affected securities by considering factors including, but not limited to: index options and futures traded subsequent to the close; American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as Standard & Poor’s Depositary Receipts (“SPDRs”) and other exchange-traded funds (“ETFs”); and alternative market quotes on the affected securities. When applicable, the Funds use a systematic fair valuation model provided by an independent third party to assist in adjusting the valuation of foreign securities. When a Fund uses this fair value pricing method, the values assigned to the Fund’s foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges, and the securities are categorized in Level 2 of the fair value hierarchy. These valuation procedures apply equally to long or short equity positions in a fund.

Participation Notes — Investments are valued at the market price of the underlying security. Counterparty risk is regularly reviewed and considered for valuation.

Corporate Debt Securities — Investments are valued at current market value by a pricing service, or by using the last sale or bid price based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

MARCH 31, 2015 (UNAUDITED)

Short-Term Notes — Investments maturing in 60 days or less at the time of purchase, are generally valued at amortized cost, unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked-to-market. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

Asset-Backed Securities — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications, new issue data, monthly payment information and collateral performance. Although most asset-backed securities are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

U.S. Government Issuers — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most U.S. government bonds are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

Derivative Instruments — Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Exchange-traded options are valued at the last sale price in the market where they are principally traded. If there are no sales on the primary exchange or market on a given day, then the option is valued at the mean of the last bid price and ask price on the primary exchange or market as provided by a pricing service. Forward foreign currency contracts are valued at the market rate provided by the pricing service.

Restricted Securities — If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments are valued at fair value in accordance with Board-approved Pricing Policies and Procedures by the Pricing Committee with oversight by the Board of Trustees. Fair value is defined as the price that would be received upon the sale of an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date under current market conditions. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, a stated net asset value (NAV) for the partnership, if applicable, and other relevant factors. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on days the NYSE is closed, which could result in differences between the value of a fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the fund for financial reporting purposes.

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Funds’ assets and liabilities:

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/15
Core Growth Fund
Assets
Common Stocks		$1,034,491,153	$—	$—	$1,034,491,153
Short-Term Investments		—	65,022,313	—	65,022,313

		$1,034,491,153	$65,022,313	$—	$1,099,513,466

Emerging India Fund
Assets
Common Stocks		$77,960,704	$—	$—	$77,960,704
Corporate Bonds		—	16,599	—	16,599

		$77,960,704	$16,599	$—	$77,977,303

Emerging Markets Select Fund
Assets
Common Stocks	Health Care Facilities	$1,115,898	$996,283	$—	$2,112,181
	Other	52,452,014	—	—	52,452,014
Rights		—	36,948	—	36,948
Short-Term Investments		—	3,373,728	—	3,373,728

		$53,567,912	$4,406,959	$—	$57,974,871

WASATCH FUNDS — Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/15
Emerging Markets Small Cap Fund
Assets
Common Stocks	Construction Materials	$17,154,979	$12,861,708	$—	$30,016,687
	Consumer Finance	46,345,723	18,224,753	—	64,570,476
	Electronic Manufacturing Services	—	11,800,106	—	11,800,106
	Home Improvement Retail	—	5,978,132	—	5,978,132
	Hotels, Resorts & Cruise Lines	11,125,304	20,814,613	—	31,939,917
	Pharmaceuticals	49,086,338	8,730,919	—	57,817,257
	Reinsurance	—	7,203,282	—	7,203,282
	Other	1,008,328,731	—	—	1,008,328,731
Warrants		132,182	—	—	132,182
Short-Term Investments		—	16,127,296	—	16,127,296

		$1,132,173,257	$101,740,809	$—	$1,233,914,066

Frontier Emerging Small Countries Fund
Assets
Common Stocks	Construction Materials	$66,857,170	$11,314,889	$—	$78,172,059
	Diversified Banks	170,126,926	4,882,151	—	175,009,077
	Packaged Foods & Meats	243,038,660	1,647,841	—	244,686,501
	Other	672,340,822	—	—	672,340,822
Participation Notes		—	19,092,530	—	19,092,530
Short-Term Investments		—	21,043,371	—	21,043,371

		$1,152,363,578	$57,980,782	$—	$1,210,344,360

Global Opportunities Fund
Assets
Common Stocks	Consumer Finance	$11,769,232	$3,298,940	$—	$15,068,172
	Other	169,434,570	—	—	169,434,570

		$181,203,802	$3,298,940	$—	$184,502,742

Heritage Growth Fund
Assets
Short-Term Investments		$—	$76,601,431	$—	$76,601,431

		$—	$76,601,431	$—	$76,601,431

International Growth Fund
Assets
Common Stocks		$1,303,605,488	$—	$—	$1,303,605,488
Rights		—	491,766	—	491,766
Short-Term Investments		—	3,363,537	—	3,363,537

		$1,303,605,488	$3,855,303	$—	$1,307,460,791

International Opportunities Fund
Assets
Common Stocks	Building Products	$2,154,852	$1,386,718	$—	$3,541,570
	Food Distributors	—	2,697,703	—	2,697,703
	Household Products	7,059,744	2,356,106	—	9,415,850
	Other	392,462,506	—	—	392,462,506
Short-Term Investments		—	16,849,460	—	16,849,460

		$401,677,102	$23,289,987	$—	$424,967,089

Large Cap Value Fund
Assets
Common Stocks		$308,485,596	$—	$—	$308,485,596
Short-Term Investments		—	7,858,745	—	7,858,745

		$308,485,596	$7,858,745	$—	$316,344,341

Long/Short Fund
Assets
Common Stocks		$1,788,315,845	$—	$—	$1,788,315,845
Short-Term Investments		—	338,829,617	—	338,829,617

		$1,788,315,845	$338,829,617	$—	$2,127,145,462

MARCH 31, 2015 (UNAUDITED)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/15
Liabilities
Securities Sold Short		$(332,658,578)	$—	$—	$(332,658,578)

		$(332,658,578)	$—	$—	$(332,658,578)

Micro Cap Fund
Assets
Common Stocks		$314,282,210	$—	$—	$314,282,210
Short-Term Investments		—	12,589,254	—	12,589,254

		$314,282,210	$12,589,254	$—	$326,871,464

Micro Cap Value Fund
Assets
Common Stocks
	Personal Products	$2,107,350	$675,000	$—	$2,782,350
	Other	140,315,289	—	—	140,315,289
Preferred Stocks
	Pharmaceuticals	—	—	1,366,314	1,366,314
	Other	692,699	—	—	692,699
Limited Partnership Interest		1,578,150	—	—	1,578,150
Warrants		—	1,677,362	—	1,677,362
Short-Term Investments		—	10,805,737	—	10,805,737
Foreign Currency Exchange Contracts		—	566,674	—	566,674

		$144,693,488	$13,724,773	$1,366,314	$159,784,575

Small Cap Growth Fund
Assets
Common Stocks		$2,354,375,145	$—	$—	$2,354,375,145
Preferred Stocks		—	—	28,963,031	28,963,031
Limited Partnership Interest		—	—	4,477,866	4,477,866
Short-Term Investments		—	15,459,434	—	15,459,434

		$2,354,375,145	$15,459,434	$33,440,897	$2,403,275,476

Small Cap Value Fund
Assets
Common Stocks		$299,440,715	$—	$—	$299,440,715
Short-Term Investments		—	4,952,637	—	4,952,637

		$299,440,715	$4,952,637	$—	$304,393,352

Strategic Income Fund
Assets
Common Stocks
	Diversified REITs	$—	$266,786	$—	$266,786
	Other	98,690,475	—	—	98,690,475
Exchange-Traded Funds		2,337,840	—	—	2,337,840
Limited Partnership Interest		13,054,045	—	—	13,054,045
Corporate Bonds		—	—	848	848
Short-Term Investments		—	5,331,489	—	5,331,489

		$114,082,360	$5,598,275	$848	$119,681,483

Ultra Growth Fund
Assets
Common Stocks
	Internet Software & Services	$12,392,574	$—	$914	$12,393,488
	Other	88,599,074	—	—	88,599,074
Preferred Stocks		—	—	1,721,464	1,721,464
Limited Partnership Interest		—		4,173,742	4,173,742
Short-Term Investments		—	7,944,937	—	7,944,937

		$100,991,648	$7,944,937	$5,896,120	$114,832,705

World Innovators Fund
Assets
Common Stocks
	Internet Software & Services	$9,458,853	$—	$65	$9,458,918
	Other	178,582,248	—	—	178,582,248
Limited Partnership Interest		—	—	304,111	304,111
Short-Term Investments		—	19,131,681	—	19,131,681

		$188,041,101	$19,131,681	$304,176	$207,476,958

WASATCH FUNDS — Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/15
Income Fund
Assets
Asset Backed Securities		$—	$8,991,693	$—	$8,991,693
Collateralized Mortgage Obligations		—	13,844,157	—	13,844,157
Corporate Bonds		—	47,712,033	—	47,712,033
Municipal Bonds		—	2,475,439	—	2,475,439
Exchange-Traded Funds		1,023,510	—	—	1,023,510
U.S. Government Agency Securities		—	21,802,982	—	21,802,982
U.S. Treasury Notes		—	9,830,932	—	9,830,932
Preferred Stocks		899,900	—	—	899,900
Short-Term Investments		—	2,238,568	—	2,238,568

		$1,923,410	$106,895,804	$—	$108,819,214

U.S. Treasury Fund
Assets
U.S. Government Obligations		$—	$354,162,374	$—	$354,162,374
Short-Term Investments		—	5,395,754	—	5,395,754

		$—	$359,558,128	$—	$359,558,128

If the securities of an Asset Class are all the same level, the asset class is shown in total. If the securities of an Asset Class cross levels, the level with the smallest number of categories and with multiple levels within a category is displayed by category. The remaining categories that do not cross levels are combined into the “Other” category.

The valuation techniques used by the Funds to measure fair value for the six months ended March 31, 2015 maximized the use of observable inputs and minimized the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. There was a transfer of $8,730,919 from Level 1 to Level 2 in the Emerging Markets Small Cap Fund due to a security halted from trading as of March 31, 2015, a transfer of $29,936,586 from Level 2 to Level 1 in the Frontier Emerging Small Countries Fund due to a security having a stale price as of September 30, 2014 and an active price of March 31, 2015 and a transfer of $2,648,403 from Level 3 to Level 2 in the Micro Cap Value Fund due to a change in pricing strategy on a warrant and a PIPE.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Funds during the period ended March 31, 2015:

Fund	Market Value Beginning Balance 9/30/2014	Purchases at Cost	Sales (Proceeds)	Accrued Discounts (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in at Market Value	Transfers out at Market Value	Market Value Ending Balance 3/31/2015	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 3/31/2015
Micro Cap Fund
Common Stocks	$32,340	$—	$(7,700)	$—	$(1,532,300)	$1,507,660	$—	$—	$—	$—

	32,340	—	(7,700)	—	(1,532,300)	1,507,660	—	—	—	—

Micro Cap Value Fund
Common Stocks	1,186,508	—	(139,318)	—	(779,686)	703,537	—	(971,041)	—	—
Preferred Stocks	1,366,314	—	—	—	—	—	—	—	1,366,314	—
Warrants	4,150	—	—	—	—	1,673,212	—	(1,677,362)	—	—

	2,556,972	—	(139,318)	—	(779,686)	2,376,749	—	(2,648,403)	1,366,314	—

Small Cap Growth Fund
Preferred Stocks	32,900,050	—	—	—	—	(3,937,019)	—	—	28,963,031	(3,937,019)
Limited Partnership Interest	4,515,675	15,000	(421,300)	—	437,765	(69,274)	—	—	4,477,866	(69,274)

	$37,415,725	$15,000	$(421,300)	$—	$437,765	$(4,006,293)	$—	$—	$33,440,897	$(4,006,293)

MARCH 31, 2015 (UNAUDITED)

Fund	Market Value Beginning Balance 9/30/14	Purchases at Cost	Sales (Proceeds)	Accrued Discounts (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in at Market Value	Transfers out at Market Value	Market Value Ending Balance 3/31/15	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 3/31/15
Strategic Income Fund
Corporate Bonds	$1,125	$—	$—	$—	$—	$(277)	$—	$—	$848	$(277)

Ultra Growth Fund
Common Stocks	$914	—	—	—	—	—	—	—	914	—
Preferred Stocks	2,018,982	—	—	—	—	(297,518)	—	—	1,721,464	(297,518)
Limited Partnership Interest	4,198,989	15,000	(395,306)	—	426,940	(71,881)	—	—	4,173,742	(71,881)

	$6,218,885	15,000	(395,306)	—	426,940	(369,399)	—	—	5,896,120	(369,399)

World Innovators Fund
Common Stocks	$65	—	—	—	—	—	—	—	65	—
Limited Partnership Interest	316,673	—	(25,995)	—	10,819	2,614	—	—	304,111	(2,614)

	$316,738	$—	$(25,995)	$—	$10,819	$2,614	$—	$—	$304,176	$(2,614)

QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS

Fund	Description	Fair Value at 3/31/15	Valuation Technique	Unobservable Input	Range (Average)
Micro Cap Value Fund	Direct Venture Capital Investments: Pharmaceuticals	$1,366,314	Probability of warrant exercise	Exercise price	*
			Probability of no warrant exercise	Remaining value
Small Cap Growth Fund	Direct Venture Capital Investments: Biotechnology	$524,873	Market comparable companies	EV/R** multiple	0.7 - 1.8(1.3)
				Discount for lack of marketability	20%
Small Cap Growth Fund	Direct Venture Capital Investments: Oil & Gas Equipment & Services	$11,438,169	Market comparable companies	EV/R** multiple	3.0 - 10.8(5.7)
				Discount for lack of marketability	20%
Ultra Growth Fund	Direct Venture Capital Investments: Biotechnology	$131,219	Market comparable companies	EV/R** multiple	0.7 - 1.8(1.3)
				Discount for lack of marketability	20%
Ultra Growth Fund	Direct Venture Capital Investments: Health Care Technology	$730,874	Market comparable companies	EBITDA*** multiple	7.3 - 17.9(12.4)
				EV/R** multiple	1.0 - 4.1(2.5)
				Discount for lack of marketability	20%
Ultra Growth Fund	Direct Venture Capital Investments: Oil & Gas Equipment & Services	$856,932	Market comparable companies	EV/R** multiple	3.0 - 10.8(5.7)
				Discount for lack of marketability	20%

*	The exercise price of the warrant will be within a range; the actual price is not set at this time. As such, this valuation is directionally sensitive to the determination of the exercise price within the range.
**	Enterprise-Value-To-Revenue Multiple — (“EV/R”) A measure of the value of a stock that compares a company’s enterprise value to its revenue.
***	Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) is net income with interest, taxes, depreciation, and amortization added back to it. EBITDA can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

Changes in EV/R multiples and EBITDA multiples, each in isolation, may change the fair value of an investment. Generally, a decrease in these multiples will result in a decrease in the fair value of an investment.

The Funds’ other Level 3 investments have been valued using unadjusted third-party transactions and quotations, unadjusted historical third party information or the unadjusted NAV of an investment in private investment companies. No unobservable inputs internally developed by the Funds have been applied to these investments, thus they have been excluded from the above table.

WASATCH FUNDS — Notes to Financial Statements (continued)

15. OFFSETTING

Each Fund is party to various netting arrangements. The FASB requires disclosure about certain netting arrangements and similar agreements to enable users of a Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The scope of the disclosure is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

The following tables present information about financial instruments that were subject to enforceable netting arrangements as of March 31, 2015:

REPURCHASE AGREEMENTS

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Asset Amounts Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received[1]	Net Amount (not less than 0)
Core Growth Fund	State Street Bank and Trust Co.	$65,022,313	$—	$(65,022,313)	$—
Emerging Markets Select Fund	State Street Bank and Trust Co.	3,373,728	—	(3,373,728)	—
Emerging Markets Small Cap Fund	State Street Bank and Trust Co.	16,127,296	—	(16,127,296)	—
Frontier Emerging Small Countries Fund	State Street Bank and Trust Co.	21,043,371	—	(21,043,371)	—
Heritage Growth Fund	State Street Bank and Trust Co.	76,601,431	—	(76,601,431)	—
International Growth Fund	State Street Bank and Trust Co.	3,363,537	—	(3,363,537)	—
International Opportunities Fund	State Street Bank and Trust Co.	16,849,460	—	(16,849,460)	—
Large Cap Value Fund	State Street Bank and Trust Co.	7,858,745	—	(7,858,745)	—
Long/Short Fund	State Street Bank and Trust Co.	338,829,617	—	(338,829,617)	—
Micro Cap Fund	State Street Bank and Trust Co.	12,589,254	—	(12,589,254)	—
Micro Cap Value Fund	State Street Bank and Trust Co.	10,805,737	—	(10,805,737)	—
Small Cap Growth Fund	State Street Bank and Trust Co.	15,459,434	—	(15,459,434)	—
Small Cap Value Fund	State Street Bank and Trust Co.	4,952,637	—	(4,952,637)	—
Strategic Income Fund	State Street Bank and Trust Co.	5,331,489	—	(5,331,489)	—
Ultra Growth Fund	State Street Bank and Trust Co.	7,944,937	—	(7,944,937)	—
World Innovators Fund	State Street Bank and Trust Co.	19,131,681	—	(19,131,681)	—
Income Fund	State Street Bank and Trust Co.	2,238,568	—	(2,238,568)	—
U.S. Treasury Fund	State Street Bank and Trust Co.	5,395,754	—	(5,395,754)	—

SECURITIES BORROWED FOR SHORT SALES
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Liability Amounts Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Pledged[2]	Net Amount (Not less than 0)
Long/Short Fund	JPMorgan Chase	$332,658,578	$—	$(332,658,578)	$—

FOREIGN EXCHANGE CURRENCY
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Asset Amounts Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount (Not less than 0)
Micro Cap Value Fund	State Street Bank and Trust Co.	$566,674	$—	$—	$566,674

[1]	Repurchase agreements are classified as short-term investments in the Statements of Assets and Liabilities. The market value of the collateral received is greater than the amounts indicated in the table. For further information, see Note 3 and the Schedules of Investments.

[2]	The market value of the collateral received is greater than the amounts indicated in the table. For further information, see Note 3 — Securities and Other Investments “Short Sales” and the Schedules of Investments.

MARCH 31, 2015 (UNAUDITED)

16. FAIR VALUE OF DERIVATIVE INSTRUMENTS*

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure:

WASATCH LONG/SHORT FUND

The Effect of Derivative Instruments on the Statement of Operations for the period ended March 31, 2015:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain (loss) on options written	$—	$—	$—	($1,377,491)	$—	($1,377,491)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	$—	$—	$—	$1,010,459	$—	$1,010,459

WASATCH MICRO CAP VALUE FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2015:

	Derivatives accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Asset Derivatives
Unrealized appreciation of foreign currency exchange contracts	$—	$566,674	$—	$—	$—	$566,674

The Effect of Derivative Instruments on the Statement of Operations for the period ended March 31, 2015:

	Derivatives accounted for as hedging and non-hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts		Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain (loss) on options written	$—	$—		$—	$272,422	$—	$272,422

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	$—	$566,674	[1]	$—	$(10,336)	$—	$556,338

*	See Note 4 — Financial Derivative Instruments for additional information.

[1]	Derivative accounted for as hedging instrument under Statement 133.

For the six months ended March 31, 2015, the average monthly balance of outstanding derivative financial instruments was as follows:

	Micro Cap Value Fund
Forward foreign currency exchange contracts:
Average number of contracts — U.S. dollars purchased	—	[1]
Average U.S. dollar amounts purchased	$935,684
Option contracts:
Average number of call contracts written	260
Average value of call contracts written	$61,088

[1]	Amount represents less than 0.05.

WASATCH FUNDS — Notes to Financial Statements (continued)	MARCH 31, 2015 (UNAUDITED)

17. SUBSEQUENT EVENTS

At the Wasatch Funds Board meeting on February 10, 2015, the Board of Trustees approved a plan of liquidation, termination, and dissolution of the Heritage Growth Fund. The net assets of the Fund were liquidated and distributed to the remaining Fund shareholders on April 30, 2015.

At the Wasatch Funds Board meeting on May 19, 2015, the Board of Trustees authorized the Trust to decrease the committed line of credit from $200,000,000 to $100,000,000 and increase the uncommitted line of credit from $100,000,000 to $200,000,000 with State Street Bank and Trust Company. The total of the two lines of credit remained at $300,000,000. (See Note 12.)

WASATCH FUNDS — Supplemental Information	MARCH 31, 2015 (UNAUDITED)

MANAGEMENT OF THE COMPANY

Management Information. The business affairs of Wasatch Funds are overseen by its Board of Trustees. The Board consists of five Independent Trustees and one Interested Trustee. Three of the Independent Trustees and the Interested Trustee were elected by shareholders to serve until their successors are qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws. Two Independent Trustees have been appointed by the elected Independent Trustees to serve until their successors are qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws.

The trustees and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below.

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee during Past 5 Years[2]
Independent Trustees

James U. Jensen, J.D., MBA 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 70	Trustee and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Trustee since 1986	Chief Executive Officer of Clearwater Law & Governance Group (an operating law firm board governance consulting company) April 2008 to present; Co-Founder and Chairman of the Board of Intelisum, Inc. (a company pursuing computer and measurement technology and products) 2001 - 2008; Consultant on corporate growth and technology transfer since 2004; Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	20	Director and Board Chairman of Agricon Global Corporation (formerly known as Bayhill Capital Corporation (telephone communications) from December 2007 to February 2014; Trustee, Northern Lights Fund Trust III (30 portfolios) since 2012.

D. James Croft, Ph.D. 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 73	Trustee and Chairman of the Governance & Nominating Committee	Indefinite Served as Trustee since 2005	Consultant to the mortgage industry on issues of mortgage quality, identification of mortgage fraud, strategic planning and client development since 2004; Founder and Executive Director, Mortgage Asset Research Institute from 1990 to 2004.	20	None

Miriam M. Allison[3] 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 67	Trustee and Chairman of the Audit Committee	Indefinite Served as Trustee since 2010	Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc.	20	Director, Northwestern Mutual Series Fund, Inc. (27 portfolios) since 2006.

Heikki Rinne, Ph.D. 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 62	Trustee	Indefinite Served as Trustee since October 2012	Chief Executive Officer of the Halton Group Ltd. (an indoor environmental control manufacturing and technology company) since 2002.	20	None

Kristen M. Fletcher 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 62	Trustee	Indefinite Served as Trustee since October 2014	Director Utah Symphony/Utah Opera since 2005; Director, Woodlands Commercial Bank 2009 to 2012; Chairman and CEO, ABN AMRO, Inc. and U.S. Country Representative, ABN AMRO Bank, NV from 2002 to 2004.	20	Director Utah Symphony/Utah Opera since 2005; Director Woodlands Commercial Bank 2009 to 2012.

Interested Trustee

Samuel S. Stewart, Jr. Ph.D., CFA[4] 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 72	President and Trustee	Indefinite Served as President and Trustee since 1986	Chairman of the Board for the Advisor since 1975; Chief Investment Officer of the Advisor from 2004 to June 2009; Director of Research of the Advisor from 1975 to 2004; Chairman of the Board of Wasatch Funds from 1986 to 2004.	20	None

[1]	A Trustee may serve until his/her death, resignation, removal or retirement. Each Independent Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

[2]	Directorships are those held by a Trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

[3]	Ms. Allison previously owned shares of UMB Financial Corp., the parent company of UMB Fund Services, Inc., the Funds’ transfer agent. Ms. Allison no longer owns such shares.

[4]	Dr. Stewart is an Interested Trustee because he serves as the Chairman of the Board and Portfolio Manager of the Advisor.

WASATCH FUNDS — Supplemental Information (continued)

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers

Daniel D. Thurber 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 45	Vice President	Indefinite Served as Vice President since February 2007	General Counsel, Chief Compliance Officer and Director of Compliance for the Advisor since 2006.

Russell L. Biles 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 47	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007; Secretary for Wasatch Funds since November 2008; Counsel for the Advisor since October 2006.

Cindy B. Firestone, CPA 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 57	Treasurer	Indefinite Served as Treasurer since May 2009	Treasurer for Wasatch Funds since May 2009; Assistant Treasurer for Wasatch Funds from November 2008 to May 2009; Internal Auditor for the Advisor from December 2002 to August 2011.

David Corbett 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 42	Assistant Vice President	Indefinite Served as Assistant Vice President since August 2012	Assistant Vice President for Wasatch Funds since August 2012; Director of Mutual Fund Services for the Advisor since June 2007.

Additional information about the Funds’ trustees is provided in the Statement of Additional Information and is available without charge, upon request, by calling 800.551.1700.

ADDITIONAL TAX INFORMATION

The Funds hereby designate the following amounts or maximum amounts allowable as long term capital gain dividends for the purpose of the dividends paid deduction. The amounts designated here include the utilization of earnings and profits distributed to shareholders on the redemption of shares.

Fund	Amount
Heritage Growth Fund	$59,123,151

MARCH 31, 2015 (UNAUDITED)

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Wasatch Advisors uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information which is available without charge, upon request, on the Funds’ website at www.WasatchFunds.com or by calling 800.551.1700 and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Wasatch Funds’ proxy voting record is available on the Funds’ website at www.WasatchFunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June  30.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE ON FORM N-Q

The Funds file their complete schedules of investments with the SEC for their first and third fiscal quarters of each fiscal year, commencing with the quarter ended December 31, 2004, on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov.

BOARD CONSIDERATIONS FOR ADVISORY AGREEMENTS OF THE WASATCH FUNDS FOR 2015

At a meeting held on November 11-12, 2014 (the “Meeting”), the Board of Trustees (the “Board”) of Wasatch Funds Trust (the “Trust”), including the Independent Trustees, unanimously approved the Advisory and Service Contract (the “Advisory Agreement”) between the Trust and Wasatch Advisors, Inc. (the “Advisor”) on behalf of each series of the Trust (each a “Fund”); the sub-advisory agreement between the Advisor and Hoisington Investment Management Company (“HIMCO”) on behalf of the Wasatch-Hoisington U.S. Treasury Fund (the “U.S. Treasury Fund”); and the sub-advisory agreement between the Advisor and 1st Source Corporation Investment Advisors, Inc. (“1st Source”) on behalf of the Wasatch-1st Source Income Fund (the “Income Fund”) (the foregoing sub-advisory agreements are each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements,” and HIMCO and 1st Source are each a “Sub-Advisor”).

In preparation for their role in the evaluation of the Advisory Agreement with the Advisor and the Sub-Advisory Agreements, the Independent Trustees met in executive session on October 28, 2014 and November 11, 2014. In addition to the executive sessions, the Independent Trustees also met with management of the Advisor at their quarterly meetings as well as at other times between the quarterly meetings throughout the year. At the quarterly meetings, the Board reviewed reports by the Advisor regarding, among other things, Fund investment performance and Fund expenses, compliance, valuation, regulatory matters, risk management and other matters relating to Fund operations. The Board also met with key investment personnel managing certain Funds during the year. In advance of the Meeting, the Board and independent legal counsel received materials and other information from the Advisor which outlined, among other things:

•	the terms and conditions of the Advisory Agreement and Sub-Advisory Agreements, including the nature, extent and quality of services provided by the Advisor and each Sub-Advisor;
•	the organization and business operations of the Advisor and Sub-Advisors, including the experience of persons who have managed and who will manage each respective Fund;
•	the profitability of the Advisor from serving as advisor to each respective Fund (plus industry profitability data for other advisors to unaffiliated investment companies);
•	the management fees of the Advisor, including comparisons of such fees with the management fees of other unaffiliated peer funds prepared by an independent third party and the Advisor’s fees for other clients;
•	the sub-advisory fees of each Sub-Advisor with respect to the U.S. Treasury Fund and Income Fund (including the respective Sub-Advisor’s fee schedule for other clients);
•	the expenses of each Fund, including comparisons with the expense ratios of other unaffiliated peer funds compiled by an independent third party; and
•	each respective Fund’s past performance, including comparisons with the performance of other unaffiliated peer funds compiled by independent third parties and with recognized benchmarks as described below.

As the Independent Trustees reviewed the materials, they also requested in writing (through their independent legal counsel) and received supplemental information and responses to various questions. The information provided for the Meeting supplements the information the Board received throughout the year regarding the Funds’ performance and operations.

At their regular Board meetings and executive sessions, the Independent Trustees were joined by independent legal counsel. In addition to the material provided by the Advisor, the Independent Trustees also received from independent counsel a legal memorandum outlining, among other things, the duties of the Independent Trustees under the 1940 Act, as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an advisor’s fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of trustees have fulfilled their duties and factors to be considered by the Board in voting on advisory agreements. During the October 28, 2014 executive session, independent legal counsel reviewed these duties and the factors set out in judicial decisions and Securities and Exchange Commission (“SEC”) directives relating to the approval of advisory contracts.

In evaluating the Advisory Agreement and Sub-Advisory Agreements and determining the factors to be considered and the weight given to each factor, the Independent Trustees relied upon their own business judgment, the legal advice provided by legal counsel and their accumulated knowledge and experience gained from overseeing the Funds and from the information provided by management and discussions with the Funds’ portfolio managers at the

WASATCH FUNDS — Supplemental Information (continued)

Board meetings throughout the year. The Board’s consideration of the contractual fee arrangements for the Funds are the result of several years of review and discussion between the Board and Fund management and the Independent Trustees’ conclusions may be based, in part, on the Board’s consideration of the fee arrangements and other factors developed in prior years. Each Independent Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreement and applicable Sub-Advisory Agreement. The Independent Trustees did not identify any single factor as all-important or controlling. The Independent Trustees’ considerations were instead based on a comprehensive consideration of all the information presented. The material factors considered by the Board and its conclusions are described below.

A.	NATURE, EXTENT AND QUALITY OF SERVICES

In considering the renewal of the Advisory and Sub-Advisory Agreements, the Independent Trustees considered the nature, extent and quality of the Advisor’s and Sub-Advisors’ services, including portfolio management services (and the resulting Fund performance) and non-advisory or administrative services. The Independent Trustees reviewed information describing the Advisor’s and Sub-Advisors’ organization, business, resources and financial health. The Board considered information describing the Advisor’s investment process to constructing portfolios (including risk management), investment personnel and research teams. In connection with their service as Independent Trustees of the Trust, the Independent Trustees also periodically have met with the key investment personnel of the Advisor and Sub-Advisors managing the respective Fund’s portfolio and have evaluated their professional experience, qualifications and credentials as well as discussed their investment approach and research process. The Board recognized the depth and quality of the Advisor’s investment management and research capabilities and the research intensive investment process followed by the Advisor. The Independent Trustees considered the compensation arrangements of portfolio managers to evaluate the ability of the Advisor to attract and retain high quality investment personnel, preserve stability, and reward performance without providing an incentive for investing inconsistently with each Fund’s disclosures and without taking undue risks. As noted below, in reviewing the Advisor’s investment management performance, the Independent Trustees considered the performance of the Fund.

In addition to the investment advisory and research function, the Independent Trustees reviewed information concerning the myriad of other non-advisory services the Advisor provides to the Funds in overseeing the day-to-day operations of the Funds and the quality of such services, including risk identification and management, service provider oversight (including over the Sub-Advisors, fund accountant, custodian, administrator and transfer agent), trade execution, compliance with Fund policies and procedures and with applicable federal and state securities laws, support services for the Board and its committees, oversight of the preparation and filing of regulatory and tax reports, assistance with the preparation and distribution of prospectuses and shareholder reports, the valuation of portfolio securities, foreign registrations, cross trade monitoring, insurance renewals and other services necessary to support the Funds’ daily operations. In light of the regulatory emphasis on compliance and risk assessment, the Trustees considered the Advisor’s compliance functions and policies and procedures to identify and manage risks, the Advisor’s efforts to continue to refine its approach to risk identification and management, its commitment to these programs and its compliance and regulatory history.

With respect to the Sub-Advisors, it was noted that the Sub-Advisory Agreements are essentially agreements for portfolio management services only and the Sub-Advisors were not expected to supply other significant administrative services. In reviewing the portfolio management services, the Independent Trustees considered, among other things, the respective Sub-Advisor’s organization, investment process, the experience and qualifications of the applicable investment personnel, compliance program (including the Advisor’s review of the Sub-Advisors’ compliance policies and procedures), performance of the applicable Funds and the Advisor’s recommendation to renew each Sub-Advisory Agreement.

Based on their review, the Independent Trustees found that, overall, the nature, extent and quality of services provided under the Advisory Agreement and the Sub- Advisory Agreements were satisfactory on behalf of each applicable Fund.

B.	THE INVESTMENT PERFORMANCE OF THE FUNDS

The Board, including the Independent Trustees, considered the performance history of each Fund over various time periods. In evaluating each Fund’s performance, the Trustees considered various measurements of performance, including absolute performance, the Fund’s return compared to the performance of other peer funds, and the Fund’s performance compared to its benchmark. More specifically, the Independent Trustees reviewed, among other things, a report prepared by Lipper Inc. (“Lipper”) comparing the respective Fund’s total return for the one-, two-, three-, four-, five-, and 10-year periods ended August 31, 2014 (or for the periods available for Funds that did not exist for part of the foregoing timeframe) compared to the performance of unaffiliated funds with similar investment objectives or classifications (a “Lipper Peer Universe”), to a more focused subset thereof, if any, (a “Lipper Peer Group”) and a benchmark assigned by Lipper (the “Benchmark”) for the prescribed periods. The Independent Trustees also reviewed materials reflecting the respective Fund’s historic performance for the quarter, one-, three-, five-, and 10-year periods ended September 30, 2014 (or for the periods available for Funds that did not exist for part of the foregoing timeframe together with the average annual return since inception for Funds with the shorter duration) compared to additional benchmark(s) and unaffiliated funds in the Fund’s Morningstar investment category as well as considered the Morningstar ratings of the Funds. In addition, the

MARCH 31, 2015 (UNAUDITED)

Independent Trustees received analyst reports provided by an unaffiliated party for the following Funds: Core Growth Fund, Emerging Markets Small Cap Fund, Global Opportunities Fund, International Growth Fund, Long/Short Fund and Small Cap Growth Fund. This information supplemented the performance information provided to the Board at each of its quarterly meetings as well as at other meetings or executive sessions during the year.

In evaluating the performance of a Fund, the Independent Trustees recognized several factors that may impact the evaluation of the performance data as well as the weight given to particular performance data, including the following:

•	The performance data reflects a snapshot in time as of a particular period (in this case, the periods ended August 31, 2014 and September 30, 2014) and a different performance period could generate significantly different results;
•	Long term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance;
•	The investment experience of a particular shareholder in the Funds will vary depending on when such shareholder invests in the applicable Fund, the class held (if multiple classes offered in a Fund) and the performance of the Fund (or respective class) during the shareholder’s investment period;
•	Certain Funds offer multiple classes and the performance of the classes of a Fund should be substantially similar on a relative basis because the classes are invested in the same portfolio of securities and any differences in performance between the classes could be principally attributed to the variation in the expenses of each class; and
•	The Board evaluated Fund performance in light of the respective Fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines and the level of risk taken to achieve performance of the peers and/or Benchmarks may differ from that of the Funds and therefore the performance results may also differ. Accordingly, the usefulness of comparative performance data as a frame of reference to measure a Fund’s performance may be limited because of such differences, including, in particular, the Lipper Peer Groups for the Micro Cap Fund and the Micro Cap Value Fund (collectively, the “Micro Cap Funds”). As the Lipper Peer Group assigned to the Micro Cap Funds appeared to generally focus on companies with larger market capitalizations than those sought by the Micro Cap Funds, the Independent Trustees also reviewed the Micro Cap Funds’ performance compared to a custom peer group provided by the Advisor for the one-, three-, five- and 10-year periods ended September 30, 2014.

Based on their review of performance, the Independent Trustees determined the following:

The Independent Trustees determined that the investment performance over time of the following Funds had been satisfactory. With respect to the Core Growth Fund, the performance of such Fund was generally comparable to the performance of the median of its Lipper Peer Group for the one-, three-, four-, and five-year periods and outperformed or provided generally comparable performance to its Benchmark in the one-, three-, four-, and five-year periods.

With respect to the Emerging Markets Small Cap Fund, although the Fund underperformed its Benchmark and the median of its Lipper Peer Group for the one- and two-year periods, the Fund matched or outperformed the performance of the median of its Lipper Peer Group for the three-, four- and five-year periods and outperformed or provided generally comparable performance to its Benchmark in the three-, four- and five-year periods.

With respect to the Frontier Emerging Small Countries Fund, the Board recognized that the Fund was relatively new with a shorter performance history available. Nevertheless, the Board noted that although the Fund underperformed its Benchmark and its median for its Lipper Peer Group for the one-year period, the Fund outperformed its Benchmark and the median of its Lipper Peer Group for the two-year period.

With respect to the International Growth Fund, although the Fund underperformed its Benchmark and the median of its Lipper Peer Group in the one- and two-year periods, the Board noted such Fund outperformed or provided generally comparable performance to its Lipper Peer Group and Benchmark for the three-, four-, five- and 10-year periods.

Although the Income Fund underperformed its Benchmark and the median of its Lipper Peer Group over various periods, the Board considered the objectives of the Fund and the factors underlying performance and considered its performance satisfactory.

With respect to the Micro Cap Value Fund, the Board noted the Fund outperformed or provided generally comparable performance to its Benchmark in the two-, three-, five- and 10-year periods and notwithstanding certain issues with the Lipper Peer Group as noted above, outperformed the median of its Lipper Peer Group in the two-, three-, five- and 10-year periods.

With respect to the Small Cap Growth Fund, although such Fund underperformed its Benchmark and the median of its Lipper Peer Group in the shorter one-, two- and three-year periods, such Fund outperformed the performance of the median of its Lipper Peer Group in the 10-year period and outperformed or provided generally comparable performance to its Benchmark in the four-, five- and 10-year periods.

With respect to the World Innovators Fund, although such Fund underperformed its Benchmark and the median of its Lipper Peer Group in the one- and two-year periods, the Board noted that it outperformed the performance of its Benchmark and performance of the median of its Lipper Peer Group in the three-, four-, five- and 10-year periods.

The Independent Trustees noted that the following Funds demonstrated generally favorable performance over time. With respect to the Emerging India Fund, the Independent Trustees noted the strong absolute return for the one-year period ended August 31, 2014, and the Fund provided generally comparable performance to the median of its Lipper Peer Group for the one-year period and matched or outperformed the median of its Lipper Peer Group in the two- and three-year periods.

WASATCH FUNDS — Supplemental Information (continued)

With respect to the Global Opportunities Fund, although such Fund underperformed its Benchmark in the one-year period and the median of its Lipper Peer Group in the one- and two-year periods, such Fund outperformed the median of its Lipper Peer Group and its Benchmark in the three-, four- and five-year periods.

With respect to the U.S. Treasury Fund, although such Fund underperformed its Benchmark in the two-year period, it outperformed its Benchmark in the one-, three-, four- and five-year periods and outperformed the performance of the median of its Lipper Peer Universe over the one-, three-, four-, five- and 10-year periods.

With respect to the International Opportunities Fund, the Board considered that such Fund outperformed, matched or provided generally comparable performance to that of its Benchmark and median of its Lipper Peer Group for the one-, two-, three-, four- and five-year periods.

With respect to the Long/Short Fund, the Board considered that such Fund outperformed the performance of the median of its Lipper Peer Group and Benchmark for all periods: the one-, two-, three-, four-, five- and 10-year periods.

With respect to the Small Cap Value Fund, such Fund outperformed its Benchmark and the median of its Lipper Peer Group for the one-, two-, three-, four-, and five-year periods and provided generally comparable performance to its Benchmark and the median of its Lipper Peer Group for the 10-year period.

With respect to the Strategic Income Fund, the Board recognized that the Fund outperformed its Benchmark and the median of its Lipper Peer Group for the one-, two-, three-, four- and five-year periods.

With respect to the Emerging Markets Select Fund, the Independent Trustees noted that the Emerging Markets Select Fund was new with only a one-year performance history available thereby limiting the ability to make a meaningful assessment of performance. Nevertheless, the Independent Trustees noted that the Emerging Markets Select Fund outperformed the median of its Lipper Peer Group and Benchmark for the one-year period.

The Independent Trustees also noted that the following Funds have experienced periods of challenged performance, including the Large Cap Value Fund, the Ultra Growth Fund, the Micro Cap Fund and the Heritage Growth Fund.

With respect to the Large Cap Value Fund, the Board noted that except for the 10-year period, the Fund underperformed the median of its Lipper Peer Group and Benchmark for the shorter periods. The Board, however, recognized the steps taken by the Advisor to address performance issues, including the change in the portfolio manager of this Fund in 2013. With respect to the Ultra Growth Fund, the Board recognized that while the Fund has experienced periods of mixed results during its history, the Board recognized that the Fund outperformed its Benchmark and the median for its Lipper Peer Group in the recent one-year period. The Board further noted that the Fund’s portfolio management team also was recently adjusted in 2013 bringing the Fund under the management of a single portfolio manager. The Board recognized that the portfolio managers of the Large Cap Value Fund and the Ultra Growth Fund would require time to manage their respective Fund before results from the foregoing changes would be fully reflected.

With respect to the Micro Cap Fund, the Board recognized that the Fund has underperformed its Benchmark and the Lipper Peer Group for the various periods ended August 31, 2014 but recognized, as noted above, that the Lipper Peer Group may not adequately reflect the investment strategies and investable universe of the Fund. The Board also noted that despite the comparative data, the Fund provided favorable absolute performance for the three-year period ended September 30, 2014 and was the top performing domestic growth fund at Wasatch during that period. Nevertheless, the Board continues to review with management the investment process and investment philosophy of the Fund.

With respect to the Heritage Growth Fund, although the underperformed its Benchmark over the various periods ended August 31, 2014, the Fund provided generally comparable performance to the median of its Lipper Peer Group over the one-, four- and five-year periods. The Board continues to monitor this Fund closely and discuss with the Advisor any steps that may be initiated if necessary to address performance issues. With respect to the Heritage Growth Fund and any Fund for which the Board has identified performance concerns, the Board monitors such Funds closely until performance improves, discusses with the Advisor the reasons for such results, and considers any efforts proposed or implemented to improve performance.

C.	FEES, EXPENSES AND PROFITABILITY

1.	Fees and Expenses

The Independent Trustees considered the fees of the Advisor and Sub-Advisors and the rationale in setting the level of fees. In their evaluation of fees and expenses, the Independent Trustees reviewed the Advisor’s management fees and expense ratios for each Fund in absolute terms as well as with comparisons of fees and expenses of funds with similar objectives. In this regard, the Independent Trustees reviewed and considered, among other things, comparisons of each respective Fund’s contractual and net management fees, total expenses (including and excluding 12b-1/non-12b-1 service fees), and non-management expenses (such as transfer agency, custodian, administrative and accounting fees) with those of unaffiliated funds in its Lipper Peer Group, subject to the following. With respect to the Micro Cap Funds, the Independent Trustees recognized certain limitations with the Lipper Peer Group as described above and therefore also reviewed comparisons of each such Fund’s management fee and net expense ratio with those of a custom peer group provided by the Advisor. In reviewing fees, the Independent Trustees also reviewed any expense limitation agreement with the Advisor on behalf of the respective Fund and the amounts the Advisor has reimbursed to the applicable Fund for the last three fiscal years (if any). The Independent Trustees also considered a Fund’s fees in light of the performance of the Fund.

MARCH 31, 2015 (UNAUDITED)

In their evaluation of the fees, the Independent Trustees considered, among other things, the following:

The Independent Trustees recognized that the gross advisory fees and net expense ratios for the Investor Class shares and Institutional Class shares (if any) of the Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, International Opportunities Fund, Micro Cap Fund, Micro Cap Value Fund, Ultra Growth Fund and World Innovators Fund were above the median of their respective Lipper Peer Group. The Trustees further noted that for the Investor Class shares and Institutional Class shares (if any) of the Core Growth Fund, Small Cap Growth Fund, International Growth Fund, and Small Cap Value Fund, such Funds had gross management fees higher or slightly higher (within 5 basis points) than the median of its respective Lipper Peer Group, but an expense ratio equal to or below the expense ratio of the median of its Lipper Peer Group. In reviewing fees, the Trustees recognized the experience and reputation of the Advisor in the small- and/or micro-cap security asset class in which the Funds may invest. The Trustees further acknowledged the research intensive approach the Advisor follows in evaluating companies and the related costs in applying this deep due diligence to the Funds investing in smaller companies. The Trustees also noted that capacity constraints are also an additional key consideration underlying the advisory fees. The Trustees appreciated that the Advisor actively closes Funds to new and/or existing investors from time to time in seeking to protect performance as it is generally more difficult to replicate the performance of certain Funds at higher asset levels. By reducing inflows of assets, however, the Board noted that the Advisor also limited its ability to earn fees on higher assets under management and may be subject to reduced fees from outflows that may not be replaced with new assets. The Trustees seek to encourage the practice of closing Funds as necessary or appropriate to protect or enhance performance for the benefit of shareholders. Further, with respect to the international Funds, the Board noted that the international aspect of such Funds adds an additional cost to the Advisor’s research-intensive investment program to cover an international landscape and to invest in these countries. The Board also recognized that over the past five years, the advisory fees on the Micro Cap Fund, Micro Cap Value Fund, Ultra Growth Fund, Small Cap Value Fund, International Growth Fund and International Opportunities Fund were reduced. Given the foregoing factors, among others, the Independent Trustees determined the advisory fees for the foregoing Funds were acceptable.

With respect to the Investor Class shares and the Institutional Class shares of the Long Short Fund, the Trustees noted that such Fund had gross management fees equal to gross management fees of the median of its Lipper Peer Group and an expense ratio below the expense ratio of the median of its Lipper Peer Group. With respect to the Income Fund, the Independent Trustees recognized that the Fund had gross management fees above the management fees of the median of its Lipper Peer Group but an expense ratio below the median of its Lipper Peer Group. Similarly, the Trustees considered that the U.S. Treasury Fund had a gross management fee higher than the management fee of the median of its Lipper Peer Group but a net expense ratio slightly higher (within 5 basis points) of the expense ratio of the median of its Lipper Peer Group. With respect to the Investor Class share and Institutional Class shares of the Large Cap Value Fund, such Fund had gross advisory fees and net expense ratios above the median of its Lipper Peer Group. With respect to the Investor Class shares of the Strategic Income Fund, such Fund had gross advisory fees below the median of its Lipper Peer Group, net advisory fees that matched the median, and a net expense ratio below the median of its Peer Group. With respect to the Heritage Growth Fund, such Fund had a gross advisory fee that was below the median of its Lipper Peer Group, a net advisory fee that matched the median and an expense ratio below the expense ratio of the median of its Lipper Peer Group. Given their investment strategies, the Independent Trustees recognized that these Funds generally should not be subject to capacity constraints limiting the assets size of the Funds upon which advisory fees are calculated as other Funds in the complex. Based on the foregoing factors, among others, the Independent Trustees determined that the advisory fees for the foregoing Funds were acceptable.

2.	Fees Charged to Other Advisor and Sub-Advisor Clients

In reviewing fees, the Independent Trustees reviewed information from the Advisor concerning the nature of services and fees provided to separate accounts with investment styles similar to certain Funds. The Independent Trustees noted that the Advisor manages separate account client assets in styles similar to those used for certain Funds, including the Core Growth Fund, Emerging Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, Heritage Growth Fund, International Growth Fund, Large Cap Value Fund, Long/Short Fund, Micro Cap Fund, Small Cap Growth Fund, Small Cap Value Fund, Ultra Growth Fund and World Innovators Fund. The Independent Trustees noted that generally the fee rates and/or weighted average fees for these accounts were lower than the fees for the comparable Fund (except in the case of the Heritage Growth Fund and Ultra Growth Fund). The Independent Trustees also considered information regarding the advisory arrangements of the Advisor with other types of clients, including wrap accounts, collective investment trusts and funds sponsored by other sponsors.

The Independent Trustees noted that the varying types of clients require different services and involve different regulatory risks than the management of the Funds. The Independent Trustees recognized that the Advisor seeks to charge a higher fee to clients who require a higher degree of service. In this regard, the Independent Trustees have noted that while the Advisor provides portfolio management services to the Funds and other clients, the services and the costs of providing such services may still differ depending on, among other things, the nature of the investments in which the Funds and other clients may invest, such as the ability to

WASATCH FUNDS — Supplemental Information (continued)

invest foreign securities. In addition to the portfolio management services, the Board noted the extensive range of non-advisory services provided to the Funds including: administrative services, operational expertise (such as portfolio accounting, pricing, foreign registrations, and foreign filings), shareholder communications (such as prospectuses, shareholder reports and other periodic reports), oversight of third party service providers (including sub-advisors), Board support, monitoring daily purchases and redemptions, shareholder services, tax administration, marketing and other services required to operate a Fund. Further, the Independent Trustees recognized the compliance services necessary for the Funds as they operate in a highly regulated industry. Such responsibilities generally are not required to the same extent for separate accounts. In light of the foregoing, the Independent Trustees concluded that the fees charged in light of the services provided to the Funds were reasonable by comparison.

In considering the fees of the Sub-Advisors for the Income Fund and U.S. Treasury Fund, the Independent Trustees also considered the pricing schedule the respective Sub-Advisor charges for investment management services for other clients. The Independent Trustees also noted that the sub-advisory fees were established through arm’s length negotiations between the Advisor and the Sub-Advisors, which are unaffiliated with the Advisor.

3.	Profitability of the Advisor

The Independent Trustees reviewed the profitability of the Advisor both on an absolute basis and in comparison to other investment advisors. The Independent Trustees reviewed profitability information for the Advisor derived from its relationship with each Fund for the calendar year ended December 31, 2013 and pro forma profitability for the calendar year ended December 31, 2014. The profitability information helps the Board evaluate the Advisor’s financial condition, the Advisor’s ability to continue to provide services and the reasonableness of the management fee. In reviewing profitability, the Independent Trustees reviewed the methodology utilized to allocate revenue and expenses of the Advisor among the Funds. The Independent Trustees, however, recognized the subjective nature of determining profitability which may be affected by many factors, including the allocation of expenses across multiple investment products served by the Advisor. The allocation of research and personnel expenses among the Funds and other products is also particularly difficult given the Advisor’s shared research culture. The Independent Trustees also noted that the Advisor is privately held and is taxed as a Subchapter S corporation, thus certain expenses had to be attributed and/or estimated.

In addition to the foregoing, the Trustees considered the Advisor’s revenues and margins compared to publicly available information concerning unaffiliated publicly traded investment managers. However, the Independent Trustees recognized the limitations in the comparative data given that, among other things, many of these managers are much larger than the Advisor, have different lines of business, provide different services, may employ different expense allocations and charges, may not be representative of the industry and may not disclose profitability information per fund or product line. Notwithstanding the foregoing, the Independent Trustees noted that the Advisor’s profitability is within a reasonable range compared to the peer group of unaffiliated advisors. Based on their review, the Independent Trustees were satisfied that the Advisor’s level of profitability from its relationship with each Fund was not unreasonable in light of the services provided.

With respect to the Sub-Advisors, although a profitability analysis was not available, the Independent Trustees received certain financial statements of the Sub-Advisors. The Trustees reviewed HIMCO’s balance sheet as of December 31, 2013 and 2012 and 1st Source’s balance sheet as of September 30, 2014 and income statement for the month ended September 30, 2014 and September 30, 2013. Considering the Sub-Advisors’ fee schedules and the fact that the sub-advisory fees are established through arm’s length negotiations, the Independent Trustees concluded that HIMCO’s and 1st Source’s profitability from the Sub-Advisor’s relationship with the U.S. Treasury Fund and Income Fund, respectively, is not unreasonable.

In addition to the above, the Independent Trustees also considered that the Advisor benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute a Fund’s purchases and sales of securities, as described in further detail below.

D.	ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

The Independent Trustees considered the extent of any economies of scale as the Funds grow and whether Fund investors benefit from any economies of scale. In their review, the Independent Trustees acknowledged that economies of scale are difficult to measure and predict with precision. The Independent Trustees further recognized that the capacity constraints on the Funds investing in small and micro-cap companies limit the ability for the Funds to grow to achieve economies of scale as such Funds may be closed at smaller asset levels to help protect or enhance performance for the benefit of shareholders. The Independent Trustees further acknowledged the limited profit potential for the Advisor by closing Funds to new and/or existing shareholders and the costs of the Advisor’s research intensive process also inhibit economies of scale. With respect to the Funds without such capacity constraints, the Independent Trustees also reviewed the factors the Advisor considered in proposing a fee level and recognized the Advisor’s position that to the extent economies of scale exist, the current level of advisory fee reflects such economies of scale. Considering the factors above, the Independent Trustees concluded the absence of breakpoints in the management fee was acceptable and that such economies as exist are adequately reflected in the Advisor’s fee structure.

E.	INDIRECT BENEFITS

In evaluating fees, the Independent Trustees also considered any indirect benefits or profits the Advisor or its

MARCH 31, 2015 (UNAUDITED)

affiliates may receive as a result of its relationship with the Funds. In this regard, the Independent Trustees considered that the Advisor benefits from soft dollar arrangements pursuant to which it receives research from brokers that execute an applicable Fund’s brokerage transactions that may be useful in managing the assets of the Funds or other clients. The Advisor may receive soft dollar benefits from each Fund, subject to the exceptions noted below for the sub-advised Funds. The Independent Trustees reviewed information regarding the soft dollar arrangements including, among other things, the commissions paid, the research credits earned and the services provided. The Independent Trustees recognized that soft dollar arrangements provide benefits to the Advisor derived from a Fund’s brokerage transactions by obtaining research that it would otherwise have to acquire with hard dollars. Accordingly, the Advisor’s profitability would be somewhat lower if it did not receive the research services pursuant to soft dollar arrangements. The Independent Trustees took these “fall out” benefits, if any, into account when reviewing the level of advisory fees.

With respect to the Sub-Advisors, the Independent Trustees recognized that the Sub-Advisors currently do not have soft dollar arrangements on behalf of their respective Funds.

F.	ANNUAL APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

The Independent Trustees did not identify any single factor discussed previously as all-important or controlling. The Independent Trustees, including a majority of Independent Trustees, concluded that the terms of the Advisory Agreement for each Fund, the HIMCO Sub-Advisory Agreement for the U.S. Treasury Fund, and the 1st Source Sub-Advisory Agreement for the Income Fund were fair and reasonable, that the Advisor’s and Sub-Advisors’ fees are reasonable in light of the services provided to each respective Fund, and that the Advisory Agreement should be approved on behalf of each Fund and the Sub-Advisory Agreements should be approved on behalf of the U.S. Treasury Fund and the Income Fund, respectively.

WASATCH FUNDS — Service Providers	MARCH 31, 2015 (UNAUDITED)

INVESTMENT ADVISOR

Wasatch Advisors, Inc.

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

SUB-ADVISOR FOR THE WASATCH-1ST SOURCE INCOME FUND

1st Source Corporation Investment Advisors, Inc.

100 North Michigan Street

South Bend, IN 46601

SUB-ADVISOR FOR THE U.S. TREASURY FUND

Hoisington Investment Management Co.

6836 Bee Caves Road

Building 2, Suite 100

Austin, TX 78746

ADMINISTRATOR AND FUND ACCOUNTANT

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

TRANSFER AGENT

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

CUSTODIAN

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

LEGAL COUNSEL TO WASATCH FUNDS AND INDEPENDENT TRUSTEES

Chapman and Cutler, LLP

111 West Monroe Street

Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

CONTACT WASATCH

TELEPHONE

800.551.1700

M - F, 7:00 a.m. to 7:00 p.m. CT

Automated Line, 24 Hours

U.S. MAIL

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

OVERNIGHT DELIVERY

Wasatch Funds

235 West Galena Street

Milwaukee, WI 53212

ONLINE

www.WasatchFunds.com

shareholderservice@wasatchfunds.com

WASATCH FUNDS

2015 Semi-Annual Report
www.WasatchFunds.com • 800.551.1700

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Paper from responsible sources
FSC® C101537

Item 2:	Code of Ethics.

Not required.

Item 3:	Audit Committee Financial Expert.

Not required.

Item 4.	Principal Accountant Fees and Services.

Not required.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a) Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not required.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASATCH FUNDS TRUST

By:	/s/ Samuel S. Stewart, Jr.
Samuel S. Stewart, Jr. President (principal executive officer) of Wasatch Funds Trust

Date: June 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel S. Stewart, Jr.
Samuel S. Stewart, Jr. President (principal executive officer) of Wasatch Funds Trust

Date: June 5, 2015

By:	/s/ Cindy B. Firestone
Cindy B. Firestone Treasurer (principal financial officer) of Wasatch Funds Trust

Date: June 5, 2015